PIMCO Equity Series
Prospectus
October 31, 2018 (as supplemented June 10, 2019)
	Inst	I-2*	I-3	A	C
PIMCO Dividend and Income Fund	PQIIX	PQIPX	—	PQIZX	PQICX
PIMCO EqS® Long/Short Fund	PMHIX	PMHBX	PMHNX	PMHAX	PMHCX
PIMCO RAE Emerging Markets Fund	PEIFX	PEPFX	—	PEAFX	—
PIMCO RAE Global ex-US Fund	PZRIX	PZRPX	—	PZRAX	—
PIMCO RAE Global Fund	PFQIX	PFQPX	—	PFQAX	—
PIMCO RAE International Fund	PPYIX	PPYPX	—	PPYAX	—
PIMCO RAE US Fund	PKAIX	PKAPX	—	PKAAX	—
PIMCO RAE US Small Fund	PMJIX	PMJPX	—	PMJAX	—

*I-2 was formerly called Class P.

As with other mutual funds, neither the U.S. Securities and Exchange Commission nor the U.S. Commodity Futures Trading Commission has approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

PIMCO Dividend and Income Fund

Investment Objective

The Fund's primary investment objective is to seek to provide current income that exceeds the average yield on global stocks. The Fund's secondary objective is to seek to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 48 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Class A	Class C
Management Fees	0.79%	0.89%	0.99%	0.89%	0.89%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	1.00%
Other Expenses(1)	0.07%	0.07%	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses	0.86%	0.96%	1.06%	1.21%	1.96%
Fee Waiver and/or Expense Reimbursement(2)(3)	(0.01%)	(0.01%)	(0.06%)	(0.01%)	(0.01%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.85%	0.95%	1.00%	1.20%	1.95%

1 "Other Expenses" include interest expense of 0.05% and expenses incurred by the Fund in the normal course of its operations. Such expenses are borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.80%, 0.90%, 0.95%, 1.15% and 1.90% for Institutional Class, I-2, I-3, Class A and Class C shares, respectively.

2 PIMCO has contractually agreed, through October 31, 2019, to waive a portion of the Fund's supervisory and administrative fees, or reimburse the Fund, to the extent that the Fund's organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (calculated as a percentage of average daily net assets attributable to each class). This Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. Under certain conditions, PIMCO may recoup amounts waived or reimbursed in future periods, not exceeding three years.

3 PIMCO has contractually agreed, through October 31, 2019, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$87	$273	$476	$1,060
I-2	$97	$305	$530	$1,777
I-3	$102	$331	$579	$1,289
Class A	$666	$912	$1,178	$1,934
Class C	$298	$614	$1,056	$2,284

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$666	$912	$1,178	$1,934
Class C	$198	$614	$1,056	$2,284

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 80% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of income-producing investments, and will typically invest between 60-80% of its assets in equity and equity-related securities (such portion of the Fund's portfolio, the "Equity Sleeve") providing exposure to a portfolio of stocks (the "RAE Income Global Portfolio") through investment in the securities that comprise the RAE Income Global Portfolio. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital) and equity derivatives. With respect to investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Fund may invest. The stocks for the Equity Sleeve are selected by the Fund's sub-adviser, Research Affiliates, LLC (the "Sub-Adviser") from a broad universe of global equities.

The Sub-Adviser uses the RAE® methodology for portfolio construction with respect to the Equity Sleeve. The RAE® methodology is a rules-based model

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PIMCO Dividend and Income Fund

that selects and weights stocks by fundamental measures of company size, e.g., gross profit, cash flow, book value, dividends plus net buybacks, rather than by market capitalization and then incorporates additional active insights on measures such as quality and momentum, among other factors, to seek to enhance risk-adjusted returns. Selections are further refined through additional yield and financial health screens to create a portfolio that seeks to provide an attractive current yield and long-term capital appreciation. Actual stock positions in the RAE Income Global Portfolio, which drift apart from target weights as market prices change, are rebalanced to target weights periodically. The RAE® methodology's systematic portfolio rebalancing reflects a value orientation. Portfolio managers do not have discretion with respect to the allocations determined by the RAE® methodology. The RAE® methodology is not updated according to any predetermined schedule and generally is not expected to be updated during a given year.

The Sub-Adviser provides investment advisory services in connection with the Equity Sleeve's use of the RAE Income Global Portfolio by, among other things, providing PIMCO, and the Portfolio Implementer where applicable, with the constituents and target weights in the RAE Income Global Portfolio. The Equity Sleeve seeks to remain invested in the securities that comprise the RAE Income Global Portfolio even when the value of the RAE Income Global Portfolio is declining.

The Fund may also invest in "Fixed Income Instruments" of varying maturities. Fixed Income Instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The debt investments of the Fund may include investment-grade securities and high yield securities ("junk bonds") of any rating.

The Fund's approach to fixed income securities selection incorporates PIMCO's global macroeconomic views and fixed income investment expertise. The Fund's fixed income assets are selected based on fundamental analysis, as well as PIMCO's view regarding the attractiveness of key investment risk factors.

The Fund may also invest in derivative instruments, such as options, futures contracts, swap agreements, equity-linked notes, equity-linked securities and participatory notes, consistent with its investment objectives. The Fund may also invest in real estate investment trusts ("REITs"). The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also enter into reverse repurchase agreements and lend portfolio securities.

The Fund may invest a significant portion of its assets in securities and instruments that are economically tied to foreign (non-U.S.) countries. The Fund may obtain foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) without limitation. With respect to its equity investments, the Fund may invest up to 20% of its total assets in securities and instruments that are economically tied to emerging market countries. With respect to its fixed income investments, the Fund may invest without limitation in securities and instruments that are economically tied to emerging market countries.

Principal Risks

It is possible to lose money on an investment in the Fund.  The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Dividend-Oriented Stocks Risk: companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by the Fund or the Fund receiving less income. In addition, equity securities with higher dividend yields may be sensitive to changes in interest rates, and as interest rates rise, the prices of such securities may fall. The Fund's use of a dividend capture strategy (i.e., purchasing an equity security shortly before the issuer pays a dividend and selling it shortly thereafter) exposes the Fund to higher portfolio turnover, increased trading costs, the potential for capital loss, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading and may result in negative tax consequences

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Interest Rate Risk: the risk that fixed income securities and dividend-paying equity securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more

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Prospectus

sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield and Distressed Company Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Real Estate Risk: the risk that the Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Small-Cap and Mid-Cap Company Risk: the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Model Risk: the risk that the Fund's investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	3

PIMCO Dividend and Income Fund

information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an additional index. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The I-3 shares of the Fund have not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund measures its performance against a primary benchmark and an additional benchmark. The Fund's primary benchmark is the MSCI World Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indexes. The Fund's additional benchmark is a blend of 75% MSCI World Index/25% Bloomberg Barclays Global Aggregate USD Unhedged. Bloomberg Barclays Global Aggregate USD Unhedged provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices.

Performance for the Fund is updated daily and quarterly and may be obtained at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of September 30, 2018 is 0.79%. For the periods shown in the bar chart, the highest quarterly return was 7.32% in the Q4 2013, and the lowest quarterly return was -11.46% in the Q3 2015.

Average Annual Total Returns (for periods ended 12/31/17)

	1 Year	5 Years	Since Inception (12/14/2011)
Institutional Class Return Before Taxes	16.20%	7.01%	8.50%
Institutional Class Return After Taxes on Distributions(1)	15.38%	5.48%	7.07%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	9.74%	5.18%	6.47%
I-2 Return Before Taxes	16.08%	6.93%	8.43%
Class A Return Before Taxes	9.39%	5.45%	7.12%
Class C Return Before Taxes	13.84%	5.83%	7.31%
MSCI World Index (reflects no deductions for fees, expenses or taxes)	22.40%	11.64%	12.92%
75% MSCI World Index/25% Bloomberg Barclays Global Aggregate USD Unhedged (reflects no deductions for fees, expenses or taxes)	18.49%	8.93%	10.07%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. Research Affiliates, LLC serves as the Fund's sub-adviser with respect to the equity portion of the Fund's portfolio. Parametric Portfolio Associates LLC serves as the Fund's portfolio implementer with respect to the equity portion of the Fund's portfolio. The Fund's portfolio is jointly and primarily managed by Robert D. Arnott, Christopher J. Brightman, Daniel J. Ivascyn and Alfred T. Murata. Mr. Arnott is the Chairman and Founder of Research Affiliates, LLC. Mr. Brightman is the Chief Investment Officer of Research Affiliates, LLC. Mr. Ivascyn is Group Chief Investment Officer of PIMCO. Messrs. Ivascyn and Murata are Managing Directors of PIMCO. Messrs. Ivascyn and Murata have managed the Fund since October 2013.  Messrs. Arnott and Brightman have managed the Fund since June 2016.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 33 of this prospectus.

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PIMCO EqS® Long/Short Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 48 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Class A	Class C
Management Fees	1.49%	1.59%	1.69%	1.59%	1.59%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	1.00%
Other Expenses(1)	0.57%	0.57%	0.57%	0.57%	0.57%
Total Annual Fund Operating Expenses	2.06%	2.16%	2.26%	2.41%	3.16%
Fee Waiver and/or Expense Reimbursement(2)(3)	(0.01%)	(0.01%)	(0.06%)	(0.01%)	(0.01%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.05%	2.15%	2.20%	2.40%	3.15%

1 "Other Expenses" include interest expense of 0.55% and expenses incurred by the Fund in the normal course of its operations. Such expenses are borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 1.50%, 1.60%, 1.65%, 1.85% and 2.60% for Institutional Class, I-2, I-3, Class A and Class C shares, respectively.

2 PIMCO has contractually agreed, through October 31, 2019, to waive a portion of the Fund's supervisory and administrative fees, or reimburse the Fund, to the extent that the Fund's organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (calculated as a percentage of average daily net assets attributable to each class). This Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. Under certain conditions, PIMCO may recoup amounts waived or reimbursed in future periods, not exceeding three years.

3 PIMCO has contractually agreed, through October 31, 2019, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$208	$645	$1,108	$2,389
I-2	$218	$675	$1,158	$2,492
I-3	$223	$701	$1,205	$2,590
Class A	$780	$1,259	$1,764	$3,145
Class C	$418	$974	$1,653	$3,466

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$780	$1,259	$1,764	$3,145
Class C	$318	$974	$1,653	$3,466

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 276% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances in long and short positions of equity and equity-related securities, including common and preferred securities (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred securities), utilizing a fundamental investing style that integrates bottom-up and top-down research. The Fund will normally invest a substantial portion of its assets in equity and equity-related securities. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital) and equity derivatives. With respect to investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Fund may invest. The Fund may also invest in fixed income securities of varying maturities, cash and cash equivalents.

The Fund will generally take long positions in investments that PIMCO believes to be undervalued and short positions in investments that PIMCO believes to be overvalued or which are established for hedging purposes. The Fund generally will be long biased, but may take both long and short

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PIMCO EqS® Long/Short Fund

positions simultaneously. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The fundamental analysis that PIMCO will conduct when analyzing investments for the Fund may include some or all of the following: review of an issuer's Securities and Exchange Commission filings; interviews with an issuer's management, customers, competitors and suppliers; review of various independent sources of news, information and analysis of the issuer and its industry; preparation of prospective financial statements; and deriving an estimation of an issuer's value on both an absolute basis and relative to that of similar issuers.

There is no limitation on the market capitalization range of the issuers in which the Fund may invest. The Fund may invest, without limitation, in securities and instruments that are economically tied to foreign (non-U.S.) countries, including securities and instruments that are economically tied to emerging market countries. The Fund may obtain foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) without limitation. The debt investments of the Fund may include investment-grade securities and high yield securities ("junk bonds") of any rating.

The Fund may invest in derivative instruments, such as options, futures contracts, options on futures and swap agreements, consistent with its investment objective. The Fund may also invest in real estate investment trusts ("REITs"). The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may regularly engage in short sales and borrowings for investment purposes. As market volatility increases, the portfolio manager may trade the Fund's portfolio more frequently. The Fund may maintain significant amounts in cash and cash equivalents, without limitation, when PIMCO determines that opportunities for investing are unattractive.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, even if the value of the Fund's long positions are rising, this could be offset by declining values of the Fund's short positions. Conversely, it is possible that rising values of the Fund's short positions could be offset by declining values of the Fund's long positions. In either scenario the Fund may experience losses. In a market where the value of both the Fund's long and short positions are declining, the Fund may experience substantial losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur

Small-Cap and Mid-Cap Company Risk: the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer than funds that are "diversified"

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of

6	PROSPECTUS | PIMCO EQUITY SERIES

Prospectus

derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that the Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield and Distressed Company Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings

Cash Holdings Risk: the risk of holding large cash positions, including lower returns and potential lost opportunities to participate in market appreciation

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index.

A privately offered fund was reorganized into the Fund, and the Fund commenced operations on April 20, 2012. This privately offered fund was organized on December 1, 2002 and commenced operations on January 1, 2003 and had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed by an investment adviser (that was subsequently acquired by PIMCO in connection with the privately offered fund's reorganization) in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the privately offered fund was not registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the privately offered fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected its performance.

The Fund's performance for periods prior to the commencement of operations on April 20, 2012 is that of the privately offered fund (net of actual fees and expenses charged to individual privately offered fund accounts in the aggregate). The performance of the privately offered fund has not been restated to reflect the fees, expenses and fee waivers and/or expense limitations applicable to each class of shares of the Fund. If the performance of the privately offered fund had been restated to reflect the applicable fees and expenses of each class of shares of the Fund, the

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	7

PIMCO EqS® Long/Short Fund

performance may have been higher (if applicable Fund fees and expenses were lower than actual fees and expenses charged to individual privately offered fund accounts in the aggregate) or lower (if applicable Fund fees and expenses were higher than actual fees and expenses charged to individual privately offered fund accounts in the aggregate) than the performance shown in the bar chart and Average Annual Total Returns table below. For periods following the Fund's commencement of operations on April 20, 2012, the performance of each class of shares differs as a result of the different levels of fees and expenses applicable to each class of shares, and performance for Class A and Class C shares reflects the impact of sales charges. Because I-3 shares of the Fund had not commenced operations as of December 31, 2017, no performance for I-3 shares is provided. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's benchmark index is the 3 Month USD LIBOR Index. LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England's Eurodollar market. The privately offered fund began operations on January 1, 2003.  Index comparisons began on December 31, 2002.

Performance for the Fund is updated daily and quarterly and may be obtained at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of September 30, 2018 is 3.82%. For the periods shown in the bar chart, the highest quarterly return was 14.62% in the Q3 2009, and the lowest quarterly return was -7.49% in the Q3 2011.

Average Annual Total Returns (for periods ended 12/31/17)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	9.95%	8.41%	5.72%
Institutional Class Return After Taxes on Distributions(1)	8.15%	7.21%	5.13%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	6.30%	6.27%	4.41%
I-2 Return Before Taxes	9.83%	8.31%	5.67%
Class A Return Before Taxes	3.61%	6.83%	4.91%
Class C Return Before Taxes	7.74%	7.23%	5.05%
3 Month USD LIBOR Index (reflects no deductions for fees, expenses or taxes)	1.20%	0.54%	0.82%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by John M. Devir. Mr. Devir is an Executive Vice President of PIMCO and has managed the Fund since August 2016.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 33 of this prospectus.

8	PROSPECTUS | PIMCO EQUITY SERIES

PIMCO RAE Emerging Markets Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class or I-2 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 48 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	Class A
Management Fees	0.95%	1.05%	1.05%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%
Other Expenses(1)	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	0.97%	1.07%	1.32%
Fee Waiver and/or Expense Reimbursement(2)(3)	(0.21%)	(0.21%)	(0.21%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.76%	0.86%	1.11%

1 "Other Expenses" include expenses incurred by the Fund in the normal course of its operations together with recoupment of management fees previously waived or reimbursed to the Fund. Such expenses are borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO").

2 PIMCO has contractually agreed, through October 31, 2019, to reduce its advisory fee by 0.20% of the average daily net assets of the Fund. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years.

3 PIMCO has contractually agreed, through October 31, 2019, to waive a portion of the Fund's supervisory and administrative fees, or reimburse the Fund, to the extent that the Fund's organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (calculated as a percentage of average daily net assets attributable to each class). This Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. Under certain conditions, PIMCO may recoup amounts waived or reimbursed in future periods, not exceeding three years.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2 or Class A shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares or I-2 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$78	$288	$516	$1,171
I-2	$88	$319	$570	$1,287
Class A	$484	$758	$1,052	$1,888

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$484	$758	$1,052	$1,888

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in investments that are economically tied to emerging market countries. Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks economically tied to emerging market countries ("RAE Emerging Markets Portfolio") through investment in the securities that comprise the RAE Emerging Markets Portfolio. The stocks are selected by the Fund's sub-adviser, Research Affiliates, LLC ("Sub-Adviser"), from a broad universe of companies which satisfy certain liquidity and capacity requirements.

The Sub-Adviser uses the RAE® methodology for portfolio construction. The RAE® methodology is a rules-based model that selects and weights stocks by fundamental measures of company size, e.g., gross profit, cash flow, book value, dividends plus net buybacks, rather than by market capitalization and then incorporates additional active insights on measures such as quality and momentum, among other factors, to seek to enhance risk-adjusted returns. Actual stock positions in the RAE Emerging Markets Portfolio, which drift apart from target weights as market prices change, are rebalanced to target weights periodically. The RAE® methodology's systematic portfolio rebalancing reflects a value orientation. Portfolio managers do not have discretion with respect to the allocations determined by the RAE® methodology. The RAE® methodology is not updated

PIMCO EQUITY SERIES | PROSPECTUS	9

PIMCO RAE Emerging Markets Fund

according to any predetermined schedule and generally is not expected to be updated during a given year.

The Sub-Adviser provides investment advisory services in connection with the Fund's use of the RAE Emerging Markets Portfolio by, among other things, providing PIMCO, and the Portfolio Implementer where applicable, with the constituents and target weights in the RAE Emerging Markets Portfolio. The Fund seeks to remain invested in the securities that comprise the RAE Emerging Markets Portfolio even when the value of the RAE Emerging Markets Portfolio is declining.

The Fund may invest, without limitation, in equity and equity-related securities, including common and preferred securities. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital) and equity derivatives. With respect to investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Fund may invest. The Fund may also invest in derivative instruments, such as options, forwards, futures contracts, options on futures and swap agreements, consistent with its investment objective. The Fund may also invest in real estate investment trusts ("REITs"). The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may also enter into reverse repurchase agreements and lend portfolio securities.

The Fund may invest, without limitation, in securities and instruments denominated in foreign currencies and in securities of foreign issuers. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund may obtain foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) without limitation.

Principal Risks

It is possible to lose money on an investment in the Fund.  The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by the Sub-Adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Credit Risk: the risk that the Fund could lose money if the counterparty to a derivative contract is unable or unwilling to meet its financial obligations

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Real Estate Risk: the risk that the Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by the Sub-Adviser, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Sub-Adviser and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual

10	PROSPECTUS | PIMCO EQUITY SERIES

Prospectus

obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Model Risk: the risk that the Fund's investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a primary and a secondary broad-based securities market index.

A privately offered fund managed by the Fund's Sub-Adviser was reorganized into the Fund as of the date the Fund commenced operations (June 5, 2015). This privately offered fund was organized on March 2, 2006 and commenced operations on May 31, 2006 and had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed by the Fund's Sub-Adviser in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the privately offered fund was not registered as an investment company under the 1940 Act, and the privately offered fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance.

The Fund's performance for periods prior to the commencement of operations is that of the privately offered fund (net of actual fees and expenses charged to individual privately offered fund accounts in the aggregate). The performance of the privately offered fund has not been restated to reflect the fees, estimated expenses and fee waivers and/or expense limitations applicable to each class of shares of the Fund. If the performance of the privately offered fund had been restated to reflect the applicable fees and expenses of each class of shares of the Fund, the performance may have been higher or lower than the performance shown in the bar chart and Average Annual Total Returns table below. For periods following the Fund's commencement of operations on June 5, 2015, the performance of each class of shares differs as a result of the different levels of fees and expenses applicable to each class of shares, and performance for Class A shares reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund measures its performance against a primary benchmark and a secondary benchmark. The Fund's primary benchmark is the MSCI Emerging Markets Value Index.

Effective February 28, 2019, the Fund's primary benchmark is the MSCI Emerging Markets Value Index. The MSCI Emerging Markets Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 24 emerging markets countries. The value investment style characteristics for index construction of the MSCI Emerging Markets Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. The Fund believes that the new primary benchmark better aligns with the Fund's investment strategy. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

Performance for the Fund is updated daily and quarterly and may be obtained at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of September 30, 2018 is -6.06%. For the periods shown in the bar chart, the highest quarterly return was 42.88% in the Q2 2009, and the lowest quarterly return was -26.40% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/17)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	29.34%	4.29%	2.52%
Institutional Class Return After Taxes on Distributions(1)	25.49%	3.34%	2.05%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	17.04%	2.94%	1.77%
I-2 Return Before Taxes	29.03%	4.21%	2.48%
Class A Return Before Taxes	24.01%	3.34%	2.05%
MSCI Emerging Markets Value Index (reflects no deductions for fees, expenses or taxes)	28.07%	1.75%	0.91%
MSCI Emerging Markets Index (reflects no deductions for fees, expenses or taxes)	37.28%	4.35%	1.68%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	11

PIMCO RAE Emerging Markets Fund

returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. Research Affiliates, LLC serves as the Fund's sub-adviser. Parametric Portfolio Associates LLC serves as the Fund's portfolio implementer. The Fund's portfolio is jointly and primarily managed by Robert D. Arnott and Christopher J. Brightman. Mr. Arnott is Chairman and Founder of Research Affiliates, LLC. Mr. Brightman is Chief Investment Officer of Research Affiliates, LLC. Messrs. Arnott and Brightman have jointly and primarily managed the Fund since its inception in June 2015.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 33 of this prospectus.

12	PROSPECTUS | PIMCO EQUITY SERIES

PIMCO RAE Global ex-US Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class or I-2 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 48 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	Class A
Management Fees	0.75%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%
Other Expenses(1)	0.02%	0.02%	0.02%
Acquired Fund Fees and Expenses	0.55%	0.55%	0.55%
Total Annual Fund Operating Expenses(2)	1.32%	1.42%	1.67%
Fee Waiver and/or Expense Reimbursement(3)(4)(5)	(0.77%)	(0.77%)	(0.77%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.55%	0.65%	0.90%

1 "Other Expenses" include expenses incurred by the Fund in the normal course of its operations together with recoupment of management fees previously waived or reimbursed to the Fund. Such expenses are borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO").

2 Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets Excluding Waivers of the Fund, as set forth in the Financial Highlights table of the Fund's prospectus, because the Ratio of Expenses to Average Net Assets Excluding Waivers reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

3 PIMCO has contractually agreed, through October 31, 2019, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to the Management Fees of Underlying Funds indirectly incurred by the Fund in connection with its investments in Underlying Funds, to the extent the Fund's Management Fees are greater than or equal to the Management Fees of the Underlying Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term.

4 PIMCO has contractually agreed, through October 31, 2019, to reduce its advisory fee by 0.20% of the average daily net assets of the Fund. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years.

5 PIMCO has contractually agreed, through October 31, 2019, to waive a portion of the Fund's supervisory and administrative fees, or reimburse the Fund, to the extent that the Fund's organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (calculated as a percentage of average daily net assets attributable to each class). This Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. Under certain conditions, PIMCO may recoup amounts waived or reimbursed in future periods, not exceeding three years.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2 or Class A shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares or I-2 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$56	$342	$650	$1,523
I-2	$66	$373	$703	$1,635
Class A	$463	$809	$1,179	$2,215

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$463	$809	$1,179	$2,215

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in (i) Institutional Class shares of the PIMCO RAE International Fund ("International Fund") and the PIMCO RAE Emerging Markets Fund ("Emerging Markets Fund") (together, the International Fund and the Emerging Markets Fund are referred to as the "Underlying Funds"), and (ii) securities that are eligible investments for the Underlying Funds. Under normal circumstances, each of the Underlying Funds obtains exposure to a portfolio of stocks (each, a "RAE Portfolio") through investment in the securities that comprise the RAE Portfolio. The stocks are selected by the Fund's sub-adviser, Research Affiliates, LLC ("Sub-Adviser"), from a broad universe of companies which satisfy certain liquidity

PIMCO EQUITY SERIES | PROSPECTUS	13

PIMCO RAE Global ex-US Fund

and capacity requirements. With respect to its direct or indirect (through a fund) investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Fund may invest.

The Sub-Adviser uses the RAE® methodology for portfolio construction. The RAE® methodology is a rules-based model that selects and weights stocks by fundamental measures of company size, e.g., gross profit, cash flow, book value, dividends plus net buybacks, rather than by market capitalization and then incorporates additional active insights on measures such as quality and momentum, among other factors, to seek to enhance risk-adjusted returns. Actual stock positions in each RAE Portfolio, which drift apart from target weights as market prices change, are rebalanced to target weights periodically. The RAE® methodology's systematic portfolio rebalancing reflects a value orientation. Portfolio managers do not have discretion with respect to the allocations determined by the RAE® methodology. The RAE® methodology is not updated according to any predetermined schedule and generally is not expected to be updated during a given year.

The Sub-Adviser provides investment advisory services in connection with each Underlying Fund's use of its respective RAE Portfolio by, among other things, providing PIMCO, and the Portfolio Implementer where applicable, with the constituents and target weights in the relevant RAE Portfolio. Each Underlying Fund seeks to remain invested in the securities that comprise its respective RAE Portfolio even when the value of such RAE Portfolio is declining.

The Fund's portfolio, either directly or indirectly (through funds), will be economically tied to at least three non-U.S. countries. The Fund may also invest in derivative instruments, such as options, forwards, futures contracts, options on futures and swap agreements, consistent with its investment objective. The Fund may also invest in real estate investment trusts ("REITs"). The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may also enter into reverse repurchase agreements and lend portfolio securities.

The Fund may invest, without limitation, in securities and instruments denominated in foreign currencies and may also invest, without limitation, in securities of foreign issuers. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund may obtain foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) without limitation. Subject to the restrictions and limitations of the Investment Company Act of 1940, as amended (the "1940 Act"), as well as the investment strategies described above and any other restrictions described in the Fund's prospectus or Statement of Additional Information, the Fund may invest, without limitation, in other affiliated and unaffiliated funds, which may or may not be registered under the 1940 Act (together with the Underlying Funds, "Acquired Funds").

Principal Risks

It is possible to lose money on an investment in the Fund.  The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in Underlying Funds. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

New/Small Fund Risk: the risk that a new or smaller fund's performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies

Allocation Risk: the risk that the Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated. The Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines

Acquired Fund Risk: the risk that the Fund's performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of the Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by the Sub-Adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Credit Risk: the risk that the Fund could lose money if the counterparty to a derivative contract is unable or unwilling to meet its financial obligations

Distressed Company Risk: the risk that securities of distressed companies may be subject to greater levels of market, issuer and liquidity risks. Distressed companies may be engaged in restructurings or bankruptcy proceedings, which may cause the value of their securities to fluctuate rapidly or unpredictably

14	PROSPECTUS | PIMCO EQUITY SERIES

Prospectus

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Real Estate Risk: the risk that the Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by the Sub-Adviser, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Sub-Adviser and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Small Company Risk: the risk that the value of equity securities issued by small companies, ranked by fundamental size as determined by the Sub-Adviser, may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Model Risk: the risk that the Fund's investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a primary and a secondary broad-based securities market index. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. Performance for Class A shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund measures its performance against a primary benchmark and a secondary benchmark. The Fund's primary benchmark is the MSCI All Country World ex US Value Index.

Effective February 28, 2019, the Fund's primary benchmark is the MSCI All Country World ex US Value Index. The MSCI All Country World ex US Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 22 developed and 24 emerging markets countries. The value investment style characteristics for index construction of the MSCI All Country World ex US Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. The Fund believes that the new primary benchmark better aligns with the Fund's investment strategy. The MSCI All Country World ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World ex US Index consists of 46 country indexes comprising 22 developed and 24 emerging market country indexes.

Performance for the Fund will be updated daily and quarterly and may be obtained at https://www.pimco.com/en-us/product-finder.

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	15

PIMCO RAE Global ex-US Fund

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of September 30, 2018 is -4.07%. For the periods shown in the bar chart, the highest quarterly return was 7.71% in the Q1 2017, and the lowest quarterly return was 0.93% in the Q2 2016.

Average Annual Total Returns (for periods ended 12/31/17)

	1 Year	Since Inception (06/05/2015)
Institutional Class Return Before Taxes	25.97%	8.08%
Institutional Class Return After Taxes on Distributions(1)	24.31%	7.10%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	15.20%	5.96%
I-2 Return Before Taxes	25.74%	7.93%
Class A Return Before Taxes	20.88%	6.13%
MSCI All Country World ex US Value Index (reflects no deductions for fees, expenses or taxes)	22.66%	5.76%
MSCI All Country World ex US Index (reflects no deductions for fees, expenses or taxes)	27.19%	7.05%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. Research Affiliates, LLC serves as the Fund's sub-adviser. Parametric Portfolio Associates LLC serves as the Fund's portfolio implementer. The Fund's portfolio is jointly and primarily managed by Robert D. Arnott and Christopher J. Brightman. Mr. Arnott is Chairman and Founder of Research Affiliates, LLC. Mr. Brightman is Chief Investment Officer of Research Affiliates, LLC. Messrs. Arnott and Brightman have jointly and primarily managed the Fund since its inception in June 2015.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 33 of this prospectus.

16	PROSPECTUS | PIMCO EQUITY SERIES

PIMCO RAE Global Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class or I-2 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 48 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	Class A
Management Fees	0.70%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%
Other Expenses(1)	0.02%	0.02%	0.02%
Acquired Fund Fees and Expenses	0.49%	0.49%	0.49%
Total Annual Fund Operating Expenses(2)	1.21%	1.31%	1.56%
Fee Waiver and/or Expense Reimbursement(3)(4)(5)	(0.70%)	(0.70%)	(0.70%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.51%	0.61%	0.86%

1 "Other Expenses" include expenses incurred by the Fund in the normal course of its operations together with recoupment of management fees previously waived or reimbursed to the Fund. Such expenses are borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO").

2 Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets Excluding Waivers of the Fund, as set forth in the Financial Highlights table of the Fund's prospectus, because the Ratio of Expenses to Average Net Assets Excluding Waivers reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

3 PIMCO has contractually agreed, through October 31, 2019, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to the Management Fees of Underlying Funds indirectly incurred by the Fund in connection with its investments in Underlying Funds, to the extent the Fund's Management Fees are greater than or equal to the Management Fees of the Underlying Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term.

4 PIMCO has contractually agreed, through October 31, 2019, to reduce its advisory fee by 0.20% of the average daily net assets of the Fund. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years.

5 PIMCO has contractually agreed, through October 31, 2019, to waive a portion of the Fund's supervisory and administrative fees, or reimburse the Fund, to the extent that the Fund's organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (calculated as a percentage of average daily net assets attributable to each class). This Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. Under certain conditions, PIMCO may recoup amounts waived or reimbursed in future periods, not exceeding three years.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2 or Class A shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares or I-2 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$52	$315	$598	$1,404
I-2	$62	$346	$651	$1,518
Class A	$459	$783	$1,129	$2,105

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$459	$783	$1,129	$2,105

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 19% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in (i) Institutional Class shares of the PIMCO RAE US Fund ("US Fund"), the PIMCO RAE International Fund ("International Fund"), and the PIMCO RAE Emerging Markets Fund ("Emerging Markets Fund") (together, the US Fund, the International Fund and the Emerging Markets Fund are referred to as the "Underlying Funds") and (ii) equity securities that are eligible investments for the Underlying Funds. Under normal circumstances, each of the Underlying Funds obtains exposure to a portfolio of stocks (each, a "RAE Portfolio") through investment in the securities that comprise the RAE Portfolio. The stocks are selected by the Fund's sub-adviser, Research

PIMCO EQUITY SERIES | PROSPECTUS	17

PIMCO RAE Global Fund

Affiliates, LLC ("Sub-Adviser"), from a broad universe of companies which satisfy certain liquidity and capacity requirements. With respect to its direct or indirect (through a fund) investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Fund may invest.

The Sub-Adviser uses the RAE® methodology for portfolio construction. The RAE® methodology is a rules-based model that selects and weights stocks by fundamental measures of company size, e.g., gross profit, cash flow, book value, dividends plus net buybacks, rather than by market capitalization and then incorporates additional active insights on measures such as quality and momentum, among other factors, to seek to enhance risk-adjusted returns. Actual stock positions in each RAE Portfolio, which drift apart from target weights as market prices change, are rebalanced to target weights periodically. The RAE® methodology's systematic portfolio rebalancing reflects a value orientation. Portfolio managers do not have discretion with respect to the allocations determined by the RAE® methodology. The RAE® methodology is not updated according to any predetermined schedule and generally is not expected to be updated during a given year.

The Sub-Adviser provides investment advisory services in connection with each Underlying Fund's use of its respective RAE Portfolio by, among other things, providing PIMCO, and the Portfolio Implementer where applicable, with the constituents and target weights in the relevant RAE Portfolio. Each Underlying Fund seeks to remain invested in the securities that comprise its respective RAE Portfolio even when the value of such RAE Portfolio is declining.

The Fund's portfolio, either directly or indirectly (through funds), will be economically tied to at least three countries (one of which may be the U.S.). The Fund may also invest in derivative instruments, such as options, forwards, futures contracts, options on futures and swap agreements, consistent with its investment objective. The Fund may also invest in real estate investment trusts ("REITs"). The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may also enter into reverse repurchase agreements and lend portfolio securities.

The Fund may invest, without limitation, in securities and instruments denominated in foreign currencies and may also invest, without limitation, in securities of foreign issuers. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund may obtain foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) without limitation. Subject to the restrictions and limitations of the Investment Company Act of 1940, as amended (the "1940 Act"), as well as the investment strategies described above and any other restrictions described in the Fund's prospectus or Statement of Additional Information, the Fund may invest, without limitation, in other affiliated and unaffiliated funds, which may or may not be registered under the 1940 Act (together with the Underlying Funds, "Acquired Funds").

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in Underlying Funds. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Allocation Risk: the risk that the Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated. The Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines

Acquired Fund Risk: the risk that the Fund's performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of the Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by the Sub-Adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Credit Risk: the risk that the Fund could lose money if the counterparty to a derivative contract is unable or unwilling to meet its financial obligations

Distressed Company Risk: the risk that securities of distressed companies may be subject to greater levels of market, issuer and liquidity risks. Distressed companies may be engaged in restructurings or bankruptcy proceedings, which may cause the value of their securities to fluctuate rapidly or unpredictably

18	PROSPECTUS | PIMCO EQUITY SERIES

Prospectus

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Real Estate Risk: the risk that the Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by the Sub-Adviser, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Sub-Adviser and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Small Company Risk: the risk that the value of equity securities issued by small companies, ranked by fundamental size as determined by the Sub-Adviser, may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Model Risk: the risk that the Fund's investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a primary and a secondary broad-based securities market index. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. Performance for Class A shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund measures its performance against a primary benchmark and a secondary benchmark. The Fund's primary benchmark is the MSCI All County World Value Index.

Effective February 28, 2019, the Fund's primary benchmark is the MSCI All Country World Value Index. The MSCI All Country World Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 23 developed markets countries and 24 emerging markets countries. The value investment style characteristics for index construction of the MSCI All Country World Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. The Fund believes that the new primary benchmark better aligns with the Fund's investment strategy. The MSCI All Country World Index is a free-float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 47 country indexes comprising developed and emerging market indexes.

Performance for the Fund will be updated daily and quarterly and may be obtained at https://www.pimco.com/en-us/product-finder.

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	19

PIMCO RAE Global Fund

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of September 30, 2018 is 1.15%. For the periods shown in the bar chart, the highest quarterly return was 6.40% in the Q3 2017, and the lowest quarterly return was 1.75% in the Q2 2016.

Average Annual Total Returns (for periods ended 12/31/17)

	1 Year	Since Inception (06/05/2015)
Institutional Class Return Before Taxes	22.32%	9.54%
Institutional Class Return After Taxes on Distributions(1)	19.85%	8.18%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	13.41%	7.03%
I-2 Return Before Taxes	22.32%	9.42%
Class A Return Before Taxes	17.39%	7.56%
MSCI All Country World Value Index (reflects no deductions for fees, expenses or taxes)	18.26%	8.18%
MSCI All Country World Index (reflects no deductions for fees, expenses or taxes)	23.97%	9.26%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. Research Affiliates, LLC serves as the Fund's sub-adviser. Parametric Portfolio Associates LLC serves as the Fund's portfolio implementer. The Fund's portfolio is jointly and primarily managed by Robert D. Arnott and Christopher J. Brightman. Mr. Arnott is Chairman and Founder of Research Affiliates, LLC. Mr. Brightman is Chief Investment Officer of Research Affiliates, LLC. Messrs. Arnott and Brightman have jointly and primarily managed the Fund since its inception in June 2015.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 33 of this prospectus.

20	PROSPECTUS | PIMCO EQUITY SERIES

PIMCO RAE International Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class or I-2 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 48 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	Class A
Management Fees	0.60%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%
Other Expenses(1)	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	0.62%	0.72%	0.97%
Fee Waiver and/or Expense Reimbursement(2)(3)	(0.11%)	(0.11%)	(0.11%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.51%	0.61%	0.86%

1 "Other Expenses" include expenses incurred by the Fund in the normal course of its operations together with recoupment of management fees previously waived or reimbursed to the Fund. Such expenses are borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO").

2 PIMCO has contractually agreed, through October 31, 2019, to reduce its advisory fee by 0.10% of the average daily net assets of the Fund. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years.

3 PIMCO has contractually agreed, through October 31, 2019, to waive a portion of the Fund's supervisory and administrative fees, or reimburse the Fund, to the extent that the Fund's organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (calculated as a percentage of average daily net assets attributable to each class). This Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. Under certain conditions, PIMCO may recoup amounts waived or reimbursed in future periods, not exceeding three years.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2 or Class A shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares or I-2 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$52	$187	$335	$764
I-2	$62	$219	$390	$884
Class A	$459	$662	$881	$1,510

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$459	$662	$881	$1,510

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to at least three foreign (non-U.S.) countries ("RAE International Portfolio") through investment in the securities that comprise the RAE International Portfolio. The stocks are selected by the Fund's sub-adviser, Research Affiliates, LLC ("Sub-Adviser"), from a broad universe of companies which satisfy certain liquidity and capacity requirements.

The Sub-Adviser uses the RAE® methodology for portfolio construction. The RAE® methodology is a rules-based model that selects and weights stocks by fundamental measures of company size, e.g., gross profit, cash flow, book value, dividends plus net buybacks, rather than by market capitalization and then incorporates additional active insights on measures such as quality and momentum, among other factors, to seek to enhance risk-adjusted returns. Actual stock positions in the RAE International Portfolio, which drift apart from target weights as market prices change, are rebalanced to target weights periodically. The RAE® methodology's systematic portfolio rebalancing reflects a value orientation. Portfolio managers do not have discretion with respect to the allocations determined by the RAE® methodology. The RAE® methodology is not updated according to any predetermined schedule and generally is not expected to be updated during a given year.

PIMCO EQUITY SERIES | PROSPECTUS	21

PIMCO RAE International Fund

The Sub-Adviser provides investment advisory services in connection with the Fund's use of the RAE International Portfolio by, among other things, providing PIMCO, and the Portfolio Implementer where applicable, with the constituents and target weights in the RAE International Portfolio. The Fund seeks to remain invested in the securities that comprise RAE International Portfolio even when the value of the RAE International Portfolio is declining.

The Fund may invest, without limitation, in equity and equity-related securities, including common and preferred securities. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital) and equity derivatives. With respect to investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Fund may invest. The Fund may also invest in derivative instruments, such as options, forwards, futures contracts, options on futures and swap agreements, consistent with its investment objective. The Fund may also invest in real estate investment trusts ("REITs"). The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may also enter into reverse repurchase agreements and lend portfolio securities.

The Fund may invest, without limitation, in securities and instruments denominated in foreign currencies and in securities of foreign issuers. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund may obtain foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) without limitation.

Principal Risks

It is possible to lose money on an investment in the Fund.  The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by the Sub-Adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Credit Risk: the risk that the Fund could lose money if the counterparty to a derivative contract is unable or unwilling to meet its financial obligations

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Real Estate Risk: the risk that the Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by the Sub-Adviser, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Sub-Adviser and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC

22	PROSPECTUS | PIMCO EQUITY SERIES

Prospectus

derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Model Risk: the risk that the Fund's investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a primary and a secondary broad-based securities market index. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. Performance for Class A shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund measures its performance against a primary benchmark and a secondary benchmark. The Fund's primary benchmark is the MSCI EAFE Value Index.

Effective February 28, 2019, the Fund's primary benchmark is the MSCI EAFE Value Index. The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the US and Canada. The value investment style characteristics for index construction of the MSCI EAFE Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. The Fund believes that the new primary benchmark better aligns with the Fund's investment strategy. The MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

Performance for the Fund will be updated daily and quarterly and may be obtained at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of September 30, 2018 is -3.32%. For the periods shown in the bar chart, the highest quarterly return was 7.30% in the Q3 2017, and the lowest quarterly return was -0.92% in the Q1 2016.

Average Annual Total Returns (for periods ended 12/31/17)

	1 Year	Since Inception (06/05/2015)
Institutional Class Return Before Taxes	24.89%	7.36%
Institutional Class Return After Taxes on Distributions(1)	24.11%	6.61%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	14.67%	5.58%
I-2 Return Before Taxes	24.88%	7.31%
Class A Return Before Taxes	19.80%	5.42%
MSCI EAFE Value Index (reflects no deductions for fees, expenses or taxes)	21.44%	5.16%
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)	25.03%	6.41%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	23

PIMCO RAE International Fund

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. Research Affiliates, LLC serves as the Fund's sub-adviser. Parametric Portfolio Associates LLC serves as the Fund's portfolio implementer. The Fund's portfolio is jointly and primarily managed by Robert D. Arnott and Christopher J. Brightman. Mr. Arnott is Chairman and Founder of Research Affiliates, LLC. Mr. Brightman is Chief Investment Officer of Research Affiliates, LLC. Messrs. Arnott and Brightman have jointly and primarily managed the Fund since its inception in June 2015.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 33 of this prospectus.

24	PROSPECTUS | PIMCO EQUITY SERIES

PIMCO RAE US Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 48 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	I-3	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	3.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3	Class A
Management Fees	0.50%	0.60%	0.70%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%
Other Expenses(1)	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	0.52%	0.62%	0.72%	0.92%
Fee Waiver and/or Expense Reimbursement(2)(3)(4)	(0.11%)	(0.11%)	(0.16%)	(0.11%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.41%	0.51%	0.56%	0.81%

1 "Other Expenses" include expenses incurred by the Fund in the normal course of its operations together with recoupment of management fees previously waived or reimbursed to the Fund. Such expenses are borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO").

2 PIMCO has contractually agreed, through October 31, 2019, to reduce its advisory fee by 0.10% of the average daily net assets of the Fund. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years.

3 PIMCO has contractually agreed, through October 31, 2019, to waive a portion of the Fund's supervisory and administrative fees, or reimburse the Fund, to the extent that the Fund's organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (calculated as a percentage of average daily net assets attributable to each class). This Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. Under certain conditions, PIMCO may recoup amounts waived or reimbursed in future periods, not exceeding three years.

4 PIMCO has contractually agreed, through October 31, 2019, to reduce its supervisory and administrative fee for the Fund's I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2 or Class A shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$42	$156	$280	$642
I-2	$52	$187	$335	$764
I-3	$57	$214	$385	$879
Class A	$455	$647	$855	$1,454

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$455	$647	$855	$1,454

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in securities of companies economically tied to the United States (for purposes of this section only, "U.S. companies"). Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks of U.S. companies ("RAE US Portfolio") through investment in the securities that comprise the RAE US Portfolio. The stocks are selected by the Fund's sub-adviser, Research Affiliates, LLC ("Sub-Adviser"), from a broad universe of companies which satisfy certain liquidity and capacity requirements.

The Sub-Adviser uses the RAE® methodology for portfolio construction. The RAE® methodology is a rules-based model that selects and weights stocks by fundamental measures of company size, e.g., gross profit, cash flow, book value, dividends plus net buybacks, rather than by market capitalization and then incorporates additional active insights on measures such as quality and momentum, among other factors, to seek to enhance risk-adjusted returns. The Sub-Adviser applies the RAE® methodology to the large and mid-sized U.S. companies as determined by cumulative

PIMCO EQUITY SERIES | PROSPECTUS	25

PIMCO RAE US Fund

fundamental measures of company size. Actual stock positions in the RAE US Portfolio, which drift apart from target weights as market prices change, are rebalanced to target weights periodically. The RAE® methodology's systematic portfolio rebalancing reflects a value orientation. Portfolio managers do not have discretion with respect to the allocations determined by the RAE® methodology. The RAE® methodology is not updated according to any predetermined schedule and generally is not expected to be updated during a given year.

The Sub-Adviser provides investment advisory services in connection with the Fund's use of the RAE US Portfolio by, among other things, providing PIMCO, and the Portfolio Implementer where applicable, with the constituents and target weights in the RAE US Portfolio. The Fund seeks to remain invested in the securities that comprise the RAE US Portfolio even when the value of the RAE US Portfolio is declining.

The Fund may invest, without limitation, in equity and equity-related securities, including common and preferred securities. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital) and equity derivatives. With respect to investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Fund may invest. The Fund may also invest in derivative instruments, such as options, forwards, futures contracts, options on futures and swap agreements, consistent with its investment objective. The Fund may also invest in real estate investment trusts ("REITs"). The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may also enter into reverse repurchase agreements and lend portfolio securities.

Principal Risks

It is possible to lose money on an investment in the Fund.  The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by the Sub-Adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Credit Risk: the risk that the Fund could lose money if the counterparty to a derivative contract is unable or unwilling to meet its financial obligations

Real Estate Risk: the risk that the Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by the Sub-Adviser, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Sub-Adviser and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Model Risk: the risk that the Fund's investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An

26	PROSPECTUS | PIMCO EQUITY SERIES

Prospectus

investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a primary and a secondary broad-based securities market index.

A privately offered fund managed by the Fund's Sub-Adviser was reorganized into the Fund as of the date the Fund commenced operations (June 5, 2015). This privately offered fund was organized on October 28, 2004 and commenced operations on December 22, 2004 and had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed by the Fund's Sub-Adviser in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the privately offered fund was not registered as an investment company under the 1940 Act, and the privately offered fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance.

The Fund's performance for periods prior to the commencement of operations is that of the privately offered fund (net of actual fees and expenses charged to individual privately offered fund accounts in the aggregate). The performance of the privately offered fund has not been restated to reflect the fees, estimated expenses and fee waivers and/or expense limitations applicable to each class of shares of the Fund. If the performance of the privately offered fund had been restated to reflect the applicable fees and expenses of each class of shares of the Fund, the performance may have been higher or lower than the performance shown in the bar chart and Average Annual Total Returns table below. For periods following the Fund's commencement of operations on June 5, 2015, the performance of each class of shares differs as a result of the different levels of fees and expenses applicable to each class of shares, and performance for Class A shares reflects the impact of sales charges. The I-3 shares of the Fund have not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund measures its performance against a primary benchmark and a secondary benchmark. The Fund's primary benchmark is the Russell 1000® Value Index.

Effective February 28, 2019, the Fund's primary benchmark is the Russell 1000® Value Index. The Russell 1000® Value Index, a subset of the Russell 1000® Index, measures the performance of large and mid-capitalization value sectors of the U.S. equity market, as defined by FTSE Russell. The Fund believes that the new primary benchmark better aligns with the Fund's investment strategy. The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The S&P 500 Index focuses on the large-cap segment of the U.S. equities market.

Performance for the Fund is updated daily and quarterly and may be obtained at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of September 30, 2018 is 8.24%. For the periods shown in the bar chart, the highest quarterly return was 21.16% in the Q3 2009, and the lowest quarterly return was -22.65% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/17)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	16.54%	14.75%	8.34%
Institutional Class Return After Taxes on Distributions(1)	14.81%	13.93%	7.95%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	10.46%	11.77%	6.76%
I-2 Return Before Taxes	16.43%	14.70%	8.31%
Class A Return Before Taxes	11.83%	13.66%	7.82%
Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)	13.66%	14.04%	7.10%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	21.83%	15.79%	8.50%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. Research Affiliates, LLC serves as the Fund's sub-adviser. Parametric Portfolio Associates LLC serves as the Fund's portfolio implementer. The Fund's portfolio is jointly and primarily managed by Robert D. Arnott and Christopher J. Brightman. Mr. Arnott is Chairman and Founder of Research Affiliates, LLC. Mr. Brightman is Chief Investment Officer of Research Affiliates, LLC. Messrs. Arnott and Brightman

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	27

PIMCO RAE US Fund

have jointly and primarily managed the Fund since its inception in June 2015.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 33 of this prospectus.

28	PROSPECTUS | PIMCO EQUITY SERIES

PIMCO RAE US Small Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class or I-2 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 48 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	Class A
Management Fees	0.60%	0.70%	0.75%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%
Other Expenses(1)	0.02%	0.02%	0.02%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(2)	0.63%	0.73%	1.03%
Fee Waiver and/or Expense Reimbursement(3)(4)	(0.12%)	(0.12%)	(0.12%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.51%	0.61%	0.91%

1 "Other Expenses" include expenses incurred by the Fund in the normal course of its operations together with recoupment of management fees previously waived or reimbursed to the Fund. Such expenses are borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO").

2 Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of the Fund's prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

3 PIMCO has contractually agreed, through October 31, 2019, to reduce its advisory fee by 0.10% of the average daily net assets of the Fund. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years.

4 PIMCO has contractually agreed, through October 31, 2019, to waive a portion of the Fund's supervisory and administrative fees, or reimburse the Fund, to the extent that the Fund's organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (calculated as a percentage of average daily net assets attributable to each class). This Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. Under certain conditions, PIMCO may recoup amounts waived or reimbursed in future periods, not exceeding three years.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2 or Class A shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares or I-2 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$52	$190	$339	$775
I-2	$62	$221	$394	$895
Class A	$464	$679	$911	$1,577

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$464	$679	$911	$1,577

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in securities of small companies economically tied to the United States (for purposes of this section only, "U.S. companies"). Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks of small U.S. companies ("RAE US Small Portfolio") through investment in the securities that comprise the RAE US Small Portfolio. The stocks are selected by the Fund's sub-adviser, Research Affiliates, LLC ("Sub-Adviser"), from a broad universe of companies which satisfy certain liquidity and capacity requirements.

The Sub-Adviser uses the RAE® methodology for portfolio construction. The RAE® methodology is a rules-based model that selects and weights stocks by fundamental measures of company size, e.g., gross profit, cash flow, book value, dividends plus net buybacks, rather than by market capitalization and then incorporates additional active insights on measures such as quality and momentum, among other factors, to seek to enhance risk-adjusted returns. The Sub-Adviser applies the RAE® methodology to small-sized U.S. companies determined by percentage of cumulative

PIMCO EQUITY SERIES | PROSPECTUS	29

PIMCO RAE US Small Fund

fundamental measures of company size. The fundamental weights of U.S. companies are sorted in descending order where the top cumulative 89% weights are eligible as large and mid-sized companies and the remaining companies are eligible as small-sized companies. Actual stock positions in the RAE US Small Portfolio, which drift apart from target weights as market prices change, are rebalanced to target weights periodically. The RAE® methodology's systematic portfolio rebalancing reflects a value orientation. Portfolio managers do not have discretion with respect to the allocations determined by the RAE® methodology. The RAE® methodology is not updated according to any predetermined schedule and generally is not expected to be updated during a given year.

The Sub-Adviser provides investment advisory services in connection with the Fund's use of the RAE US Small Portfolio by, among other things, providing PIMCO, and the Portfolio Implementer where applicable, with the constituents and target weights in the RAE US Small Portfolio. The Fund seeks to remain invested in the securities that comprise the RAE US Small Portfolio even when the value of the RAE US Small Portfolio is declining.

The Fund may invest, without limitation, in equity and equity-related securities, including common and preferred securities. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital) and equity derivatives. With respect to investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Fund may invest. The Fund may also invest in derivative instruments, such as options, forwards, futures contracts, options on futures and swap agreements, consistent with its investment objective. The Fund may also invest in real estate investment trusts ("REITs"). The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may also enter into reverse repurchase agreements and lend portfolio securities.

Principal Risks

It is possible to lose money on an investment in the Fund.  The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by the Sub-Adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Credit Risk: the risk that the Fund could lose money if the counterparty to a derivative contract is unable or unwilling to meet its financial obligations

Distressed Company Risk: the risk that securities of distressed companies may be subject to greater levels of market, issuer and liquidity risks. Distressed companies may be engaged in restructurings or bankruptcy proceedings, which may cause the value of their securities to fluctuate rapidly or unpredictably

Real Estate Risk: the risk that the Fund's investments in Real Estate Investment Trusts ("REITs") will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund's investments in REITs subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by the Sub-Adviser, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Sub-Adviser and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Small Company Risk: the risk that the value of equity securities issued by small companies, ranked by fundamental size as determined by the Sub-Adviser, may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the

30	PROSPECTUS | PIMCO EQUITY SERIES

Prospectus

Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Model Risk: the risk that the Fund's investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a primary and a secondary broad-based securities market index.

A privately offered fund managed by the Fund's Sub-Adviser was reorganized into the Fund as of the date the Fund commenced operations (June 5, 2015). This privately offered fund was organized on August 30, 2005 and commenced operations on September 29, 2005 and had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed by the Fund's Sub-Adviser in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the privately offered fund was not registered as an investment company under the 1940 Act, and the privately offered fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance.

The Fund's performance for periods prior to the commencement of operations is that of the privately offered fund (net of actual fees and expenses charged to individual privately offered fund accounts in the aggregate). The performance of the privately offered fund has not been restated to reflect the fees, estimated expenses and fee waivers and/or expense limitations applicable to each class of shares of the Fund. If the performance of the privately offered fund had been restated to reflect the applicable fees and expenses of each class of shares of the Fund, the performance may have been higher or lower than the performance shown in the bar chart and Average Annual Total Returns table below. For periods following the Fund's commencement of operations on June 5, 2015, the performance of each class of shares differs as a result of the different levels of fees and expenses applicable to each class of shares, and performance for Class A shares reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund measures its performance against a primary benchmark and a secondary benchmark. The Fund's primary benchmark is the Russell 2000® Value Index.

Effective February 28, 2019, the Fund's primary benchmark is the Russell 2000® Value Index. The Russell 2000® Value Index, a subset of the Russell 2000® Index, measures the performance of the small-capitalization value sector of the U.S. equity market, as defined by FTSE Russell. The Fund believes that the new primary benchmark better aligns with the Fund's investment strategy. The Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

Performance for the Fund is updated daily and quarterly and may be obtained at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of September 30, 2018 is 8.95%. For the periods shown in the bar chart, the highest quarterly return was 24.69% in the Q2 2009, and the lowest quarterly return was -27.24% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/17)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	9.27%	14.12%	9.44%
Institutional Class Return After Taxes on Distributions(1)	7.94%	13.66%	9.22%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	6.06%	11.28%	7.74%
I-2 Return Before Taxes	9.06%	14.03%	9.40%
Class A Return Before Taxes	4.75%	13.00%	8.90%
Russell 2000® Value Index (reflects no deductions for fees, expenses or taxes)	7.84%	13.01%	8.17%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	14.65%	14.12%	8.71%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	31

PIMCO RAE US Small Fund

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. Research Affiliates, LLC serves as the Fund's sub-adviser. Parametric Portfolio Associates LLC serves as the Fund's portfolio implementer. The Fund's portfolio is jointly and primarily managed by Robert D. Arnott and Christopher J. Brightman. Mr. Arnott is Chairman and Founder of Research Affiliates, LLC. Mr. Brightman is Chief Investment Officer of Research Affiliates, LLC. Messrs. Arnott and Brightman have jointly and primarily managed the Fund since its inception in June 2015.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 33 of this prospectus.

32	PROSPECTUS | PIMCO EQUITY SERIES

Summary of Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange ("NYSE") is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value ("NAV") next calculated after an order is received by the Fund.

Institutional Class, I-2 and I-3

The minimum initial investment for Institutional Class, I-2 and I-3 shares of the Fund is $1 million, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers.

You may sell (redeem) all or part of your Institutional Class, I-2 and I-3 shares of the Fund on any business day. If you are the registered owner of the shares on the books of the Fund, depending on the elections made on the Account Application, you may sell by:

■

Sending a written request by regular mail to:

PIMCO Equity Series
P.O. Box 219204, Kansas City, MO 64121-9024
or by overnight mail to:
PIMCO Equity Series c/o DST Asset Manager Solutions, Inc.
430 W 7th Street, STE 219024, Kansas City, MO 64105-1407

■

Calling us at 888.87.PIMCO and a Shareholder Services associate will assist you

■

Sending a fax to our Shareholder Services department at 816.421.2861

■

Sending an e-mail to piprocess@dstsystems.com

Class A and Class C

The minimum initial investment for Class A and Class C shares of the Fund is $1,000. The minimum subsequent investment for Class A and Class C shares is $50. The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. You may purchase or sell (redeem) all or part of your Class A and Class C shares through a broker-dealer, or other financial firm, or, if you are the registered owner of the shares on the books of the Fund, by regular mail to PIMCO Equity Series, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight mail to PIMCO Equity Series, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407. The Fund reserves the right to require payment by wire or U.S. Bank check in connection with accounts opened directly with the Fund by Account Application.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Firms

If you purchase shares of the Fund through a broker-dealer or other financial firm (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the financial firm for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial firm and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial firm's Web site for more information.

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	33

PIMCO Equity Series

Description of Principal Risks

The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of each Fund are identified in the Fund Summaries. The principal risks are described in this section. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under "Characteristics and Risks of Securities and Investment Techniques." That section and "Investment Objectives and Policies" in the Statement of Additional Information ("SAI") also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

As the PIMCO RAE Global ex-US Fund and PIMCO RAE Global Fund may invest in shares of Acquired Funds including the Underlying Funds, the risks of investing in the Funds may be closely related to the risks associated with the Acquired Funds, including Underlying Funds, and their investments. However, as the PIMCO RAE Global ex-US Fund and PIMCO RAE Global Fund may also invest their assets directly in stocks or bonds of other issuers and in other instruments, such as forwards, options, futures contracts or swap agreements, the Funds may be directly exposed to certain risks described below. As such, unless stated otherwise, any reference in this section only to the "Fund" includes the Funds, Acquired Funds and the Underlying Funds.

New/Small Fund Risk

A new or smaller Fund's performance may not represent how the Fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller Funds. New and smaller Funds may also require a period of time before they are fully invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Fund performance may be lower or higher during this "ramp-up" period, and may also be more volatile, than would be the case after the Fund is fully invested. Similarly, a new or smaller Fund's investment strategy may require a longer period of time to show returns that are representative of the strategy. New Funds have limited performance histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies. If a new or smaller Fund were to fail to successfully implement its investment strategies or achieve its investment objective, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the Fund and tax consequences for investors.

Acquired Fund Risk

Because the PIMCO RAE Global ex-US Fund and PIMCO RAE Global Fund may invest their assets in Acquired Funds, the risks associated with investing in the Funds may be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the PIMCO RAE Global ex-US Fund and PIMCO RAE Global Fund to achieve their respective investment objectives may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved.

The PIMCO RAE Global ex-US and PIMCO RAE Global Funds' NAVs will fluctuate in response to changes in the NAVs of the Acquired Funds in which they invest. The extent to which the investment performance and risks associated with the PIMCO RAE Global ex-US Fund and PIMCO RAE Global Fund correlate to those of a particular Acquired Fund will depend upon the extent to which the PIMCO RAE Global ex-US and PIMCO RAE Global Funds' assets are allocated from time to time for investment in the Acquired Fund, which will vary. As discussed under "Description of Principal Risks—Market Risk," because the NAV of each of the PIMCO RAE Global ex-US Fund and PIMCO RAE Global Fund is related to the NAVs of the Acquired Funds in which it invests, inaccuracies, delays or other disruptions in the calculation of an Acquired Fund's NAV may adversely impact the PIMCO RAE Global ex-US Fund and PIMCO RAE Global Fund.

Allocation Risk

The PIMCO RAE Global ex-US and PIMCO RAE Global Funds' investment performance depends upon how their assets are allocated and reallocated according to each Fund's asset allocation targets and ranges. A principal risk of investing in each Fund is that the Sub-Adviser will make less than optimal or poor asset allocation decisions. The Sub-Adviser attempts to identify investment allocations that will provide consistent, quality performance for the PIMCO RAE Global ex-US Fund and PIMCO RAE Global Fund, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the Sub-Adviser will focus on an investment that performs poorly or underperforms other investments under various market conditions. You could lose money on your investment in the PIMCO RAE Global ex-US Fund and PIMCO RAE Global Fund as a result of these allocation decisions.

Equity Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities also include, among other things, preferred securities, convertible stocks and warrants. The values of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities. These risks are generally magnified in the case of equity investments in distressed companies.

Dividend-Oriented Stocks Risk

Issuers that have paid regular dividends or distributions to shareholders may not continue to do so in the future. An issuer may reduce or eliminate

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future dividends or distributions at any time and for any reason. During certain market conditions, the securities of issuers that have paid regular dividends or distributions may not be widely available or may be highly concentrated in particular sectors of the market. The value of a security of an issuer that has paid dividends in the past may decrease if the issuer reduces or eliminates future payments to its shareholders. If the dividends or distributions received by a Fund decrease, the Fund may have less income to distribute to the Fund's shareholders. Equity securities with higher dividend yields may be sensitive to changes in interest rates, and as interest rates rise, the prices of such securities may fall, which may result in losses to the Fund. A Fund's use of a dividend capture strategy (i.e., purchasing an equity security shortly before the issuer pays a dividend and selling it shortly thereafter) exposes the Fund to higher portfolio turnover, increased trading costs and the potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading. Also, securities purchased to capture a dividend often decline in value at the time of sale (i.e., shortly following the dividend) and the resulting realized loss to the Fund may exceed the amount of the dividend received, thereby negatively impacting the Fund's NAV. In this regard, shareholders may receive distributions attributable to the strategy and owe tax notwithstanding that their investment in a Fund (all other things being equal) has declined as a result of the strategy, which tax may be at ordinary income rates.

Value Investing Risk

Value investing attempts to identify companies that are believed to be undervalued. Value stocks typically have prices that are low relative to factors such as the company's earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by PIMCO, or the Sub-Adviser, as applicable, if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur. A value investing style may perform better or worse than equity portfolios that focus on growth stocks or that have a broader investment style.

Foreign (Non-U.S.) Investment Risk

Certain Funds may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign (non-U.S.) investments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk

Foreign (non-U.S.) investment risk may be particularly high to the extent a Fund invests in emerging market securities. Emerging market securities may present market, credit, currency, liquidity, legal, political and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. To the extent a Fund invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Fund may be more sensitive to adverse political or social events affecting that region, country or group of countries. Economic, business, political, or social instability may affect emerging market securities differently, and often more severely, than developed market securities. A Fund that focuses its investments in multiple asset classes of emerging market securities may have a limited ability to mitigate losses in an environment that is adverse to emerging market securities in general. Emerging market securities may also be more volatile, less liquid and more difficult to value than securities economically tied to developed foreign countries. The systems and procedures for trading and settlement of securities in emerging markets are less developed and less transparent and transactions may take longer to settle. Rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the market for emerging market debt could suffer from reduced liquidity, and any investing Funds could lose money.

Sovereign Debt Risk

Sovereign debt risk is the risk that fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion. A sovereign entity's failure to make timely payments on its debt can result from many factors, including, without limitation, insufficient foreign currency reserves or an inability to sufficiently manage fluctuations in relative currency valuations, an inability or unwillingness to satisfy the demands of creditors and/or relevant supranational entities regarding debt service or economic reforms, the size of the debt burden relative to economic output and tax revenues, cash flow difficulties, and other political and social considerations. The risk of loss to the Fund in the event of a sovereign debt default or other adverse credit event is heightened by the unlikelihood of any formal recourse or means to enforce its rights as a holder of the sovereign debt. In addition, sovereign debt restructurings, which may be shaped by entities and factors beyond the Fund's control, may result in a loss in value of the Fund's sovereign debt holdings.

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Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level. For instance, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments and natural/environmental disasters can all negatively impact the securities markets, which could cause the Fund to lose value. Any market disruptions could also prevent a Fund from executing advantageous investment decisions in a timely manner. Funds that have focused their investments in a region enduring geopolitical market disruption will face higher risks of loss. Thus, investors should closely monitor current market conditions to determine whether the Fund meets their individual financial needs and tolerance for risk.

Current market conditions may pose heightened risks with respect to the Fund's investment in fixed income securities. As discussed more under "Interest Rate Risk," interest rates in the U.S. are near historically low levels. However, continued economic recovery, the end of the Federal Reserve Board's quantitative easing program, and an increased likelihood of a continued rising interest rate environment increase the risk that interest rates will continue to rise in the near future. Any further interest rate increases in the future could cause the value of the Fund to decrease. As such, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk. If rising interest rates cause the Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund and its shareholders.

Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, the Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments. In addition, the Funds and certain Acquired Funds may rely on various third-party sources to calculate their respective NAVs. As a result, the Funds and such Acquired Funds are subject to certain operational risks associated with reliance on service providers and service providers' data sources. In particular, errors or systems failures and other technological issues may adversely impact the Funds' and Acquired Funds' calculations of their NAVs, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. Also, because the NAV of each of the PIMCO RAE Global ex-US Fund and PIMCO RAE Global Fund is related to the NAVs of the Acquired Funds in which it invests, the PIMCO RAE Global ex-US Fund and PIMCO RAE Global Fund may be adversely impacted by such inaccuracies, delays or other disruptions in the calculation of an Acquired Fund's NAV. The Funds may be unable to recover any losses associated with such failures.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities, dividend-paying equity securities and other instruments in a Fund's portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities or dividend-paying equity securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates. Inflation-indexed bonds, including Treasury Inflation-Protected Securities ("TIPS"), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund's shares.

Dividend-paying equity securities, particularly those whose market price is closely related to their yield, may be more sensitive to changes in interest

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rates. During periods of rising interest rates, the values of such securities may decline, which may result in losses to the Fund.

A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current economic conditions because interest rates are near historically low levels. Thus, Funds currently face a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise.

During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Certain European countries have recently experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates.

Measures such as average duration may not accurately reflect the true interest rate sensitivity of a Fund. This is especially the case if the Fund consists of securities with widely varying durations. Therefore, if a Fund has an average duration that suggests a certain level of interest rate risk, the Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.

Convexity is an additional measure used to understand a security's or Fund's interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security's price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Convexity may be positive or negative. Negative convexity implies that interest rate increases result in increased duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if a Fund holds such securities, the Fund may be subject to a greater risk of losses in periods of rising interest rates.

Call Risk

Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk

A Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by a Fund may decrease its value.  Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Measures such as average credit quality may not accurately reflect the true credit risk of a Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings. Therefore, if a Fund has an average credit rating that suggests a certain credit quality, the Fund may in fact be subject to greater credit risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

High Yield and Distressed Company Risk

Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as "high yield securities" or "junk bonds") and securities of distressed companies may be subject to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities. Securities of distressed companies include both debt and equity securities. These securities are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments, and may be more volatile than other types of securities. Issuers of high yield and distressed company securities may also be involved in restructurings or bankruptcy proceedings that may not be successful. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce a Fund's ability to sell these securities at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a high yield security may lose significant market value before a default occurs. High yield securities structured as zero-coupon bonds or pay-in-kind securities tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require a Fund to make taxable distributions of imputed income without receiving the actual cash currency. Issuers of high yield securities may have the right to "call" or redeem the issue prior to maturity, which may result in a Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. A Fund may also be subject to greater levels of liquidity risk than funds that do not invest in high yield securities. In addition, the high yield securities in which a Fund invests may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. A lack of publicly-available information, irregular

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trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Fund being unable to realize full value for these securities and/or may result in a Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to a Fund. Because of the risks involved in investing in high yield securities and securities of distressed companies, an investment in a Fund that invests in such securities should be considered speculative.

Cash Holdings Risk

The PIMCO EqS® Long/Short Fund may invest significant amounts in cash and cash equivalents for indefinite periods of time when PIMCO determines the prevailing market environment warrants doing so. When the Fund holds large cash positions, it may lose opportunities to participate in market appreciation, which may result in lower returns than if the Fund had remained fully invested in the market. Furthermore, cash and cash equivalents may generate minimal or no income and could negatively impact the Fund's performance and ability to achieve its investment objective.

Currency Risk

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign (non-U.S.) countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund's investments in foreign currency-denominated securities may reduce the returns of the Fund.

Currency risk may be particularly high to the extent that a Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Real Estate Risk

Investments in real estate investment trusts ("REITs") or real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. An investment in a REIT or a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"). In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Finally, private REITs are not traded on a national securities exchange. As such, these products are generally illiquid. This reduces the ability of a Fund to redeem its investment early. Private REITs are also generally harder to value and may bear higher fees than public REITs.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. Illiquid securities may become harder to value, especially in changing markets. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to "make markets," are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund's principal investment strategies involve securities of companies with smaller market capitalizations, foreign (non-U.S.) securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.

Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests, redemption requests by certain large shareholders such as institutional investors or asset allocators, or other unusual market conditions that may make it difficult for a Fund to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require a Fund to sell securities at reduced

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prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

Certain accounts or PIMCO affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund's shares. Redemptions by these shareholders of their holdings in a Fund may impact the Fund's liquidity and NAV. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund's brokerage costs.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. In accordance with federal securities laws, rules, and staff positions, PIMCO will mitigate its leveraging risk by segregating or "earmarking" liquid assets or otherwise covering transactions that may give rise to such risk.

The Funds also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities (or the value of the Acquired Funds in the case of the PIMCO RAE Global ex-US Fund and PIMCO RAE Global Fund).  Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction.  In addition, to the extent a Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund's investment returns, resulting in greater losses. Moreover, to make payments of interest and other loan costs, a Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so.

Management Risk

The Funds and certain Acquired Funds are subject to management risk because they are actively managed investment portfolios. PIMCO or the Sub-Adviser, or in the case of a fund that is not managed by PIMCO or the Sub-Adviser, such other fund's investment adviser and sub-adviser, as applicable, and each individual portfolio manager will apply investment techniques and risk analysis and will, in some cases, rely partially or entirely upon or be informed by one or more quantitative models in making investment decisions for the Funds and the Acquired Funds, as applicable, but there can be no guarantee that these decisions will produce the desired results. Certain securities or other instruments in which a Fund seeks to invest may not be available in the quantities desired. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. In such circumstances, PIMCO or the Sub-Adviser, as applicable, or the individual portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund. To the extent a Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Fund. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO or the Sub-Adviser and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives.

There also can be no assurance that all of the personnel of PIMCO or the Sub-Adviser will continue to be associated with PIMCO or the Sub-Adviser for any length of time. The loss of the services of one or more key employees of PIMCO or the Sub-Adviser could have an adverse impact on the Fund's ability to realize its investment objective. Because the Underlying Funds obtain exposure to certain proprietary stock portfolios, the Underlying Funds will be subject to the risks associated with the management of these proprietary stock portfolios by the Sub-Adviser to the Underlying Funds. Similarly, there can be no assurance that quantitative models utilized by the Sub-Adviser or related data sources will always be available, and the loss of access to any such model(s) or data sources could have an adverse impact on the Fund's ability to realize its investment objective.

Small-Cap and Mid-Cap Company Risk

Investments in securities issued by small-capitalization and mid-capitalization companies involve greater risk than investments in large-capitalization companies. The general risks associated with fixed income securities and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volumes than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Small Company Risk

Investments in equity securities issued by small companies, ranked by fundamental size as determined by the Sub-Adviser, involve greater risk than investments in equity securities issued by large companies. Small companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The value of securities issued by small companies may fluctuate more sharply than other securities. A Fund's investments in small companies may increase the volatility of the Fund's portfolio.

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Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under "Characteristics and Risks of Securities and Investment Techniques—Derivatives" in this prospectus and described in more detail under "Investment Objectives and Policies" in the SAI. The Funds typically use derivatives as a substitute for taking a position in the underlying asset, as part of strategies designed to gain exposure to, for example, issuers, portions of the yield curve, indexes, sectors, currencies, and/or geographic regions, and/or to reduce exposure to other risks, such as interest rate, credit, or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk, and in some cases, may subject a Fund to the potential for unlimited loss. The use of derivatives may cause the Fund's investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund's total investment exposure exceeding the value of its portfolio.

A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Fund could lose more than the initial amount invested and derivatives may increase the volatility of the Fund, especially in unusual or extreme market conditions. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. In addition, a Fund's use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction.

Participation in the markets for derivative instruments involves investment risks and transaction costs to which a Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Fund and its counterparty. Therefore, it may not be possible for a Fund to modify, terminate, or offset the Fund's obligations or the Fund's exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. In such case, the Fund may lose money.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivative transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a Fund may wish to retain a Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. When such markets are unavailable, a Fund will be subject to increased liquidity and investment risk.

When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that a Fund's hedging transactions will be effective.

The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of a Fund's derivative transactions, impede the employment of the Fund's derivatives strategies, or adversely affect the Fund's performance.

Mortgage-Related and Other Asset-Backed Securities Risk

Mortgage-related and other asset-backed securities represent interests in "pools" of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund

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because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Short Exposure Risk

A Fund's short sales, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any transaction costs (i.e., premiums and interest) paid to the broker-dealer to borrow securities. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot decrease below zero.

By investing the proceeds received from selling securities short, a Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase a Fund's exposure to long security positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy a Fund employs will be successful during any period in which it is employed.

In times of unusual or adverse market, economic, regulatory or political conditions, a Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer. Also, there is the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Convertible Securities Risk

Convertible securities are fixed income securities, preferred securities or other securities that are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate. The market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. A convertible security's market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company's common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer's convertible securities generally entail less risk than its common stock, but more risk than its debt obligations.

Synthetic convertible securities involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security). Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Because the convertible component is typically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Model Risk

In making investment allocation decisions, the Sub-Adviser may utilize proprietary quantitative models. These models are used by the Sub-Adviser to determine the Fund's investment allocation decisions. The Fund's investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of your investment. There can be no assurance that the models used by the Sub-Adviser will remain viable, due to various factors, which may include the quality of the data input into the models and the assumptions underlying such models, which to varying degrees involve the exercise of judgment, as well as the possibility of errors in constructing or using the model.

Models rely on accurate market data inputs. If inaccurate market data is entered into a model, the resulting information will be incorrect. In addition, the models used may be predictive in nature and such models may result in an incorrect assessment of future events. The models evaluate securities or securities markets based on certain assumptions concerning the interplay of market factors. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models. In addition, when relying on a quantitative model and/or data supplied by third parties, the Sub-Adviser may have less insight into the construction, coding or testing of the third-party model or data, and the Sub-Adviser will be exposed to systems, cyber security and other risks associated with the third party that provides the model or data.

The use of models can be complex and involves financial, economic, econometric and statistical theories, research and modeling; and the results of those processes must then be translated into computer code. Although the Sub-Adviser seeks to hire individuals and/or third parties, as applicable,

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skilled in each of these functions and to provide appropriate levels of oversight, the complexity of the individual tasks, the difficulty of integrating such tasks, and the limited ability to perform "real world" testing of a model's end product raises the chances that a finished model may contain an error; one or more of such errors could adversely affect the Fund's performance.

Issuer Non-Diversification Risk

Focusing investments in a small number of issuers increases risk. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified." Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks.

To the extent that a Fund invests a significant portion of its assets in an Acquired Fund, the Fund will be particularly sensitive to the risks associated with that Acquired Fund. For a discussion of risks associated with Acquired Funds, please see "Acquired Fund Risk" above.

Disclosure of Portfolio Holdings

Please see "Disclosure of Portfolio Holdings" in the SAI for information about the availability of the complete schedule of each Fund's holdings.

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Prospectus

Management of the Funds

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as investment adviser, the "Investment Adviser," and serving in its capacity as administrator, the "Administrator") for the Funds. Subject to the supervision of the Board of Trustees of PIMCO Equity Series (the "Trust"), PIMCO is responsible for managing the investment activities of the Funds and the Funds' business affairs and other administrative matters.

PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of September 30, 2018, PIMCO had approximately $1.72 trillion in assets under management.

Sub-Adviser and Portfolio Implementer

PIMCO has engaged Research Affiliates, LLC, a California limited liability company ("Research Affiliates" or "Sub-Adviser"), to serve as sub-adviser to the PIMCO RAE Emerging Markets Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE Global Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund (the "PIMCO RAE Funds") and, with respect to the equity portion of its portfolio, the PIMCO Dividend and Income Fund. Research Affiliates was organized in 2002 and is located at 620 Newport Center Drive, Suite 900, Newport Beach, CA 92660. As sub-adviser to these Funds, Research Affiliates is responsible for providing, subject to the supervision of PIMCO, investment advisory services in connection with each Fund's exposure (or, in the case of the PIMCO Dividend and Income Fund, the exposure of the equity portion of the Fund's portfolio) to the proprietary portfolio, as described in each Fund's Fund Summary. PIMCO and Research Affiliates have also engaged Parametric Portfolio Associates LLC ("Parametric") to implement the PIMCO RAE Funds' investment strategies and, with respect to the equity portion of its portfolio, the PIMCO Dividend and Income Fund's investment strategies. In connection with implementing each PIMCO RAE Fund's portfolio and the equity portion of the PIMCO Dividend and Income Fund's portfolio, Parametric may exercise certain limited discretion with respect to implementing the model portfolio on behalf of a Fund, including varying from the specific securities in the indicative portfolio(s) (but any such variation will seek to provide the Fund with similar economic exposure), subject to oversight provided by Research Affiliates or PIMCO. Parametric is located at 1918 Eighth Ave., Suite 3100, Seattle WA 98101.

Please see the SAI for additional information about the services provided by PIMCO, Research Affiliates and Parametric.

Management Fees

Each Fund pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Management Fees shown in the Annual Fund Operating Expenses tables reflect both an advisory fee and a supervisory and administrative fee.

For the fiscal year ended June 30, 2018, the Funds paid monthly Management Fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets attributable to each class's shares taken separately):

	Management Fees
Fund Name	Inst Class	I-2	I-3	Class A	Class C
PIMCO Dividend and Income Fund	0.79%	0.89%	N/A	0.89%	0.89%
PIMCO EqS® Long/Short Fund	1.49%	1.59%	1.69%	1.59%	1.59%
PIMCO RAE Emerging Markets Fund	0.95%	1.05%	N/A	1.05%	N/A
PIMCO RAE Global ex-US Fund	0.75%	0.85%	N/A	0.85%	N/A
PIMCO RAE Global Fund	0.70%	0.80%	N/A	0.80%	N/A
PIMCO RAE International Fund	0.60%	0.70%	N/A	0.70%	N/A
PIMCO RAE US Fund	0.50%	0.60%	N/A	0.65%	N/A
PIMCO RAE US Small Fund	0.60%	0.70%	N/A	0.75%	N/A

I-3 shares of the PIMCO Dividend and Income Fund and PIMCO RAE US Fund were not operational during the fiscal year ended June 30, 2018. The management fee for the I-3 shares of the PIMCO Dividend and Income Fund and PIMCO RAE US Fund is at the following annual rate (stated as a percentage of the average daily net assets attributable to the class's shares taken separately): 0.99% and 0.70%, respectively.

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Advisory Fee. Each Fund pays PIMCO fees in return for providing investment advisory services.  For the fiscal year ended June 30, 2018, the Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

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Fund Name	Advisory Fees All Classes(1)
PIMCO Dividend and Income Fund	0.49%
PIMCO EqS® Long/Short Fund	1.04%
PIMCO RAE Emerging Markets Fund(2)	0.50%
PIMCO RAE Global ex-US Fund(2)	0.40%
PIMCO RAE Global Fund(2)	0.40%
PIMCO RAE International Fund(3)	0.30%
PIMCO RAE US Fund(3)	0.25%
PIMCO RAE US Small Fund(3)	0.35%

1 For details regarding changes to this rate within the last 5 years, please see the footnote disclosures for the Funds in the Financial Highlights section beginning on page 78.

2 PIMCO has contractually agreed, through October 31, 2019, to waive its advisory fee by 0.20% of the average daily net assets of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. Under certain conditions, PIMCO may be entitled to reimbursement of amounts waived in future periods, not exceeding three years. See "Fee Waiver Agreement" below.

3 PIMCO has contractually agreed, through October 31, 2019, to waive its advisory fee by 0.10% of the average daily net assets of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. Under certain conditions, PIMCO may be entitled to reimbursement of amounts waived in future periods, not exceeding three years. See "Fee Waiver Agreement" below.

A discussion of the basis for the Board of Trustees' approval of the Funds' investment advisory contract is available in the Funds' Semi-Annual Report to shareholders for the fiscal half-year ended December 31, 2017. A discussion of the basis for the Board of Trustees' approval of the PIMCO RAE Funds' sub-advisory agreement and portfolio implementation agreement is available in the Funds' Semi-Annual Report to shareholders for the fiscal half-year ended December 31, 2017. A discussion of the basis for the Board of Trustees' initial approval of the PIMCO Dividend and Income Fund's sub-advisory agreement and portfolio implementation agreement is available in the Funds' Semi-Annual Report to shareholders for the fiscal year ended December 31, 2017.

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Supervisory and Administrative Fee. Each Fund pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Shareholders of each Fund pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Fund's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, organizational expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust's Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee paid by the Funds. Also, under the terms of the supervision and administration agreement, PIMCO, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

For the fiscal year ended June 30, 2018, the Funds paid PIMCO monthly supervisory and administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class's shares taken separately):

	Supervisory and Administrative Fees
Fund Name	Inst Class	I-2	I-3	Class A	Class C
PIMCO Dividend and Income Fund	0.30%	0.40%	N/A	0.40%	0.40%
PIMCO EqS® Long/Short Fund	0.45%	0.55%	0.65%	0.55%	0.55%
PIMCO RAE Emerging Markets Fund	0.45%	0.55%	N/A	0.55%	N/A
PIMCO RAE Global ex-US Fund	0.35%	0.45%	N/A	0.45%	N/A
PIMCO RAE Global Fund	0.30%	0.40%	N/A	0.40%	N/A
PIMCO RAE International Fund	0.30%	0.40%	N/A	0.40%	N/A
PIMCO RAE US Fund	0.25%	0.35%	N/A	0.40%	N/A
PIMCO RAE US Small Fund	0.25%	0.35%	N/A	0.40%	N/A

I-3 shares of the PIMCO Dividend and Income Fund and PIMCO RAE US Fund were not operational during the fiscal year ended June 30, 2018. The supervisory and administrative fee for the I-3 shares of the PIMCO Dividend and Income Fund and PIMCO RAE US Fund is at the following annual rate (stated as a percentage of the average daily net assets attributable to the class's shares taken separately): 0.50% and 0.45%, respectively.

Expense Limitation Agreement

Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of each Fund's supervisory and administrative fees, or reimburse the Fund, to the extent that the Fund's organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro

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rata share of Trustee fees exceed 0.0049% (the "Expense Limit") (calculated as a percentage of average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the "Reimbursement Amount") during the previous thirty-six months, provided that such amount paid to PIMCO will not: 1) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit; 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.

Fee Waiver Agreement

PIMCO has contractually agreed, through October 31, 2019, to waive its advisory fee by 0.20% of the average daily net assets of each of the PIMCO RAE Emerging Markets Fund, PIMCO RAE Global ex-US Fund and PIMCO RAE Global Fund, and to waive its advisory fee by 0.10% of the average daily net assets of each of the PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the investment advisory contract is in effect, PIMCO is entitled to reimbursement by a Fund of any portion of the advisory fee waived as set forth above (the "RAE Reimbursement Amount") during the previous thirty-six months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees or supervisory and administrative fees pursuant to the Expense Limitation Agreement, exceed, for such month, the Expense Limit; 2) exceed the total RAE Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.

PIMCO has contractually agreed, through October 31, 2019, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of PIMCO Dividend and Income Fund, PIMCO EqS® Long/Short Fund and PIMCO RAE US Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Fund of Funds Fees

The PIMCO RAE Global ex-US Fund and PIMCO RAE Global Fund pay advisory and supervisory and administrative fees directly to PIMCO at the annual rates stated above, based on the average daily net assets attributable in the aggregate to each Fund's shares. The Funds also indirectly pays its proportionate share of the advisory and supervisory and administrative fees charged by PIMCO to the Underlying Funds in which each Fund invests (collectively, the "Underlying Fund Fees").

PIMCO has contractually agreed, through October 31, 2019, to waive, first, the advisory fee and, second, to the extent necessary, the supervisory and administrative fee it receives from the PIMCO RAE Global ex-US Fund in an amount equal to the Underlying Fund Fees indirectly incurred by the Fund in connection with its investments in Underlying Funds, to the extent the Fund's advisory fee or advisory fee and supervisory and administrative fee, taken together, are greater than or equal to the Underlying Fund Fees. Similarly, PIMCO has contractually agreed, through October 31, 2019, to waive, first, the advisory fee and, second, to the extent necessary, the supervisory and administrative fee it receives from the PIMCO RAE Global Fund in an amount equal to the Underlying Fund Fees indirectly incurred by the Fund in connection with its investments in Underlying Funds, to the extent the Fund's advisory fee or advisory fee and supervisory and administrative fee, taken together, are greater than or equal to the Underlying Fund Fees. These waivers will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The Acquired Fund Fees and Expenses shown in the Annual Fund Operating Expenses table for the PIMCO RAE Global ex-US Fund and PIMCO RAE Global Fund may be higher than the Underlying Fund Expenses used for purposes of the expense reduction described above due to differences in the methods of calculation. The Acquired Fund Fees and Expenses, as required to be shown in the Annual Fund Operating Expenses table, are calculated using the total operating expenses for each Underlying Fund over the Fund's average net assets. The Underlying Fund Expenses that are used for purposes of implementing the expense reduction described above are calculated using the advisory and supervisory and administrative fees for each Underlying Fund over the total assets invested in Underlying Funds. Thus, the Acquired Fund Fees and Expenses listed in the Annual Fund Operating Expenses table will typically be higher than the Underlying Fund Expenses used to calculate the expense reduction when the PIMCO RAE Global ex-US Fund and PIMCO RAE Global Fund employ leverage as an investment strategy.

The expenses associated with investing in a fund of funds Fund are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds Fund, an investor will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund's direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders. The PIMCO RAE Global ex-US Fund and PIMCO RAE Global Fund (to the extent they invest in Underlying Funds) invest in Institutional Class shares of the Underlying Funds, which are not subject to any sales charges or distribution (12b-1) fees.

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Because the PIMCO RAE Global ex-US Fund and PIMCO RAE Global Fund (to the extent they invest in Underlying Funds) invest in Institutional Class shares of the Underlying Funds, shareholders of the PIMCO RAE Global ex-US Fund and PIMCO RAE Global Fund would indirectly bear a proportionate share of these expenses, depending upon how the Funds' assets are allocated from time to time among the Underlying Funds.

A complete description of the Underlying Funds is available in this prospectus. For a summary description of the Underlying Funds, please see the Fund Summaries for the Underlying Funds in this prospectus.

Individual Portfolio Managers

The following individuals have primary responsibility for managing each of the noted Funds.

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Dividend and Income Fund(1) PIMCO RAE Emerging Markets Fund PIMCO RAE Global ex-US Fund PIMCO RAE Global Fund PIMCO RAE International Fund PIMCO RAE US Fund PIMCO RAE US Small Fund	Robert D. Arnott	06/16 06/15* 06/15* 06/15* 06/15* 06/15* 06/15*	Chairman, Founder, Research Affiliates, LLC, since July 2002. Previously, Mr. Arnott was Chairman of First Quadrant, L.P. until April 2004. He joined First Quadrant in April 1988.
PIMCO Dividend and Income Fund(1) PIMCO RAE Emerging Markets Fund PIMCO RAE Global ex-US Fund PIMCO RAE Global Fund PIMCO RAE International Fund PIMCO RAE US Fund PIMCO RAE US Small Fund	Christopher J. Brightman	06/16 06/15* 06/15* 06/15* 06/15* 06/15* 06/15*

Chief Investment Officer, Research Affiliates, LLC, since April 2014. Previously at Research Affiliates, LLC, Mr. Brightman served as a Managing Director and Head of Investment Management. Prior to joining Research Affiliates in 2010, Mr. Brightman was chief executive officer of the University of Virginia Investment Management Company.

PIMCO EqS® Long/Short Fund	John M. Devir	8/16

Executive Vice President, PIMCO. Prior to joining PIMCO in 2011, he was a managing director and head of equity strategies at Barclays Capital in New  York. He previously held a similar role at Lehman Brothers and served in the equity division of Credit Suisse First Boston as director and portfolio manager in the European proprietary trading group  in London and as director and head of U.S. equity proprietary trading in New York. He has investment experience since 1993 and holds an undergraduate degree from Siena College.

PIMCO Dividend and Income Fund(1)	Daniel J. Ivascyn	10/13

Group Chief Investment Officer and Managing Director, PIMCO. Mr. Ivascyn joined PIMCO in 1998, previously having been associated with Bear Stearns in the asset backed securities group, as well as T. Rowe Price and Fidelity Investments.

PIMCO Dividend and Income Fund(1)	Alfred T. Murata	10/13

Managing Director, PIMCO. Mr. Murata is a portfolio manager on the mortgage credit team. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies.

* Inception of the Fund.

1 Messrs. Arnott and Brightman are responsible for equity investments. Messrs. Ivascyn and Murata are responsible for fixed income investments.

Please see the SAI for additional information about other accounts managed by the portfolio managers, the portfolio managers' compensation and the portfolio managers' ownership of shares of the Funds.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Investment Adviser, the Distributor (as defined below), the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this prospectus nor summary prospectus, the Trust's SAI, any contracts filed as exhibits to the Trust's registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend this, or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust's then-current prospectus or SAI.

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Distributor

The Trust's Distributor is PIMCO Investments LLC (the "Distributor"). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the Securities and Exchange Commission ("SEC"). Please note all direct account requests or inquiries should be mailed to the Trust's transfer agent at P.O. Box 219294, Kansas City, MO 64121-9294 and should not be mailed to the Distributor.

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Classes of Shares

Class A, Class C, Institutional Class, I-2 and I-3 shares of the Funds are offered in this prospectus. Each share class represents an investment in the same Fund, but each class has its own expense structure and arrangements for shareholder services or distribution, which allows you to choose the class that best fits your situation and eligibility requirements.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment, the expenses borne by each class, which are detailed in the fee table and example at the front of this prospectus, any initial sales charge or contingent deferred sales charge ("CDSC") applicable to a class and whether you qualify for any reduction or waiver of sales charges, and the availability of the share class for purchase by you. Certain classes have higher expenses than other classes, which may lower the return on your investment when compared to a less expensive class. Individual investors can generally invest in Class A and Class C shares. Class C shares of each Fund will automatically convert into Class A shares of the same Fund after they have been held for ten years. In addition, any Class C shares held in Orphaned Accounts (as defined below) will automatically convert into Class A shares of the same Fund. Certain shareholder accounts are maintained with the Trust's Transfer Agent and list a broker-dealer of record ("Prior Broker-Dealer of Record") other than the Distributor, and if, subsequently, such Prior Broker-Dealer of Record resigns from the account resulting in such account being held directly with the Trust and the Distributor becoming the default dealer of record for such account, then such account would be referred to as an "Orphaned Account." These automatic conversions will be executed without any sales charge, fee or other charge. After such a conversion takes place, the shares will be subject to all features and expenses of Class A shares. Only certain investors may purchase Institutional Class, I-2 and I-3 shares.

The availability of sales charge waivers and discounts may depend on whether you purchase Fund shares directly from the Distributor or a financial firm. More information regarding sales charge waivers and discounts is summarized below.

The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial firms for distribution and other services. More information about the Trust's multi-class arrangements is included in the SAI and can be obtained free of charge by visiting pimco.com or by calling 888.87.PIMCO.

Sales Charges

Initial Sales Charges — Class A Shares

This section includes important information about sales charge reduction programs available to investors in Class A shares of the Funds and describes information or records you may need to provide to the Distributor or your financial firm in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the NAV of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Funds through a financial firm, it is the responsibility of the financial firm to ensure that you obtain the proper "breakpoint" discount.

PIMCO RAE Emerging Markets Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE Global Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund – Class A Shares

Amount of Purchase	Initial Sales Charge as % of Public Offering Price	Initial Sales Charge as % of Net Amount Invested
Under $100,000	3.75%	3.90%
$100,000 but under $250,000	3.25%	3.36%
$250,000 but under $500,000	2.25%	2.30%
$500,000 but under $1,000,000	1.75%	1.78%
$1,000,000 +	0.00%*	0.00%*

* As shown, investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, unless eligible for a waiver, certain purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1.00% if the shares are redeemed during the first 12 months after their purchase. See "Contingent Deferred Sales Charges — Class A Shares" below.

All other Funds — Class A Shares

Amount of Purchase	Initial Sales Charge as % of Public Offering Price	Initial Sales Charge as % of Net Amount Invested
Under $50,000	5.50%	5.82%
$50,000 but under $100,000	4.50%	4.71%
$100,000 but under $250,000	3.50%	3.63%
$250,000 but under $500,000	2.50%	2.56%
$500,000 but under $1,000,000	2.00%	2.04%
$1,000,000 +	0.00%*	0.00%*

* As shown, investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, unless eligible for a waiver, certain purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1% if the shares are redeemed during the first 12 months after their purchase. See "Contingent Deferred Sales Charges — Class A Shares" below.

Investors in the Funds may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, Right of Accumulation (Cumulative Quantity Discount), Letter of Intent or Reinstatement Privilege. These programs, which apply to purchases of one or more funds that are series of the Trust or PIMCO Funds that offer Class A shares (other than the Money Market series of PIMCO Funds) (collectively, "Eligible Funds"), are summarized below and are described in greater detail in the SAI.

Combined Purchase Privilege and Right of Accumulation (Breakpoints). A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase (the "Combined Purchase Privilege"). In addition, a Qualifying Investor may obtain a reduced sales charge on Class A shares by adding the purchase value of Class A shares of an Eligible Fund with the current aggregate NAV of all Class A and Class C shares of any Eligible Fund held

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Prospectus

by accounts for the benefit of such Qualifying Investor (the "Right of Accumulation" or "Cumulative Quantity Discount").

The term "Qualifying Investor" refers to:

1. an individual, such individual's spouse or domestic partner, as recognized by applicable state law, or such individual's children under the age of 21 years (each a "family member") (including family trust* accounts established by such a family member) including, but not limited to, IRA, SIMPLE, and non-IRA accounts that registered to the individual's SSN; or

2. a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved; or

3. an employee benefit plan of a single employer.

* For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege, Right of Accumulation or Letter of Intent, a "family trust" is one in which a family member, as defined in section (1) above, or a direct lineal descendant(s) of such person is/are the beneficiary(ies), and such person or another family member, direct lineal ancestor or sibling of such person is/are the trustee(s).

Please see the SAI for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.

Letter of Intent. Investors may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent ("LOI") which expresses intent to invest not less than $50,000 (or $100,000 in the case of those Funds with an initial sales charge breakpoint at $100,000) within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single purchase of the dollar amount indicated in the Letter of Intent. The value of the investor's account(s) linked to a Letter of Intent will be included at the start date of the Letter of Intent. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased. Redemptions during the LOI period will not count against the shareholder, but a CDSC may be charged LOIs of $1,000,000.

In making computations concerning the amount purchased for purposes of a Letter of Intent, the Right of Accumulation value of eligible accounts will be included in the computation when the Letter of Intent begins in addition to purchases made during the Letter of Intent Period.

Method of Valuation of Accounts. To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the public offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Right of Accumulation (Cumulative Quantity Discount).

Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption date. The limitations and restrictions of this program are fully described in the SAI.

Sales at Net Asset Value. In addition to the programs summarized above, the Funds may sell their Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including: individuals having certain relationships or accounts subject to certain agreements with the Trust, certain of its affiliates, PIMCO Funds, certain broker-dealers or the Distributor; individuals purchasing shares through certain types of omnibus or wrap accounts; investors engaging in certain transactions related to IRAs or other qualified retirement plan accounts; investors making certain purchases following the announcement of a Fund or share class liquidation or following certain share class conversions; and any other person for which the Distributor determines that there will be minimal cost borne by the Distributor associated with the sale. Please see the SAI for additional details.

If you are eligible to buy both Class A shares and Institutional Class shares, you should buy Institutional Class shares because Class A shares may be subject to sales charges and an annual 0.25% service fee.

Required Shareholder Information and Records. In order for investors in Class A shares of the Funds to take advantage of sales charge reductions, an investor or his or her financial firm must notify the Fund that the investor qualifies for such a reduction. If the Fund is not notified that the investor is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the investor's account. An investor may have to provide certain information or records to his or her financial firm or the Fund to verify the investor's eligibility for breakpoint discounts or sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Funds or other Eligible Funds held in:

■

all of the investor's accounts held directly with the Trust or through a financial firm;

■

any account of the investor at another financial firm; and

■

accounts of Qualifying Investors at any financial firm.

The SAI provides additional information regarding eliminations of and reductions in sales loads associated with Eligible Funds. You can obtain the SAI free of charge from PIMCO by written request, by visiting pimco.com or by calling 888.87.PIMCO.

Contingent Deferred Sales Charges

Class A Shares

Unless you are eligible for a waiver, if you purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) of a Fund, you will be subject to a 1% CDSC if you sell (redeem) your Class A shares within 12 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See "Reductions and Waivers of Initial Sales Charges and CDSCs" below.

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Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class C shares within the time periods specified below, you will pay a CDSC according to the following schedule. If you invest in Class C shares of the Funds through a financial firm, it is the responsibility of the financial firm to ensure that you are credited with the proper holding period for the shares redeemed.

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	1%
Thereafter	0%

How CDSCs will be Calculated

A CDSC is imposed on redemptions of Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of the Fund to fall below the total dollar amount of your purchase payments subject to the CDSC.

The following rules apply under the method for calculating CDSCs:

■

Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.

■

For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV of $10. If the Fund's NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.

■

CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.

■

In determining whether a CDSC is payable, it is assumed that you will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class C CDSC:

■

Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class C shares of a Fund (at $10 per share) and that six months later the value of the investor's account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current NAV of such shares ($2,200)). At the rate of 1%, the Class C CDSC would be $20.

Reductions and Waivers of Initial Sales Charges and CDSCs

The initial sales charges on Class A shares and the CDSCs on Class A and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. See "Sales at Net Asset Value" above for information on Class A initial sales charges. CDSCs on Class A and Class C shares may be reduced or waived in certain circumstances, including for: redemptions in connection with certain distributions, withdrawals or returns of excess contributions from or exchanges to certain retirement plan accounts or IRAs; certain redemptions following death or disability; certain redemptions of shares subject to an Automatic Withdrawal Plan or pursuant to certain agreements with the Distributor; redemptions by individuals having certain relationships with the Trust, certain of its affiliates, PIMCO Funds or the Distributor; redemptions effected by a Fund as a result of an account not satisfying applicable minimum account size requirements; redemptions in connection with certain reorganizations and liquidations; redemptions by certain shareholders demonstrating hardship, as determined in the sole discretion of the Trust; certain intra-fund exchanges of Class A shares for Institutional Class shares; and redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a financial firm with which the Distributor has an agreement with respect to such purchases. In addition, investors will not be subject to CDSCs for certain transactions where, pursuant to certain agreements between a broker-dealer and the Distributor, the Distributor did not pay at the time of purchase the amount it normally would have to the broker-dealer. Please see the SAI for additional details.

Shares Purchased or Held Through Financial Firms

The availability of sales charge waivers and discounts may depend on the particular financial firm or type of account through which you purchase or hold Fund shares. The Funds' sales charge waivers and discounts disclosed in this prospectus are available for qualifying purchases made directly from the Distributor and are generally available through financial firms unless otherwise specified in Appendix B. The sales charge waivers and discounts available through certain other financial firms are set forth in Appendix B to this prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts), which may differ from those available for purchases made directly from the Distributor or certain other financial firms. Please contact your financial firm for more information regarding sales charge waivers and discounts available to you and the financial firm's related policies and procedures.

No Sales Charges — Institutional Class, I-2 and I-3 Shares

The Funds do not impose any sales charges or other fees on purchases, redemptions or exchanges of Institutional Class, I-2 and I-3 shares. Only certain investors are eligible to purchase these share classes. Your financial advisor or financial firm can help you determine if you are eligible to purchase Institutional Class, I-2 and I-3 shares. You can also call 888.87.PIMCO.

An investor transacting in Institutional Class shares, I-2 shares or I-3 shares may be required to pay a commission to a broker or other financial firm. Other share classes of the Funds that have different fees and expenses are available.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances, and "wrap account" programs established with broker-dealers or other financial firms may purchase Institutional Class, I-2 or I-3 shares only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and

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Prospectus

will not require a Fund to pay any type of administrative payment per participant account to any third party.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial firms that charge their customers transaction or other fees with respect to their customers' investments in the Funds.

I-2 shares are offered primarily through broker-dealers and other financial firms with which the Distributor has an agreement for the use of the share class in investment products, programs or accounts such as certain asset allocation, wrap fee and other similar programs. I-2 shares may also be offered through broker-dealers and other financial firms that charge their customers transaction or other fees with respect to their customers' investments in the Funds. I-2 shares of the Funds will be held in an account at a financial firm and, generally, the firm will hold a shareholder's I-2 shares in nominee or street name as your agent. In most cases, the Trust's transfer agent will have no information with respect to or control over accounts of specific I-2 shareholders, and a shareholder may obtain information about accounts only through the financial firm. Broker-dealers, other financial firms, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase I-2 shares.

I-3 shares of the Funds are offered primarily through broker-dealers and other financial firms with which the Distributor has an agreement for the use of the share class in investment products, programs or accounts such as mutual fund supermarkets or other no transaction fee platforms. I-3 shares of the Funds will be held in an account at a financial firm and, generally, the firm will hold a shareholder's I-3 shares in nominee or street name as your agent. In most cases, the Trust's transfer agent will have no information with respect to or control over accounts of specific I-3 shareholders, and a shareholder may obtain information about accounts only through the financial firm. Broker-dealers, other financial firms, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase I-3 shares.

Distribution and Servicing (12b-1) Plans

Class A and Class C Shares. The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares ("distribution fees") and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts ("servicing fees"). These payments are made pursuant to Distribution and Servicing Plans ("12b-1 Plans") adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act").

Class A shares pay only servicing fees. Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund's average daily net assets attributable to the particular class of shares):

	Servicing Fee	Distribution Fee
Class A	0.25%	0.00%
Class C	0.25%	0.75%

Because distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges, such as sales charges that are deducted at the time of investment. Therefore, although Class C shares do not pay initial sales charges, the distribution fees payable on Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares.

Servicing Arrangements

Shares of the Funds may be available through broker-dealers, banks, trust companies, insurance companies and other financial firms that have entered into shareholder servicing arrangements with respect to the Funds. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this prospectus) or provides services for mutual fund shareholders. These financial firms provide varying investment products, programs, platforms and accounts, through which investors may purchase, redeem and exchange shares of the Funds. Shareholder servicing arrangements typically include processing orders for shares, generating account and confirmation statements, sub-accounting, account maintenance, tax reporting, collecting and posting distributions to investor accounts and disbursing cash dividends as well as other investment or administrative services required for the particular firm's products, programs, platform and accounts.

PIMCO and/or its affiliates may make payments to financial firms for the shareholder services provided. These payments are made out of PIMCO's resources, including the supervisory and administrative fees paid to PIMCO under the Funds' supervision and administration agreement. The actual services provided by these firms, and the payments made for such services, vary from firm to firm. The payments may be based on a fixed dollar amount for each account and position maintained by the financial firm and/or a percentage of the value of shares held by investors through the firm. Please see the SAI for more information.

These payments may be material to financial firms relative to other compensation paid by the Funds, PIMCO and/or its affiliates and may be in addition to other fees and payments, such as distribution and/or service (12b-1) fees, revenue sharing or "shelf space" fees and event support, other non-cash compensation and charitable contributions paid to or at the request of such firms (described below). Also, the payments may differ depending on the Fund or share class and may vary from amounts paid to the Funds' transfer agent for providing similar services to other accounts. PIMCO and/or its affiliates do not control these financial firms' provision of the services for which they are receiving payments.

These financial firms may impose additional or different conditions than the Funds on purchases, redemptions or exchanges of shares. They may also independently establish and charge their customers or program participants transaction fees, account fees and other amounts in connection with purchases, redemptions and exchanges of shares in addition to any fees

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imposed by the Funds. These additional fees may vary and over time could increase the cost of an investment in the Funds and lower investment returns. Each financial firm is responsible for transmitting to its customers and program participants a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of these financial firms or participants in programs serviced by them should contact the financial firm for information regarding these fees and conditions.

Other Payments to Financial Firms

Some or all of the sales charges, distribution fees and servicing fees described above are paid or "reallowed" to the financial firm, including their financial advisors through which you purchase your shares. With respect to Class C shares, the financial firms are also paid at the time of your purchase a commission of up to 1.00% of your investment in such share class. Please see the SAI for more details.

The Distributor or PIMCO (for purposes of this subsection only, collectively, the "Distributor") make payments and provide other incentives to financial firms as compensation for services such as providing the Funds with "shelf space," or a higher profile for the financial firms' financial advisors and their customers, placing the Funds on the financial firms' preferred or recommended fund list, granting the Distributor access to the financial firms' financial advisors and furnishing marketing support and other specified services. These payments may be significant to the financial firms.

A number of factors are considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund and/or other funds sponsored by the Distributor together or a particular class of shares, during a specified period of time. The Distributor also makes payments to one or more financial firms based upon factors such as the amount of assets a financial firm's clients have invested in the Funds and the quality of the financial firm's relationship with the Distributor.

The additional payments described above are made from the Distributor's or PIMCO's (or their affiliates') own assets (and sometimes, therefore referred to as "revenue sharing") pursuant to agreements with financial firms and do not change the price paid by investors for the purchase of a Fund's shares or the amount a Fund will receive as proceeds from such sales. These payments may be made to financial firms (as selected by the Distributor) that have sold significant amounts of shares of the Funds. With respect to Class A and Class C shares (and, Class R shares, to the extent a financial firm has a written agreement to receive revenue sharing on Class R shares), except as described in the following paragraph, the level of payments made to a financial firm will vary and generally will not exceed in any billing period the sum of: (a) 0.10% of gross sales of Class A and Class C shares (Class R shares, if applicable) of the Trust and PIMCO Funds by such financial firm; and (b) an annual rate of 0.03% of the assets attributable to that financial firm invested in Class A and Class C shares (Class R shares, if applicable) of the funds of the Trust and funds of PIMCO Funds (as determined by the contractual arrangement between the parties) (the "10/3 cap"). In certain cases, the payments described in the preceding sentence are subject to minimum payment levels or vary based on the advisory fee or total expense ratio of the relevant Fund(s). In lieu of payments pursuant to the foregoing formula, the Distributor, PIMCO or their affiliates make, in certain instances, payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formula.

Financial firms with a combined AUM in excess of $5 billion in Class A, Class C and I-2 shares of funds of the Trust and PIMCO Funds that have a written agreement with the Distributor to receive revenue sharing payments on the applicable share class (for purposes of this paragraph, "Eligible Firms") are eligible for marketing support payments beyond those described in the preceding paragraph on certain Eligible Assets (as defined below). The total payment in any billing period (as determined by the contractual arrangement between the parties) to any Eligible Firm with an agreement to receive revenue sharing payments on I-2 shares generally shall not exceed 0.05% of the combined Eligible Assets of Class A, Class C and I-2 shares of the funds of the Trust and PIMCO Funds. Should any Eligible Firm not collect marketing support on I-2 shares, the total payment to such Eligible Firm generally shall not exceed the greater of: (a) 0.05% of Eligible Assets of Class A and Class C shares of funds of the Trust and funds of PIMCO Funds; or (b) the 10/3 cap with respect to Class A and Class C shares only. With respect to the Eligible Firms receiving marketing support payments with respect to I-2 shares pursuant to this paragraph, payments may be lower for particular funds of the Trust or funds of PIMCO Funds as compared to other funds of the Trust or funds of PIMCO Funds. "Eligible Assets" for purposes of this paragraph are all assets of Class A, Class C and I-2 shares of funds of the Trust and funds of PIMCO Funds attributable to such Eligible Firm less any such assets attributable to the Eligible Firm that the Eligible Firm instructs the Distributor in writing to exclude.

Payments for revenue sharing, in certain circumstances, may also be made to financial firms in connection with the marketing and sale of model portfolios developed by PIMCO. Such payments relate to assets under management, the advisory fee, the total expense ratio, or sales of any share class, of the Funds in such PIMCO-developed models.

In addition to the payments described above, the Distributor or its employees and representatives pay and/or reimburse, at their own expense, financial firms' sponsorship and/or attendance at conferences, seminars or informational meetings ("event support"), provide financial firms or their personnel with occasional tickets to events or other entertainment, meals and small gifts or pay or provide reimbursement for reasonable travel and lodging expenses for attendees of PIMCO educational events ("other non-cash compensation"), and make charitable contributions to valid charitable organizations at the request of financial firms ("charitable contributions") and make financial contributions pertaining to sales incentives, each to the extent permitted by applicable law, rules and regulations.

In addition, wholesaler representatives of the Distributor visit financial firms on a regular basis to market and educate financial advisors and other personnel about the Funds. These payments, reimbursements and activities may provide additional access to financial advisors at these financial firms, which may increase purchases and/or reduce redemptions of Fund shares.

The Distributor and/or PIMCO also may pay financial firms for certain services including technology, operations, tax, or audit consulting services,

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and may pay such firms for the Distributor's attendance at investment forums sponsored by such firms or for various studies, surveys, or access to databases. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to financial firms and their affiliates and may execute brokerage transactions on behalf of the Funds with such financial firms' affiliates. These consultants or their affiliates may, in the ordinary course of their financial firm business, recommend that their clients utilize PIMCO's investment advisory services or invest in the Funds or in other products sponsored or distributed by the Distributor.

If investment advisers, distributors or affiliated persons of mutual funds make payments and provide other incentives in differing amounts, financial firms and their financial advisors may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial advisors may have a financial incentive for recommending a particular share class over other share classes. A shareholder who holds Fund shares through a financial firm should consult with the shareholder's financial advisor and review carefully any disclosure by the financial firm as to its compensation received by the financial advisor.

Although the Funds may use financial firms that sell Fund shares to effect transactions for the Funds' portfolios, the Funds and PIMCO will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the SAI.

Purchases, Redemptions and Exchanges

The following section provides basic information about how to purchase, redeem and exchange shares of the Funds.

More detailed information about purchase, redemption and exchange arrangements for Fund shares is provided in the SAI, which can be obtained free of charge by written request to the Funds at P.O. Box 219294, Kansas City, MO 64121-9294, visiting pimco.com or by calling 888.87.PIMCO. The SAI provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

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Automated telephone and wire transfer procedures

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Automatic purchase, exchange and withdrawal programs

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A link from your PIMCO Fund account to your bank account

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Special arrangements for tax-qualified retirement plans

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Investment programs which allow you to reduce or eliminate the initial sales charges

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Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

In addition to the other methods and notwithstanding any limitations described herein, shareholders with eligible Fund direct accounts may purchase Class A and Class C shares, and redeem (sell) and exchange Class A and Class C shares, by accessing their accounts online at pimco.com/ MyAccountAccess. Shareholders with eligible Fund direct accounts in the Institutional class may purchase, redeem (sell) and exchange shares by accessing their accounts online at pimco.com/InstitutionalAccountAccess. Accordingly, an investor must first establish a Fund direct account by completing and mailing the appropriate account application. Online redemptions are not available for all Fund direct accounts because in certain cases, a signature guarantee may be required.

If a shareholder elects to use Account Access to effect transactions for his/her Fund direct account, the shareholder will be required to establish and use a user ID and password. Shareholders are responsible for keeping their user IDs and passwords private. A Fund will not be liable for relying on any instructions submitted online. Submitting transactions online may be difficult (or impossible) during drastic economic or market changes or during other times when communications may be under unusual stress. Please see the Funds' SAI for additional terms, conditions and considerations.

If a shareholder elects not to use Account Access to view their account or effect transactions, the shareholder should not establish online account access. If online account access has already been established and the client no longer wants the account accessible online, the client can call 888.87.PIMCO and request to suspend online access.

The Trust typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the U.S. at the time of sale.

The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. The Trust or the Distributor may lower or waive the minimum initial or subsequent investment for certain categories of investors at their discretion. Please see the SAI for details.

Purchasing Shares — Class A and Class C

You can purchase Class A or Class C shares of the Funds in the following ways:

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Through your broker-dealer or other financial firm. Your broker-dealer or other financial firm may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker-dealer or other financial firm will normally be held in your account with that firm.

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Through the Distributor. You should discuss your investment with your financial advisor before you make a purchase to be sure the Fund is appropriate for you. To make direct investments, your broker-dealer or other financial firm must open an account with the Trust and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

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Investment Minimums - Class A and Class C Shares. The following investment minimums apply for purchases of Class A and Class C shares.

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Purchasing Shares — Institutional Class, I-2 and I-3

Eligible investors may purchase Institutional Class, I-2 and I-3 shares of the Funds at the relevant NAV of that class without a sales charge. See "No Sales Charges — Institutional Class, I-2 and I-3 Shares" above.

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Investment Minimums – Institutional Class, I-2 and I-3 Shares. The following investment minimums apply for purchases of Institutional Class, I-2 and I-3 shares.

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Initial Investment. Investors who wish to invest in Institutional Class shares may obtain an Account Application online at pimco.com or by calling 888.87.PIMCO. I-2 and I-3 shares are only available through financial firms. See "No Sales Charges — Institutional Class, Class I-2 and Class I-3 Shares." The completed Account Application may be submitted using the following methods:

Facsimile: 816.421.2861

Regular Mail:

PIMCO Equity Series
P.O. Box 219024
Kansas City, MO 64121-9024
Overnight Mail:
PIMCO Equity Series c/o DST Asset Manager Solutions, Inc.
430 W 7th Street, STE 219024
Kansas City, MO 64105-1407

E-mail: piprocess@dstsystems.com

Except as described below, an investor may purchase Institutional Class shares only by wiring federal funds to:

PIMCO Equity Series c/o State Street Bank & Trust Co.
One Lincoln Street, Boston, MA 02111
ABA: 011000028
DDA: 9905-7432 ACCT: Investor PIMCO Account Number
FFC: Name of Investor and Name of Fund(s) in which you wish to invest

Before wiring federal funds, the investor must provide order instructions to the Transfer Agent by facsimile at 816.421.2861, by telephone at 888.87.PIMCO or by e-mail at piprocess@dstsystems.com (if an investor elected this option at account opening or subsequently in writing). In order to receive the current day's NAV, order instructions must be received in good order prior to the close of regular trading on the NYSE (normally 4:00 p.m, Eastern time) ("NYSE Close"). Instructions must include the name and signature of an authorized person designated on the Account Application ("Authorized Person"), account name, account number, name of Fund and share class, and amount being wired. Failure to send the accompanying wire on the same day may result in the cancellation of the order. A wire received without order instructions generally will not be processed and may result in a return of wire; however, PIMCO may determine in its sole discretion to process the order based upon the information contained in the wire.

An investor may place a purchase order for shares without first wiring federal funds if the purchase amount is to be derived from an advisory account managed by PIMCO or one of its affiliates, or from an account with a broker-dealer or other financial firm that has established a processing relationship with the Trust on behalf of its customers.

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Additional Investments. An investor may purchase additional Institutional Class shares of the Funds at any time by sending a facsimile or e-mail or by calling the Transfer Agent and wiring federal funds as outlined above. Eligible Institutional Class shareholders may also purchase additional shares online at pimco.com/InstitutionalAccountAccess. Contact your financial firm for information on purchasing additional I-2 or I-3 shares.

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Other Purchase Information. Purchases of a Fund's Institutional Class, I-2 and I-3 shares will be made in full and fractional shares.

Purchasing Shares — Additional Information

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

Subject to the approval of the Trust, an investor may purchase shares of the Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if PIMCO intends to retain the security in the Fund as an investment. Assets purchased by the Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

In the interest of economy and convenience, certificates for shares will not be issued.

Redeeming Shares — Class A and Class C

You can redeem (sell) Class A or Class C shares of the Funds in the following ways:

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Through your broker-dealer or other financial firm. Your broker-dealer or other financial firm may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.

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Redemptions by Telephone. An investor that elects this option on the Account Application (or subsequently in writing) may request redemptions of Class A and Class C shares by calling the Trust at 888.87.PIMCO. An Authorized Person must state his or her name, account name, account number, name of Fund and share class, and redemption amount (in dollars or shares). Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person.

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Directly from the Trust by Written Request. To redeem shares directly from the Trust by written request, you must send the following items to the PIMCO Equity Series, P.O. Box 219294, Kansas City, MO 64121-9294:

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Prospectus

1.

a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

2.

for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under "Signature Validation" below; and

3.

any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature validation is not required for redemptions requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 888.87.PIMCO before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You cannot redeem your shares by written request if they are held in "street name" accounts—you must redeem through your financial firm.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent's records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under "Signature Validation" below.

The SAI describes a number of additional ways you can redeem your shares, including:

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Telephone requests to the Transfer Agent

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Online Account Access

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Expedited wire transfers

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Automatic Withdrawal Plan

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Automated Clearing House (ACH) Network

Unless you specifically elect otherwise, your initial Account Application permits you to redeem shares by telephone subject to certain requirements. To be eligible for expedited wire transfer, Automatic Withdrawal Plan, and ACH privileges, you must specifically elect the particular option on your Account Application and satisfy certain other requirements. The SAI describes each of these options and provides additional information about selling shares.

Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial firm, that firm may charge you a commission or other fee for processing your redemption request.

Redeeming Shares — Institutional Class

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Redemptions in Writing. Investors may redeem (sell) Institutional Class shares by sending a facsimile, written request or e-mail as follows:

Facsimile: 816.421.2861

Regular Mail:

PIMCO Equity Series
P.O. Box 219024
Kansas City, MO 64121-9024
Overnight Mail:
PIMCO Equity Series c/o DST Asset Manager Solutions, Inc.
430 W 7th Street, STE 219024
Kansas City, MO 64105-1407

E-mail: piprocess@dstsystems.com

The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed or made by an Authorized Person.

Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including those by fax or e-mail) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by utilizing fax or e-mail redemption, they may be giving up a measure of security that they might have if they were to redeem their shares by mail. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by fax or e-mail when desired. The Transfer Agent also provides written confirmation of transactions as a procedure designed to confirm that instructions are genuine.

All redemptions, whether initiated by mail, fax or e-mail, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Redeeming Shares - Additional Information."

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Redemptions by Telephone. An investor that elects this option on the Account Application (or subsequently in writing) may request redemptions of Institutional Class shares by calling the Trust at 888.87.PIMCO. An Authorized Person must state his or her name, account name, account number, name of Fund and share class, and redemption amount (in dollars or shares). Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person.

In electing a telephone redemption, the investor authorizes PIMCO and the Transfer Agent to act on telephone instructions from any person representing him or herself to be an Authorized Person, and reasonably believed by PIMCO or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by electing the

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telephone option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that shareholders will be unable to redeem their shares by telephone when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. All telephone transactions are recorded, and PIMCO or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions initiated by telephone will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Redeeming Shares - Additional Information."

An Authorized Person may decline telephone exchange or redemption privileges after an account is opened by providing the Transfer Agent a letter of instruction signed by an Authorized Person. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by facsimile, e-mail or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

Redemptions Online

An investor may redeem Institutional Class shares through their account online. To access your online account, please log onto pimco.com/InstitutionalAccountAccess and enter your account information and personal identification data.

Redeeming Shares — I-2 and I-3

An investor may redeem (sell) I-2 or I-3 shares through the investor's financial firm. Investors do not pay any fees or other charges to the Trust when selling I-2 or I-3 shares. Please contact the financial firm for details.

A financial firm is obligated to transmit an investor's redemption orders to the Transfer Agent promptly and is responsible for ensuring that a redemption request is in proper form. The financial firm will be responsible for furnishing all necessary documentation to the Transfer Agent and may charge for its services.

Redeeming Shares — Additional Information

Redemptions of all Classes of Fund shares may be made on any day the NYSE is open, but may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

In addition, a temporary hold may be placed on the disbursement of redemption proceeds from an account if there is a reasonable belief that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. Notice of such a delay will be provided in accordance with regulatory requirements. This temporary hold will be for an initial period of no more than 15 business days while an internal review of the facts and circumstances of the suspected financial exploitation is conducted, but the temporary hold may be extended for up to 10 additional business days if the internal review supports the belief that financial exploitation has occurred, is occurring, has been attempted, or will be attempted. Both the initial and additional hold on the disbursement may be terminated or extended by a state regulator or an agency or court of competent jurisdiction. For purposes of this paragraph, the term "Specified Adult" refers to an individual who is (A) a natural person age 65 and older; or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.

Following the receipt of a redemption request, redemption proceeds will normally be mailed to the redeeming shareholder within three calendar days or, in the case of wire transfer or ACH redemptions, will normally be sent to the designated bank account within one business day. Institutional Class shareholders may only receive redemption proceeds via wire transfer or ACH redemptions. ACH redemptions may be received by the bank on the second or third business day following a redemption request, but in either case may take up to seven days. In cases where shares have recently been purchased by personal check (Class A or Class C shareholders only), redemption proceeds may be withheld until the check has been collected, which may take up to 10 calendar days. To avoid such withholding, investors in Class A or Class C shares should purchase shares by certified or bank check or by wire transfer.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of Authorized Persons designated on the completed Account Application that are required to effect a redemption, and accompanied by a signature validation, as determined in accordance with the Trust's procedures, as more fully described below.

Retirement plan sponsors, participant recordkeeping organizations and other financial firms may also impose their own restrictions, limitations or fees in connection with transactions in the Funds' shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any additional restrictions, limitations or fees that are imposed in connection with transactions in Fund shares.

In order to meet redemption requests, the Funds typically expect to use a combination of sales of portfolio assets, holdings of cash and cash equivalents (including cash flows into Funds) and financing transactions (such as reverse repurchase agreements). These methods of meeting redemption requests are expected to be used regularly. The Funds reserve the right to use other types of borrowings and interfund lending. The use of borrowings (such as a line of credit) and interfund lending in order to meet redemption requests is typically expected to be used only during stressed

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Prospectus

market conditions, if at all. See "Characteristics and Risks of Securities and Investment Techniques—Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings" and the SAI for more information. The Funds' use of redemptions in kind is discussed below.

Redemptions In Kind

The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Signature Validation

When a signature validation is called for, a Medallion signature guarantee or Signature validation program (SVP) stamp may be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or Signature validation program recognized by the Securities Transfer Association. When a Medallion signature guarantee or SVP stamp is required, signature validations from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program or providing SVP stamps may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. The Trust may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus. Shareholders should contact the Transfer Agent for additional details regarding the Funds' signature validation requirements. In addition, PIMCO or the Transfer Agent may reject a Medallion signature guarantee or SVP stamp.

In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Account Application to effect transactions for the organization.

Minimum Account Size

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any account that falls below the values listed below.

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Class A and Class C. Investors should maintain an account balance in the Fund held by an investor of at least the minimum investment necessary to open the particular type of account. If an investor's balance for the Fund remains below the minimum for three months or longer, the Trust reserves the right (except in the case of employer-sponsored retirement accounts) to redeem an investor's remaining shares and close the Fund account. An investor's account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or another exception available through the Administrator's policies applies. An investor will receive advance notice of the Trust's intention to redeem the investor's shares and close the Fund account and will be given at least 60 days to bring the value of its account up to the required minimum.

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Institutional Class. If, at any time, an investor's shares in an account do not have a value of at least $100,000 due to redemption by the investor, the Trust reserves the right to redeem an investor's remaining shares and close the Fund account. An investor's account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or another exception available through the Administrator's policies applies. An investor will receive advance notice of the Trust's intention to redeem the investor's shares and close the Fund account and will be given at least 60 days to bring the value of its account up to the required minimum.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Funds' prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 888.87.PIMCO. You will receive the additional copy within 30 days after receipt of your request by the Trust. Alternatively, if your shares are held through a financial institution, please contact the financial institution directly.

Exchanging Shares

You may exchange shares of a Fund for the same class of shares of any other fund of the Trust or a fund of PIMCO Funds that offers the same class of shares, subject to any restriction on exchanges set forth in the applicable Fund's prospectus. Shareholders interested in such an exchange may request a prospectus for these other funds by contacting the Trust.

Exchanges of Class A and Class C shares are subject to an initial $1,000 minimum (and subsequent $50 minimum) for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Automatic Exchange Plan.

An exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See "Tax Consequences" in this prospectus and "Taxation" in the SAI.

Eligible investors who maintain their account directly with the Funds may submit a request to exchange Fund shares by accessing their account online. Eligible direct investors in Class A and Class C shares may access their online account via pimco.com/MyAccountAccess. Eligible direct investors in Institutional shares may access their online account via pimco.com/InstitutionalAccountAccess.

If you maintain your Class A or Class C account with the Trust, you may exchange shares by completing a written exchange request and sending it to PIMCO Equity Series, P.O. Box 219294, Kansas City, MO 64121-9294 or by calling the Funds at 888.87.PIMCO. Exchanges of an amount of $10

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million or more must be submitted in writing by an Authorized Person. If you maintain your Institutional Class shares with the Trust, you may exchange shares by following the redemption procedures for those classes above. If you maintain Class A, Class C, Institutional Class, I-2 or I-3 shares through an intermediary, please contact the intermediary to conduct your transactions.

Shares of one class of a Fund may also be exchanged directly for shares of another class of the Fund, subject to any applicable sales charge and other rules, as described in the SAI. If I-2 or I-3 shares are exchanged for Class A shares, a Class A sales charge will not apply.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect a Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days' advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A or Class C shares.

The SAI provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain the SAI free of charge from the Funds by written request to the address above, by visiting pimco.com or by calling 888.87.PIMCO.

Acceptance and Timing of Purchase Orders, Redemption Orders and Share Price Calculations

A purchase order received by the Trust or its designee prior to the NYSE Close, on a day the Trust is open for business, together with payment made in one of the ways described above will be effected at that day's NAV plus any applicable sales charge. An order received after the NYSE Close will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial firms on a business day prior to the NYSE Close and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and financial firm will be effected at the NAV determined on the business day the order was received by the financial firm. The Trust is "open for business" on each day the NYSE is open for trading, which excludes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the Trust reserves the right to treat such day as a Business Day and accept purchase and redemption orders and calculate a Fund's NAV, in accordance with applicable law. A Fund reserves the right to close if the primary trading markets of the Fund's portfolio instruments are closed and the Fund's management believes that there is not an adequate market to meet purchase, redemption or exchange requests. On any business day when the Securities Industry and Financial Markets Association ("SIFMA") recommends that the securities markets close trading early, each Fund may close trading early. Purchase orders will be accepted only on days which the Trust is open for business.

A redemption order received by the Trust or its designee prior to the NYSE Close on a day the Trust is open for business, is effective on that day (unless a specific subsequent trade date is provided). A redemption order received after that time becomes effective on the next business day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee, minus any applicable sales charge. However, orders received by certain broker-dealers and other financial firms on a business day prior to the NYSE Close and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and financial firm will be effected on the business day the order was received by the financial firm. The request must properly identify all relevant information such as trade date, account name, account number, redemption amount (in dollars or shares), the Fund name and the class of shares and must be executed by an Authorized Person.

The Trust and the Distributor each reserves the right, in its sole discretion, to accept or reject any order for purchase of Fund shares, including with respect to one or more share classes of a Fund. The Trust or the Distributor may reject an order for purchase of Fund shares for any reason or no reason. The sale of shares may be suspended during any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Additionally, redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

An investor should invest in the Fund for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of PIMCO, the purchases would adversely affect the Fund and its shareholders. In particular, the Trust and PIMCO each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Abusive Trading Practices

The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as "market timing." However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Funds' investment strategies may expose the Funds to risks associated with market timing activities. For example, since certain Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Funds' non-U.S. portfolio securities and the determination of the Funds' NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect

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Prospectus

their true value. A similar risk exists for a Fund's potential investment in securities of small capitalization companies securities of issuers located in emerging markets, securities of distressed companies or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

Except as identified below, to discourage excessive, short-term trading and other abusive trading strategies, the Board of Trustees of the Trust has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to a Fund and its shareholders ("Market Timing Policy"). Such activities may have a detrimental effect on a Fund and its shareholders. For example, depending on various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund's investments, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders. Purchases and sales by a fund of funds, such as the PIMCO RAE Global ex-US Fund and PIMCO RAE Global Fund, in certain Underlying Funds may be exempt from certain limitations under the Market Timing Policy in order to allow the Fund to manage its cash flows and reallocate portfolio investments in the Underlying Funds according to its allocation targets.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of a Fund's portfolio holdings and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as "stale price arbitrage," by the appropriate use of "fair value" pricing of a Fund's portfolio securities. See "How Fund Shares Are Priced" below for more information.

Second, the Trust and PIMCO seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transactions if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price and may also monitor for any attempts to improperly avoid the imposition of a redemption fee. Notice of such restrictions, if any, will vary according to the particular circumstances. The Trust does not monitor the PIMCO Funds of Funds (as defined below) for purposes of detecting frequent or short-term trading practices with respect to shares of the Funds.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Trust and/or PIMCO to identify short-term transactions in the Fund.

Verification of Identity

To help the federal government combat the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person, or the control person(s) and/or beneficial owners of legal entity customers, that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person, or the control person(s) and/or beneficial owners of legal entity customers, that opens a new account:

1.

Name;

2.

Date of birth (for individuals);

3.

Residential or business street address; and

4.

Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver's license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual's identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

How Fund Shares Are Priced

The price of a Fund's shares is based on the Fund's NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that Fund or class, less any liabilities, by the total number of shares outstanding of that Fund or class.

On each day that the NYSE is open, Fund shares are ordinarily valued as of the NYSE Close. Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds' approved pricing services, quotation reporting systems and other third-party sources (together, "Pricing Services"). The Funds will normally use pricing data for domestic equity securities received

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shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange-traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies (other than exchange-traded funds), a Fund's NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security's value has materially changed after the close of the security's primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument ("zero trigger") between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund's portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments, and in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. With respect to the PIMCO RAE Funds, PIMCO may consult with the Sub-Adviser or Parametric in providing such recommendations or otherwise with respect to valuation of a Fund's portfolio securities or other assets. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services' prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a

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security. While the Trust's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Funds' use of fair valuation may also help to deter "stale price arbitrage" as discussed above under "Abusive Trading Practices."

Under certain circumstances, the per share NAV of a class of the Fund's shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the service and/or distribution fees applicable to certain classes of shares. The following table shows when each Fund intends to declare and distribute income dividends to shareholders of record.

Fund	Declared and Paid Annually	Declared and Paid Quarterly
All Funds (other than the PIMCO Dividend and Income Fund)	•
PIMCO Dividend and Income Fund		•

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

A Fund's dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Account Application, by phone, or by submitting a written request, signed by an Authorized Person, indicating the account name, account number, name of Fund and share class. A shareholder may elect to invest all distributions in shares of the same class of any other fund of the Trust or PIMCO Funds which offers that class of shares at NAV. A shareholder must have an account existing in the fund selected for investment with the identical registered name. This option must be elected when the account is set up.

Shares Purchased by Wire: With respect to the Funds whose policy it is to declare dividends daily, dividends will begin to accrue the business day following the day the order is effected or such later date as agreed with the Trust.

Shares Purchased by Check or ACH: The order will be effected at that day's NAV, but dividends will not begin to accrue until the following business day.

If a purchase order is placed through a broker, dealer or other financial firms authorized to settle through the National Securities Clearing Corporation (the "NSCC"), the purchase order will begin accruing dividends the business day following the NSCC settlement date or as agreed upon and as allowed by applicable law.

A Class A and Class C shareholder may choose from the following distribution options:

■

Reinvest all distributions in additional shares of the same class of the Fund at NAV. You should contact your financial firm (if shares are held through a financial firm) or the Fund's Transfer Agent (if shares are held through a direct account) for details. You do not pay any sales charges on shares received through the reinvestment of Fund distributions. This will be done unless you elect another option.

■

Invest all distributions in shares of the same class of any other fund of the Trust or PIMCO Funds which offers that class at NAV. You must have an account existing in the fund selected for investment with the identical registered name. You must elect this option on your Account Application or by a telephone request to the Transfer Agent at 888.87.PIMCO.

■

Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). If the postal or other delivery service is unable to deliver checks to your address of record, the Trust's Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account. You must elect this option on your Account Application or by a telephone request to the Transfer Agent at 888.87.PIMCO.

The financial service firm may offer additional distribution reinvestment programs or options. Please contact the firm for details.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in any Fund.

Each Fund will distribute substantially all of its income and gains to its shareholders every year, and shareholders will be taxed on distributions they receive.

■

Taxes on Fund Distributions. A shareholder subject to U.S. federal income tax will be subject to tax on taxable Fund distributions of taxable income or capital gains whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, taxable Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

Fund taxable dividends (i.e., distributions of investment income) are generally taxable to shareholders as ordinary income. A portion of distributions may be qualified dividends taxable at lower rates for individual shareholders. Federal taxes on Fund distributions of gains are determined by how long a Fund owned the investments that generated the gains, rather than how long a shareholder has owned the shares. Distributions of gains from investments that the Fund owned for more than one year will generally be taxable to shareholders as long-term capital gains.

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Distributions of gains from investments that the Fund owned for one year or less will generally be taxable as ordinary income.

The tax treatment of income, gains and losses attributable to foreign currencies (and derivatives on such currencies), and various other special tax rules applicable to certain financial transactions and instruments could affect the amount, timing and character of a Fund's distributions. In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions and may also possibly cause all, or a portion, of prior distributions to be reclassified as returns of capital for tax purposes. See "Returns of Capital" below.

Taxable Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder's investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

■

Taxes on Redemption or Exchanges of Shares. You will generally have a taxable capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale. The amount of the gain or loss and the rate of tax will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them. When you exchange shares of a Fund for shares of another Fund, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

■

A Note on Funds of Funds. The PIMCO RAE Global ex-US and PIMCO RAE Global Funds' use of the fund of funds structure could affect the amount, timing and character of distributions to shareholders, and may therefore increase the amount of taxes payable by shareholders.

■

Returns of Capital. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

■

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

■

Recent Tax Legislation. Under recent tax legislation, individuals (and certain other noncorporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs and certain taxable income from publicly traded partnerships. Currently, there is not a mechanism for regulated investment companies to pass through the 20% deduction to shareholders although it is possible that a legislative or regulatory approach to do so may be provided in the future. As a result, in comparison, investors investing directly in REITs or publicly traded partnerships would generally be eligible for the 20% deduction for such taxable income from these investments while investors investing in REITs or publicly traded partnerships indirectly through a Fund would not be eligible for the 20% deduction for their share of such taxable income. In addition, under the recent tax legislation, REITs as well as other corporations will be subject to certain leverage limitations regarding the deductibility of interest expense. The effects of these and other provisions of the tax legislation on REITs' operations, on master limited partnerships, or on a Fund, is uncertain at this time.

■

Important Tax Reporting Considerations. Your financial intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service ("IRS"). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing that you want to use another available method for cost basis reporting (for example, First In, First Out ("FIFO"), Last In, First Out ("LIFO"), Specific Lot Identification ("SLID") or High Cost, First Out ("HIFO")). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to automatic withdrawals made after January 1, 2012 or conducted via an automatic withdrawal plan.

If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its Account Application or by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

■

Backup Withholding. Each Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders if they fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.

■

Foreign Withholding Taxes. A Fund may be subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign securities. In that case, the Fund's total return on those securities would be decreased. Although in some cases the Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain. Each Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes if more than 50% of the value of a

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Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations or foreign governments, or if at least 50% of the value of a Fund's total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, such Fund may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction.

Foreign shareholders may be subject to U.S. tax withholding of 30% (or lower applicable treaty rate) on distributions from the Funds. Additionally, the Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends, and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Funds to determine whether withholding is required.

This "Tax Consequences" section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see "Taxation" in the SAI for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds and certain Acquired Funds described under "Fund Summaries" and "Description of Principal Risks" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Funds and certain Acquired Funds from time to time.

Generally, the characteristics and risks of securities and investment techniques that may be used by the Acquired Funds from time to time are similar to those described below. However, the risks associated with an Acquired Fund's investments are described more fully in each Acquired Fund's prospectus. Accordingly, please see an Acquired Fund's prospectus for a more complete description of the Acquired Fund and the risks associated with its investments.

Most of these securities and investment techniques are discretionary, which means that PIMCO or the Sub-Adviser, as applicable can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO, the Sub-Adviser and the individual portfolio managers. Please see "Investment Objectives and Policies" in the SAI for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

As the PIMCO RAE Global ex-US Fund and PIMCO RAE Global Fund may invest in shares of the Acquired Funds, the risks of investing in each Fund may be closely related to the risks associated with the Acquired Funds and their investments. However, as the Funds may also invest its assets directly in equity securities, forwards or derivatives, such as options, futures contracts or swap agreements, other affiliated or unaffiliated funds, and other investments, the Funds may be directly exposed to certain risks described below.

Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies similar to a Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different portfolio management team or strategy, when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds. Significant shareholder purchases and redemptions may adversely impact a Fund's portfolio management. For example, a Fund may be forced to sell a comparatively large portion of its portfolio to meet significant shareholder redemptions, or hold a comparatively large portion of its portfolio in cash due to significant shareholder purchases, in each case when the Fund otherwise would not seek to do so. Such shareholder transactions may cause Funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase a Fund's transaction costs, accelerate the realization of taxable income if sales of securities resulted in gains, or otherwise cause a Fund to perform differently than intended. Similarly, significant shareholder purchases may adversely affect a Fund's performance to the extent the Fund is delayed in investing new cash and, as a result, holds a proportionally larger cash position than under ordinary circumstances and such impact may be heightened in funds of funds. While such risks may apply to Funds of any size, such risks are heightened in Funds with fewer assets under management. In addition, new Funds may not be able to fully implement their investment strategy immediately upon commencing investment operations, which could reduce investment performance.

More generally, a Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchase or redemption requests. Such large shareholders include, but are not limited to, other funds, institutional investors, and asset allocators who make investment decisions on behalf of underlying clients. Large shareholder transactions may cause Funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. In addition, such transactions may also cause the Fund to sell certain assets in order to meet purchase or redemption requests, which could indirectly affect the liquidity of the Fund's portfolio. Such transactions may also increase the Fund's transaction costs, decrease economies of scale, accelerate the realization of taxable income, or otherwise cause the Fund to perform differently than intended. While large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject

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to the risk that a large shareholder can purchase or redeem a significant percentage of Fund shares at any time. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder, which could exacerbate any potential negative effects experienced by the Fund.

Certain PIMCO Funds (the "PIMCO Funds of Funds") invest substantially all or a significant portion of their assets in Underlying PIMCO Funds, which is defined to include the Funds. In some cases, the PIMCO Funds of Funds and certain funds managed by investment advisers affiliated with PIMCO ("Affiliated Funds of Funds") may be the predominant or sole shareholders of a particular Underlying PIMCO Fund, including a Fund. Investment decisions made with respect to the PIMCO Funds of Funds and Affiliated Funds of Funds could, under certain circumstances, negatively impact the Underlying PIMCO Funds, including the Funds, with respect to the expenses and investment performance of the Underlying PIMCO Funds. For instance, large purchases or redemptions of shares of an Underlying PIMCO Fund by the PIMCO Funds of Funds and Affiliated Funds of Funds, whether as part of a reallocation or rebalancing strategy or otherwise, may result in the Underlying PIMCO Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could increase an Underlying PIMCO Fund's transaction costs and accelerate the realization of taxable income if sales of securities resulted in gains. Additionally, as the PIMCO Funds of Funds and Affiliated Funds of Funds may invest substantially all or a significant portion of their assets in Underlying PIMCO Funds, the Underlying PIMCO Funds may not acquire securities of other registered open-end investment companies in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, thus limiting the Underlying PIMCO Funds' investment flexibility.

Investment Selection

In selecting investments for the portion of the PIMCO Dividend and Income Fund's portfolio not sub-advised by Research Affiliates, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The proportion of the Fund's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

With respect to fixed income investing, PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, PIMCO may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that PIMCO's investment selection techniques will produce the desired results.

In selecting investments for the PIMCO EqS® Long/Short Fund, PIMCO uses a fundamental, value-oriented investing strategy. Metrics that PIMCO considers typical of value-oriented stocks include, but are not limited to, low current or forward price-to-earnings ratios, low price-to-book ratios, low price-to-sales ratios and a market valuation below the sum of a firm's estimated discounted future free cash flows. There is no guarantee that PIMCO's investment selection techniques will produce the desired results.

In selecting investments for the PIMCO RAE Global ex-US Fund and PIMCO RAE Global Fund, the Sub-Adviser selects direct or indirect (through funds) securities from a broad universe of companies, which satisfy certain liquidity and capacity requirements. The Sub-Adviser uses the RAE® methodology for portfolio construction. The RAE® methodology is a rules-based model that selects and weights stocks by fundamental measures of company size, e.g., gross profit, cash flow, book value, dividends plus net buybacks, rather than by market capitalization and then incorporates additional active insights on measures such as quality and momentum, among other factors, to seek to enhance risk-adjusted returns. Actual stock positions, which drift apart from target weights as market prices change, are rebalanced to target weights periodically. The RAE® methodology's systematic portfolio rebalancing reflects a value orientation. Portfolio managers do not have discretion with respect to the allocations determined by the RAE® methodology. The RAE® methodology is not updated according to any predetermined schedule and generally is not expected to be updated during a given year.

In selecting investments for the PIMCO RAE Emerging Markets Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund and, with respect to the equity portion of its portfolio, the PIMCO Dividend and Income Fund, the Sub-Adviser selects direct from a broad universe of companies, which satisfy certain liquidity and capacity requirements. The Sub-Adviser uses the RAE® methodology for portfolio construction. With respect to the PIMCO RAE US Fund, the Sub-Adviser applies the RAE® methodology to the large and mid-sized U.S. companies as determined by cumulative fundamental measures of company size. With respect to the PIMCO RAE US Small Fund, the Sub-Adviser applies the RAE® methodology to small-sized U.S. companies determined by percentage of cumulative fundamental measures of company size; the fundamental weights of U.S. companies are sorted in descending order where the top cumulative 89% weights are eligible as large and mid-sized companies and the remaining companies are eligible as small-sized companies. The RAE® methodology is a rules-based model that selects and weights stocks by fundamental measures of company size, e.g., gross profit, cash flow, book value, dividends plus net buybacks, rather than by market capitalization and then incorporates additional active insights on measures such as quality and momentum, among other factors, to seek to enhance risk-adjusted returns. Actual stock positions, which drift apart from target weights as market prices change, are rebalanced to target weights periodically. The RAE® methodology's systematic portfolio rebalancing reflects a value orientation. Portfolio managers do not have discretion with respect to the allocations determined by the RAE® methodology. The RAE® methodology is not updated according to any predetermined schedule and generally is not expected to be updated during a given year.

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With respect to the PIMCO RAE Funds, the Sub-Adviser generally considers an instrument to be economically tied to the United States based on the country of primary listing, the issuer's domicile and the issuer's country of incorporation. When these factors conflict, the Sub-Adviser will consider additional factors, such as the domicile of the issuer's parent company, the issuer's management location, the issuer's source of sales, and the issuer's reporting currency, for purposes of determining whether an instrument is economically tied to the United States.

Fixed Income Instruments

"Fixed Income Instruments," as used generally in this prospectus, includes:

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securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

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corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

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mortgage-backed and other asset-backed securities;

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inflation-indexed bonds issued both by governments and corporations;

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structured notes, including hybrid or "indexed" securities and event-linked bonds;

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bank capital and trust preferred securities;

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loan participations and assignments;

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delayed funding loans and revolving credit facilities;

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bank certificates of deposit, fixed time deposits and bankers' acceptances;

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repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;

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debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

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obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

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obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Certain Funds, to the extent permitted by the 1940 Act, or exemptive relief therefrom, may invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates that incorporates a security's yield, coupon, final maturity and call features, among other characteristics. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. Similarly, the price of a bond fund with an average duration of fifteen years would be expected to fall approximately 15% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities). PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.

Convertible and Equity Securities

Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company's directors. Common stockholders participate in company profits through dividends and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer's industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.

Certain Funds may invest in convertible securities and equity securities, as well as securities related to equities. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital) and equity derivatives.

Convertible securities are generally preferred securities and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

"Synthetic" convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire an equity security ("convertible component"). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred securities and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. A Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-

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producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Preferred and other senior securities generally entitle the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred and other senior securities may pay fixed or adjustable rates of return. Preferred and other senior securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred and other senior securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred and other senior securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects.

In addition, preferred and other senior securities often have special redemption rights allowing issuers to redeem such securities at par earlier than scheduled. If these rights are exercised, a Fund may have to reinvest proceeds in less attractive securities. Among other risks described in this prospectus, the following issues are particularly associated with investments in preferred and other senior securities.

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Deferral and Omission of Distributions. Preferred and other senior securities may include features permitting or requiring the issuer to defer or omit distributions. Among other things, such deferral or omission may result in adverse tax consequences for a Fund.

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Limited Voting Rights. Preferred and other senior securities generally do not have voting rights with respect to the issuer unless dividends have been in arrears for certain specified periods of time.

In the future, preferred or other senior securities may be offered with features different from those described above, and as such, may entail different risks. Over longer periods of time, certain types of preferred or other senior securities may become more scarce or less liquid as a result of legislative changes. Such events may result in losses to a Fund as the prices of securities it holds may be negatively affected. Revisions to bank capital requirements by international regulatory bodies, to the extent they are adopted in the United States, may also negatively impact the market for certain preferred or senior securities.

While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to their applicable investment restrictions, certain Funds may consider convertible securities or equity securities to gain exposure to such investments.

While certain Funds may generally invest in equity derivatives, such Funds may invest without limitation directly in equity securities, including common stocks, preferred securities, and convertible securities. When investing directly in equity securities, a Fund will not be limited to only those equity securities with any particular weighting in such Fund's respective benchmark index, if any. Generally, the Funds may consider investing directly in equity securities when derivatives on the underlying securities appear to be overvalued.

At times, in connection with the restructuring of a preferred security or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred security or Fixed Income Instrument. Depending upon, among other things, the evaluation by PIMCO or the Sub-Adviser, as applicable, of the potential value of such securities in relation to the price that could be obtained by a Fund at any given time upon sale thereof, a Fund may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

High Yield Securities and Distressed Companies

Securities rated lower than Baa by Moody's, or equivalently rated by S&P or Fitch, are sometimes referred to as "high yield securities" or "junk bonds." Issuers of these securities may be distressed and undergoing restructuring, bankruptcy or other proceedings in an attempt to avoid insolvency. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield and distressed company securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities and debt securities of distressed companies may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of the Fund's shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be

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subject to greater market risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. See "Extension Risk" and "Prepayment Risk" below. The values of these securities may also fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

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Extension Risk. Mortgage-related and other asset-backed securities are subject to Extension Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation later than expected. This may occur when interest rates rise. This may negatively affect Fund returns, as the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates.

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Prepayment Risk. Mortgage-related and other asset-backed securities are subject to Prepayment Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation earlier than expected (due to the sale of the underlying property, refinancing, or foreclosure). This may occur when interest rates decline. Prepayment may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities.

Certain Funds may invest in each of collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), other collateralized debt obligations ("CDOs") and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. Certain Funds may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments

Certain Funds may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of all or portions of such loans. Participations and assignments involve special types of risk, including extension risk, prepayment risk, credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the value of the loan. In addition, the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower's obligation, and a Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Reinvestment

Each Fund may be subject to the risk that the returns of a Fund will decline during periods of falling interest rates because the Fund may have to reinvest the proceeds from matured, traded or called debt obligations at

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interest rates below the Fund's current earnings rate. For instance, when interest rates decline, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, thereby forcing the Fund to invest in lower-yielding securities. A Fund also may choose to sell higher-yielding portfolio securities and to purchase lower-yielding securities to achieve greater portfolio diversification, because the Fund's portfolio manager believes the current holdings are overvalued or for other investment-related reasons. A decline in the returns received by a Fund from its investments is likely to have an adverse effect on the Fund's NAV, yield and total return.

Focused Investment

To the extent that a Fund focuses its investments in a particular sector, the Fund may be susceptible to loss due to adverse developments affecting that sector. These developments include, but are not limited to, governmental regulation; inflation; rising interest rates; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; competition from new entrants; high research and development costs; increased costs associated with compliance with environmental or other governmental regulations; and other economic, business or political developments specific to that sector. Furthermore, a Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of developments described above, which will subject the Fund to greater risk. A Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.

Variable and Floating Rate Securities

Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or a calendar quarter). Certain Funds may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

Inflation-Indexed Bonds

Inflation-indexed bonds (other than certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS may also be divided into individual zero-coupon instruments for each coupon or principal payment (known as "iSTRIPS"). An iSTRIP of the principal component of a TIPS issue will retain the embedded deflation floor that will allow the holder of the security to receive the greater of the original principal or inflation-adjusted principal value at maturity. iSTRIPS may be less liquid than conventional TIPS because they are a small component of the TIPS market. With regard to certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of such corporate inflation-indexed securities generally will not increase if the rate of inflation decreases. Because corporate inflation-indexed securities are a small component of the corporate bond markets, respectively, they may be less liquid than conventional corporate bonds.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and pricing transparency risks.

Foreign (Non-U.S.) Securities

Each Fund other than the PIMCO RAE US Fund and PIMCO RAE US Small Fund may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. With respect to each Fund other than the PIMCO RAE Funds, PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign (non-U.S.) government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country.

With respect to the PIMCO RAE Funds, the Sub-Adviser generally considers an instrument to be economically tied to a non-U.S. country based on the country of primary listing, the issuer's domicile and the issuer's country of incorporation. When these factors conflict, the Sub-Adviser will consider additional factors, such as the domicile of the issuer's parent company, the issuer's management location, the issuer's source of sales, and the issuer's reporting currency, for purposes of determining whether an instrument is economically tied to a non-U.S. country. A Fund's investments in foreign

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(non-U.S.) securities may include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and similar securities that represent interests in a non-U.S. company's securities that have been deposited with a bank or trust and that trade on a U.S. exchange or OTC. ADRs, EDRs and GDRs may be less liquid or may trade at a different price than the underlying securities of the issuer. In the case of money market instruments other than commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the issuer of such money market instrument is organized under the laws of a non-U.S. country. In the case of commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the "country of exposure" of such instrument is a non-U.S. country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are money market instruments other than commercial paper and certificates of deposit, the issuer of such money market instrument is organized under the laws of a non-U.S. country or, in the case of underlying assets that are commercial paper or certificates of deposit, if the "country of exposure" of such money market instrument is a non-U.S. country). A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the "country of risk" of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the "country of risk" of the issuer's ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer. Further, where a derivative instrument is exposed to an index, PIMCO generally considers the derivative to be economically tied to each country represented by the components of the underlying index pursuant to the criteria set forth in the preceding sentence.

Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Investors should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Each Fund also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

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Emerging Market Securities. Each Fund that may invest in foreign (non-U.S.) securities may invest in securities and instruments that are economically tied to developing (or "emerging market") countries. With respect to each Fund other than the PIMCO RAE Funds, PIMCO generally considers an instrument to be economically tied to an emerging market country if: the issuer is organized under the laws of an emerging market country; the currency of settlement of the security is a currency of an emerging market country; the security is guaranteed by the government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government); for an asset-backed or other collateralized security, the country in which the collateral backing the security is located is an emerging market country; or the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries or if an instrument's "country of exposure" is an emerging market country. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the "country of risk" of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency,

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authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the "country of risk" of the issuer's ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, a Fund emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

With respect to the PIMCO RAE Funds, the Sub-Adviser generally considers an instrument to be economically tied to an emerging market country based on the country of primary listing, the issuer's domicile and the issuer's country of incorporation. When these factors conflict, the Sub-Adviser will consider additional factors, such as the domicile of the issuer's parent company, the issuer's management location, the issuer's source of sales, and the issuer's reporting currency, for purposes of determining whether an instrument is economically tied to an emerging market country. The Sub-Adviser has broad discretion to identify countries that it considers to qualify as emerging markets. In exercising such discretion, the Sub-Adviser identifies countries as emerging markets consistent with the strategic objectives of a Fund. For example, the Sub-Adviser may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is considered an emerging market country for purposes of constructing emerging markets indexes.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

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Investments in Russia. Certain Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks, such as, but not limited to, political, economic, legal, market and currency risks, as discussed in the preceding "Emerging Market Securities" sub- section and in the "Investment in Russia" sub-section in the SAI. The risks include uncertain political and economic policies, short- term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions – which may impact companies in many sectors, including energy, financial services and defense, among others – may negatively impact a Fund's performance and/or ability to achieve its investment objective. For example, certain investments may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of a Fund could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share

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registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia's exports, leaving the country vulnerable to swings in world prices.

Foreign (Non-U.S.) Currencies

Direct investments in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign (non-U.S.) currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

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Foreign Currency Transactions. Funds that invest in securities denominated in foreign (non-U.S.) currencies may engage in foreign currency transactions on a spot (cash) basis, enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Fund's ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. A contract to sell a foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts.

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Redenomination. Continuing uncertainty as to the status of the euro and the European Monetary Union (the "EMU") has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets and on the values of a Fund's portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, a Fund's investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to currency risk, liquidity risk and risk of improper valuation to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

There can be no assurance that if a Fund earns income or capital gains in a non-U.S. country or PIMCO otherwise seeks to withdraw a Fund's investments from a given country, capital controls imposed by such country will not prevent, or cause significant expense in, doing so.

Small-Cap and Mid-Cap Companies

Certain Funds may invest in equity securities of small-capitalization and mid-capitalization companies. The Funds consider a small-cap company to be a company with a market capitalization of up to $1.5 billion and a mid-cap company to be a company with a market capitalization of between $1.5 billion and $10 billion. Investments in small-cap and mid-cap companies involve greater risk than investments in large-capitalization companies. Small and mid-cap companies may not have an established financial history, which can present valuation challenges. The equity securities of small- and mid-cap companies may be subject to increased market fluctuations, due to less liquid markets and more limited managerial and financial resources. A Fund's investment in small- and mid-cap companies may increase the volatility of the Fund's portfolio.

Small Companies

The PIMCO RAE Funds may invest in small companies. The Funds rank company size by fundamental size, as determined by the Sub-Adviser, rather than by market capitalization. Investments in small companies involve greater risks than investments in large companies. Small companies may not have an established financial history, which can present valuation challenges. The equity securities of small companies may be subject to increased market fluctuations, due to less liquid markets and more limited

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managerial and financial resources, among other factors. A Fund's investments in small companies may increase the volatility of the Fund's portfolio.

Short Sales

Certain Funds may make short sales as part of their overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. When making a short sale (other than a "short sale against the box"), a Fund must segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner. A Fund may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days and which may not be terminated within seven days at approximately the amount at which a Fund has valued the agreements are considered illiquid securities.

Derivatives

Each Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, spreads between different interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds). Each Fund may invest some or all of its assets in derivative instruments, subject to the Fund's objective and policies. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under "Investment Objectives and Policies" in the SAI.

A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund's exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund's investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the SAI. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

CPI Swap. A CPI swap is a fixed maturity, OTC derivative transaction in which the investor receives the "realized" rate of inflation as measured by the Consumer Price Index for All Urban Consumers over the life of the swap. The investor in turn pays a fixed annualized rate over the life of the swap. This fixed rate is often referred to as the "breakeven inflation" rate and is generally representative of the difference between treasury yields and TIPS yields of similar maturities at the initiation of the swap. CPI swaps are typically in "bullet" format, where all cash flows are exchanged at maturity. In addition to counterparty risk, CPI swaps are also subject to inflation risk, where the swap can potentially lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (fixed breakeven rate) that the investor agrees to pay at the initiation of the swap.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of certain derivative instruments involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms. Additionally, a short position in a credit default swap could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index could result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund

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uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager may wish to retain a Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

Correlation Risk. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. For example, a swap agreement on an exchange-traded fund would not correlate perfectly with the index upon which the exchange-traded fund is based because the fund's return is net of fees and expenses. In this regard, the Funds offered in this prospectus may seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of these Funds are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a Fund, or derivatives or other strategies used by a Fund, from achieving a desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fees, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a Fund and the determination of the NAV of Fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a Fund invests; (iv) a Fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a Fund (due to share purchases or redemptions, for example), potentially resulting in the Fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions. The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of a Fund's derivative transactions, or impede the employment of a Fund's derivatives strategies, or adversely affect a Fund's performance.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. In addition, a Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Real Estate Investment Trusts (REITs)

REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Therefore, REITs tend to pay higher dividends than other issuers.

REITs can be divided into three basic types: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property. They derive their income primarily from rents received and any profits on the sale of their properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive most of their income from mortgage interest payments. As its name suggests, Hybrid REITs combine characteristics of both Equity REITs and Mortgage REITs.

An investment in a REIT, or in a real estate linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended.

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When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that a Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund's overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated or "earmarked" to cover these positions. When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, a Fund will incur a loss if the security's price appreciates in value such that the security's price is above the agreed-upon price on the settlement date.

Investment in Other Investment Companies

The PIMCO RAE Global ex-US Fund and PIMCO RAE Global Fund may invest in Underlying Funds, and to the extent permitted by the 1940 Act or exemptive relief therefrom, other affiliated and unaffiliated funds, which may or may not be registered under the 1940 Act, such as open-end or closed-end management investment companies, exchange-traded funds, exchange traded vehicles and business development companies. A Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds and business development companies, or in pooled accounts or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. A Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO or the Sub-Adviser, as applicable, believes share prices of other investment companies offer attractive values. As a shareholder of an investment company or other pooled vehicle, a Fund may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Fund pays its service providers.

Each Fund may invest in certain money market funds and/or short-term bond funds ("Central Funds"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT, and certain other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, each Fund may, in the future, elect to pursue its investment objective either by investing directly in securities, or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Fund.

Illiquid Securities

Each Fund may invest up to 15% of its net assets (taken at the time of investment) in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan. Cash collateral received by a Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. A Fund bears the risk of such investments.
Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to the Fund's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Fund but only securities that are "substantially identical." Reverse repurchase agreements and dollar rolls may be considered borrowing for some purposes. A Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with

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procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.

A Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund's total assets, less all liabilities and indebtedness not represented by senior securities. A Fund may also borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund's total assets. In addition, a Fund may borrow from certain other PIMCO funds in inter-fund lending transactions to the extent permitted by an exemptive order from the SEC.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." When the portfolio manager deems it appropriate and particularly during periods of volatile market movements, a Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. Higher portfolio turnover (e.g., an annual rate greater than 100% of the average value of the Fund's portfolio) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance. In addition to indirectly bearing the expenses associated with portfolio turnover of the Acquired Funds, the PIMCO RAE Global ex-US Fund and PIMCO RAE Global Fund will directly bear these expenses to the extent that they invest in other securities and instruments.

Please see a Fund's "Fund Summary-Portfolio Turnover" or the "Financial Highlights" in this prospectus for the portfolio turnover rates of the Funds that were operational during the last fiscal year.

Temporary Defensive Positions

For temporary defensive purposes, each Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO or the Sub-Adviser, as applicable, deems it appropriate to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

From time to time, as the prevailing market and interest rate environments warrant, and at the discretion of its portfolio manager, some portion of a Fund's total net assets may be uninvested.  In such cases, Fund assets will be held in cash in a Fund's custody account.  Cash assets are generally not income-generating and would impact a Fund's performance.

Changes in Investment Objectives and Policies

The investment objective of each Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

The PIMCO RAE Emerging Markets Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund have each adopted a non-fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term "assets" means net assets plus the amount of any borrowings for investment purposes.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody's, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines, in its sole discretion, that the security is of comparable quality to a rated security that the Fund may purchase. In making ratings determinations, PIMCO may take into account different factors than those taken into account by rating agencies, and PIMCO's rating of a security may differ from the rating that a rating agency may have given the same security. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the SAI for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Funds.

Cyber Security

As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	75

PIMCO Equity Series

lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to a Fund's digital information systems (e.g., through "hacking" or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving a Fund's third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which a Fund invests can also subject a Fund to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which a Fund invests could adversely impact such counterparties or issuers and cause the Fund's investment to lose value.

Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund's ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Like with operational risk in general, the Funds have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Funds do not directly control the cyber security systems of issuers in which a Fund may invest, trading counterparties or third party service providers to the Funds. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders could be negatively impacted as a result.

76	PROSPECTUS | PIMCO EQUITY SERIES

Prospectus

Financial Highlights

The financial highlights table is intended to help a shareholder understand the financial performance of Institutional Class, I-2, I-3, Class A and Class C shares of each Fund for the last five fiscal years or, if shorter, the period since a Fund or a class commenced operations. Certain information reflects financial results for a single Fund share. Because I-3 shares of the PIMCO Dividend and Income Fund and PIMCO RAE US Fund had not commenced operations during the periods shown, financial performance information is not provided for the share class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Trust's annual report to shareholders. The annual report is available free of charge by calling the Trust at the phone number on the back of this prospectus. The annual report is also available for download free of charge on the Trust's website at pimco.com. Note: All footnotes to the financial highlights tables appear at the end of the tables.

		Investment Operations			Less Distributions(b)						Ratios/Supplemental Data
												Ratios to Average Net Assets (c)
Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expenses and Dividends on Securities Sold Short		Expenses Excluding Interest Expenses, Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate
PIMCO Dividend and Income Fund
Institutional Class
06/30/2018	$11.09	$0.36	$0.41	$0.77	$(0.32)	$0.00	$0.00	$(0.32)	$11.54	6.89%	$23,027	0.85%		0.86%		0.80%		0.81%		3.04%	80%
06/30/2017	9.94	0.30	1.08	1.38	(0.23)	0.00	0.00	(0.23)	11.09	14.01	23,087	0.80		0.81		0.79		0.80		2.88	93
06/30/2016	12.29	0.43	(1.58)	(1.15)	(0.44)	(0.76)	0.00	(1.20)	9.94	(9.06)	31,840	0.83	(d)	1.00	(d)	0.83	(d)	1.00	(d)	4.03	114
06/30/2015	13.12	0.47	(0.50)	(0.03)	(0.46)	(0.34)	0.00	(0.80)	12.29	(0.12)	68,607	0.83		1.00		0.83		1.00		3.70	98
06/30/2014	11.60	0.44	1.54	1.98	(0.46)	0.00	0.00	(0.46)	13.12	17.23	90,408	0.84		1.00		0.84		1.00		3.56	79
I-2
06/30/2018	11.11	0.34	0.42	0.76	(0.31)	0.00	0.00	(0.31)	11.56	6.80	27,286	0.95		0.96		0.90		0.91		2.94	80
06/30/2017	9.96	0.30	1.07	1.37	(0.22)	0.00	0.00	(0.22)	11.11	13.86	24,731	0.90		0.91		0.89		0.90		2.79	93
06/30/2016	12.30	0.39	(1.54)	(1.15)	(0.43)	(0.76)	0.00	(1.19)	9.96	(9.05)	34,120	0.93	(d)	1.10	(d)	0.93	(d)	1.10	(d)	3.53	114
06/30/2015	13.13	0.46	(0.50)	(0.04)	(0.45)	(0.34)	0.00	(0.79)	12.30	(0.22)	169,790	0.93		1.10		0.93		1.10		3.64	98
06/30/2014	11.62	0.44	1.52	1.96	(0.45)	0.00	0.00	(0.45)	13.13	17.05	158,122	0.94		1.10		0.94		1.10		3.53	79
Class A
06/30/2018	11.08	0.31	0.42	0.73	(0.28)	0.00	0.00	(0.28)	11.53	6.60	138,561	1.20		1.21		1.15		1.16		2.70	80
06/30/2017	9.94	0.27	1.07	1.34	(0.20)	0.00	0.00	(0.20)	11.08	13.54	144,912	1.15		1.16		1.14		1.15		2.53	93
06/30/2016	12.29	0.39	(1.57)	(1.18)	(0.41)	(0.76)	0.00	(1.17)	9.94	(9.38)	167,857	1.18	(d)	1.35	(d)	1.18	(d)	1.35	(d)	3.67	114
06/30/2015	13.12	0.43	(0.50)	(0.07)	(0.42)	(0.34)	0.00	(0.76)	12.29	(0.49)	296,317	1.18		1.35		1.18		1.35		3.39	98
06/30/2014	11.61	0.42	1.51	1.93	(0.42)	0.00	0.00	(0.42)	13.12	16.78	320,719	1.19		1.35		1.19		1.35		3.34	79
Class C
06/30/2018	11.06	0.22	0.42	0.64	(0.22)	0.00	0.00	(0.22)	11.48	5.72	115,183	1.95		1.96		1.90		1.91		1.91	80
06/30/2017	9.92	0.18	1.07	1.25	(0.11)	0.00	0.00	(0.11)	11.06	12.70	140,710	1.90		1.91		1.89		1.90		1.75	93
06/30/2016	12.27	0.31	(1.57)	(1.26)	(0.33)	(0.76)	0.00	(1.09)	9.92	(10.07)	195,393	1.93	(d)	2.10	(d)	1.93	(d)	2.10	(d)	2.91	114
06/30/2015	13.10	0.34	(0.51)	(0.17)	(0.32)	(0.34)	0.00	(0.66)	12.27	(1.23)	358,171	1.93		2.10		1.93		2.10		2.67	98
06/30/2014	11.59	0.33	1.51	1.84	(0.33)	0.00	0.00	(0.33)	13.10	15.97	353,287	1.94		2.10		1.94		2.10		2.67	79
PIMCO EqS® Long/Short Fund
Institutional Class
06/30/2018	$12.26	$(0.01)	$0.25	$0.24	$0.00	$(0.64)	$0.00	$(0.64)	$11.86	2.03%	$174,777	2.05%		2.06%		1.50%		1.51%		(0.11)%	276%
06/30/2017	11.69	(0.04)	1.20	1.16	(0.36)	(0.23)	0.00	(0.59)	12.26	10.38	188,022	1.86		1.87		1.49		1.50		(0.32)	251
06/30/2016	12.07	(0.17)	(0.07)	(0.24)	0.00	(0.14)	0.00	(0.14)	11.69	(2.02)	243,341	2.44		2.45		1.50		1.51		(1.46)	672
06/30/2015	11.92	0.02	0.18	0.20	0.00	(0.05)	0.00	(0.05)	12.07	1.74	299,808	1.91		1.92		1.49		1.50		0.20	450
06/30/2014	11.09	(0.10)	1.60	1.50	(0.06)	(0.61)	0.00	(0.67)	11.92	13.59	545,346	2.02		2.04		1.48		1.50		(0.82)	522
I-2
06/30/2018	12.19	(0.03)	0.26	0.23	0.00	(0.64)	0.00	(0.64)	11.78	1.96	115,469	2.15		2.16		1.60		1.61		(0.22)	276
06/30/2017	11.63	(0.05)	1.19	1.14	(0.35)	(0.23)	0.00	(0.58)	12.19	10.28	138,946	1.96		1.97		1.59		1.60		(0.44)	251
06/30/2016	12.02	(0.18)	(0.07)	(0.25)	0.00	(0.14)	0.00	(0.14)	11.63	(2.11)	249,973	2.54		2.55		1.60		1.61		(1.51)	672
06/30/2015	11.88	0.02	0.17	0.19	0.00	(0.05)	0.00	(0.05)	12.02	1.66	207,511	2.01		2.02		1.59		1.60		0.16	450
06/30/2014	11.08	(0.08)	1.56	1.48	(0.07)	(0.61)	0.00	(0.68)	11.88	13.40	277,661	2.00		2.02		1.58		1.60		(0.71)	522
I-3
04/27/2018-06/30/2018	11.76	0.01	0.01	0.02	0.00	0.00	0.00	0.00	11.78	0.17	18	2.20	*	2.26	*	1.65	*	1.71	*	0.41 *	276
Class A
06/30/2018	12.05	(0.05)	0.24	0.19	0.00	(0.64)	0.00	(0.64)	11.60	1.64	113,499	2.40		2.41		1.85		1.86		(0.41)	276
06/30/2017	11.52	(0.08)	1.18	1.10	(0.34)	(0.23)	0.00	(0.57)	12.05	9.97	88,636	2.21		2.22		1.84		1.85		(0.67)	251
06/30/2016	11.94	(0.21)	(0.07)	(0.28)	0.00	(0.14)	0.00	(0.14)	11.52	(2.38)	147,582	2.79		2.80		1.85		1.86		(1.79)	672
06/30/2015	11.83	(0.02)	0.18	0.16	0.00	(0.05)	0.00	(0.05)	11.94	1.41	172,843	2.26		2.27		1.84		1.85		(0.18)	450
06/30/2014	11.05	(0.12)	1.57	1.45	(0.06)	(0.61)	0.00	(0.67)	11.83	13.17	382,160	2.27		2.29		1.83		1.85		(0.98)	522

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	78-79

Prospectus

		Investment Operations			Less Distributions(b)						Ratios/Supplemental Data
												Ratios to Average Net Assets (c)
Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expenses and Dividends on Securities Sold Short		Expenses Excluding Interest Expenses, Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate
Class C
06/30/2018	11.65	(0.14)	0.25	0.11	0.00	(0.64)	0.00	(0.64)	11.12	0.99	71,218	3.15		3.16		2.60		2.61		(1.23)		276
06/30/2017	11.20	(0.16)	1.13	0.97	(0.29)	(0.23)	0.00	(0.52)	11.65	9.07	91,557	2.96		2.97		2.59		2.60		(1.41)		251
06/30/2016	11.69	(0.29)	(0.06)	(0.35)	0.00	(0.14)	0.00	(0.14)	11.20	(3.03)	145,358	3.54		3.55		2.60		2.61		(2.52)		672
06/30/2015	11.67	(0.11)	0.18	0.07	0.00	(0.05)	0.00	(0.05)	11.69	0.66	140,719	3.01		3.02		2.59		2.60		(0.95)		450
06/30/2014	10.98	(0.20)	1.55	1.35	(0.05)	(0.61)	0.00	(0.66)	11.67	12.26	214,485	3.00		3.02		2.58		2.60		(1.71)		522
PIMCO RAE Emerging Markets Fund
Institutional Class
06/30/2018	$10.83	$0.25	$0.59	$0.84	$(0.19)	$(0.74)	$0.00	$(0.93)	$10.74	7.50%	$1,848,953	0.76%		0.97%		0.76%		0.97%		2.13%		28%
06/30/2017	8.73	0.20	2.17	2.37	(0.27)	0.00	0.00	(0.27)	10.83	27.53	1,510,983	0.75		0.96		0.75		0.96		1.99		43
06/30/2016	9.95	0.32	(1.37)	(1.05)	(0.17)	0.00	0.00	(0.17)	8.73	(10.32)	1,379,204	0.76		0.96		0.76		0.96		3.92		30
06/05/2015 - 06/30/2015	10.00	0.06	(0.11)	(0.05)	0.00	0.00	0.00	0.00	9.95	(0.50)	199,378	0.75	*	0.98	*	0.75	*	0.98	*	10.11	*	7
I-2
06/30/2018	10.79	0.24	0.57	0.81	(0.18)	(0.74)	0.00	(0.92)	10.68	7.26	17,486	0.86		1.07		0.86		1.07		2.07		28
06/30/2017	8.70	0.23	2.12	2.35	(0.26)	0.00	0.00	(0.26)	10.79	27.46	14,664	0.85		1.06		0.85		1.06		2.18		43
06/30/2016	9.96	0.25	(1.33)	(1.08)	(0.18)	0.00	0.00	(0.18)	8.70	(10.54)	1,827	0.86		1.06		0.86		1.06		3.25		30
06/05/2015 - 06/30/2015	10.00	0.06	(0.10)	(0.04)	0.00	0.00	0.00	0.00	9.96	(0.40)	10	0.85	*	1.08	*	0.85	*	1.08	*	10.09	*	7
Class A
06/30/2018	10.81	0.21	0.59	0.80	(0.19)	(0.74)	0.00	(0.93)	10.68	7.08	7,350	1.11		1.32		1.11		1.32		1.76		28
06/30/2017	8.73	0.14	2.19	2.33	(0.25)	0.00	0.00	(0.25)	10.81	27.06	1,937	1.10		1.31		1.10		1.31		1.35		43
06/30/2016	9.96	0.22	(1.30)	(1.08)	(0.15)	0.00	0.00	(0.15)	8.73	(10.61)	146	1.11		1.31		1.11		1.31		2.64		30
06/05/2015 - 06/30/2015	10.00	0.08	(0.12)	(0.04)	0.00	0.00	0.00	0.00	9.96	(0.40)	19	1.10	*	1.33	*	1.10	*	1.33	*	13.46	*	7
PIMCO RAE Global ex-US Fund
Institutional Class
06/30/2018	$10.49	$0.38	$0.28	$0.66	$(0.42)	$0.00	$(0.05)	$(0.47)	$10.68	6.01%	$75,994	0.00%		0.77%		0.00%		0.77%		3.36%		9%
06/30/2017	8.68	0.22	1.83	2.05	(0.22)	0.00	(0.02)	(0.24)	10.49	23.98	78,610	0.00		0.76		0.00		0.76		2.23		8
06/30/2016	9.86	0.10	(1.18)	(1.08)	(0.10)	0.00	(0.00)	(0.10)	8.68	(10.93)	62,809	0.00		0.76		0.00		0.76		1.10		8
06/05/2015 - 06/30/2015	10.00	(0.00)	(0.14)	(0.14)	0.00	0.00	0.00	0.00	9.86	(1.40)	70,077	0.01	*	0.84	*	0.01	*	0.84	*	(0.02	)*	2
I-2
06/30/2018	10.47	0.29	0.35	0.64	(0.41)	0.00	(0.05)	(0.46)	10.65	5.88	900	0.10		0.87		0.10		0.87		2.58		9
06/30/2017	8.67	0.07	1.97	2.04	(0.22)	0.00	(0.02)	(0.24)	10.47	23.87	349	0.10		0.86		0.10		0.86		0.69		8
06/30/2016	9.86	0.09	(1.18)	(1.09)	(0.10)	0.00	(0.00)	(0.10)	8.67	(11.07)	9	0.10		0.86		0.10		0.86		1.01		8
06/05/2015 - 06/30/2015	10.00	(0.00)	(0.14)	(0.14)	0.00	0.00	0.00	0.00	9.86	(1.40)	10	0.11	*	0.94	*	0.11	*	0.94	*	(0.11	)*	2
Class A
06/30/2018	10.44	0.24	0.38	0.62	(0.40)	0.00	(0.05)	(0.45)	10.61	5.69	1,531	0.35		1.12		0.35		1.12		2.14		9
06/30/2017	8.66	0.10	1.92	2.02	(0.22)	0.00	(0.02)	(0.24)	10.44	23.65	717	0.35		1.11		0.35		1.11		1.02		8
06/30/2016	9.86	0.00	(1.11)	(1.11)	(0.09)	0.00	(0.00)	(0.09)	8.66	(11.29)	9	0.35		1.11		0.35		1.11		(0.02)		8
06/05/2015 - 06/30/2015	10.00	(0.00)	(0.14)	(0.14)	0.00	0.00	0.00	0.00	9.86	(1.40)	10	0.36	*	1.19	*	0.36	*	1.19	*	(0.37	)*	2
PIMCO RAE Global Fund
Institutional Class
06/30/2018	$10.78	$0.35	$0.64	$0.99	$(0.46)	$(0.27)	$0.00	$(0.73)	$11.04	9.05%	$359,953	0.02%		0.72%		0.02%		0.72%		3.07%		19%
06/30/2017	9.32	0.24	1.55	1.79	(0.24)	(0.09)	0.00	(0.33)	10.78	19.60	409,144	0.01		0.71		0.01		0.71		2.36		20
06/30/2016	9.86	0.14	(0.58)	(0.44)	(0.10)	0.00	0.00	(0.10)	9.32	(4.38)	282,274	0.04		0.71		0.04		0.71		1.59		13
06/05/2015 - 06/30/2015	10.00	(0.00)	(0.14)	(0.14)	0.00	0.00	0.00	0.00	9.86	(1.40)	38,160	0.04	*	0.86	*	0.04	*	0.86	*	(0.04	)*	2
I-2
06/30/2018	10.76	0.35	0.62	0.97	(0.45)	(0.27)	0.00	(0.72)	11.01	8.93	3,293	0.12		0.82		0.12		0.82		3.09		19
06/30/2017	9.31	0.02	1.76	1.78	(0.24)	(0.09)	0.00	(0.33)	10.76	19.49	3,127	0.11		0.81		0.11		0.81		0.22		20
06/30/2016	9.85	0.08	(0.52)	(0.44)	(0.10)	0.00	0.00	(0.10)	9.31	(4.44)	57	0.14		0.81		0.14		0.81		0.92		13
06/05/2015 - 06/30/2015	10.00	(0.00)	(0.15)	(0.15)	0.00	0.00	0.00	0.00	9.85	(1.50)	10	0.14	*	0.96	*	0.14	*	0.96	*	(0.14	)*	2
Class A
06/30/2018	10.72	0.24	0.70	0.94	(0.44)	(0.27)	0.00	(0.71)	10.95	8.64	1,505	0.37		1.07		0.37		1.07		2.09		19
06/30/2017	9.29	0.18	1.57	1.75	(0.23)	(0.09)	0.00	(0.32)	10.72	19.18	1,009	0.36		1.06		0.36		1.06		1.79		20
06/30/2016	9.85	0.02	(0.48)	(0.46)	(0.10)	0.00	0.00	(0.10)	9.29	(4.61)	286	0.39		1.06		0.39		1.06		0.23		13
06/05/2015 - 06/30/2015	10.00	(0.00)	(0.15)	(0.15)	0.00	0.00	0.00	0.00	9.85	(1.50)	10	0.39	*	1.21	*	0.39	*	1.21	*	(0.40	)*	2
PIMCO RAE International Fund
Institutional Class
06/30/2018	$10.27	$0.33	$0.29	$0.62	$(0.28)	$(0.01)	$0.00	$(0.29)	$10.60	5.88%	$543,875	0.51%		0.62%		0.51%		0.62%		3.04%		47%
06/30/2017	8.56	0.28	1.64	1.92	(0.21)	0.00	0.00	(0.21)	10.27	22.76	475,759	0.50		0.61		0.50		0.61		2.90		20
06/30/2016	9.83	0.28	(1.32)	(1.04)	(0.08)	(0.15)	0.00	(0.23)	8.56	(10.60)	247,182	0.50		0.61		0.50		0.61		3.25		39
06/05/2015 - 06/30/2015	10.00	0.02	(0.19)	(0.17)	0.00	0.00	0.00	0.00	9.83	(1.70)	151,532	0.50	*	0.64	*	0.50	*	0.64	*	2.68	*	7

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	80-81

Prospectus

		Investment Operations			Less Distributions(b)						Ratios/Supplemental Data
												Ratios to Average Net Assets (c)
Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expenses and Dividends on Securities Sold Short		Expenses Excluding Interest Expenses, Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate
I-2
06/30/2018	10.24	0.26	0.35	0.61	(0.27)	(0.01)	0.00	(0.28)	10.57	5.84	1,994	0.61		0.72		0.61		0.72		2.33		47
06/30/2017	8.55	0.29	1.62	1.91	(0.22)	0.00	0.00	(0.22)	10.24	22.67	4,998	0.60		0.71		0.60		0.71		3.03		20
06/30/2016	9.83	0.28	(1.33)	(1.05)	(0.08)	(0.15)	0.00	(0.23)	8.55	(10.70)	1,041	0.60		0.71		0.60		0.71		3.24		39
06/05/2015 - 06/30/2015	10.00	0.02	(0.19)	(0.17)	0.00	0.00	0.00	0.00	9.83	(1.70)	10	0.60	*	0.74	*	0.60	*	0.74	*	2.57	*	7
Class A
06/30/2018	10.24	0.37	0.21	0.58	(0.28)	(0.01)	0.00	(0.29)	10.53	5.53	5,007	0.86		0.97		0.86		0.97		3.34		47
06/30/2017	8.55	0.29	1.60	1.89	(0.20)	0.00	0.00	(0.20)	10.24	22.34	323	0.85		0.96		0.85		0.96		2.99		20
06/30/2016	9.83	0.34	(1.42)	(1.08)	(0.05)	(0.15)	0.00	(0.20)	8.55	(10.95)	46	0.85		0.96		0.85		0.96		3.94		39
06/05/2015 - 06/30/2015	10.00	0.01	(0.18)	(0.17)	0.00	0.00	0.00	0.00	9.83	(1.70)	10	0.85	*	0.99	*	0.85	*	0.99	*	2.32	*	7
PIMCO RAE US Fund
Institutional Class
06/30/2018	$10.57	$0.23	$1.16	$1.39	$(0.22)	$(0.44)	$0.00	$(0.66)	$11.30	13.22%	$771,581	0.41%		0.52%		0.41%		0.52%		2.06%		44%
06/30/2017	9.82	0.22	1.07	1.29	(0.22)	(0.32)	0.00	(0.54)	10.57	13.33	620,951	0.40		0.51		0.40		0.51		2.08		31
06/30/2016	9.85	0.22	0.08	0.30	(0.11)	(0.22)	0.00	(0.33)	9.82	3.16	511,838	0.40		0.51		0.40		0.51		2.29		42
06/05/2015 - 06/30/2015	10.00	0.01	(0.16)	(0.15)	0.00	0.00	0.00	0.00	9.85	(1.50)	447,755	0.40	*	0.51	*	0.40	*	0.51	*	2.03	*	5
I-2
06/30/2018	10.54	0.22	1.15	1.37	(0.21)	(0.44)	0.00	(0.65)	11.26	13.10	7,265	0.51		0.62		0.51		0.62		1.96		44
06/30/2017	9.81	0.21	1.06	1.27	(0.22)	(0.32)	0.00	(0.54)	10.54	13.15	7,769	0.50		0.61		0.50		0.61		1.99		31
06/30/2016	9.85	0.21	0.08	0.29	(0.11)	(0.22)	0.00	(0.33)	9.81	3.09	3,372	0.50		0.61		0.50		0.61		2.23		42
06/05/2015 - 06/30/2015	10.00	0.01	(0.16)	(0.15)	0.00	0.00	0.00	0.00	9.85	(1.50)	10	0.50	*	0.61	*	0.50	*	0.61	*	1.92	*	5
Class A
06/30/2018	10.50	0.18	1.15	1.33	(0.20)	(0.44)	0.00	(0.64)	11.19	12.73	6,973	0.81		0.92		0.81		0.92		1.65		44
06/30/2017	9.79	0.17	1.07	1.24	(0.21)	(0.32)	0.00	(0.53)	10.50	12.83	7,259	0.80		0.91		0.80		0.91		1.68		31
06/30/2016	9.86	0.18	0.07	0.25	(0.10)	(0.22)	0.00	(0.32)	9.79	2.67	2,982	0.80		0.91		0.80		0.91		1.88		42
06/05/2015 - 06/30/2015	10.00	0.01	(0.15)	(0.14)	0.00	0.00	0.00	0.00	9.86	(1.40)	14	0.80	*	0.91	*	0.80	*	0.91	*	1.67	*	5
PIMCO RAE US Small Fund
Institutional Class
06/30/2018	$11.10	$0.15	$1.63	$1.78	$(0.17)	$(0.38)	$0.00	$(0.55)	$12.33	16.37%	$128,985	0.50%		0.62%		0.50%		0.62%		1.30%		30%
06/30/2017	9.31	0.12	1.81	1.93	(0.14)	0.00	0.00	(0.14)	11.10	20.70	93,541	0.50		0.61		0.50		0.61		1.13		45
06/30/2016	9.93	0.10	(0.57)	(0.47)	(0.04)	(0.11)	0.00	(0.15)	9.31	(4.68)	81,226	0.50		0.61		0.50		0.61		1.10		85
06/05/2015 - 06/30/2015	10.00	0.01	(0.08)	(0.07)	0.00	0.00	0.00	0.00	9.93	(0.70)	46,426	0.50	*	0.73	*	0.50	*	0.73	*	1.44	*	9
I-2
06/30/2018	11.07	0.14	1.62	1.76	(0.16)	(0.38)	0.00	(0.54)	12.29	16.27	4,366	0.60		0.72		0.60		0.72		1.19		30
06/30/2017	9.29	0.12	1.79	1.91	(0.13)	0.00	0.00	(0.13)	11.07	20.59	3,902	0.60		0.71		0.60		0.71		1.12		45
06/30/2016	9.92	0.11	(0.59)	(0.48)	(0.04)	(0.11)	0.00	(0.15)	9.29	(4.79)	1,456	0.60		0.71		0.60		0.71		1.26		85
06/05/2015 - 06/30/2015	10.00	0.01	(0.09)	(0.08)	0.00	0.00	0.00	0.00	9.92	(0.80)	10	0.60	*	0.83	*	0.60	*	0.83	*	1.33	*	9
Class A
06/30/2018	11.05	0.09	1.62	1.71	(0.14)	(0.38)	0.00	(0.52)	12.24	15.83	4,875	0.90		1.02		0.90		1.02		0.82		30
06/30/2017	9.29	0.10	1.79	1.89	(0.13)	0.00	0.00	(0.13)	11.05	20.32	8,549	0.90		1.01		0.90		1.01		0.88		45
06/30/2016	9.92	0.08	(0.60)	(0.52)	(0.00)	(0.11)	0.00	(0.11)	9.29	(5.11)	1,699	0.90		1.01		0.90		1.01		0.85		85
06/05/2015 - 06/30/2015	10.00	0.01	(0.09)	(0.08)	0.00	0.00	0.00	0.00	9.92	(0.80)	10	0.90	*	1.13	*	0.90	*	1.13	*	1.04	*	9

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See the Distributions to Shareholders in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See the Fees and Expenses note in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(d)	Effective June 16, 2016, the Fund's Investment advisory fee was decreased by 0.20% to an annual rate of 0.49%.

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	82-83

PIMCO Equity Series

Appendix A
Description of Securities Ratings

The Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's, Standard & Poor's or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

Below Investment Grade High Yield Securities ("Junk Bonds"), are those rated lower than Baa by Moody's, BBB by Standard & Poor's or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

The following is a description of Moody's, Standard & Poor's and Fitch's rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Global Long-Term Rating Scale

Ratings assigned on Moody's global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporations, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Medium-Term Note Program Ratings

Moody's assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g., senior or subordinated). To capture the contingent nature of a program rating, Moody's assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer's default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Global Short-Term Rating Scale
Ratings assigned on Moody's global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

A-1	PROSPECTUS | PIMCO EQUITY SERIES

Prospectus

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

National Scale Long-Term Ratings

Moody's long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody's assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country. In each specific country, the last two characters of the rating indicate the country in which the issuer is located (e.g., Aaa.br for Brazil).

Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers.

Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers.

A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers.

Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers.

Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers.

B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers.

Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers.

Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers.

C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. National scale long-term ratings of D.ar and E.ar may also be applied to Argentine obligations.

National Scale Short-Term Ratings
Moody's short-term NSRs are opinions of the ability of issuers in a given country, relative to other domestic issuers, to repay debt obligations that have an original maturity not exceeding thirteen months. Short-term NSRs in one country should not be compared with short-term NSRs in another country, or with Moody's global ratings.

There are four categories of short-term national scale ratings, generically denoted N-1 through N-4 as defined below.

In each specific country, the first two letters indicate the country in which the issuer is located (e.g., BR-1 through BR-4 for Brazil).

N-1: Issuers rated N-1 have the strongest ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-2: Issuers rated N-2 have an above average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-3: Issuers rated N-3 have an average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-4: Issuers rated N-4 have a below average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

The short-term rating symbols P-1.za, P-2.za, P-3.za and NP.za are used in South Africa. National scale short-term ratings of AR-5 and AR-6 may also be applied to Argentine obligations.

Short-Term Obligation Ratings
The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels--MIG 1 through MIG 3--while speculative grade short-term obligations are designated SG.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	A-2

PIMCO Equity Series

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor's Ratings Services

Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P Global Ratings' ("S&P") analysis of the following considerations:

■

Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

■

Nature and provisions of the obligation and the promise S&P imputes; and

■

Protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade
AAA: An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated ‘BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment. The ‘CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated ‘D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D' if it is subject to a distressed exchange offer.

NR: This indicates that a rating has not been assigned or is no longer assigned.

Plus (+) or minus (-): The ratings from ‘AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3	PROSPECTUS | PIMCO EQUITY SERIES

Prospectus

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D' if it is subject to a distressed exchange offer.

Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+' or ‘A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+').

Active Qualifiers
S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a 'p' qualifier, which indicates the rating addressed the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

L: Ratings qualified with ‘L' apply only to amounts invested up to federal deposit insurance limits.

p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p' suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

prelim: Preliminary ratings, with the 'prelim' suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

■

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

■

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

■

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

■

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

■

A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

cir: This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers (no longer applied or outstanding)

*:This symbol that indicated that the rating was contingent upon S&P receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer's bonds were deemed taxable. Discontinued use in January 2001.

G: The letter 'G' followed the rating symbol when a fund's portfolio consisted primarily of direct U.S. government securities.

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	A-4

PIMCO Equity Series

pi: This qualifier was used to indicate ratings that were based on an analysis of an issuer's published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer's management and therefore, could have been based on less comprehensive information than ratings without a 'pi' suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd's Syndicate Assessments.

pr: The letters ‘pr' indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q: A ‘q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r' modifier was assigned to securities containing extraordinary risks, particularly market risks, which are not covered in the credit rating. The absence of an ‘r' modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. S&P discontinued the use of the ‘r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Fitch Ratings

Long-Term Credit Ratings
Investment Grade
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities in global infrastructure, project finance, and public finance. IDRs opine on an entity's relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest credit quality. ‘AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB: Speculative. ‘BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B' ratings indicate that material credit risk is present.

CCC: Substantial credit risk.

CC: Very high levels of credit risk.

C: Near default.

Defaulted obligations typically are not assigned 'RD' or ‘D' ratings, but are instead rated in the ‘B' to ‘C' rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. For example, the rating category 'AA' has three notch-specific rating levels ('AA+'; 'AA'; 'AA-'; each a rating level). Such suffixes are not added to the ‘AAA' obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC.'

The subscript ‘emr' is appended to a rating to denote embedded market risk that is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate finance issuers with Issuer Default Ratings (IDRs) in speculative grade categories.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based on the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages and analytical judgment, but

A-5	PROSPECTUS | PIMCO EQUITY SERIES

Prospectus

actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. ‘RR1' rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. ‘RR2' rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. ‘RR3' rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. ‘RR4' rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. ‘RR5' rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. ‘RR6' rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	A-6

PIMCO Equity Series

Appendix B
Financial Firm-Specific Sales Charge Waivers and Discounts

The availability of initial and contingent deferred sales charge waivers and discounts may depend on the particular financial firm or type of account through which you purchase or hold Fund shares. For waivers or discounts not available through a particular financial firm, investors will have to purchase shares directly from the Funds (or the Distributor) or through another financial firm to receive such waivers or discounts.

The following descriptions of sales charge waivers and discounts for a particular financial firm and class(es) of shares set forth information provided by the financial firm that the firm has represented is current as of the date of this prospectus. These waivers or discounts, which may vary from those disclosed elsewhere in the prospectus, are subject to change. The Funds will update this Appendix periodically based on information provided by the applicable financial firm. Neither the Funds, the Investment Adviser nor PIMCO Investments LLC supervises the implementation of these waivers or discounts or verifies the firms' administration of these waivers or discounts.

In all instances, it is an investor's responsibility to notify the financial firm of any facts that may qualify the investor for sales charge waivers or discounts. Please contact your financial firm for more information regarding the sales charge waivers and discounts available to you and the firm's related policies and procedures.

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 Plan

Shares purchased through a Merrill Lynch affiliated investment advisory program, or exchanges of shares purchased through such a Merrill Lynch program due to the holdings moving from the program to a Merrill Lynch brokerage (non-advisory) account

Shares of Funds purchased through the Merrill Edge Self-Directed platform
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in the this prospectus

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a certain fee based account or platform (applicable to A and C shares only)

Class A shares sold as a result of exchanges of shares purchased through a Merrill Lynch affiliated investment advisory program due to the holdings moving from the program to a Merrill Lynch brokerage (non-advisory) account

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI:

Front-end Sales Load Waivers on Class A Shares available at Ameriprise Financial

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

B-1	PROSPECTUS | PIMCO EQUITY SERIES

Prospectus

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial's platform (if an Advisory or similar share class for such investment advisory program is not available).

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts,  401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds' prospectus or SAI. For more information regarding the waivers described below, as well as other information regarding mutual fund fees, please see the "Mutual Fund Features, Share Classes and Compensation" brochure available on the Morgan Stanley Wealth Management website.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules.
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.
Shares purchased through a Morgan Stanley self-directed brokerage account.

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund pursuant to Morgan Stanley Wealth Management's share class conversion program.

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James (Raymond James & Associates, Inc., Raymond James Financial Services, Inc. or their affiliates) platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.

Front-end sales load waivers on Class A Shares available at Raymond James
Shares purchased in an investment advisory program.

Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class as determined by Raymond James) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and the procedures of Raymond James. More information regarding mutual fund shares purchased through a Raymond James platform or account, including the conversion described above, can be found in the Mutual Fund Investing disclosures available on the Raymond James website.

CDSC Waivers on Class A and C Shares available at Raymond James
Death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.
Return of excess contributions from an IRA Account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund's prospectus.
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
Shares acquired through a right of reinstatement.
Front-end Load Discounts available at Raymond James: Breakpoints, Rights of Accumulation and/or Letters of Intent
Breakpoints as described in this prospectus.

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	B-2

PIMCO Equity Series

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

B-3	PROSPECTUS | PIMCO EQUITY SERIES

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 650 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER

Research Affiliates, LLC, 620 Newport Center Drive, Suite 900, Newport Beach, CA 92660

PORTFOLIO IMPLEMENTER

Parametric Portfolio Associates, LLC, 1918 Eighth Avenue, Suite 3100, Seattle, WA 98101

DISTRIBUTOR

PIMCO Investments LLC, 1633 Broadway, New York, NY 10019

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania Avenue, Kansas City, MO 64105

TRANSFER AGENT

DST Asset Manager Solutions, Inc.
Institutional Class, I-2 and I-3 – 430 W 7th Street, STE 219024, Kansas City, MO 64105-1407
Class A and Class C – P.O. Box 219294, Kansas City, MO 64121-9294

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1900 K Street N.W., Washington, D.C. 20006

For further information about the PIMCO Equity Series, call 888.87.PIMCO or visit our Web site at pimco.com.

PIMCO Equity Series
650 Newport Center Drive
Newport Beach, CA 92660

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds' most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

The SAI contains detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the SAI.

You may get free copies of any of these materials or request other information about a Fund by calling the Trust at 888.87.PIMCO (1-888.877.4626) or by writing to:

PIMCO Equity Series
650 Newport Center Drive
Newport Beach, CA 92660

Daily updates on the NAV of a Fund may be obtained by calling 1-888-87-PIMCO.

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1.202.551.8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR Database on the Commission's web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, 100 F Street N.E., Washington, D.C. 20549-1520, or by e-mailing your request to publicinfo@sec.gov.

You can also visit our web site at pimco.com for additional information about the Funds, including the SAI and the annual and semi-annual reports, which are available for download free of charge.

Reference the Trust's Investment Company Act file number in your correspondence.

Investment Company Act File Number: 811-22375	PES0001_061019

PIMCO Equity Series
Prospectus
October 31, 2018 (as supplemented June 10, 2019)
REALPATH® Blend Funds
PIMCO Equity Series	Inst	Admin	A	R
PIMCO REALPATH® Blend Income Fund	PBRNX	PBRDX	PBRAX	—
PIMCO REALPATH® Blend 2020 Fund	PBZNX	PBZDX	PBZAX	—
PIMCO REALPATH® Blend 2025 Fund	PPZRX	PPZDX	PPZAX	—
PIMCO REALPATH® Blend 2030 Fund	PBPNX	PBPRX	PBPAX	—
PIMCO REALPATH® Blend 2035 Fund	PDGZX	PDGDX	PDGAX	—
PIMCO REALPATH® Blend 2040 Fund	PVPNX	PVPRX	PVPAX	—
PIMCO REALPATH® Blend 2045 Fund	PVQNX	PVQDX	PVQAX	—
PIMCO REALPATH® Blend 2050 Fund	PPQZX	PPQDX	PPQAX	—
PIMCO REALPATH® Blend 2055 Fund	PRQZX	PRQDX	PRQAX	—

As with other mutual funds, neither the U.S. Securities and Exchange Commission nor the U.S. Commodity Futures Trading Commission has approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

PIMCO REALPATH® Blend Income Fund

Investment Objective

The Fund seeks to maximize total return, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 62 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	Admin Class	Class A	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	Admin Class	Class A	Class R
Management Fees	0.03%	0.03%	0.28%	0.28%
Distribution and/or Service (12b-1) Fees	N/A	0.25%	0.25%	0.50%
Other Expenses(1)	0.01%	0.01%	0.01%	0.01%
Acquired Fund Fees and Expenses(2)	0.46%	0.46%	0.46%	0.46%
Total Annual Fund Operating Expenses(3)	0.50%	0.75%	1.00%	1.25%

1 "Other Expenses" include expenses incurred by the Fund in the normal course of its operations together with recoupment of management fees previously waived or reimbursed to the Fund. Such expenses are borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO").

2 Acquired Fund Fees and Expenses include interest expense of the Underlying PIMCO Funds of 0.15%. Interest expense can result from certain transactions within the Underlying PIMCO Funds and is separate from the management fees paid to PIMCO. Excluding interest expense of the Underlying PIMCO Funds, Total Annual Fund Operating Expenses are 0.35%, 0.60%, 0.85% and 1.10% for Institutional Class, Administrative Class, Class A and Class R shares, respectively.

3 Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets Excluding Waivers of the Fund, as set forth in the Financial Highlights table of the Fund's prospectus, because the Ratio of Expenses to Average Net Assets Excluding Waivers reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Administrative Class, Class A or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$51	$160	$280	$628
Administrative Class	$77	$240	$417	$930
Class A	$646	$851	$1,072	$1,707
Class R	$127	$397	$686	$1,511

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$646	$851	$1,072	$1,707

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies

The PIMCO REALPATH® Blend Income Fund (the "Fund") is intended for investors seeking professional management of a comprehensive asset allocation strategy for retirement savings. The primary difference between the PIMCO REALPATH® Blend Funds is their asset allocation, which varies depending on the number of years left until the "self-elected" year of retirement indicated in the PIMCO REALPATH® Blend Fund's name. Unlike the other PIMCO REALPATH® Blend Funds, the Fund does not include a "self-elected" year of retirement in its name because the Fund is managed for shareholders who are retired or about to retire soon and are more focused on preservation of capital and withdrawing portions of their investments. The asset allocation of the Fund is based on the asset allocation at zero years left until retirement on the glide path and is intended to be used throughout an investor's retirement. An investment in the Fund is not guaranteed, and you may experience losses. There is no guarantee that the Fund will provide adequate income at and through your retirement.

In managing the Fund, PIMCO uses a three-step approach consisting of 1) developing and re-evaluating a long-term asset allocation "glide path"; 2) allocating between fixed income and equity exposures; and 3) utilizing hedging techniques to manage risks.

The Fund seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities

PIMCO EQUITY SERIES | PROSPECTUS	1

PIMCO REALPATH® Blend Income Fund

mentioned. The Fund may invest in Institutional Class or Class M shares of any funds of the PIMCO Equity Series (the "Trust") and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds ("Underlying PIMCO Funds"), and unaffiliated funds that are registered under the 1940 Act (collectively, "Acquired Funds"). Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom.

The Fund's long-term asset allocations are based on a "glide path" developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The Fund's current asset allocation is based on the asset allocation at zero years left until retirement on the glide path and is intended to be used throughout an investor's retirement, which is assumed to begin at age 65 with time horizons based on current longevity of persons reaching age 65 in average health. The glide path is designed not only to reduce risk as the target retirement date nears, but is also designed to provide investors diversification across a variety of asset classes. The glide path changes over time, generally becoming more conservative as a Fund approaches its target date, and the Fund's asset allocation is based on the glide path at its target date.

The chart below shows the glide path and illustrates how the allocation among the asset classes changes before and at the target date. The glide path allocation at the target date, which is the allocation for the Fund, remains constant beyond that date. However, PIMCO may choose to modify the target asset allocations of the glide path itself from time to time, and the Fund intends to rebalance its portfolio's asset allocation to that of the glide path on a monthly basis.

              REALPATH® Blend Glide Path

As part of its investment process, PIMCO expects to seek to reduce exposure to certain risks by implementing various hedging transactions. These hedging transactions seek to reduce a Fund's exposure to certain severe, unanticipated market events that could significantly detract from returns. PIMCO intends to utilize these hedging transactions once the Fund is within 10 years of the target retirement date or at such other times as deemed appropriate by PIMCO. However, there can be no assurance that the Fund's hedging transactions will be effective.

Once the risk hedging strategies have been determined, PIMCO then evaluates various combinations of affiliated or unaffiliated funds, securities, instruments and other investments to obtain the desired exposures and invests accordingly. Summary information about the Underlying PIMCO Funds can be found in the Fund's prospectus. More complete information about the Underlying PIMCO Funds can be found in the Underlying PIMCO Funds' prospectuses, statements of additional information and financial reports. Additional Underlying PIMCO Funds may be added or deleted in the future without notice.

Principal Risks

It is possible to lose money on an investment in the Fund. The Fund is generally subject to a different level and amount of risk which is relative to its target date and time horizon. The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in Acquired Funds. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

The following risks are principal risks of investing in the Fund.

New/Small Fund Risk: the risk that a new or smaller fund's performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies

Allocation Risk: the risk that the Fund could lose money as a result of less than optimal or poor asset allocation decisions. The Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines

Acquired Fund Risk: the risk that the Fund's performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of the Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives

The following risks are principal risks of investing in the Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

New/Small Fund Risk: the risk that a new or smaller fund's performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market

2	PROSPECTUS | PIMCO EQUITY SERIES

Prospectus

conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield and Distressed Company Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that the Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	3

PIMCO REALPATH® Blend Income Fund

default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Small-Cap and Mid-Cap Company Risk: the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is "qualifying income" under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a "Subsidiary"), the Fund is indirectly exposed to the risks associated with a Subsidiary's investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved

Arbitrage Risk: the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Exchange-Traded Fund Risk: the risk that an exchange-traded fund may not track the performance of the index it is designed to track, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Fund invested in the exchange-traded fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. The Class R shares of the Fund have not commenced operations as of the date of this prospectus. Performance for Class A shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's broad-based securities market index is the S&P Target Date Retirement Income Index. The index seeks to represent a broadly derived consensus for asset allocations that target a particular investment horizon, with asset class exposures driven by a survey of available target date funds for that horizon. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international real estate investment trusts, core fixed income, short term treasuries, TIPS, high yield corporate bonds and commodities and are represented by exchange-traded funds in the Index calculation.

Performance for the Fund is updated daily and quarterly and may be obtained at http://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of September 30, 2018 is 0.52%. For the periods shown in the bar chart, the highest quarterly return was 3.64% in the Q1 2017, and the lowest quarterly return was -3.49% in the Q3 2015.

4	PROSPECTUS | PIMCO EQUITY SERIES

Prospectus

Average Annual Total Returns (for periods ended 12/31/17)

	1 Year	Since Inception (12/31/2014)
Institutional Class Return Before Taxes	12.74%	6.11%
Institutional Class Return After Taxes on Distributions(1)	11.68%	4.91%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	7.20%	4.12%
Administrative Class Return Before Taxes	12.38%	5.84%
Class A Return Before Taxes	5.88%	3.60%
S&P Target Date Retirement Income Index (reflects no deductions for fees, expenses or taxes)	8.54%	4.39%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Mihir Worah, Erin Browne, Rahul Devgon and Graham A. Rennison. Mr. Worah is CIO Real Return and Asset Allocation and a Managing Director of PIMCO, Ms. Browne is a Managing Director of PIMCO, and Messrs. Devgon and Rennison are Senior Vice Presidents of PIMCO. Messrs. Worah, Devgon and Rennison have jointly and primarily managed the Fund since December 2015. Ms. Browne has jointly and primarily managed the Fund since January 2019.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 46 of this prospectus.

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	5

PIMCO REALPATH® Blend 2020 Fund

Investment Objective

The Fund seeks to maximize total return, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 62 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	Admin Class	Class A	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	Admin Class	Class A	Class R
Management Fees	0.03%	0.03%	0.28%	0.28%
Distribution and/or Service (12b-1) Fees	N/A	0.25%	0.25%	0.50%
Other Expenses(1)	0.02%	0.02%	0.02%	0.02%
Acquired Fund Fees and Expenses(2)	0.44%	0.44%	0.44%	0.44%
Total Annual Fund Operating Expenses(3)	0.49%	0.74%	0.99%	1.24%
Fee Waiver and/or Expense Reimbursement(4)	(0.01%)	(0.01%)	(0.01%)	(0.01%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.48%	0.73%	0.98%	1.23%

1 "Other Expenses" include expenses incurred by the Fund in the normal course of its operations together with recoupment of management fees previously waived or reimbursed to the Fund. Such expenses are borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO").

2 Acquired Fund Fees and Expenses include interest expense of the Underlying PIMCO Funds of 0.14%. Interest expense can result from certain transactions within the Underlying PIMCO Funds and is separate from the management fees paid to PIMCO. Excluding interest expense of the Underlying PIMCO Funds, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.34%, 0.59%, 0.84% and 1.09% for Institutional Class, Administrative Class, Class A and Class R shares, respectively.

3 Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets Excluding Waivers of the Fund, as set forth in the Financial Highlights table of the Fund's prospectus, because the Ratio of Expenses to Average Net Assets Excluding Waivers reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

4 PIMCO has contractually agreed, through October 31, 2019, to waive a portion of the Fund's supervisory and administrative fees, or reimburse the Fund, to the extent that the Fund's organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (calculated as a percentage of average daily net assets attributable to each class). This Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. Under certain conditions, PIMCO may recoup amounts waived or reimbursed in future periods, not exceeding three years.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Administrative Class, Class A or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$49	$156	$273	$615
Administrative Class	$75	$236	$410	$917
Class A	$644	$847	$1,066	$1,695
Class R	$125	$392	$680	$1,499

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$644	$847	$1,066	$1,695

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 71% of the average value of its portfolio.

Principal Investment Strategies

The PIMCO REALPATH® Blend 2020 Fund (the "Fund") is intended for investors seeking professional management of a comprehensive asset allocation strategy for retirement savings. The Fund is managed for shareholders that plan to retire or begin withdrawing assets around the year 2020, the Fund's target year. This is the "self-elected" year of retirement for the investors in the Fund. The primary difference between the PIMCO REALPATH® Blend Funds is their asset allocation, which varies depending on the number of years left until the "self-elected" year of retirement indicated in the PIMCO REALPATH® Blend Fund's name. The Fund's allocation is intended to meaningfully reduce risk and increasingly focus on preservation of capital as the target retirement date of the Fund nears. An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target year indicated

PIMCO EQUITY SERIES | PROSPECTUS	6

Prospectus

in the Fund's name. There is no guarantee that the Fund will provide adequate income at and through your retirement.

In managing the Fund, PIMCO uses a three-step approach consisting of 1) developing and re-evaluating a long-term asset allocation "glide path"; 2) allocating between fixed income and equity exposures; and 3) utilizing hedging techniques to manage risks.

The Fund seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. The Fund may invest in Institutional Class or Class M shares of any funds of the PIMCO Equity Series (the "Trust") and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds ("Underlying PIMCO Funds"), and unaffiliated funds that are registered under the 1940 Act (collectively, "Acquired Funds"). Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom.

The Fund's long-term asset allocations are based on a "glide path" developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The Fund's current glide path asset allocation is based on its target date, which is the year in the name of the Fund. The target date assumes a retirement age of 65, and time horizons based on current longevity of persons reaching retirement in average health. Choosing a PIMCO REALPATH® Blend Fund targeting an earlier date represents a more conservative choice; choosing a PIMCO REALPATH® Blend Fund targeting a later date represents a more aggressive choice. The glide path is designed not only to reduce risk as the target retirement date nears, but is also designed to provide investors diversification across a variety of asset classes. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date.

The chart below shows the glide path and illustrates how the allocation among the asset classes changes before and at the target date. The glide path allocation at the target date remains constant beyond that date. PIMCO may choose to modify the target asset allocations of the glide path itself from time to time. The Fund intends to rebalance its portfolio's asset allocation to that of the glide path on a monthly basis.

              REALPATH® Blend Glide Path

As the Fund reaches the target year indicated in the Fund's name, it may be combined with the PIMCO REALPATH® Blend Income Fund, provided that the Board of Trustees determines that the combination would be in the best interests of the Fund and its shareholders. Prior to any combination, which may occur on or after the target year indicated in the Fund's name, the Fund will provide shareholders with advance notice regarding the combination. If and when such a combination occurs, shareholders of the Fund will become shareholders of the PIMCO REALPATH® Blend Income Fund.

As part of its investment process, PIMCO expects to seek to reduce exposure to certain risks by implementing various hedging transactions. These hedging transactions seek to reduce a Fund's exposure to certain severe, unanticipated market events that could significantly detract from returns. PIMCO intends to utilize these hedging transactions once the Fund is within 10 years of the target retirement date or at such other times as deemed appropriate by PIMCO. However, there can be no assurance that the Fund's hedging transactions will be effective.

Once the risk hedging strategies have been determined, PIMCO then evaluates various combinations of affiliated or unaffiliated funds, securities, instruments and other investments to obtain the desired exposures and invests accordingly. Summary information about the Underlying PIMCO Funds can be found in the Fund's prospectus. More complete information about the Underlying PIMCO Funds can be found in the Underlying PIMCO Funds' prospectuses, statements of additional information and financial reports. Additional Underlying PIMCO Funds may be added or deleted in the future without notice.

Principal Risks

It is possible to lose money on an investment in the Fund. The Fund is generally subject to a different level and amount of risk which is relative to its target date and time horizon. The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in Acquired Funds. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

The following risks are principal risks of investing in the Fund.

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	7

PIMCO REALPATH® Blend 2020 Fund

New/Small Fund Risk: the risk that a new or smaller fund's performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies

Allocation Risk: the risk that the Fund could lose money as a result of less than optimal or poor asset allocation decisions. The Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines

Acquired Fund Risk: the risk that the Fund's performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of the Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives

The following risks are principal risks of investing in the Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

New/Small Fund Risk: the risk that a new or smaller fund's performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield and Distressed Company Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

8	PROSPECTUS | PIMCO EQUITY SERIES

Prospectus

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that the Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Small-Cap and Mid-Cap Company Risk: the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is "qualifying income" under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a "Subsidiary"), the Fund is indirectly exposed to the risks associated with a Subsidiary's investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved

Arbitrage Risk: the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Exchange-Traded Fund Risk: the risk that an exchange-traded fund may not track the performance of the index it is designed to track, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Fund invested in the exchange-traded fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. The Class R shares of the Fund have not commenced operations as of the date of this prospectus. Performance for Class A shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's broad-based securities market index is the S&P Target Date 2020 Index. The index seeks to represent a broadly derived consensus for

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	9

PIMCO REALPATH® Blend 2020 Fund

asset allocations that target a particular investment horizon, with asset class exposures driven by a survey of available target date funds for that horizon. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international real estate investment trusts, core fixed income, short term treasuries, TIPS, high yield corporate bonds and commodities and are represented by exchange-traded funds in the Index calculation.

Performance for the Fund is updated daily and quarterly and may be obtained at http://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of September 30, 2018 is 0.71%. For the periods shown in the bar chart, the highest quarterly return was 3.84% in the Q1 2017, and the lowest quarterly return was -4.46% in the Q3 2015.

Average Annual Total Returns (for periods ended 12/31/17)

	1 Year	Since Inception (12/31/2014)
Institutional Class Return Before Taxes	13.79%	6.33%
Institutional Class Return After Taxes on Distributions(1)	12.62%	5.13%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	7.79%	4.29%
Administrative Class Return Before Taxes	13.49%	6.04%
Class A Return Before Taxes	7.02%	3.85%
S&P Target Date 2020 Index (reflects no deductions for fees, expenses or taxes)	12.80%	6.47%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Mihir Worah, Erin Browne, Rahul Devgon and Graham A. Rennison. Mr. Worah is CIO Real Return and Asset Allocation and a Managing Director of PIMCO, Ms. Browne is a Managing Director of PIMCO, and Messrs. Devgon and Rennison are Senior Vice Presidents of PIMCO. Messrs. Worah, Devgon and Rennison have jointly and primarily managed the Fund since December 2015. Ms. Browne has jointly and primarily managed the Fund since January 2019.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 46 of this prospectus.

10	PROSPECTUS | PIMCO EQUITY SERIES

PIMCO REALPATH® Blend 2025 Fund

Investment Objective

The Fund seeks to maximize total return, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 62 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	Admin Class	Class A	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	Admin Class	Class A	Class R
Management Fees	0.03%	0.03%	0.28%	0.28%
Distribution and/or Service (12b-1) Fees	N/A	0.25%	0.25%	0.50%
Other Expenses(1)	0.01%	0.01%	0.01%	0.01%
Acquired Fund Fees and Expenses(2)	0.39%	0.39%	0.39%	0.39%
Total Annual Fund Operating Expenses(3)	0.43%	0.68%	0.93%	1.18%

1 "Other Expenses" include expenses incurred by the Fund in the normal course of its operations together with recoupment of management fees previously waived or reimbursed to the Fund. Such expenses are borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO").

2 Acquired Fund Fees and Expenses include interest expense of the Underlying PIMCO Funds of 0.13%. Interest expense can result from certain transactions within the Underlying PIMCO Funds and is separate from the management fees paid to PIMCO. Excluding interest expense of the Underlying PIMCO Funds, Total Annual Fund Operating Expenses are 0.30%, 0.55%, 0.80% and 1.05% for Institutional Class, Administrative Class, Class A and Class R shares, respectively.

3 Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets Excluding Waivers of the Fund, as set forth in the Financial Highlights table of the Fund's prospectus, because the Ratio of Expenses to Average Net Assets Excluding Waivers reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Administrative Class, Class A or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$44	$138	$241	$542
Administrative Class	$69	$218	$379	$847
Class A	$640	$830	$1,036	$1,630
Class R	$120	$375	$649	$1,432

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$640	$830	$1,036	$1,630

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 75% of the average value of its portfolio.

Principal Investment Strategies

The PIMCO REALPATH® Blend 2025 Fund (the "Fund") is intended for investors seeking professional management of a comprehensive asset allocation strategy for retirement savings. The Fund is managed for shareholders that plan to retire or begin withdrawing assets around the year 2025, the Fund's target year. This is the "self-elected" year of retirement for the investors in the Fund. The primary difference between the PIMCO REALPATH® Blend Funds is their asset allocation, which varies depending on the number of years left until the "self-elected" year of retirement indicated in the PIMCO REALPATH® Blend Fund's name. The Fund's allocation is intended to meaningfully reduce risk and increasingly focus on preservation of capital as the target retirement date of the Fund nears. An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target year indicated in the Fund's name. There is no guarantee that the Fund will provide adequate income at and through your retirement.

In managing the Fund, PIMCO uses a three-step approach consisting of 1) developing and re-evaluating a long-term asset allocation "glide path"; 2) allocating between fixed income and equity exposures; and 3) utilizing hedging techniques to manage risks.

The Fund seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities

PIMCO EQUITY SERIES | PROSPECTUS	11

PIMCO REALPATH® Blend 2025 Fund

mentioned. The Fund may invest in Institutional Class or Class M shares of any funds of the PIMCO Equity Series (the "Trust") and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds ("Underlying PIMCO Funds"), and unaffiliated funds that are registered under the 1940 Act (collectively, "Acquired Funds"). Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom.

The Fund's long-term asset allocations are based on a "glide path" developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The Fund's current glide path asset allocation is based on its target date, which is the year in the name of the Fund. The target date assumes a retirement age of 65, and time horizons based on current longevity of persons reaching retirement in average health. Choosing a PIMCO REALPATH® Blend Fund targeting an earlier date represents a more conservative choice; choosing a PIMCO REALPATH® Blend Fund targeting a later date represents a more aggressive choice. The glide path is designed not only to reduce risk as the target retirement date nears, but is also designed to provide investors diversification across a variety of asset classes. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date.

The chart below shows the glide path and illustrates how the allocation among the asset classes changes before and at the target date. The glide path allocation at the target date remains constant beyond that date. PIMCO may choose to modify the target asset allocations of the glide path itself from time to time. The Fund intends to rebalance its portfolio's asset allocation to that of the glide path on a monthly basis.

              REALPATH® Blend Glide Path

As the Fund reaches the target year indicated in the Fund's name, it may be combined with the PIMCO REALPATH® Blend Income Fund, provided that the Board of Trustees determines that the combination would be in the best interests of the Fund and its shareholders. Prior to any combination, which may occur on or after the target year indicated in the Fund's name, the Fund will provide shareholders with advance notice regarding the combination. If and when such a combination occurs, shareholders of the Fund will become shareholders of the PIMCO REALPATH® Blend Income Fund.

As part of its investment process, PIMCO expects to seek to reduce exposure to certain risks by implementing various hedging transactions. These hedging transactions seek to reduce a Fund's exposure to certain severe, unanticipated market events that could significantly detract from returns. PIMCO intends to utilize these hedging transactions once the Fund is within 10 years of the target retirement date or at such other times as deemed appropriate by PIMCO. However, there can be no assurance that the Fund's hedging transactions will be effective.

Once the risk hedging strategies have been determined, PIMCO then evaluates various combinations of affiliated or unaffiliated funds, securities, instruments and other investments to obtain the desired exposures and invests accordingly. Summary information about the Underlying PIMCO Funds can be found in the Fund's prospectus. More complete information about the Underlying PIMCO Funds can be found in the Underlying PIMCO Funds' prospectuses, statements of additional information and financial reports. Additional Underlying PIMCO Funds may be added or deleted in the future without notice.

Principal Risks

It is possible to lose money on an investment in the Fund. The Fund is generally subject to a different level and amount of risk which is relative to its target date and time horizon. The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in Acquired Funds. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

The following risks are principal risks of investing in the Fund.

New/Small Fund Risk: the risk that a new or smaller fund's performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies

Allocation Risk: the risk that the Fund could lose money as a result of less than optimal or poor asset allocation decisions. The Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines

Acquired Fund Risk: the risk that the Fund's performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of the Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives

12	PROSPECTUS | PIMCO EQUITY SERIES

Prospectus

The following risks are principal risks of investing in the Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

New/Small Fund Risk: the risk that a new or smaller fund's performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield and Distressed Company Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that the Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	13

PIMCO REALPATH® Blend 2025 Fund

in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Small-Cap and Mid-Cap Company Risk: the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is "qualifying income" under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a "Subsidiary"), the Fund is indirectly exposed to the risks associated with a Subsidiary's investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved

Arbitrage Risk: the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Exchange-Traded Fund Risk: the risk that an exchange-traded fund may not track the performance of the index it is designed to track, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Fund invested in the exchange-traded fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. The Class R shares of the Fund have not commenced operations as of the date of this prospectus. Performance for Class A shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's broad-based securities market index is the S&P Target Date 2025 Index. The index seeks to represent a broadly derived consensus for asset allocations that target a particular investment horizon, with asset class exposures driven by a survey of available target date funds for that horizon. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international real estate investment trusts, core fixed income, short term treasuries, TIPS, high yield corporate bonds and commodities and are represented by exchange-traded funds in the Index calculation.

Performance for the Fund is updated daily and quarterly and may be obtained at http://www.pimco.com/en-us/product-finder.

14	PROSPECTUS | PIMCO EQUITY SERIES

Prospectus

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of September 30, 2018 is 1.12%. For the periods shown in the bar chart, the highest quarterly return was 4.30% in the Q1 2017, and the lowest quarterly return was -5.35% in the Q3 2015.

Average Annual Total Returns (for periods ended 12/31/17)

	1 Year	Since Inception (12/31/2014)
Institutional Class Return Before Taxes	15.46%	6.76%
Institutional Class Return After Taxes on Distributions(1)	14.41%	5.59%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	8.73%	4.64%
Administrative Class Return Before Taxes	15.09%	6.47%
Class A Return Before Taxes	8.57%	4.27%
S&P Target Date 2025 Index (reflects no deductions for fees, expenses or taxes)	14.55%	7.19%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Mihir Worah, Erin Browne, Rahul Devgon and Graham A. Rennison. Mr. Worah is CIO Real Return and Asset Allocation and a Managing Director of PIMCO, Ms. Browne is a Managing Director of PIMCO, and Messrs. Devgon and Rennison are Senior Vice Presidents of PIMCO. Messrs. Worah, Devgon and Rennison have jointly and primarily managed the Fund since December 2015. Ms. Browne has jointly and primarily managed the Fund since January 2019.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 46 of this prospectus.

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	15

PIMCO REALPATH® Blend 2030 Fund

Investment Objective

The Fund seeks to maximize total return, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 62 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	Admin Class	Class A	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	Admin Class	Class A	Class R
Management Fees	0.04%	0.04%	0.29%	0.29%
Distribution and/or Service (12b-1) Fees	N/A	0.25%	0.25%	0.50%
Other Expenses(1)	0.01%	0.01%	0.01%	0.01%
Acquired Fund Fees and Expenses(2)	0.33%	0.33%	0.33%	0.33%
Total Annual Fund Operating Expenses(3)	0.38%	0.63%	0.88%	1.13%

1 "Other Expenses" include expenses incurred by the Fund in the normal course of its operations together with recoupment of management fees previously waived or reimbursed to the Fund. Such expenses are borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO").

2 Acquired Fund Fees and Expenses include interest expense of the Underlying PIMCO Funds of 0.11%. Interest expense can result from certain transactions within the Underlying PIMCO Funds and is separate from the management fees paid to PIMCO. Excluding interest expense of the Underlying PIMCO Funds, Total Annual Fund Operating Expenses are 0.27%, 0.52%, 0.77% and 1.02% for Institutional Class, Administrative Class, Class A and Class R shares, respectively.

3 Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets Excluding Waivers of the Fund, as set forth in the Financial Highlights table of the Fund's prospectus, because the Ratio of Expenses to Average Net Assets Excluding Waivers reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Administrative Class, Class A or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$39	$122	$213	$480
Administrative Class	$64	$202	$351	$786
Class A	$635	$815	$1,011	$1,575
Class R	$115	$359	$622	$1,375

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$635	$815	$1,011	$1,575

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 98% of the average value of its portfolio.

Principal Investment Strategies

The PIMCO REALPATH® Blend 2030 Fund (the "Fund") is intended for investors seeking professional management of a comprehensive asset allocation strategy for retirement savings. The Fund is managed for shareholders that plan to retire or begin withdrawing assets around the year 2030, the Fund's target year. This is the "self-elected" year of retirement for the investors in the Fund. The primary difference between the PIMCO REALPATH® Blend Funds is their asset allocation, which varies depending on the number of years left until the "self-elected" year of retirement indicated in the PIMCO REALPATH® Blend Fund's name. The Fund's allocation is intended to meaningfully reduce risk and increasingly focus on preservation of capital as the target retirement date of the Fund nears. An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target year indicated in the Fund's name. There is no guarantee that the Fund will provide adequate income at and through your retirement.

In managing the Fund, PIMCO uses a three-step approach consisting of 1) developing and re-evaluating a long-term asset allocation "glide path"; 2) allocating between fixed income and equity exposures; and 3) utilizing hedging techniques to manage risks.

The Fund seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities

PIMCO EQUITY SERIES | PROSPECTUS	16

Prospectus

mentioned. The Fund may invest in Institutional Class or Class M shares of any funds of the PIMCO Equity Series (the "Trust") and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds ("Underlying PIMCO Funds"), and unaffiliated funds that are registered under the 1940 Act (collectively, "Acquired Funds"). Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom.

The Fund's long-term asset allocations are based on a "glide path" developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The Fund's current glide path asset allocation is based on its target date, which is the year in the name of the Fund. The target date assumes a retirement age of 65, and time horizons based on current longevity of persons reaching retirement in average health. Choosing a PIMCO REALPATH® Blend Fund targeting an earlier date represents a more conservative choice; choosing a PIMCO REALPATH® Blend Fund targeting a later date represents a more aggressive choice. The glide path is designed not only to reduce risk as the target retirement date nears, but is also designed to provide investors diversification across a variety of asset classes. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date.

The chart below shows the glide path and illustrates how the allocation among the asset classes changes before and at the target date. The glide path allocation at the target date remains constant beyond that date. PIMCO may choose to modify the target asset allocations of the glide path itself from time to time. The Fund intends to rebalance its portfolio's asset allocation to that of the glide path on a monthly basis.

              REALPATH® Blend Glide Path

As the Fund reaches the target year indicated in the Fund's name, it may be combined with the PIMCO REALPATH® Blend Income Fund, provided that the Board of Trustees determines that the combination would be in the best interests of the Fund and its shareholders. Prior to any combination, which may occur on or after the target year indicated in the Fund's name, the Fund will provide shareholders with advance notice regarding the combination. If and when such a combination occurs, shareholders of the Fund will become shareholders of the PIMCO REALPATH® Blend Income Fund.

As part of its investment process, PIMCO expects to seek to reduce exposure to certain risks by implementing various hedging transactions. These hedging transactions seek to reduce a Fund's exposure to certain severe, unanticipated market events that could significantly detract from returns. PIMCO intends to utilize these hedging transactions once the Fund is within 10 years of the target retirement date or at such other times as deemed appropriate by PIMCO. However, there can be no assurance that the Fund's hedging transactions will be effective.

Once the risk hedging strategies have been determined, PIMCO then evaluates various combinations of affiliated or unaffiliated funds, securities, instruments and other investments to obtain the desired exposures and invests accordingly. Summary information about the Underlying PIMCO Funds can be found in the Fund's prospectus. More complete information about the Underlying PIMCO Funds can be found in the Underlying PIMCO Funds' prospectuses, statements of additional information and financial reports. Additional Underlying PIMCO Funds may be added or deleted in the future without notice.

Principal Risks

It is possible to lose money on an investment in the Fund. The Fund is generally subject to a different level and amount of risk which is relative to its target date and time horizon. The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in Acquired Funds. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

The following risks are principal risks of investing in the Fund.

New/Small Fund Risk: the risk that a new or smaller fund's performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies

Allocation Risk: the risk that the Fund could lose money as a result of less than optimal or poor asset allocation decisions. The Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines

Acquired Fund Risk: the risk that the Fund's performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of the Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	17

PIMCO REALPATH® Blend 2030 Fund

The following risks are principal risks of investing in the Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

New/Small Fund Risk: the risk that a new or smaller fund's performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield and Distressed Company Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that the Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes

18	PROSPECTUS | PIMCO EQUITY SERIES

Prospectus

in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Small-Cap and Mid-Cap Company Risk: the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is "qualifying income" under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a "Subsidiary"), the Fund is indirectly exposed to the risks associated with a Subsidiary's investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved

Arbitrage Risk: the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Exchange-Traded Fund Risk: the risk that an exchange-traded fund may not track the performance of the index it is designed to track, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Fund invested in the exchange-traded fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. The Class R shares of the Fund have not commenced operations as of the date of this prospectus. Performance for Class A shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's broad-based securities market index is the S&P Target Date 2030 Index. The index seeks to represent a broadly derived consensus for asset allocations that target a particular investment horizon, with asset class exposures driven by a survey of available target date funds for that horizon. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international real estate investment trusts, core fixed income, short term treasuries, TIPS, high yield corporate bonds and commodities and are represented by exchange-traded funds in the Index calculation.

Performance for the Fund is updated daily and quarterly and may be obtained at http://www.pimco.com/en-us/product-finder.

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	19

PIMCO REALPATH® Blend 2030 Fund

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of September 30, 2018 is 1.88%. For the periods shown in the bar chart, the highest quarterly return was 4.69% in the Q1 2017, and the lowest quarterly return was -6.42% in the Q3 2015.

Average Annual Total Returns (for periods ended 12/31/17)

	1 Year	Since Inception (12/31/2014)
Institutional Class Return Before Taxes	17.05%	7.51%
Institutional Class Return After Taxes on Distributions(1)	15.99%	6.31%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	9.67%	5.21%
Administrative Class Return Before Taxes	16.66%	7.22%
Class A Return Before Taxes	10.22%	5.00%
S&P Target Date 2030 Index (reflects no deductions for fees, expenses or taxes)	16.19%	7.86%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Mihir Worah, Erin Browne, Rahul Devgon and Graham A. Rennison. Mr. Worah is CIO Real Return and Asset Allocation and a Managing Director of PIMCO, Ms. Browne is a Managing Director of PIMCO, and Messrs. Devgon and Rennison are Senior Vice Presidents of PIMCO. Messrs. Worah, Devgon and Rennison have jointly and primarily managed the Fund since December 2015. Ms. Browne has jointly and primarily managed the Fund since January 2019.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 46 of this prospectus.

20	PROSPECTUS | PIMCO EQUITY SERIES

PIMCO REALPATH® Blend 2035 Fund

Investment Objective

The Fund seeks to maximize total return, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 62 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	Admin Class	Class A	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	Admin Class	Class A	Class R
Management Fees	0.05%	0.05%	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	N/A	0.25%	0.25%	0.50%
Other Expenses(1)	0.02%	0.02%	0.02%	0.02%
Acquired Fund Fees and Expenses(2)	0.26%	0.26%	0.26%	0.26%
Total Annual Fund Operating Expenses(3)	0.33%	0.58%	0.83%	1.08%
Fee Waiver and/or Expense Reimbursement(4)	(0.01%)	(0.01%)	(0.01%)	(0.01%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.32%	0.57%	0.82%	1.07%

1 "Other Expenses" include expenses incurred by the Fund in the normal course of its operations together with recoupment of management fees previously waived or reimbursed to the Fund. Such expenses are borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO").

2 Acquired Fund Fees and Expenses include interest expense of the Underlying PIMCO Funds of 0.08%. Interest expense can result from certain transactions within the Underlying PIMCO Funds and is separate from the management fees paid to PIMCO. Excluding interest expense of the Underlying PIMCO Funds, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.24%, 0.49%, 0.74% and 0.99% for Institutional Class, Administrative Class, Class A and Class R shares, respectively.

3 Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets Excluding Waivers of the Fund, as set forth in the Financial Highlights table of the Fund's prospectus, because the Ratio of Expenses to Average Net Assets Excluding Waivers reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

4 PIMCO has contractually agreed, through October 31, 2019, to waive a portion of the Fund's supervisory and administrative fees, or reimburse the Fund, to the extent that the Fund's organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (calculated as a percentage of average daily net assets attributable to each class). This Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. Under certain conditions, PIMCO may recoup amounts waived or reimbursed in future periods, not exceeding three years.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Administrative Class, Class A or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$33	$105	$184	$417
Administrative Class	$58	$185	$323	$725
Class A	$629	$799	$984	$1,518
Class R	$109	$342	$595	$1,316

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$629	$799	$984	$1,518

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 101% of the average value of its portfolio.

Principal Investment Strategies

The PIMCO REALPATH® Blend 2035 Fund (the "Fund") is intended for investors seeking professional management of a comprehensive asset allocation strategy for retirement savings. The Fund is managed for shareholders that plan to retire or begin withdrawing assets around the year 2035, the Fund's target year. This is the "self-elected" year of retirement for the investors in the Fund. The primary difference between the PIMCO REALPATH® Blend Funds is their asset allocation, which varies depending on the number of years left until the "self-elected" year of retirement indicated in the PIMCO REALPATH® Blend Fund's name. The Fund's allocation is intended to meaningfully reduce risk and increasingly focus on preservation of capital as the target retirement date of the Fund nears. An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target year indicated

PIMCO EQUITY SERIES | PROSPECTUS	21

PIMCO REALPATH® Blend 2035 Fund

in the Fund's name. There is no guarantee that the Fund will provide adequate income at and through your retirement.

In managing the Fund, PIMCO uses a three-step approach consisting of 1) developing and re-evaluating a long-term asset allocation "glide path"; 2) allocating between fixed income and equity exposures; and 3) utilizing hedging techniques to manage risks.

The Fund seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. The Fund may invest in Institutional Class or Class M shares of any funds of the PIMCO Equity Series (the "Trust") and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds ("Underlying PIMCO Funds"), and unaffiliated funds that are registered under the 1940 Act (collectively, "Acquired Funds"). Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom.

The Fund's long-term asset allocations are based on a "glide path" developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The Fund's current glide path asset allocation is based on its target date, which is the year in the name of the Fund. The target date assumes a retirement age of 65, and time horizons based on current longevity of persons reaching retirement in average health. Choosing a PIMCO REALPATH® Blend Fund targeting an earlier date represents a more conservative choice; choosing a PIMCO REALPATH® Blend Fund targeting a later date represents a more aggressive choice. The glide path is designed not only to reduce risk as the target retirement date nears, but is also designed to provide investors diversification across a variety of asset classes. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date.

The chart below shows the glide path and illustrates how the allocation among the asset classes changes before and at the target date. The glide path allocation at the target date remains constant beyond that date. PIMCO may choose to modify the target asset allocations of the glide path itself from time to time. The Fund intends to rebalance its portfolio's asset allocation to that of the glide path on a monthly basis.

              REALPATH® Blend Glide Path

As the Fund reaches the target year indicated in the Fund's name, it may be combined with the PIMCO REALPATH® Blend Income Fund, provided that the Board of Trustees determines that the combination would be in the best interests of the Fund and its shareholders. Prior to any combination, which may occur on or after the target year indicated in the Fund's name, the Fund will provide shareholders with advance notice regarding the combination. If and when such a combination occurs, shareholders of the Fund will become shareholders of the PIMCO REALPATH® Blend Income Fund.

As part of its investment process, PIMCO expects to seek to reduce exposure to certain risks by implementing various hedging transactions. These hedging transactions seek to reduce a Fund's exposure to certain severe, unanticipated market events that could significantly detract from returns. PIMCO intends to utilize these hedging transactions once the Fund is within 10 years of the target retirement date or at such other times as deemed appropriate by PIMCO. However, there can be no assurance that the Fund's hedging transactions will be effective.

Once the risk hedging strategies have been determined, PIMCO then evaluates various combinations of affiliated or unaffiliated funds, securities, instruments and other investments to obtain the desired exposures and invests accordingly. Summary information about the Underlying PIMCO Funds can be found in the Fund's prospectus. More complete information about the Underlying PIMCO Funds can be found in the Underlying PIMCO Funds' prospectuses, statements of additional information and financial reports. Additional Underlying PIMCO Funds may be added or deleted in the future without notice.

Principal Risks

It is possible to lose money on an investment in the Fund. The Fund is generally subject to a different level and amount of risk which is relative to its target date and time horizon. The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in Acquired Funds. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

The following risks are principal risks of investing in the Fund.

22	PROSPECTUS | PIMCO EQUITY SERIES

Prospectus

New/Small Fund Risk: the risk that a new or smaller fund's performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies

Allocation Risk: the risk that the Fund could lose money as a result of less than optimal or poor asset allocation decisions. The Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines

Acquired Fund Risk: the risk that the Fund's performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of the Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives

The following risks are principal risks of investing in the Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

New/Small Fund Risk: the risk that a new or smaller fund's performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield and Distressed Company Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	23

PIMCO REALPATH® Blend 2035 Fund

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that the Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Small-Cap and Mid-Cap Company Risk: the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is "qualifying income" under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a "Subsidiary"), the Fund is indirectly exposed to the risks associated with a Subsidiary's investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved

Arbitrage Risk: the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Exchange-Traded Fund Risk: the risk that an exchange-traded fund may not track the performance of the index it is designed to track, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Fund invested in the exchange-traded fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. The Class R shares of the Fund have not commenced operations as of the date of this prospectus. Performance for Class A shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's broad-based securities market index is the S&P Target Date 2035 Index. The index seeks to represent a broadly derived consensus for

24	PROSPECTUS | PIMCO EQUITY SERIES

Prospectus

asset allocations that target a particular investment horizon, with asset class exposures driven by a survey of available target date funds for that horizon. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international real estate investment trusts, core fixed income, short term treasuries, TIPS, high yield corporate bonds and commodities and are represented by exchange-traded funds in the Index calculation.

Performance for the Fund is updated daily and quarterly and may be obtained at http://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of September 30, 2018 is 2.52%. For the periods shown in the bar chart, the highest quarterly return was 5.06% in the Q1 2017, and the lowest quarterly return was -7.40% in the Q3 2015.

Average Annual Total Returns (for periods ended 12/31/17)

	1 Year	Since Inception (12/31/2014)
Institutional Class Return Before Taxes	18.13%	7.80%
Institutional Class Return After Taxes on Distributions(1)	17.02%	6.68%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	10.25%	5.47%
Administrative Class Return Before Taxes	17.93%	7.51%
Class A Return Before Taxes	11.09%	5.28%
S&P Target Date 2035 Index (reflects no deductions for fees, expenses or taxes)	17.78%	8.50%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Mihir Worah, Erin Browne, Rahul Devgon and Graham A. Rennison. Mr. Worah is CIO Real Return and Asset Allocation and a Managing Director of PIMCO, Ms. Browne is a Managing Director of PIMCO, and Messrs. Devgon and Rennison are Senior Vice Presidents of PIMCO. Messrs. Worah, Devgon and Rennison have jointly and primarily managed the Fund since December 2015. Ms. Browne has jointly and primarily managed the Fund since January 2019.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 46 of this prospectus.

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	25

PIMCO REALPATH® Blend 2040 Fund

Investment Objective

The Fund seeks to maximize total return, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 62 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	Admin Class	Class A	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	Admin Class	Class A	Class R
Management Fees	0.05%	0.05%	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	N/A	0.25%	0.25%	0.50%
Other Expenses(1)	0.02%	0.02%	0.02%	0.02%
Acquired Fund Fees and Expenses(2)	0.21%	0.21%	0.21%	0.21%
Total Annual Fund Operating Expenses(3)	0.28%	0.53%	0.78%	1.03%
Fee Waiver and/or Expense Reimbursement(4)	(0.01%)	(0.01%)	(0.01%)	(0.01%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.27%	0.52%	0.77%	1.02%

1 "Other Expenses" include expenses incurred by the Fund in the normal course of its operations together with recoupment of management fees previously waived or reimbursed to the Fund. Such expenses are borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO").

2 Acquired Fund Fees and Expenses include interest expense of the Underlying PIMCO Funds of 0.06%. Interest expense can result from certain transactions within the Underlying PIMCO Funds and is separate from the management fees paid to PIMCO. Excluding interest expense of the Underlying PIMCO Funds, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.21%, 0.46%, 0.71% and 0.96% for Institutional Class, Administrative Class, Class A and Class R shares, respectively.

3 Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets Excluding Waivers of the Fund, as set forth in the Financial Highlights table of the Fund's prospectus, because the Ratio of Expenses to Average Net Assets Excluding Waivers reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

4 PIMCO has contractually agreed, through October 31, 2019, to waive a portion of the Fund's supervisory and administrative fees, or reimburse the Fund, to the extent that the Fund's organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (calculated as a percentage of average daily net assets attributable to each class). This Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. Under certain conditions, PIMCO may recoup amounts waived or reimbursed in future periods, not exceeding three years.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Administrative Class, Class A or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$28	$89	$156	$355
Administrative Class	$53	$169	$295	$664
Class A	$624	$785	$959	$1,462
Class R	$104	$327	$568	$1,259

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$624	$785	$959	$1,462

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 95% of the average value of its portfolio.

Principal Investment Strategies

The PIMCO REALPATH® Blend 2040 Fund (the "Fund") is intended for investors seeking professional management of a comprehensive asset allocation strategy for retirement savings. The Fund is managed for shareholders that plan to retire or begin withdrawing assets around the year 2040, the Fund's target year. This is the "self-elected" year of retirement for the investors in the Fund. The primary difference between the PIMCO REALPATH® Blend Funds is their asset allocation, which varies depending on the number of years left until the "self-elected" year of retirement indicated in the PIMCO REALPATH® Blend Fund's name. The Fund's allocation is intended to meaningfully reduce risk and increasingly focus on preservation of capital as the target retirement date of the Fund nears. An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target year indicated

PIMCO EQUITY SERIES | PROSPECTUS	26

Prospectus

in the Fund's name. There is no guarantee that the Fund will provide adequate income at and through your retirement.

In managing the Fund, PIMCO uses a three-step approach consisting of 1) developing and re-evaluating a long-term asset allocation "glide path"; 2) allocating between fixed income and equity exposures; and 3) utilizing hedging techniques to manage risks.

The Fund seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. The Fund may invest in Institutional Class or Class M shares of any funds of the PIMCO Equity Series (the "Trust") and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds ("Underlying PIMCO Funds"), and unaffiliated funds that are registered under the 1940 Act (collectively, "Acquired Funds"). Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom.

The Fund's long-term asset allocations are based on a "glide path" developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The Fund's current glide path asset allocation is based on its target date, which is the year in the name of the Fund. The target date assumes a retirement age of 65, and time horizons based on current longevity of persons reaching retirement in average health. Choosing a PIMCO REALPATH® Blend Fund targeting an earlier date represents a more conservative choice; choosing a PIMCO REALPATH® Blend Fund targeting a later date represents a more aggressive choice. The glide path is designed not only to reduce risk as the target retirement date nears, but is also designed to provide investors diversification across a variety of asset classes. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date.

The chart below shows the glide path and illustrates how the allocation among the asset classes changes before and at the target date. The glide path allocation at the target date remains constant beyond that date. PIMCO may choose to modify the target asset allocations of the glide path itself from time to time. The Fund intends to rebalance its portfolio's asset allocation to that of the glide path on a monthly basis.

              REALPATH® Blend Glide Path

As the Fund reaches the target year indicated in the Fund's name, it may be combined with the PIMCO REALPATH® Blend Income Fund, provided that the Board of Trustees determines that the combination would be in the best interests of the Fund and its shareholders. Prior to any combination, which may occur on or after the target year indicated in the Fund's name, the Fund will provide shareholders with advance notice regarding the combination. If and when such a combination occurs, shareholders of the Fund will become shareholders of the PIMCO REALPATH® Blend Income Fund.

As part of its investment process, PIMCO expects to seek to reduce exposure to certain risks by implementing various hedging transactions. These hedging transactions seek to reduce a Fund's exposure to certain severe, unanticipated market events that could significantly detract from returns. PIMCO intends to utilize these hedging transactions once the Fund is within 10 years of the target retirement date or at such other times as deemed appropriate by PIMCO. However, there can be no assurance that the Fund's hedging transactions will be effective.

Once the risk hedging strategies have been determined, PIMCO then evaluates various combinations of affiliated or unaffiliated funds, securities, instruments and other investments to obtain the desired exposures and invests accordingly. Summary information about the Underlying PIMCO Funds can be found in the Fund's prospectus. More complete information about the Underlying PIMCO Funds can be found in the Underlying PIMCO Funds' prospectuses, statements of additional information and financial reports. Additional Underlying PIMCO Funds may be added or deleted in the future without notice.

Principal Risks

It is possible to lose money on an investment in the Fund. The Fund is generally subject to a different level and amount of risk which is relative to its target date and time horizon. The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in Acquired Funds. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

The following risks are principal risks of investing in the Fund.

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	27

PIMCO REALPATH® Blend 2040 Fund

New/Small Fund Risk: the risk that a new or smaller fund's performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies

Allocation Risk: the risk that the Fund could lose money as a result of less than optimal or poor asset allocation decisions. The Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines

Acquired Fund Risk: the risk that the Fund's performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of the Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives

The following risks are principal risks of investing in the Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

New/Small Fund Risk: the risk that a new or smaller fund's performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield and Distressed Company Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

28	PROSPECTUS | PIMCO EQUITY SERIES

Prospectus

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that the Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Small-Cap and Mid-Cap Company Risk: the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is "qualifying income" under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a "Subsidiary"), the Fund is indirectly exposed to the risks associated with a Subsidiary's investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved

Arbitrage Risk: the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Exchange-Traded Fund Risk: the risk that an exchange-traded fund may not track the performance of the index it is designed to track, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Fund invested in the exchange-traded fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. The Class R shares of the Fund have not commenced operations as of the date of this prospectus. Performance for Class A shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's broad-based securities market index is the S&P Target Date 2040 Index. The index seeks to represent a broadly derived consensus for

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	29

PIMCO REALPATH® Blend 2040 Fund

asset allocations that target a particular investment horizon, with asset class exposures driven by a survey of available target date funds for that horizon. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international real estate investment trusts, core fixed income, short term treasuries, TIPS, high yield corporate bonds and commodities and are represented by exchange-traded funds in the Index calculation.

Performance for the Fund is updated daily and quarterly and may be obtained at http://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of September 30, 2018 is 3.06%. For the periods shown in the bar chart, the highest quarterly return was 5.34% in the Q1 2017, and the lowest quarterly return was -7.46% in the Q3 2015.

Average Annual Total Returns (for periods ended 12/31/17)

	1 Year	Since Inception (12/31/2014)
Institutional Class Return Before Taxes	18.94%	8.10%
Institutional Class Return After Taxes on Distributions(1)	17.71%	6.97%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	10.71%	5.71%
Administrative Class Return Before Taxes	18.65%	7.84%
Class A Return Before Taxes	11.74%	5.55%
S&P Target Date 2040 Index (reflects no deductions for fees, expenses or taxes)	18.87%	8.94%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Mihir Worah, Erin Browne, Rahul Devgon and Graham A. Rennison. Mr. Worah is CIO Real Return and Asset Allocation and a Managing Director of PIMCO, Ms. Browne is a Managing Director of PIMCO, and Messrs. Devgon and Rennison are Senior Vice Presidents of PIMCO. Messrs. Worah, Devgon and Rennison have jointly and primarily managed the Fund since December 2015. Ms. Browne has jointly and primarily managed the Fund since January 2019.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 46 of this prospectus.

30	PROSPECTUS | PIMCO EQUITY SERIES

PIMCO REALPATH® Blend 2045 Fund

Investment Objective

The Fund seeks to maximize total return, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 62 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	Admin Class	Class A	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	Admin Class	Class A	Class R
Management Fees	0.05%	0.05%	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	N/A	0.25%	0.25%	0.50%
Other Expenses(1)	0.02%	0.02%	0.02%	0.02%
Acquired Fund Fees and Expenses(2)	0.18%	0.18%	0.18%	0.18%
Total Annual Fund Operating Expenses(3)	0.25%	0.50%	0.75%	1.00%
Fee Waiver and/or Expense Reimbursement(4)	(0.01%)	(0.01%)	(0.01%)	(0.01%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.24%	0.49%	0.74%	0.99%

1 "Other Expenses" include expenses incurred by the Fund in the normal course of its operations together with recoupment of management fees previously waived or reimbursed to the Fund. Such expenses are borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO").

2 Acquired Fund Fees and Expenses include interest expense of the Underlying PIMCO Funds of 0.04%. Interest expense can result from certain transactions within the Underlying PIMCO Funds and is separate from the management fees paid to PIMCO. Excluding interest expense of the Underlying PIMCO Funds, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.20%, 0.45%, 0.70% and 0.95% for Institutional Class, Administrative Class, Class A and Class R shares, respectively.

3 Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets Excluding Waivers of the Fund, as set forth in the Financial Highlights table of the Fund's prospectus, because the Ratio of Expenses to Average Net Assets Excluding Waivers reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

4 PIMCO has contractually agreed, through October 31, 2019, to waive a portion of the Fund's supervisory and administrative fees, or reimburse the Fund, to the extent that the Fund's organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (calculated as a percentage of average daily net assets attributable to each class). This Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. Under certain conditions, PIMCO may recoup amounts waived or reimbursed in future periods, not exceeding three years.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Administrative Class, Class A or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$25	$79	$140	$317
Administrative Class	$50	$159	$279	$627
Class A	$621	$776	$943	$1,428
Class R	$101	$317	$551	$1,224

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$621	$776	$943	$1,428

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 105% of the average value of its portfolio.

Principal Investment Strategies

The PIMCO REALPATH® Blend 2045 Fund (the "Fund") is intended for investors seeking professional management of a comprehensive asset allocation strategy for retirement savings. The Fund is managed for shareholders that plan to retire or begin withdrawing assets around the year 2045, the Fund's target year. This is the "self-elected" year of retirement for the investors in the Fund. The primary difference between the PIMCO REALPATH® Blend Funds is their asset allocation, which varies depending on the number of years left until the "self-elected" year of retirement indicated in the PIMCO REALPATH® Blend Fund's name. The Fund's allocation is intended to meaningfully reduce risk and increasingly focus on preservation of capital as the target retirement date of the Fund nears. An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target year indicated

PIMCO EQUITY SERIES | PROSPECTUS	31

PIMCO REALPATH® Blend 2045 Fund

in the Fund's name. There is no guarantee that the Fund will provide adequate income at and through your retirement.

In managing the Fund, PIMCO uses a three-step approach consisting of 1) developing and re-evaluating a long-term asset allocation "glide path"; 2) allocating between fixed income and equity exposures; and 3) utilizing hedging techniques to manage risks.

The Fund seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. The Fund may invest in Institutional Class or Class M shares of any funds of the PIMCO Equity Series (the "Trust") and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds ("Underlying PIMCO Funds"), and unaffiliated funds that are registered under the 1940 Act (collectively, "Acquired Funds"). Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom.

The Fund's long-term asset allocations are based on a "glide path" developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The Fund's current glide path asset allocation is based on its target date, which is the year in the name of the Fund. The target date assumes a retirement age of 65, and time horizons based on current longevity of persons reaching retirement in average health. Choosing a PIMCO REALPATH® Blend Fund targeting an earlier date represents a more conservative choice; choosing a PIMCO REALPATH® Blend Fund targeting a later date represents a more aggressive choice. The glide path is designed not only to reduce risk as the target retirement date nears, but is also designed to provide investors diversification across a variety of asset classes. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date.

The chart below shows the glide path and illustrates how the allocation among the asset classes changes before and at the target date. The glide path allocation at the target date remains constant beyond that date. PIMCO may choose to modify the target asset allocations of the glide path itself from time to time. The Fund intends to rebalance its portfolio's asset allocation to that of the glide path on a monthly basis.

              REALPATH® Blend Glide Path

As the Fund reaches the target year indicated in the Fund's name, it may be combined with the PIMCO REALPATH® Blend Income Fund, provided that the Board of Trustees determines that the combination would be in the best interests of the Fund and its shareholders. Prior to any combination, which may occur on or after the target year indicated in the Fund's name, the Fund will provide shareholders with advance notice regarding the combination. If and when such a combination occurs, shareholders of the Fund will become shareholders of the PIMCO REALPATH® Blend Income Fund.

As part of its investment process, PIMCO expects to seek to reduce exposure to certain risks by implementing various hedging transactions. These hedging transactions seek to reduce a Fund's exposure to certain severe, unanticipated market events that could significantly detract from returns. PIMCO intends to utilize these hedging transactions once the Fund is within 10 years of the target retirement date or at such other times as deemed appropriate by PIMCO. However, there can be no assurance that the Fund's hedging transactions will be effective.

Once the risk hedging strategies have been determined, PIMCO then evaluates various combinations of affiliated or unaffiliated funds, securities, instruments and other investments to obtain the desired exposures and invests accordingly. Summary information about the Underlying PIMCO Funds can be found in the Fund's prospectus. More complete information about the Underlying PIMCO Funds can be found in the Underlying PIMCO Funds' prospectuses, statements of additional information and financial reports. Additional Underlying PIMCO Funds may be added or deleted in the future without notice.

Principal Risks

It is possible to lose money on an investment in the Fund. The Fund is generally subject to a different level and amount of risk which is relative to its target date and time horizon. The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in Acquired Funds. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

The following risks are principal risks of investing in the Fund.

32	PROSPECTUS | PIMCO EQUITY SERIES

Prospectus

New/Small Fund Risk: the risk that a new or smaller fund's performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies

Allocation Risk: the risk that the Fund could lose money as a result of less than optimal or poor asset allocation decisions. The Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines

Acquired Fund Risk: the risk that the Fund's performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of the Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives

The following risks are principal risks of investing in the Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

New/Small Fund Risk: the risk that a new or smaller fund's performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield and Distressed Company Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	33

PIMCO REALPATH® Blend 2045 Fund

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that the Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Small-Cap and Mid-Cap Company Risk: the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is "qualifying income" under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a "Subsidiary"), the Fund is indirectly exposed to the risks associated with a Subsidiary's investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved

Arbitrage Risk: the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Exchange-Traded Fund Risk: the risk that an exchange-traded fund may not track the performance of the index it is designed to track, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Fund invested in the exchange-traded fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. The Class R shares of the Fund have not commenced operations as of the date of this prospectus. Performance for Class A shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's broad-based securities market index is the S&P Target Date 2045 Index. The index seeks to represent a broadly derived consensus for

34	PROSPECTUS | PIMCO EQUITY SERIES

Prospectus

asset allocations that target a particular investment horizon, with asset class exposures driven by a survey of available target date funds for that horizon. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international real estate investment trusts, core fixed income, short term treasuries, TIPS, high yield corporate bonds and commodities and are represented by exchange-traded funds in the Index calculation.

Performance for the Fund is updated daily and quarterly and may be obtained at http://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of September 30, 2018 is 3.35%. For the periods shown in the bar chart, the highest quarterly return was 5.55% in the Q1 2017, and the lowest quarterly return was -8.06% in the Q3 2015.

Average Annual Total Returns (for periods ended 12/31/17)

	1 Year	Since Inception (12/31/2014)
Institutional Class Return Before Taxes	19.63%	8.11%
Institutional Class Return After Taxes on Distributions(1)	18.55%	7.08%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	11.10%	5.76%
Administrative Class Return Before Taxes	19.25%	7.81%
Class A Return Before Taxes	12.37%	5.54%
S&P Target Date 2045 Index (reflects no deductions for fees, expenses or taxes)	19.56%	9.23%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Mihir Worah, Erin Browne, Rahul Devgon and Graham A. Rennison. Mr. Worah is CIO Real Return and Asset Allocation and a Managing Director of PIMCO, Ms. Browne is a Managing Director of PIMCO, and Messrs. Devgon and Rennison are Senior Vice Presidents of PIMCO. Messrs. Worah, Devgon and Rennison have jointly and primarily managed the Fund since December 2015. Ms. Browne has jointly and primarily managed the Fund since January 2019.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 46 of this prospectus.

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	35

PIMCO REALPATH® Blend 2050 Fund

Investment Objective

The Fund seeks to maximize total return, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 62 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	Admin Class	Class A	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	Admin Class	Class A	Class R
Management Fees	0.05%	0.05%	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	N/A	0.25%	0.25%	0.50%
Other Expenses(1)	0.02%	0.02%	0.02%	0.02%
Acquired Fund Fees and Expenses(2)	0.16%	0.16%	0.16%	0.16%
Total Annual Fund Operating Expenses(3)	0.23%	0.48%	0.73%	0.98%
Fee Waiver and/or Expense Reimbursement(4)	(0.01%)	(0.01%)	(0.01%)	(0.01%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.22%	0.47%	0.72%	0.97%

1 "Other Expenses" include expenses incurred by the Fund in the normal course of its operations together with recoupment of management fees previously waived or reimbursed to the Fund. Such expenses are borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO").

2 Acquired Fund Fees and Expenses include interest expense of the Underlying PIMCO Funds of 0.04%. Interest expense can result from certain transactions within the Underlying PIMCO Funds and is separate from the management fees paid to PIMCO. Excluding interest expense of the Underlying PIMCO Funds, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.18%, 0.43%, 0.68% and 0.93% for Institutional Class, Administrative Class, Class A and Class R shares, respectively.

3 Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets Excluding Waivers of the Fund, as set forth in the Financial Highlights table of the Fund's prospectus, because the Ratio of Expenses to Average Net Assets Excluding Waivers reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

4 PIMCO has contractually agreed, through October 31, 2019, to waive a portion of the Fund's supervisory and administrative fees, or reimburse the Fund, to the extent that the Fund's organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (calculated as a percentage of average daily net assets attributable to each class). This Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. Under certain conditions, PIMCO may recoup amounts waived or reimbursed in future periods, not exceeding three years.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Administrative Class, Class A or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$23	$73	$129	$292
Administrative Class	$48	$153	$268	$603
Class A	$619	$770	$933	$1,406
Class R	$99	$311	$541	$1,200

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$619	$770	$933	$1,406

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 108% of the average value of its portfolio.

Principal Investment Strategies

The PIMCO REALPATH® Blend 2050 Fund (the "Fund") is intended for investors seeking professional management of a comprehensive asset allocation strategy for retirement savings. The Fund is managed for shareholders that plan to retire or begin withdrawing assets around the year 2050, the Fund's target year. This is the "self-elected" year of retirement for the investors in the Fund. The primary difference between the PIMCO REALPATH® Blend Funds is their asset allocation, which varies depending on the number of years left until the "self-elected" year of retirement indicated in the PIMCO REALPATH® Blend Fund's name. The Fund's allocation is intended to meaningfully reduce risk and increasingly focus on preservation of capital as the target retirement date of the Fund nears. An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target year indicated

PIMCO EQUITY SERIES | PROSPECTUS	36

Prospectus

in the Fund's name. There is no guarantee that the Fund will provide adequate income at and through your retirement.

In managing the Fund, PIMCO uses a three-step approach consisting of 1) developing and re-evaluating a long-term asset allocation "glide path"; 2) allocating between fixed income and equity exposures; and 3) utilizing hedging techniques to manage risks.

The Fund seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. The Fund may invest in Institutional Class or Class M shares of any funds of the PIMCO Equity Series (the "Trust") and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds ("Underlying PIMCO Funds"), and unaffiliated funds that are registered under the 1940 Act (collectively, "Acquired Funds"). Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom.

The Fund's long-term asset allocations are based on a "glide path" developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The Fund's current glide path asset allocation is based on its target date, which is the year in the name of the Fund. The target date assumes a retirement age of 65, and time horizons based on current longevity of persons reaching retirement in average health. Choosing a PIMCO REALPATH® Blend Fund targeting an earlier date represents a more conservative choice; choosing a PIMCO REALPATH® Blend Fund targeting a later date represents a more aggressive choice. The glide path is designed not only to reduce risk as the target retirement date nears, but is also designed to provide investors diversification across a variety of asset classes. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date.

The chart below shows the glide path and illustrates how the allocation among the asset classes changes before and at the target date. The glide path allocation at the target date remains constant beyond that date. PIMCO may choose to modify the target asset allocations of the glide path itself from time to time. The Fund intends to rebalance its portfolio's asset allocation to that of the glide path on a monthly basis.

              REALPATH® Blend Glide Path

As the Fund reaches the target year indicated in the Fund's name, it may be combined with the PIMCO REALPATH® Blend Income Fund, provided that the Board of Trustees determines that the combination would be in the best interests of the Fund and its shareholders. Prior to any combination, which may occur on or after the target year indicated in the Fund's name, the Fund will provide shareholders with advance notice regarding the combination. If and when such a combination occurs, shareholders of the Fund will become shareholders of the PIMCO REALPATH® Blend Income Fund.

As part of its investment process, PIMCO expects to seek to reduce exposure to certain risks by implementing various hedging transactions. These hedging transactions seek to reduce a Fund's exposure to certain severe, unanticipated market events that could significantly detract from returns. PIMCO intends to utilize these hedging transactions once the Fund is within 10 years of the target retirement date or at such other times as deemed appropriate by PIMCO. However, there can be no assurance that the Fund's hedging transactions will be effective.

Once the risk hedging strategies have been determined, PIMCO then evaluates various combinations of affiliated or unaffiliated funds, securities, instruments and other investments to obtain the desired exposures and invests accordingly. Summary information about the Underlying PIMCO Funds can be found in the Fund's prospectus. More complete information about the Underlying PIMCO Funds can be found in the Underlying PIMCO Funds' prospectuses, statements of additional information and financial reports. Additional Underlying PIMCO Funds may be added or deleted in the future without notice.

Principal Risks

It is possible to lose money on an investment in the Fund. The Fund is generally subject to a different level and amount of risk which is relative to its target date and time horizon. The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in Acquired Funds. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

The following risks are principal risks of investing in the Fund.

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	37

PIMCO REALPATH® Blend 2050 Fund

New/Small Fund Risk: the risk that a new or smaller fund's performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies

Allocation Risk: the risk that the Fund could lose money as a result of less than optimal or poor asset allocation decisions. The Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines

Acquired Fund Risk: the risk that the Fund's performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of the Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives

The following risks are principal risks of investing in the Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

New/Small Fund Risk: the risk that a new or smaller fund's performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield and Distressed Company Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

38	PROSPECTUS | PIMCO EQUITY SERIES

Prospectus

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that the Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Small-Cap and Mid-Cap Company Risk: the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is "qualifying income" under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a "Subsidiary"), the Fund is indirectly exposed to the risks associated with a Subsidiary's investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved

Arbitrage Risk: the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Exchange-Traded Fund Risk: the risk that an exchange-traded fund may not track the performance of the index it is designed to track, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Fund invested in the exchange-traded fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. The Class R shares of the Fund have not commenced operations as of the date of this prospectus. Performance for Class A shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's broad-based securities market index is the S&P Target Date 2050 Index. The index seeks to represent a broadly derived consensus for

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	39

PIMCO REALPATH® Blend 2050 Fund

asset allocations that target a particular investment horizon, with asset class exposures driven by a survey of available target date funds for that horizon. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international real estate investment trusts, core fixed income, short term treasuries, TIPS, high yield corporate bonds and commodities and are represented by exchange-traded funds in the Index calculation.

Performance for the Fund is updated daily and quarterly and may be obtained at http://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of September 30, 2018 is 3.54%. For the periods shown in the bar chart, the highest quarterly return was 5.63% in the Q1 2017, and the lowest quarterly return was -8.12% in the Q3 2015.

Average Annual Total Returns (for periods ended 12/31/17)

	1 Year	Since Inception (12/31/2014)
Institutional Class Return Before Taxes	19.88%	8.28%
Institutional Class Return After Taxes on Distributions(1)	18.80%	7.25%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	11.24%	5.90%
Administrative Class Return Before Taxes	19.41%	7.96%
Class A Return Before Taxes	12.66%	5.72%
S&P Target Date 2050 Index (reflects no deductions for fees, expenses or taxes)	20.18%	9.48%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Mihir Worah, Erin Browne, Rahul Devgon and Graham A. Rennison. Mr. Worah is CIO Real Return and Asset Allocation and a Managing Director of PIMCO, Ms. Browne is a Managing Director of PIMCO, and Messrs. Devgon and Rennison are Senior Vice Presidents of PIMCO. Messrs. Worah, Devgon and Rennison have jointly and primarily managed the Fund since December 2015. Ms. Browne has jointly and primarily managed the Fund since January 2019.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 46 of this prospectus.

40	PROSPECTUS | PIMCO EQUITY SERIES

PIMCO REALPATH® Blend 2055 Fund

Investment Objective

The Fund seeks to maximize total return, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 62 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	Admin Class	Class A	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	Admin Class	Class A	Class R
Management Fees	0.05%	0.05%	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	N/A	0.25%	0.25%	0.50%
Other Expenses(1)	0.02%	0.02%	0.02%	0.02%
Acquired Fund Fees and Expenses(2)	0.16%	0.16%	0.16%	0.16%
Total Annual Fund Operating Expenses(3)	0.23%	0.48%	0.73%	0.98%
Fee Waiver and/or Expense Reimbursement(4)	(0.01%)	(0.01%)	(0.01%)	(0.01%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.22%	0.47%	0.72%	0.97%

1 "Other Expenses" include expenses incurred by the Fund in the normal course of its operations together with recoupment of management fees previously waived or reimbursed to the Fund. Such expenses are borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO").

2 Acquired Fund Fees and Expenses include interest expense of the Underlying PIMCO Funds of 0.04%. Interest expense can result from certain transactions within the Underlying PIMCO Funds and is separate from the management fees paid to PIMCO. Excluding interest expense of the Underlying PIMCO Funds, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.18%, 0.43%, 0.68% and 0.93% for Institutional Class, Administrative Class, Class A and Class R shares, respectively.

3 Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets Excluding Waivers of the Fund, as set forth in the Financial Highlights table of the Fund's prospectus, because the Ratio of Expenses to Average Net Assets Excluding Waivers reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

4 PIMCO has contractually agreed, through October 31, 2019, to waive a portion of the Fund's supervisory and administrative fees, or reimburse the Fund, to the extent that the Fund's organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (calculated as a percentage of average daily net assets attributable to each class). This Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. Under certain conditions, PIMCO may recoup amounts waived or reimbursed in future periods, not exceeding three years.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Administrative Class, Class A or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$23	$73	$129	$292
Administrative Class	$48	$153	$268	$603
Class A	$619	$770	$933	$1,406
Class R	$99	$311	$541	$1,200

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$619	$770	$933	$1,406

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 67% of the average value of its portfolio.

Principal Investment Strategies

The PIMCO REALPATH® Blend 2055 Fund (the "Fund") is intended for investors seeking professional management of a comprehensive asset allocation strategy for retirement savings. The Fund is managed for shareholders that plan to retire or begin withdrawing assets around the year 2055, the Fund's target year. This is the "self-elected" year of retirement for the investors in the Fund. The primary difference between the PIMCO REALPATH® Blend Funds is their asset allocation, which varies depending on the number of years left until the "self-elected" year of retirement indicated in the PIMCO REALPATH® Blend Fund's name. The Fund's allocation is intended to meaningfully reduce risk and increasingly focus on preservation of capital as the target retirement date of the Fund nears. An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target year indicated

PIMCO EQUITY SERIES | PROSPECTUS	41

PIMCO REALPATH® Blend 2055 Fund

in the Fund's name. There is no guarantee that the Fund will provide adequate income at and through your retirement.

In managing the Fund, PIMCO uses a three-step approach consisting of 1) developing and re-evaluating a long-term asset allocation "glide path"; 2) allocating between fixed income and equity exposures; and 3) utilizing hedging techniques to manage risks.

The Fund seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. The Fund may invest in Institutional Class or Class M shares of any funds of the PIMCO Equity Series (the "Trust") and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds ("Underlying PIMCO Funds"), and unaffiliated funds that are registered under the 1940 Act (collectively, "Acquired Funds"). Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom.

The Fund's long-term asset allocations are based on a "glide path" developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The Fund's current glide path asset allocation is based on its target date, which is the year in the name of the Fund. The target date assumes a retirement age of 65, and time horizons based on current longevity of persons reaching retirement in average health. Choosing a PIMCO REALPATH® Blend Fund targeting an earlier date represents a more conservative choice; choosing a PIMCO REALPATH® Blend Fund targeting a later date represents a more aggressive choice. The glide path is designed not only to reduce risk as the target retirement date nears, but is also designed to provide investors diversification across a variety of asset classes. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date.

The chart below shows the glide path and illustrates how the allocation among the asset classes changes before and at the target date. The glide path allocation at the target date remains constant beyond that date. PIMCO may choose to modify the target asset allocations of the glide path itself from time to time. The Fund intends to rebalance its portfolio's asset allocation to that of the glide path on a monthly basis.

              REALPATH® Blend Glide Path

As the Fund reaches the target year indicated in the Fund's name, it may be combined with the PIMCO REALPATH® Blend Income Fund, provided that the Board of Trustees determines that the combination would be in the best interests of the Fund and its shareholders. Prior to any combination, which may occur on or after the target year indicated in the Fund's name, the Fund will provide shareholders with advance notice regarding the combination. If and when such a combination occurs, shareholders of the Fund will become shareholders of the PIMCO REALPATH® Blend Income Fund.

As part of its investment process, PIMCO expects to seek to reduce exposure to certain risks by implementing various hedging transactions. These hedging transactions seek to reduce a Fund's exposure to certain severe, unanticipated market events that could significantly detract from returns. PIMCO intends to utilize these hedging transactions once the Fund is within 10 years of the target retirement date or at such other times as deemed appropriate by PIMCO. However, there can be no assurance that the Fund's hedging transactions will be effective.

Once the risk hedging strategies have been determined, PIMCO then evaluates various combinations of affiliated or unaffiliated funds, securities, instruments and other investments to obtain the desired exposures and invests accordingly. Summary information about the Underlying PIMCO Funds can be found in the Fund's prospectus. More complete information about the Underlying PIMCO Funds can be found in the Underlying PIMCO Funds' prospectuses, statements of additional information and financial reports. Additional Underlying PIMCO Funds may be added or deleted in the future without notice.

Principal Risks

It is possible to lose money on an investment in the Fund. The Fund is generally subject to a different level and amount of risk which is relative to its target date and time horizon. The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in Acquired Funds. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

The following risks are principal risks of investing in the Fund.

42	PROSPECTUS | PIMCO EQUITY SERIES

Prospectus

New/Small Fund Risk: the risk that a new or smaller fund's performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies

Allocation Risk: the risk that the Fund could lose money as a result of less than optimal or poor asset allocation decisions. The Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines

Acquired Fund Risk: the risk that the Fund's performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of the Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives

The following risks are principal risks of investing in the Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

New/Small Fund Risk: the risk that a new or smaller fund's performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield and Distressed Company Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	43

PIMCO REALPATH® Blend 2055 Fund

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that the Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Small-Cap and Mid-Cap Company Risk: the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is "qualifying income" under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a "Subsidiary"), the Fund is indirectly exposed to the risks associated with a Subsidiary's investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved

Arbitrage Risk: the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Exchange-Traded Fund Risk: the risk that an exchange-traded fund may not track the performance of the index it is designed to track, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Fund invested in the exchange-traded fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. The Class R shares of the Fund have not commenced operations as of the date of this prospectus. Performance for Class A shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's broad-based securities market index is the S&P Target Date 2055+ Index. The index seeks to represent a broadly derived consensus for

44	PROSPECTUS | PIMCO EQUITY SERIES

Prospectus

asset allocations that target a particular investment horizon, with asset class exposures driven by a survey of available target date funds for that horizon. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international real estate investment trusts, core fixed income, short term treasuries, TIPS, high yield corporate bonds and commodities and are represented by exchange-traded funds in the Index calculation.

Performance for the Fund is updated daily and quarterly and may be obtained at http://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of September 30, 2018 is 3.50%. For the periods shown in the bar chart, the highest quarterly return was 5.64% in the Q1 2017, and the lowest quarterly return was -8.12% in the Q3 2015.

Average Annual Total Returns (for periods ended 12/31/17)

	1 Year	Since Inception (12/31/2014)
Institutional Class Return Before Taxes	19.65%	8.19%
Institutional Class Return After Taxes on Distributions(1)	18.20%	7.04%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	11.11%	5.77%
Administrative Class Return Before Taxes	19.37%	7.93%
Class A Return Before Taxes	12.50%	5.61%
S&P Target Date 2055+ Index (reflects no deductions for fees, expenses or taxes)	20.48%	9.61%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly and primarily managed by Mihir Worah, Erin Browne, Rahul Devgon and Graham A. Rennison. Mr. Worah is CIO Real Return and Asset Allocation and a Managing Director of PIMCO, Ms. Browne is a Managing Director of PIMCO, and Messrs. Devgon and Rennison are Senior Vice Presidents of PIMCO. Messrs. Worah, Devgon and Rennison have jointly and primarily managed the Fund since December 2015. Ms. Browne has jointly and primarily managed the Fund since January 2019.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section on page 46 of this prospectus.

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	45

Summary of Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange ("NYSE") is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value ("NAV") next calculated after an order is received by the Fund.

Institutional Class and Administrative Class

The minimum initial investment for Institutional Class and Administrative Class shares of the Fund is $1 million, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers.

You may sell (redeem) all or part of your Institutional Class and Administrative Class shares of the Fund on any business day. If you are the registered owner of the shares on the books of the Fund, depending on the elections made on the Account Application, you may sell by:

■

Sending a written request by regular mail to:
PIMCO Equity Series
P.O. Box 219024, Kansas City, MO 64121-9024
or by overnight mail to:
PIMCO Equity Series c/o DST Asset Manager Solutions, Inc.
430 W. 7th Street, STE 219024, Kansas City, MO 64105-1407

■

Calling us at 888.87.PIMCO and a Shareholder Services associate will assist you

■

Sending a fax to our Shareholder Services department at 816.421.2861

■

Sending an e-mail to piprocess@dstsystems.com

Class A and Class R

The minimum initial investment for Class A shares of the Fund is $1,000. The minimum subsequent investment for Class A shares is $50. The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. You may purchase or sell (redeem) all or part of your Class A shares through a broker-dealer, or other financial firm, or, if you are the registered owner of the shares on the books of the Fund, by regular mail to PIMCO Equity Series, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight mail to PIMCO Equity Series, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407. The Fund reserves the right to require payment by wire or U.S. Bank check in connection with accounts opened directly with the Fund by Account Application.

There is no minimum initial or minimum subsequent investment in Class R shares because Class R shares may only be purchased through omnibus accounts for specified benefit plans. Specified benefit plans that wish to invest directly by mail should send a check payable to the PIMCO Family of Funds, along with a completed Account Application, by regular mail to PIMCO Equity Series, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight mail to PIMCO Equity Series, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Firms

If you purchase shares of the Fund through a broker-dealer or other financial firm (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the financial firm for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial firm and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial firm's Web site for more information.

46	PROSPECTUS | PIMCO EQUITY SERIES

Prospectus

Description of Principal Risks

The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of each Fund are identified in the Fund Summaries. The principal risks are described in this section. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under "Characteristics and Risks of Securities and Investment Techniques." That section and "Investment Objectives and Policies" in the Statement of Additional Information ("SAI") also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

As each Fund may invest in shares of Acquired Funds including the Underlying PIMCO Funds, the risks of investing in a Fund may be closely related to the risks associated with the Acquired Funds, including Underlying PIMCO Funds, and their investments. However, as a Fund may also invest its assets directly in stocks or bonds of other issuers and in other instruments, such as forwards, options, futures contracts or swap agreements, the Fund may be directly exposed to certain risks described below. As such, unless stated otherwise, any reference in this section only to a "Fund" includes the Funds, Acquired Funds and the Underlying PIMCO Funds.

Allocation Risk

A Fund's investment performance depends upon how its assets are allocated and reallocated according to the Fund's asset allocation targets and ranges. A principal risk of investing in a Fund is that PIMCO will make less than optimal or poor asset allocation decisions. PIMCO attempts to identify investment allocations that will provide consistent, quality performance for a Fund, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that PIMCO will focus on an investment that performs poorly or underperforms other investments under various market conditions. You could lose money on your investment in a Fund as a result of these allocation decisions.

Acquired Fund Risk

Because a Fund may invest its assets in Acquired Funds, the risks associated with investing in the Fund may be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of a Fund to achieve its investment objective may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved.

A Fund's NAV will fluctuate in response to changes in the NAVs of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Fund correlates to those of a particular Acquired Fund will depend upon the extent to which the Fund's assets are allocated from time to time for investment in the Acquired Fund, which will vary.

As discussed under "Description of Principal Risks—Market Risk," because the NAV of a Fund is related to the NAVs of the Acquired Funds in which it invests, inaccuracies, delays or other disruptions in the calculation of an Acquired Fund's NAV may adversely impact the Fund.

New/Small Fund Risk

A new or smaller Fund's performance may not represent how the Fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller Funds. New and smaller Funds may also require a period of time before they are fully invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Fund performance may be lower or higher during this "ramp-up" period, and may also be more volatile, than would be the case after the Fund is fully invested. Similarly, a new or smaller Fund's investment strategy may require a longer period of time to show returns that are representative of the strategy. New Funds have limited performance histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies. If a new or smaller Fund were to fail to successfully implement its investment strategies or achieve its investment objective, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the Fund and tax consequences for investors.

Equity Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities also include, among other things, preferred securities, convertible stocks and warrants. The values of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities. These risks are generally magnified in the case of equity investments in distressed companies.

Value Investing Risk

Value investing attempts to identify companies that a portfolio manager believes to be undervalued. Value stocks typically have prices that are low relative to factors such as the company's earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur. A value investing style may perform better or worse than equity portfolios that focus on growth stocks or that have a broader investment style.

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	47

PIMCO Equity Series

Interest Rate Risk

Interest rate risk is the risk that fixed income securities and other instruments in a Fund's portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates. Inflation-indexed bonds, including Treasury Inflation-Protected Securities ("TIPS"), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund's shares.

A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current economic conditions because interest rates are near historically low levels. Thus, Funds currently face a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise.

During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Certain European countries have recently experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates.

Measures such as average duration may not accurately reflect the true interest rate sensitivity of a Fund. This is especially the case if the Fund consists of securities with widely varying durations. Therefore, if a Fund has an average duration that suggests a certain level of interest rate risk, the Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.

Convexity is an additional measure used to understand a security's or Fund's interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security's price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Convexity may be positive or negative. Negative convexity implies that interest rate increases result in increased duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if a Fund holds such securities, the Fund may be subject to a greater risk of losses in periods of rising interest rates.

Call Risk

Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk

A Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by a Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Measures such as average credit quality may not accurately reflect the true credit risk of a Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings. Therefore, if a Fund has an average credit rating that suggests a certain credit quality, the Fund may in fact be subject to greater credit risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

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High Yield and Distressed Company Risk

Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as "high yield securities" or "junk bonds") may be subject to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities. These securities are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce a Fund's ability to sell these securities at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a high yield security may lose significant market value before a default occurs. High yield securities structured as zero-coupon bonds or pay-in-kind securities tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require a Fund to make taxable distributions of imputed income without receiving the actual cash currency. Issuers of high yield securities may have the right to "call" or redeem the issue prior to maturity, which may result in a Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. A Fund may also be subject to greater levels of liquidity risk than funds that do not invest in high yield securities. In addition, the high yield securities in which a Fund invests may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Fund being unable to realize full value for these securities and/or may result in a Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to a Fund. Because of the risks involved in investing in high yield securities, an investment in a Fund that invests in such securities should be considered speculative.

A Fund that invests in securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a fund that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers' continuing ability to make principal and interest payments. Issuers of distressed company securities may also be involved in restructurings or bankruptcy proceedings that may not be successful. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund's ability to sell these securities (liquidity risk). If the issuer of a debt security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level. For instance, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments and natural/environmental disasters can all negatively impact the securities markets, which could cause the Funds to lose value. Any market disruptions could also prevent a Fund from executing advantageous investment decisions in a timely manner. Funds that have focused their investments in a region enduring geopolitical market disruption will face higher risks of loss. Thus, investors should closely monitor current market conditions to determine whether a specific Fund meets their individual financial needs and tolerance for risk.

Current market conditions may pose heightened risks with respect to Funds that invest in fixed income securities. As discussed more under "Interest Rate Risk," interest rates in the U.S. are near historically low levels. However, continued economic recovery, the end of the Federal Reserve Board's quantitative easing program, and an increased likelihood of a continued rising interest rate environment increase the risk that interest rates will continue to rise in the near future. Any further interest rate increases in the future could cause the value of any Fund that invests in fixed income securities to decrease. As such, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk. If rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund and its shareholders.

Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, a Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments. In addition, the Funds and certain Acquired Funds may rely on various third-party sources to calculate their respective NAVs. As a result, the Funds and such Acquired Funds are subject to certain operational risks associated with reliance on service providers and service providers' data sources. In particular, errors or systems failures and other technological issues may

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adversely impact the Fund's calculations of its NAV, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. Also, because the NAV of a Fund is related to the NAVs of the Acquired Funds in which it invests, the Fund may be adversely impacted by such inaccuracies, delays or other disruptions in the calculation of an Acquired Fund's NAV. A Fund may be unable to recover any losses associated with such failures.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. Illiquid securities may become harder to value, especially in changing markets. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to "make markets," are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund's principal investment strategies involve securities of companies with smaller market capitalizations, foreign (non-U.S.) securities, Rule 144A securities, Regulation S securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.

Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests, redemption requests by certain large shareholders such as institutional investors or asset allocators, or other unusual market conditions that may make it difficult for a Fund to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

Certain accounts or PIMCO affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund's shares. Redemptions by these shareholders of their holdings in a Fund may impact the Fund's liquidity and NAV. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund's brokerage costs.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under "Characteristics and Risks of Securities and Investment Techniques—Derivatives" in this prospectus and described in more detail under "Investment Objectives and Policies" in the SAI. The Funds typically use derivatives as a substitute for taking a position in the underlying asset, as part of strategies designed to gain exposure to, for example, issuers, portions of the yield curve, indexes, sectors, currencies, and/or geographic regions, and/or to reduce exposure to other risks, such as interest rate, credit or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk, and in some cases, may subject a Fund to the potential for unlimited loss. The use of derivatives may cause the Fund's investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund's total investment exposure exceeding the value of its portfolio.

A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Fund could lose more than the initial amount invested and derivatives may increase the volatility of the Fund, especially in unusual or extreme market conditions.

Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. In addition, a Fund's use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its

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contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction.

Participation in the markets for derivative instruments involves investment risks and transaction costs to which a Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Fund and its counterparty. Therefore, it may not be possible for a Fund to modify, terminate, or offset the Fund's obligations or the Fund's exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. In such case, the Fund may lose money.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivative transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a Fund may wish to retain a Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. When such markets are unavailable, a Fund will be subject to increased liquidity and investment risk.

When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that a Fund's hedging transactions will be effective.

The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of a Fund's derivative transactions, impede the employment of the Fund's derivatives strategies, or adversely affect the Fund's performance.

Commodity Risk

The Fund's investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Certain Underlying PIMCO Funds, including the PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, may each concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, to the extent the Fund invests in certain Underlying PIMCO Funds, including the PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, the Fund may be more susceptible to risks associated with those sectors. The prices for commodities in those sectors may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies.

Mortgage-Related and Other Asset-Backed Securities Risk

Mortgage-related and other asset-backed securities represent interests in "pools" of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Foreign (Non-U.S.) Investment Risk

Certain Funds may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S.

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standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign (non-U.S.) investments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk

Investments in real estate investment trusts ("REITs") or real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. An investment in a REIT or a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"). In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Finally, private REITs are not traded on a national securities exchange. As such, these products are generally illiquid. This reduces the ability of a Fund to redeem its investment early. Private REITs are also generally harder to value and may bear higher fees than public REITs.

Emerging Markets Risk

Foreign (non-U.S.) investment risk may be particularly high to the extent a Fund invests in emerging market securities. Emerging market securities may present market, credit, currency, liquidity, legal, political and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. To the extent a Fund invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Fund may be more sensitive to adverse political or social events affecting that region, country or group of countries. Economic, business, political, or social instability may affect emerging market securities differently, and often more severely, than developed market securities. A Fund that focuses its investments in multiple asset classes of emerging market securities may have a limited ability to mitigate losses in an environment that is adverse to emerging market securities in general. Emerging market securities may also be more volatile, less liquid and more difficult to value than securities economically tied to developed foreign countries. The systems and procedures for trading and settlement of securities in emerging markets are less developed and less transparent and transactions may take longer to settle. Rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the market for emerging market debt could suffer from reduced liquidity, and any investing Funds could lose money.

Sovereign Debt Risk

Sovereign debt risk is the risk that fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion. A sovereign entity's failure to make timely payments on its debt can result from many factors, including, without limitation, insufficient foreign currency reserves or an inability to sufficiently manage fluctuations in relative currency valuations, an inability or unwillingness to satisfy the demands of creditors and/or relevant supranational entities regarding debt service or economic reforms, the size of the debt burden relative to economic output and tax revenues, cash flow difficulties, and other political and social considerations. The risk of loss to the Fund in the event of a sovereign debt default or other adverse credit event is heightened by the unlikelihood of any formal recourse or means to enforce its rights as a holder of the sovereign debt. In addition, sovereign debt restructurings, which may be shaped by entities and factors beyond the Fund's control, may result in a loss in value of the Fund's sovereign debt holdings.

Currency Risk

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign (non-U.S.) countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund's investments in foreign currency-denominated securities may reduce the returns of the Fund.

Currency risk may be particularly high to the extent that a Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

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Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. In accordance with federal securities laws, rules and staff positions, PIMCO will mitigate its leveraging risk by segregating or "earmarking" liquid assets or otherwise covering transactions that may give rise to such risk.

Each Subsidiary (as described under "Characteristics and Risks of Securities and Investment Techniques—Investments in a Wholly Owned Subsidiary") will comply with these asset segregation or "earmarking" requirements to the same extent as the PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, Underlying PIMCO Funds, respectively.

The Funds also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities (or the value of the Acquired Funds). Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction.  In addition, to the extent a Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund's investment returns, resulting in greater losses. Moreover, to make payments of interest and other loan costs, a Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so.

Small-Cap and Mid-Cap Company Risk

Investments in securities issued by small-capitalization and mid-capitalization companies involve greater risk than investments in large-capitalization companies. The general risks associated with fixed income securities and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volumes than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Management Risk

The Funds and certain Acquired Funds are subject to management risk because they are actively managed investment portfolios. PIMCO, or in the case of a fund that is not managed by PIMCO, such other fund's investment adviser and sub-adviser, as applicable, and each individual portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Funds and certain Acquired Funds, as applicable, but there can be no guarantee that these decisions will produce the desired results. Certain securities or other instruments in which a Fund seeks to invest may not be available in the quantities desired. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. In such circumstances, PIMCO or the individual portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund. To the extent a Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Fund.

Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives. There also can be no assurance that all of the personnel of PIMCO will continue to be associated with PIMCO for any length of time. The loss of services of one or more key employees of PIMCO could have an adverse impact on the Fund's ability to realize its investment objective. Because a number of Underlying PIMCO Funds obtain exposure to certain proprietary model stock portfolios by investing in equity total return swaps based on such model portfolios, in other securities and instruments to replicate the performance of such model portfolios, or directly in the equity securities held in such model portfolios, such Underlying PIMCO Funds will be subject to the risks associated with the management of these proprietary model stock portfolios by the sub-adviser to such Underlying PIMCO Funds.

Short Exposure Risk

A Fund's short sales, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any transaction costs (i.e., premiums and interest) paid to the broker-dealer to borrow securities. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot decrease below zero.

By investing the proceeds received from selling securities short, a Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase a Fund's exposure to long security positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of

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returns. There is no guarantee that any leveraging strategy a Fund employs will be successful during any period in which it is employed.

In times of unusual or adverse market, economic, regulatory or political conditions, a Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer. Also, there is the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk

Certain Underlying PIMCO Funds, including the PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, gain exposure to the commodities markets through investments in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures. Each of the PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund® may also gain exposure indirectly to commodity markets by investing in its respective Subsidiary, which invests primarily in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and/or other Fixed Income Instruments. In order for the PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund® to qualify as a regulated investment company under Subchapter M of the Code, each Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income.

As more fully described below under "Tax Consequences — A Note on the PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, Underlying PIMCO Funds," the Internal Revenue Service (the "IRS") issued a revenue ruling which concludes that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary will also constitute qualifying income. The IRS recently issued proposed regulations that, if finalized, would generally treat an Underlying PIMCO Fund's income inclusion with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

The PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund® will seek to gain exposure to the commodity markets primarily through investments in their respective Subsidiaries. If the IRS were to determine that income derived from investments in a Subsidiary does not constitute qualifying income, certain Underlying PIMCO Funds, including the PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, might be adversely affected and would be required to reduce their exposure to such investments, which might result in difficulty in implementing their investment strategies and increased costs and taxes. Investments in a Subsidiary involve specific risks. See "Characteristics and Risks of Securities and Investment Techniques — Investments in a Wholly-Owned Subsidiary" below for further information regarding the Subsidiaries, including the risks associated with investing in the Subsidiaries.

To the extent the Funds invest in the PIMCO CommoditiesPLUS® Strategy Fund or PIMCO CommodityRealReturn Strategy Fund®, the use of the above noted investments by the Underlying PIMCO Fund could subject the shareholders of those Funds to risks similar to those described above.

Subsidiary Risk

The Funds may invest in Underlying PIMCO Funds with Subsidiaries. By investing in each of their respective Subsidiaries, each of the PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, Underlying PIMCO Funds, is indirectly exposed to the risks associated with the respective Subsidiary's investments.

The investments held by the Subsidiaries are generally similar to those that are permitted to be held by the Underlying PIMCO Funds and are subject to the same risks that apply to similar investments if held directly by the Underlying PIMCO Funds.

These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Underlying PIMCO Funds or the Subsidiaries will be achieved.

The Subsidiaries are not registered under the 1940 Act and, unless otherwise noted in this prospectus, are not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Underlying PIMCO Funds and/or the Subsidiaries to operate as described in this prospectus and SAI and could adversely affect the Underlying PIMCO Funds and, to the extent a Fund invests in the Underlying PIMCO Funds, the Fund. Changes in the laws of the United States and/or the Cayman Islands could adversely affect the performance of an Underlying PIMCO Fund and/or a Subsidiary and result in the Underlying PIMCO Fund underperforming its benchmark index(es).

Arbitrage Risk

An Underlying PIMCO Fund that invests in securities purchased pursuant to an arbitrage strategy in order to take advantage of a perceived relationship between the value of two securities presents certain risks. Securities purchased or sold short pursuant to an arbitrage strategy may not perform as intended, which may result in a loss to the Underlying PIMCO Fund. Additionally, issuers of a security purchased pursuant to an arbitrage strategy are often engaged in significant corporate events, such as restructurings, acquisitions, mergers, takeovers, tender offers or exchanges, or liquidations. Such corporate events may not be completed as initially planned or may fail.

Convertible Securities Risk

Convertible securities are fixed income securities, preferred securities or other securities that are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate. The market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. A convertible security's market value,

54	PROSPECTUS | PIMCO EQUITY SERIES

Prospectus

however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company's common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer's convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

Synthetic convertible securities involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security). Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Because the convertible component is typically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Exchange-Traded Fund ("ETF") Risk

Investments in ETFs entail certain risks. Investments in ETFs designed to track an index involve the risk that the ETF's performance may not track the performance of the index the ETF is designed to track. This deviation may occur due to cash inflows and outflows from and to investors buying and redeeming shares or due to occasional differences between the composition of the index and the securities held by the ETF. In addition, investments in ETFs involve the risk that the market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to changes in the ETF's NAV, the value of ETF holdings and supply and demand for ETF shares. Although ETFs will generally trade close to NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as Authorized Participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in ETF shares trading significantly above (at a "premium") or below (at a "discount") NAV. Significant losses may result when transacting in ETF shares in these and other circumstances.

Disclosure of Portfolio Holdings

Please see "Disclosure of Portfolio Holdings" in the SAI for information about the availability of the complete schedule of each Fund's holdings.

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	55

PIMCO Equity Series

Management of the Funds

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as investment adviser, the "Investment Adviser," and serving in its capacity as administrator, the "Administrator") for the Funds. Subject to the supervision of the Board of Trustees of PIMCO Equity Series (the "Trust"), PIMCO is responsible for managing the investment activities of the Funds and the Funds' business affairs and other administrative matters. PIMCO also serves as investment adviser for the Subsidiaries.

PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of September 30, 2018, PIMCO had approximately $1.72 trillion in assets under management.

Management Fees

Each Fund pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Management Fees shown in the Annual Fund Operating Expenses tables reflect both an advisory fee and a supervisory and administrative fee. For the fiscal year ended June 30, 2018, the Funds paid monthly Management Fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets attributable to each class's shares taken separately):

	Management Fees
Fund Name	Inst Class	Admin Class	Class A	Class R
PIMCO REALPATH® Blend Income Fund	0.03%	0.03%	0.28%	0.28%
PIMCO REALPATH® Blend 2020 Fund	0.03%	0.03%	0.28%	0.28%
PIMCO REALPATH® Blend 2025 Fund	0.03%	0.03%	0.28%	0.28%
PIMCO REALPATH® Blend 2030 Fund	0.04%	0.04%	0.29%	0.29%
PIMCO REALPATH® Blend 2035 Fund	0.05%	0.05%	0.30%	0.30%
PIMCO REALPATH® Blend 2040 Fund	0.05%	0.05%	0.30%	0.30%
PIMCO REALPATH® Blend 2045 Fund	0.05%	0.05%	0.30%	0.30%
PIMCO REALPATH® Blend 2050 Fund	0.05%	0.05%	0.30%	0.30%
PIMCO REALPATH® Blend 2055 Fund	0.05%	0.05%	0.30%	0.30%

■

Advisory Fee. Each Fund pays PIMCO fees in return for providing investment advisory services.  For the fiscal year ended June 30, 2018, the Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund Name	Advisory Fees All Classes
PIMCO REALPATH® Blend Income Fund	0.01%
PIMCO REALPATH® Blend 2020 Fund	0.01%
PIMCO REALPATH® Blend 2025 Fund	0.01%
PIMCO REALPATH® Blend 2030 Fund	0.02%
PIMCO REALPATH® Blend 2035 Fund	0.03%
PIMCO REALPATH® Blend 2040 Fund	0.03%
PIMCO REALPATH® Blend 2045 Fund	0.03%
PIMCO REALPATH® Blend 2050 Fund	0.03%
PIMCO REALPATH® Blend 2055 Fund	0.03%

As the Funds approach their target dates and their portfolios become more conservative, the investment advisory contract provides that the Funds' advisory fees will periodically decrease over time according to set intervals. The following table provides information with respect to such advisory fee adjustments.

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Prospectus

Advisory Fee Schedule (stated as a percentage of the average daily net assets of each Fund taken separately)

Fund Name	April 1, 2015	April 1, 2020	April 1, 2025	April 1, 2030	April 1, 2035
PIMCO REALPATH® Blend Income Fund	0.01%	0.01%	0.01%	0.01%	0.01%
PIMCO REALPATH® Blend 2020 Fund	0.01%	0.01%	0.01%	0.01%	0.01%
PIMCO REALPATH® Blend 2025 Fund	0.01%	0.01%	0.01%	0.01%	0.01%
PIMCO REALPATH® Blend 2030 Fund	0.02%	0.01%	0.01%	0.01%	0.01%
PIMCO REALPATH® Blend 2035 Fund	0.03%	0.02%	0.01%	0.01%	0.01%
PIMCO REALPATH® Blend 2040 Fund	0.03%	0.03%	0.02%	0.01%	0.01%
PIMCO REALPATH® Blend 2045 Fund	0.03%	0.03%	0.03%	0.02%	0.01%
PIMCO REALPATH® Blend 2050 Fund	0.03%	0.03%	0.03%	0.03%	0.02%
PIMCO REALPATH® Blend 2055 Fund	0.03%	0.03%	0.03%	0.03%	0.03%

A discussion of the basis for the Board of Trustees' approval of the Funds' investment advisory contract is available in the Funds' Semi-Annual Report to shareholders for the fiscal half-year ended December 31, 2017.

■

Supervisory and Administrative Fee. Each Fund pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Shareholders of each Fund pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Fund's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, organizational expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses), and fees and expenses of the Trust's Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee paid by the Funds. Also, under the terms of the supervision and administration agreement, PIMCO, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

For the fiscal year ended June 30, 2018, the Funds paid PIMCO monthly supervisory and administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class's shares taken separately):

	Supervisory and Administrative Fee
Fund Name	Inst Class	Admin Class	Class A	Class R
PIMCO REALPATH® Blend Income Fund	0.02%	0.02%	0.27%	0.27%
PIMCO REALPATH® Blend 2020 Fund	0.02%	0.02%	0.27%	0.27%
PIMCO REALPATH® Blend 2025 Fund	0.02%	0.02%	0.27%	0.27%
PIMCO REALPATH® Blend 2030 Fund	0.02%	0.02%	0.27%	0.27%
PIMCO REALPATH® Blend 2035 Fund	0.02%	0.02%	0.27%	0.27%
PIMCO REALPATH® Blend 2040 Fund	0.02%	0.02%	0.27%	0.27%
PIMCO REALPATH® Blend 2045 Fund	0.02%	0.02%	0.27%	0.27%
PIMCO REALPATH® Blend 2050 Fund	0.02%	0.02%	0.27%	0.27%
PIMCO REALPATH® Blend 2055 Fund	0.02%	0.02%	0.27%	0.27%

Expense Limitation Agreement

Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of each Fund's supervisory and administrative fees, or reimburse the Fund, to the extent that the Fund's organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (the "Expense Limit") (calculated as a percentage of average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the "Reimbursement Amount") during the previous thirty-six months, provided that such amount paid to PIMCO will not: 1) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit; 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	57

PIMCO Equity Series

Underlying PIMCO Fund Fees

Each Fund pays advisory and supervisory and administrative fees directly to PIMCO at the annual rates stated above, based on the average daily net assets attributable in the aggregate to each Fund's shares. Each Fund also indirectly pays its proportionate share of the advisory and supervisory and administrative fees charged by PIMCO to the Underlying PIMCO Funds in which the Fund invests.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds Fund an investor will indirectly bear fees and expenses charged by Acquired Funds (and may indirectly bear a portion of the fees and expenses charged by Underlying PIMCO Funds to the extent such fees and expenses are not waived or reimbursed pursuant to applicable waiver and reimbursement agreements) in addition to the Fund's direct fees and expenses. In addition, the use of a fund of funds Fund structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders. Each Fund (to the extent it invests in Underlying PIMCO Funds) invests in Institutional Class or Class M shares of the Underlying PIMCO Funds, which are not subject to any sales charges or distribution (12b-1) fees.

The following table summarizes the annual expenses borne by Institutional Class or Class M shareholders of the Underlying PIMCO Funds. Because each Fund (to the extent it invests in Underlying PIMCO Funds) invests in Institutional Class or Class M shares of the Underlying PIMCO Funds, shareholders of the Fund would indirectly bear a proportionate share of these expenses, depending upon how the Funds' assets are allocated from time to time among the Underlying PIMCO Funds.

For a complete description of an Underlying PIMCO Fund, please see the Underlying PIMCO Fund's Institutional Class or Class M prospectus. For a summary description of the Underlying PIMCO Funds, please see the "Descriptions of the Underlying PIMCO Funds" section in this prospectus.

Annual Underlying PIMCO Fund Expenses

(Based on the average daily net assets attributable to an Underlying PIMCO Fund's Institutional Class shares (or Class M shares in the case of the PIMCO Government Money Market Fund, or the Fund in the case of a fund of the PIMCO ETF Trust)).

Underlying PIMCO Fund	Management Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0.55%	0.01%	0.56%
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	0.15%	0.01%	0.16%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0.20%	0.00%	0.20%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0.20%	0.00%	0.20%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0.15%	0.00%	0.15%
PIMCO Active Bond Exchange-Traded Fund	0.55%	0.21%	0.76%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0.20%	0.01%	0.21%
PIMCO California Intermediate Municipal Bond Fund	0.445%	0.00%	0.445%
PIMCO California Municipal Bond Fund	0.44%	0.06%	0.50%
PIMCO California Short Duration Municipal Income Fund	0.33%	0.00%	0.33%
PIMCO CommoditiesPLUS® Strategy Fund	0.74%	0.22%	0.96%(3)
PIMCO CommodityRealReturn Strategy Fund®	0.74%	0.65%	1.39%(4)
PIMCO Credit Opportunities Bond Fund	0.90%	0.01%	0.91%
PIMCO Diversified Income Fund	0.75%	0.02%	0.77%
PIMCO Dividend and Income Fund	0.79%	0.07%	0.86%(5)
PIMCO Dynamic Bond Fund	0.80%	0.08%	0.88%(6)
PIMCO Emerging Local Bond Fund	0.90%	0.02%	0.92%
PIMCO Emerging Markets Bond Fund	0.83%	0.01%	0.84%
PIMCO Emerging Markets Corporate Bond Fund	0.90%	0.02%	0.92%
PIMCO Emerging Markets Currency and Short-Term Investments Fund	0.85%	0.02%	0.87%
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	0.46%	0.63%	1.09%(7)
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0.35%	0.07%	0.42%
PIMCO EqS® Long/Short Fund	1.49%	0.57%	2.06%(5)
PIMCO Extended Duration Fund	0.50%	0.44%	0.94%
PIMCO Global Advantage® Strategy Bond Fund	0.65%	0.06%	0.71%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0.55%	0.04%	0.59%
PIMCO Global Bond Opportunities Fund (Unhedged)	0.55%	0.10%	0.65%

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Prospectus

Underlying PIMCO Fund	Management Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
PIMCO GNMA and Government Securities Fund	0.50%	0.03%	0.53%
PIMCO Government Money Market Fund	0.18%	0.00%	0.18%(8)
PIMCO High Yield Fund	0.55%	0.02%	0.57%
PIMCO High Yield Municipal Bond Fund	0.55%	0.06%	0.61%
PIMCO High Yield Spectrum Fund	0.60%	0.02%	0.62%
PIMCO Income Fund	0.50%	0.24%	0.74%
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0.35%	0.00%	0.35%
PIMCO International Bond Fund (U.S. Dollar-Hedged)	0.50%	0.06%	0.56%
PIMCO International Bond Fund (Unhedged)	0.50%	0.09%	0.59%
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0.20%	0.00%	0.20%
PIMCO Investment Grade Credit Bond Fund	0.50%	0.09%	0.59%
PIMCO Long Duration Total Return Fund	0.50%	0.50%	1.00%
PIMCO Long-Term Credit Bond Fund	0.55%	0.30%	0.85%
PIMCO Long-Term Real Return Fund	0.55%	0.74%	1.29%
PIMCO Long-Term U.S. Government Fund	0.475%	0.30%	0.775%
PIMCO Low Duration Fund	0.46%	0.00%	0.46%
PIMCO Low Duration ESG Fund	0.50%	0.00%	0.50%
PIMCO Low Duration Fund II	0.50%	0.00%	0.50%
PIMCO Low Duration Income Fund	0.50%	0.05%	0.55%
PIMCO Moderate Duration Fund	0.46%	0.05%	0.51%
PIMCO Mortgage Opportunities and Bond Fund	0.60%	0.42%	1.02%
PIMCO Mortgage-Backed Securities Fund	0.50%	0.02%	0.52%
PIMCO Municipal Bond Fund	0.44%	0.04%	0.48%
PIMCO National Intermediate Municipal Bond Fund	0.45%	0.00%	0.45%
PIMCO New York Municipal Bond Fund	0.445%	0.04%	0.485%
PIMCO Preferred and Capital Securities Fund	0.79%	0.08%	0.87%(9)
PIMCO RAE Emerging Markets Fund	0.95%	0.02%	0.97%(5)(10)
PIMCO RAE Fundamental Advantage PLUS Fund	0.89%	0.07%	0.96%
PIMCO RAE International Fund	0.60%	0.02%	0.62%(5)(11)
PIMCO RAE Low Volatility PLUS EMG Fund	1.15%	0.27%	1.42%(12)
PIMCO RAE Low Volatility PLUS Fund	0.79%	0.08%	0.87%
PIMCO RAE Low Volatility PLUS International Fund	0.82%	0.10%	0.92%
PIMCO RAE PLUS EMG Fund	1.15%	0.03%	1.18%
PIMCO RAE PLUS Fund	0.79%	0.06%	0.85%
PIMCO RAE PLUS International Fund	0.82%	0.12%	0.94%
PIMCO RAE PLUS Small Fund	0.84%	0.05%	0.89%
PIMCO RAE US Fund	0.50%	0.02%	0.52%(5)(11)
PIMCO RAE US Small Fund	0.60%	0.03%	0.63%(5)(11)
PIMCO RAE Worldwide Long/Short PLUS Fund	1.19%	0.04%	1.23%
PIMCO Real Return Fund	0.45%	0.43%	0.88%
PIMCO RealEstateRealReturn Strategy Fund	0.74%	0.52%	1.26%
PIMCO Senior Floating Rate Fund	0.70%	0.02%	0.72%
PIMCO Short Asset Investment Fund	0.34%	0.03%	0.37%(13)
PIMCO Short Duration Municipal Income Fund	0.33%	0.00%	0.33%
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0.35%	0.00%	0.35%
PIMCO Short-Term Fund	0.45%	0.12%	0.57%
PIMCO StocksPLUS® Absolute Return Fund	0.64%	0.07%	0.71%
PIMCO StocksPLUS® Fund	0.50%	0.07%	0.57%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0.75%	0.09%	0.84%

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	59

PIMCO Equity Series

Underlying PIMCO Fund	Management Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses
PIMCO StocksPLUS® International Fund (Unhedged)	0.64%	0.08%	0.72%
PIMCO StocksPLUS® Long Duration Fund	0.59%	0.26%	0.85%
PIMCO StocksPLUS® Short Fund	0.64%	0.02%	0.66%
PIMCO StocksPLUS® Small Fund	0.69%	0.10%	0.79%
PIMCO Strategic Bond Fund	0.55%	0.02%	0.57%(14)
PIMCO Total Return Fund	0.46%	0.09%	0.55%
PIMCO Total Return ESG Fund	0.50%	0.17%	0.67%
PIMCO Total Return Fund II	0.50%	0.07%	0.57%
PIMCO Total Return Fund IV	0.50%	0.03%	0.53%
PIMCO TRENDS Managed Futures Strategy Fund	1.40%	0.16%	1.56%(15)(16)

1 "Management Fees" reflects an advisory fee and a supervisory and administrative fee payable by an Underlying Fund to PIMCO.

2 Other Expenses include expenses such as organizational expenses, interest expense, taxes, governmental fees, pro rata Trustees' fees and acquired fund fees and expenses attributable to the Institutional Class or Class M shares or the Fund in the case of actively-managed funds of the PIMCO ETF Trust.

3 PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund III Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

4 PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund I Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

5 PIMCO has contractually agreed, through October 31, 2019, to waive a portion of the Fund's supervisory and administrative fees, or reimburse the Fund, to the extent that the Fund's organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (calculated as a percentage of average daily net assets attributable to each class). This Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. Under certain conditions, PIMCO may recoup amounts waived or reimbursed in future periods, not exceeding three years.

6 PIMCO has contractually agreed, through July 31, 2019, to reduce its advisory fee by 0.01% of the average daily net assets of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years.

7 PIMCO has contractually agreed, through October 31, 2019, to reduce its management fee by 0.07% of the average daily net assets of the Fund. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years.

8 To maintain certain net yields for the Fund, PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Fund's fees and expenses.

9 PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Capital Securities Fund (Cayman) Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

10 PIMCO has contractually agreed, through October 31, 2019, to reduce its advisory fee by 0.20% of the average daily net assets of the Fund. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years.

11 PIMCO has contractually agreed, through October 31, 2019, to reduce its advisory fee by 0.10% of the average daily net assets of the Fund. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years.

12 PIMCO has contractually agreed, through July 31, 2019, to reduce its advisory fee by 0.15% of the average daily net assets of the Fund. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years.

13 PIMCO has contractually agreed, through July 31, 2019, to reduce its advisory fee by 0.03% of the average daily net assets of the Fund. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years.

14 PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for each share class of the Fund by 0.05% of the average daily net assets attributable to the applicable class of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term.

15 PIMCO has contractually agreed, through July 31, 2019, to reduce its advisory fee by 0.15% of the average daily net assets of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years.

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Prospectus

16 PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund VIII, Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

Individual Portfolio Managers

The following individuals have primary responsibility for managing each of the noted Funds.

Fund	Portfolio Manager	Since	Recent Professional Experience

PIMCO REALPATH® Blend Income Fund
PIMCO REALPATH® Blend 2020 Fund
PIMCO REALPATH® Blend 2025 Fund
PIMCO REALPATH® Blend 2030 Fund
PIMCO REALPATH® Blend 2035 Fund
PIMCO REALPATH® Blend 2040 Fund
PIMCO REALPATH® Blend 2045 Fund
PIMCO REALPATH® Blend 2050 Fund
PIMCO REALPATH® Blend 2055 Fund

	Erin Browne	1/19

Managing Director, PIMCO. Ms. Browne is a portfolio manager in the Newport Beach office, focusing on multi-asset strategies. In her role, she works with PIMCO's asset allocation team and with portfolio managers across asset classes and sectors globally. Prior to joining PIMCO in 2018, Ms. Browne was a managing director and head of asset allocation at UBS Asset Management, helping to drive the firm's macro research, capital market assumptions, tactical asset allocation and strategic asset allocation views across asset classes. Previously, she was head of macro investments at UBS O'Connor, a multi-strategy hedge fund manager, and a global macro portfolio manager at Point72 Asset Management. Ms. Browne has also held roles at Citigroup, Moore Capital Management and Neuberger Berman, and she began her career at Lehman Brothers. She has investment experience since 2002 and holds a bachelor's degree in economics from Georgetown University.

PIMCO REALPATH® Blend Income Fund
PIMCO REALPATH® Blend 2020 Fund
PIMCO REALPATH® Blend 2025 Fund
PIMCO REALPATH® Blend 2030 Fund
PIMCO REALPATH® Blend 2035 Fund
PIMCO REALPATH® Blend 2040 Fund
PIMCO REALPATH® Blend 2045 Fund
PIMCO REALPATH® Blend 2050 Fund
PIMCO REALPATH® Blend 2055 Fund

	Rahul Devgon	12/15

Senior Vice President, PIMCO. Mr. Devgon is a portfolio manager focusing on asset allocation strategies. Prior to joining PIMCO in 2013, Mr. Devgon was associated with Moore Capital where he traded global macro assets.

PIMCO REALPATH® Blend Income Fund
PIMCO REALPATH® Blend 2020 Fund
PIMCO REALPATH® Blend 2025 Fund
PIMCO REALPATH® Blend 2030 Fund
PIMCO REALPATH® Blend 2035 Fund
PIMCO REALPATH® Blend 2040 Fund
PIMCO REALPATH® Blend 2045 Fund
PIMCO REALPATH® Blend 2050 Fund
PIMCO REALPATH® Blend 2055 Fund

	Graham A. Rennison	12/15

Senior Vice President, PIMCO. Mr. Rennison is a portfolio manager in the quantitative strategies group. He was previously a member of the client analytics group, advising clients on strategic asset allocation. Prior to joining PIMCO in 2011, Mr. Rennison was a director and head of systematic strategies research at Barclays Capital in New York and also spent five years at Lehman Brothers. He holds master's and undergraduate degrees in mathematics from Cambridge University, England.

PIMCO REALPATH® Blend Income Fund
PIMCO REALPATH® Blend 2020 Fund
PIMCO REALPATH® Blend 2025 Fund
PIMCO REALPATH® Blend 2030 Fund
PIMCO REALPATH® Blend 2035 Fund
PIMCO REALPATH® Blend 2040 Fund
PIMCO REALPATH® Blend 2045 Fund
PIMCO REALPATH® Blend 2050 Fund
PIMCO REALPATH® Blend 2055 Fund

	Mihir Worah	12/15

CIO Real Return and Asset Allocation and Managing Director, PIMCO. Mr. Worah is a portfolio manager and head of the real return and multi-asset portfolio management teams. Prior to joining PIMCO in 2001, he was a postdoctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. In 2012 he coauthored "Intelligent Commodity Indexing," published by McGraw-Hill. He has investment experience since 2003 and holds a Ph.D. in theoretical physics from the University of Chicago.

Please see the SAI for additional information about other accounts managed by the portfolio managers, the portfolio managers' compensation and the portfolio managers' ownership of shares of the Funds.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Investment Adviser, the Distributor (as defined below), the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this prospectus nor summary prospectus, the Trust's SAI, any contracts filed as exhibits to the Trust's registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend this, or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust's then-current prospectus or SAI.

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Distributor

The Trust's Distributor is PIMCO Investments LLC (the "Distributor"). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the Securities and Exchange Commission ("SEC"). Please note all direct account requests or inquiries should be mailed to the Trust's transfer agent at P.O. Box 219294, Kansas City, MO 64121-9294 and should not be mailed to the Distributor.

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Prospectus

Classes of Shares

Class A, Class R, Institutional Class and Administrative Class shares of the Funds are offered in this prospectus. Each share class represents an investment in the same Fund, but each class has its own expense structure and arrangements for shareholder services or distribution, which allows you to choose the class that best fits your situation and eligibility requirements.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment, the expenses borne by each class, which are detailed in the fee table and example at the front of this prospectus, any initial sales charge or contingent deferred sales charge ("CDSC") applicable to a class and whether you qualify for any reduction or waiver of sales charges, and the availability of the share class for purchase by you. Certain classes have higher expenses than other classes, which may lower the return on your investment when compared to a less expensive class. Individual investors can generally invest in Class A shares. Only certain investors may purchase Institutional Class, Administrative Class and Class R shares.

The availability of sales charge waivers and discounts may depend on whether you purchase Fund shares directly from the Distributor or a financial firm. More information regarding sales charge waivers and discounts is summarized below.

The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial firms for distribution and other services. More information about the Trust's multi-class arrangements is included in the SAI and can be obtained free of charge by visiting pimco.com or by calling 888.87.PIMCO.

Sales Charges

Initial Sales Charges — Class A Shares

This section includes important information about sales charge reduction programs available to investors in Class A shares of the Funds and describes information or records you may need to provide to the Distributor or your financial firm in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the NAV of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Funds through a financial firm, it is the responsibility of the financial firm to ensure that you obtain the proper "breakpoint" discount.

Amount of Purchase	Initial Sales Charge as % of Public Offering Price	Initial Sales Charge as % of Net Amount Invested
Under $50,000	5.50%	5.82%
$50,000 but under $100,000	4.50%	4.71%
$100,000 but under $250,000	3.50%	3.63%
$250,000 but under $500,000	2.50%	2.56%
$500,000 but under $1,000,000	2.00%	2.04%
$1,000,000 +	0.00%*	0.00%*

* As shown, investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, unless eligible for a waiver, certain purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1.00% if the shares are redeemed during the first 12 months after their purchase. See "Contingent Deferred Sales Charges — Class A Shares" below.

Investors in the Funds may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, Right of Accumulation (Cumulative Quantity Discount), Letter of Intent or Reinstatement Privilege. These programs, which apply to purchases of one or more funds that are series of the Trust or PIMCO Funds that offer Class A shares (other than the Money Market series of PIMCO Funds) (collectively, "Eligible Funds"), are summarized below and are described in greater detail in the SAI.

Combined Purchase Privilege and Right of Accumulation (Breakpoints). A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase (the "Combined Purchase Privilege"). In addition, a Qualifying Investor may obtain a reduced sales charge on Class A shares by adding the purchase value of Class A shares of an Eligible Fund with the current aggregate NAV of all Class A and Class C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor (the "Right of Accumulation" or "Cumulative Quantity Discount").

The term "Qualifying Investor" refers to:

1. an individual, such individual's spouse or domestic partner, as recognized by applicable state law, or such individual's children under the age of 21 years (each a "family member") (including family trust* accounts established by such a family member) including, but not limited to, IRA, SIMPLE, and non-IRA accounts that registered to the individual's SSN; or

2. a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved; or

3. an employee benefit plan of a single employer.

* For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege, Right of Accumulation or Letter of Intent, a "family trust" is one in which a family member, as defined in section (1) above, or a direct lineal descendant(s) of such person is/are the beneficiary(ies), and such person or another family member, direct lineal ancestor or sibling of such person is/are the trustee(s).

Please see the SAI for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.

Letter of Intent. Investors may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent ("LOI") which expresses intent to invest not less than $50,000 (or $100,000 in the case of those Funds with an initial sales charge breakpoint of $100,000) within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made

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at the public offering price or prices applicable at the time of such purchase to a single purchase of the dollar amount indicated in the Letter of Intent. The value of the investor's account(s) linked to a Letter of Intent will be included at the start date of the Letter of Intent. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased. Redemptions during the LOI period will not count against the shareholder, but a CDSC may be charged for LOIs of $1,000,000.

In making computations concerning the amount purchased for purposes of a Letter of Intent, the Right of Accumulation value of eligible accounts will be included in the computation when the Letter of Intent begins in addition to purchases made during the Letter of Intent period.

Method of Valuation of Accounts. To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the public offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Right of Accumulation (Cumulative Quantity Discount).

Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption date. The limitations and restrictions of this program are fully described in the SAI.

Sales at Net Asset Value. In addition to the programs summarized above, the Funds may sell their Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including: individuals having certain relationships or accounts subject to certain agreements with the Trust, certain of its affiliates, PIMCO Funds, certain broker-dealers or the Distributor; individuals purchasing shares through certain types of omnibus or wrap accounts; investors engaging in certain transactions related to IRAs or other qualified retirement plan accounts; investors making certain purchases following the announcement of a Fund or share class liquidation or following certain share class conversions; and any other person for which the Distributor determines that there will be minimal cost borne by the Distributor associated with the sale." Please see the SAI for additional details.

If you are eligible to buy both Class A shares and Institutional Class shares, you should buy Institutional Class shares because Class A shares may be subject to sales charges and an annual 0.25% service fee.

Required Shareholder Information and Records. In order for investors in Class A shares of the Funds to take advantage of sales charge reductions, an investor or his or her financial firm must notify the Fund that the investor qualifies for such a reduction. If the Fund is not notified that the investor is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the investor's account. An investor may have to provide certain information or records to his or her financial firm or the Fund to verify the investor's eligibility for breakpoint discounts or sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Funds or other Eligible Funds held in:

■

all of the investor's accounts held directly with the Trust or through a financial firm;

■

any account of the investor at another financial firm; and

■

accounts of Qualifying Investors at any financial firm.

The SAI provides additional information regarding eliminations of and reductions in sales loads associated with Eligible Funds. You can obtain the SAI free of charge from PIMCO by written request, by visiting pimco.com or by calling 888.87.PIMCO.

Contingent Deferred Sales Charges

Class A Shares

Unless you are eligible for a waiver, if you purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) of a Fund, you will be subject to a 1% CDSC if you sell (redeem) your Class A shares within 12 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See "Reductions and Waivers of Initial Sales Charges and CDSCs" below.

How CDSCs will be Calculated

A CDSC is imposed on redemptions of Class A shares (where applicable) on the amount of the redemption which causes the current value of your account for the particular class of shares of the Fund to fall below the total dollar amount of your purchase payments subject to the CDSC.

The following rules apply under the method for calculating CDSCs:

■

Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.

■

For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV of $10. If the Fund's NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.

■

CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.

■

In determining whether a CDSC is payable, it is assumed that you will redeem first the lot of shares which will incur the lowest CDSC.

Reductions and Waivers of Initial Sales Charges and CDSCs

The initial sales charges on Class A shares and the CDSCs on Class A shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. See "Sales at Net Asset Value" above for information on Class A initial sales charges. CDSCs on Class A and Class C shares may be reduced or waived in certain circumstances, including for: redemptions in connection with certain distributions, withdrawals or returns

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Prospectus

of excess contributions from or exchanges to certain retirement plan accounts or IRAs; certain redemptions following death or disability; certain redemptions of shares subject to an Automatic Withdrawal Plan or pursuant to certain agreements with the Distributor; redemptions by individuals having certain relationships with the Trust, certain of its affiliates, PIMCO Funds or the Distributor; redemptions effected by a Fund as a result of an account not satisfying applicable minimum account size requirements; redemptions in connection with certain reorganizations and liquidations; redemptions by certain shareholders demonstrating hardship, as determined in the sole discretion of the Trust; certain intra-fund exchanges of Class A shares for Institutional Class shares; and redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a financial firm with which the Distributor has an agreement with respect to such purchases. In addition, investors will not be subject to CDSCs for certain transactions where, pursuant to certain agreements between a broker-dealer and the Distributor, the Distributor did not pay at the time of purchase the amount it normally would have to the broker-dealer. Please see the SAI for additional details.

Shares Purchased or Held Through Financial Firms

The availability of sales charge waivers and discounts may depend on the particular financial firm or type of account through which you purchase or hold Fund shares. The Funds' sales charge waivers and discounts disclosed in this prospectus are available for qualifying purchases made directly from the Distributor and are generally available through financial firms unless otherwise specified in Appendix B. The sales charge waivers and discounts available through certain other financial firms are set forth in Appendix B to this prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts), which may differ from those available for purchases made directly from the Distributor or certain other financial firms. Please contact your financial firm for more information regarding sales charge waivers and discounts available to you and the financial firm's related policies and procedures.

No Sales Charges — Class R Shares

The Funds do not impose any sales charges or other fees on purchases, redemptions or exchanges of Class R shares. Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan's financial firm has an agreement with the Distributor or the Trust to utilize Class R shares in certain investment products or programs (collectively, "specified benefit plans"). In addition, Class R shares also are generally available only to specified benefit plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the benefit plan level or at the level of the plan's financial firm). Class R shares are not available to retail or non-specified benefit plan accounts, traditional and Roth IRAs (except through certain omnibus accounts), Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans.

The administrator of a specified benefit plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Plan participants may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. In most cases, the Trust's transfer agent will have no information with respect to or control over accounts of specific Class R shareholders, and a shareholder may obtain information about accounts only through the specified benefit plan.

Eligible specified benefit plans generally may open an account and purchase Class R shares by contacting any broker, dealer or other financial firm authorized to sell or process transactions in Class R shares of the Funds. Eligible specified benefit plans may also purchase shares directly from the Distributor. See "Purchasing Shares — Class R" below. Additional shares may be purchased through a benefit plan's administrator or recordkeeper.

Financial firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by specified benefit plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes.

Moreover, financial firms and specified benefit plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-accounting and other shareholder services. A financial firm or specified benefit plan may be paid for its services directly or indirectly by the Funds, the Administrator, another affiliate of the Fund or the Distributor (normally not to exceed an annual rate of 0.50% of a Fund's average daily net assets attributable to its Class R shares and purchased through such firm or specified benefit plan for its clients although payments with respect to shares in retirement plans are often higher). PIMCO or its affiliates may pay a financial firm or specified benefit plan an additional amount not to exceed 0.25% for sub-accounting or other shareholder services.

These fees and expenses could reduce an investment return in Class R shares. For further information on Class R shares and related items, please refer to the SAI.

No Sales Charges - Institutional Class and Administrative Class Shares

The Funds do not impose any sales charges or other fees on purchases, redemptions or exchanges of Institutional Class or Administrative Class shares. Only certain investors are eligible to purchase these share classes. Your financial advisor or financial firm can help you determine if you are eligible to purchase Institutional Class or Administrative Class shares. You can also call 888.87.PIMCO.

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An investor transacting in Institutional Class shares may be required to pay a commission to a broker or other financial firm. Other share classes of the Funds that have different fees and expenses are available.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances, and "wrap account" programs established with broker-dealers or other financial firms may purchase Institutional Class or Administrative Class shares only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial firms that charge their customers transaction or other fees with respect to their customers' investments in the Funds.

Administrative Class shares are offered primarily through broker-dealers, other financial firms, and employee benefit plan alliances. Each Fund typically pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

Distribution and Servicing (12b-1) Plans

Class A and Class R Shares. The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares ("distribution fees") and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts ("servicing fees"). These payments are made pursuant to Distribution and Servicing Plans ("12b-1 Plans") adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act.

Class A shares pay only servicing fees. Class R shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund's average daily net assets attributable to the particular class of shares):

	Servicing Fee	Distribution Fee
Class A	0.25%	0.00%
Class R	0.25%	0.25%

Because distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges, such as sales charges that are deducted at the time of investment. Therefore, although Class R shares do not pay initial sales charges, the distribution fees payable on Class R shares may, over time, cost you more than the initial sales charge imposed on Class A shares.

Administrative Class Shares. The Trust has adopted, pursuant to Rule 12b-1 under the 1940 Act, a separate Distribution and Servicing Plan for the Administrative Class shares of the Funds. The Distribution and Servicing Plans permit the Funds to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Administrative Class shares. Most or all of the distribution and service (12b-1) fees are paid to financial firms through which shareholders may purchase or hold shares. Because these fees are paid out of a Fund's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares.

The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each Distribution and Servicing Plan (calculated as a percentage of each Fund's average daily net assets attributable to the particular class of shares):

Administrative Class	Distribution and/or Servicing Fee
All Funds	0.25%

Servicing Arrangements

Shares of the Funds may be available through broker-dealers, banks, trust companies, insurance companies and other financial firms that have entered into shareholder servicing arrangements with respect to the Funds. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this prospectus) or provides services for mutual fund shareholders. These financial firms provide varying investment products, programs, platforms and accounts, through which investors may purchase, redeem and exchange shares of the Funds. Shareholder servicing arrangements typically include processing orders for shares, generating account and confirmation statements, sub-accounting, account maintenance, tax reporting, collecting and posting distributions to investor accounts and disbursing cash dividends as well as other investment or administrative services required for the particular firm's products, programs, platform and accounts.

PIMCO and/or its affiliates may make payments to financial firms for the shareholder services provided. These payments are made out of PIMCO's resources, including the supervisory and administrative fees paid to PIMCO under the Funds' supervision and administration agreement. The actual services provided by these firms, and the payments made for such services, vary from firm to firm. The payments may be based on a fixed dollar amount for each account and position maintained by the financial firm and/or a percentage of the value of shares held by investors through the firm. Please see the SAI for more information.

These payments may be material to financial firms relative to other compensation paid by the Funds, PIMCO and/or its affiliates and may be in addition to other fees and payments, such as distribution and/or service (12b-1) fees, revenue sharing or "shelf space" fees and event support, other non-cash compensation and charitable contributions paid to or at the request of such firms (described below). Also, the payments may differ depending on the Fund or share class and may vary from amounts paid to the Funds' transfer agent for providing similar services to other accounts. PIMCO and/or its affiliates do not control these financial firms' provision of the services for which they are receiving payments.

These financial firms may impose additional or different conditions than the Funds on purchases, redemptions or exchanges of shares. They may also

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Prospectus

independently establish and charge their customers or program participants transaction fees, account fees and other amounts in connection with purchases, redemptions and exchanges of shares in addition to any fees imposed by the Funds. These additional fees may vary and over time could increase the cost of an investment in the Funds and lower investment returns. Each financial firm is responsible for transmitting to its customers and program participants a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of these financial firms or participants in programs serviced by them should contact the financial firm for information regarding these fees and conditions.

Other Payments to Financial Firms

Some or all of the sales charges, distribution fees and servicing fees described above are paid or "reallowed" to the financial firm, including their financial advisors through which you purchase your shares. With respect to Class C shares, the financial firms are also paid at the time of your purchase a commission of up to 1.00% of your investment in such share class. Please see the SAI for more details.

The Distributor or PIMCO (for purposes of this subsection only, collectively, the "Distributor") make payments and provide other incentives to financial firms as compensation for services such as providing the Funds with "shelf space," or a higher profile for the financial firms' financial advisors and their customers, placing the Funds on the financial firms' preferred or recommended fund list, granting the Distributor access to the financial firms' financial advisors and furnishing marketing support and other specified services. These payments may be significant to the financial firms.

A number of factors are considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund and/or other funds sponsored by the Distributor together or a particular class of shares, during a specified period of time. The Distributor also makes payments to one or more financial firms based upon factors such as the amount of assets a financial firm's clients have invested in the Funds and the quality of the financial firm's relationship with the Distributor.

The additional payments described above are made from the Distributor's or PIMCO's (or their affiliates') own assets (and sometimes, therefore referred to as "revenue sharing") pursuant to agreements with financial firms and do not change the price paid by investors for the purchase of a Fund's shares or the amount a Fund will receive as proceeds from such sales. These payments may be made to financial firms (as selected by the Distributor) that have sold significant amounts of shares of the Funds. With respect to Class A and Class C shares, except as described in the following paragraph, the level of payments made to a financial firm will vary and generally will not exceed in any billing period the sum of: (a) 0.10% of gross sales of Class A and Class C shares of the Trust and PIMCO Funds by such financial firm; and (b) an annual rate of 0.03% of the assets attributable to that financial firm invested in Class A and Class C shares of the funds of the Trust and funds of PIMCO Funds (as determined by the contractual arrangement between the parties) (the "10/3 cap"). In certain cases, the payments described in the preceding sentence are subject to minimum payment levels or vary based on the advisory fee or total expense ratio of the relevant Fund(s). In lieu of payments pursuant to the foregoing formula, the Distributor, PIMCO or their affiliates make, in certain instances, payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formula.

Financial firms with a combined AUM in excess of $5 billion in Class A, Class C and I-2 shares of funds of the Trust and PIMCO Funds that have a written agreement with the Distributor to receive revenue sharing payments on the applicable share class (for purposes of this paragraph, "Eligible Firms") are eligible for marketing support payments beyond those described in the preceding paragraph on certain Eligible Assets (as defined below). The total payment in any billing period (as determined by the contractual arrangement between the parties) to any Eligible Firm with an agreement to receive revenue sharing payments on I-2 shares generally shall not exceed 0.05% of the combined Eligible Assets of Class A, Class C and I-2 shares of the funds of the Trust and PIMCO Funds. Should any Eligible Firm not collect marketing support on I-2 shares, the total payment to such Eligible Firm generally shall not exceed the greater of: (a) 0.05% of Eligible Assets of Class A and Class C shares of funds of the Trust and funds of PIMCO Funds; or (b) the 10/3 cap with respect to Class A and Class C shares only. With respect to the Eligible Firms receiving marketing support payments with respect to I-2 shares pursuant to this paragraph, payments may be lower for particular funds of the Trust or funds of PIMCO Funds as compared to other funds of the Trust or funds of PIMCO Funds. "Eligible Assets" for purposes of this paragraph are all assets of Class A, Class C and I-2 shares of funds of the Trust and funds of PIMCO Funds attributable to such Eligible Firm less any such assets attributable to the Eligible Firm that the Eligible Firm instructs the Distributor in writing to exclude.

Payments for revenue sharing, in certain circumstances, may also be made to financial firms in connection with the marketing and sale of model portfolios developed by PIMCO. Such payments relate to assets under management, the advisory fee, the total expense ratio, or sales of any share class, of the Funds in such PIMCO-developed models.

In addition to the payments described above, the Distributor or its employees and representatives pay and/or reimburse, at their own expense, financial firms' sponsorship and/or attendance at conferences, seminars or informational meetings ("event support"), provide financial firms or their personnel with occasional tickets to events or other entertainment, meals and small gifts or pay or provide reimbursement for reasonable travel and lodging expenses for attendees of PIMCO educational events ("other non-cash compensation"), and make charitable contributions to valid charitable organizations at the request of financial firms ("charitable contributions") and make financial contributions pertaining to sales incentives, each to the extent permitted by applicable law, rules and regulations.

In addition, wholesaler representatives of the Distributor visit financial firms on a regular basis to market and educate financial advisors and other personnel about the Funds. These payments, reimbursements and activities may provide additional access to financial advisors at these financial firms, which may increase purchases and/or reduce redemptions of Fund shares.

The Distributor and/or PIMCO also may pay financial firms for certain services including technology, operations, tax, or audit consulting services,

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and may pay such firms for the Distributor's attendance at investment forums sponsored by such firms or for various studies, surveys, or access to databases. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to financial firms and their affiliates and may execute brokerage transactions on behalf of the Funds with such financial firms' affiliates. These consultants or their affiliates may, in the ordinary course of their financial firm business, recommend that their clients utilize PIMCO's investment advisory services or invest in the Funds or in other products sponsored or distributed by the Distributor.

If investment advisers, distributors or affiliated persons of mutual funds make payments and provide other incentives in differing amounts, financial firms and their financial advisors may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial advisors may have a financial incentive for recommending a particular share class over other share classes. A shareholder who holds Fund shares through a financial firm should consult with the shareholder's financial advisor and review carefully any disclosure by the financial firm as to its compensation received by the financial advisor.

Although the Funds may use financial firms that sell Fund shares to effect transactions for the Funds' portfolios, the Funds and PIMCO will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the SAI.

Purchases, Redemptions and Exchanges

The following section provides basic information about how to purchase, redeem and exchange shares of the Funds.

More detailed information about purchase, redemption and exchange arrangements for Fund shares is provided in the SAI, which can be obtained free of charge by written request to the Funds at P.O. Box 219294, Kansas City, MO 64121-9294, visiting pimco.com or by calling 888.87.PIMCO. The SAI provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

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Automated telephone and wire transfer procedures

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Automatic purchase, exchange and withdrawal programs

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A link from your PIMCO Fund account to your bank account

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Special arrangements for tax-qualified retirement plans

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Investment programs which allow you to reduce or eliminate the initial sales charges

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Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

In addition to the other methods and notwithstanding any limitations described herein, shareholders with eligible Fund direct accounts may purchase Class A shares, and redeem (sell) and exchange Class A shares, by accessing their accounts online at pimco.com/MyAccountAccess. Shareholders with eligible Fund direct accounts in the Institutional class may purchase, redeem (sell) and exchange shares by accessing their accounts online at pimco.com/InstitutionalAccountAccess. Accordingly, an investor must first establish a Fund direct account by completing and mailing the appropriate account application. Online redemptions are not available for all Fund direct accounts because in certain cases, a signature guarantee may be required.

If a shareholder elects to use Account Access to effect transactions for his/her Fund direct account, the shareholder will be required to establish and use a user ID and password. Shareholders are responsible for keeping their user IDs and passwords private. A Fund will not be liable for relying on any instructions submitted online. Submitting transactions online may be difficult (or impossible) during drastic economic or market changes or during other times when communications may be under unusual stress. Please see the Funds' SAI for additional terms, conditions and considerations.

If a shareholder elects not to use Account Access to view their account or effect transactions, the shareholder should not establish online account access. If online account access has already been established and the client no longer wants the account accessible online, the client can call 888.87.PIMCO and request to suspend online access.

The Trust typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the U.S. at the time of sale.

The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. The Trust or the Distributor may lower or waive the minimum initial or subsequent investment for certain categories of investors at their discretion. Please see the SAI for details.

Purchasing Shares — Class A

You can purchase Class A shares of the Funds in the following ways:

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Through your broker-dealer or other financial firm. Your broker-dealer or other financial firm may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker-dealer or other financial firm will normally be held in your account with that firm.

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Through the Distributor. You should discuss your investment with your financial advisor before you make a purchase to be sure the Fund is appropriate for you. To make direct investments, your broker-dealer or other financial firm must open an account with the Trust and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

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Investment Minimums — Class A Shares. The following investment minimums apply for purchases of Class A shares.

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Purchasing Shares — Class R

Eligible plan investors may purchase Class R shares of the Funds at the relevant NAV of that class without a sales charge. See "No Sales Charges — Class R Shares" above. Plan participants may purchase Class R shares only through their specified benefit plans. In connection with purchases, specified benefit plans are responsible for forwarding all necessary documentation to their financial firm or the Distributor. Specified benefit plans and financial firms may charge for such services.

Specified benefit plans may also purchase Class R shares directly through the Distributor. To make direct investments, a plan administrator must open an account with the Fund and send payment for Class R shares either by mail or through a variety of other purchase options and plans offered by the Trust. Specified benefit plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the specified benefit plan level.

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Investment Minimums — Class R Shares. There is no minimum initial or additional investment in Class R shares.

To invest directly by mail, specified benefit plans should send a check payable to the PIMCO Family of Funds, along with a completed Account Application to the Trust by mail to PIMCO Equity Series, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight courier to PIMCO Equity Series, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407.

The Funds accept all purchases by mail subject to collection of checks at full value and conversion into federal funds. Investors may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to the PIMCO Family of Funds and should clearly indicate the relevant account number. Please call the Funds at 888.87.PIMCO if you have any questions regarding purchases by mail.

The Funds reserve the right to require payment by wire, Automatic Clearing House (ACH) or U.S. bank check. The Funds generally do not accept payments made by cash, money order, temporary/starter checks, third-party checks, credit card checks, traveler's check, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The SAI describes a number of additional ways you can make direct investments, including through the PIMCO Funds Automatic Investment Plan and ACH Network. You can obtain the SAI free of charge from the Funds by written request to the address above, visiting pimco.com or by calling 888.87.PIMCO.

Purchasing Shares — Institutional Class and Administrative Class

Eligible investors may purchase Institutional Class and Administrative Class shares of the Funds at the relevant NAV of that class without a sales charge. See "No Sales Charges — Institutional Class and Administrative Class Shares" above.

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Investment Minimums - Institutional Class and Administrative Class Shares. The following investment minimums apply for purchases of Institutional Class and Administrative Class shares.

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Initial Investment. Investors who wish to invest in Institutional Class and Administrative Class shares may obtain an Account Application online at pimco.com or by calling 888.87.PIMCO. See "No Sales Charges — Institutional Class and Administrative Class Shares." The completed Account Application may be submitted using the following methods:

Facsimile: 816.421.2861

Regular Mail:
     PIMCO Equity Series
     P.O. Box 219024
     Kansas City, MO 64121-9024
Overnight Mail:
     PIMCO Equity Series
     c/o DST Asset Manager Solutions, Inc.
     430 W. 7th Street STE 219024
     Kansas City, MO 64105-1407

E-mail: piprocess@dstsystems.com

Except as described below, an investor may purchase Institutional Class and Administrative Class shares only by wiring federal funds to:

PIMCO Equity Series c/o State Street Bank & Trust Co.
One Lincoln Street, Boston, MA 02111
ABA: 011000028
DDA: 9905-7432
ACCT: Investor PIMCO Account Number
FFC: Name of Investor and Name of Fund(s) in which you wish to invest

Before wiring federal funds, the investor must provide order instructions to the Transfer Agent by facsimile at 816.421.2861, by telephone at 888.87.PIMCO or by e-mail at piprocess@dstsystems.com (if an investor elected this option at account opening or subsequently in writing). In order to receive the current day's NAV, order instructions must be received in good order prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) ("NYSE Close"). Instructions must include the name and signature of an authorized person designated on the Account Application ("Authorized Person"), account name, account number, name of Fund and share class, and amount being wired. Failure to send the accompanying wire on the same day may result in the cancellation of the order. A wire received without order instructions generally will not be processed and may result in a return of wire; however, PIMCO may determine in its sole discretion to process the order based upon the information contained in the wire.

An investor may place a purchase order for shares without first wiring federal funds if the purchase amount is to be derived from an advisory account managed by PIMCO or one of its affiliates, or from an account with a broker-dealer or other financial firm that has established a processing relationship with the Trust on behalf of its customers.

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Additional Investments. An investor may purchase additional Institutional Class and Administrative Class shares of the Funds at any time by sending a facsimile or e-mail or by calling the Transfer Agent and wiring federal funds as outlined above.  Eligible Institutional Class shareholders may also purchase additional shares online at pimco.com/InstitutionalAccountAccess.

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Other Purchase Information. Purchases of a Fund's Institutional Class and Administrative Class shares will be made in full and fractional shares.

Purchasing Shares — Additional Information

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

Subject to the approval of the Trust, an investor may purchase shares of the Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if PIMCO intends to retain the security in the Fund as an investment. Assets purchased by the Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

In the interest of economy and convenience, certificates for shares will not be issued.

Redeeming Shares — Class A

You can redeem (sell) Class A shares of the Funds in the following ways:

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Through your broker-dealer or other financial firm. Your broker-dealer or other financial firm may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.

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Redemptions by Telephone. An investor that elects this option on the Account Application (or subsequently in writing) may request redemptions of Class A shares by calling the Trust at 888.87.PIMCO. An Authorized Person must state his or her name, account name, account number, name of Fund and share class, and redemption amount (in dollars or shares). Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person.

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Directly from the Trust by Written Request. To redeem shares directly from the Trust by written request, you must send the following items to the PIMCO Equity Series, P.O. Box 219294, Kansas City, MO 64121-9294:

1.

a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

2.

for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under "Signature Validation" below; and

3.

any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature validation is not required for redemptions requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 888.87.PIMCO before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You cannot redeem your shares by written request if they are held in "street name" accounts—you must redeem through your financial firm.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent's records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under "Signature Validation" below.

The SAI describes a number of additional ways you can redeem your shares, including:

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Telephone requests to the Transfer Agent

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Online Account Access

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Expedited wire transfers

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Automatic Withdrawal Plan

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Automated Clearing House (ACH) Network

Unless you specifically elect otherwise, your initial Account Application permits you to redeem shares by telephone subject to certain requirements. To be eligible for expedited wire transfer, Automatic Withdrawal Plan, and ACH privileges, you must specifically elect the particular option on your Account Application and satisfy certain other requirements. The SAI describes each of these options and provides additional information about selling shares.

Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial firm, that firm may charge you a commission or other fee for processing your redemption request.

Redeeming Shares — Class R

Class R shares may be redeemed through the investor's plan administrator. Investors do not pay any fees or other charges to the Trust when selling shares, although specified benefit plans and financial firms may charge for their services in processing redemption requests. Please contact the plan or firm for details.

Subject to any restrictions in the applicable specified benefit plan documents, plan administrators are obligated to transmit redemption orders

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to the Trust's Transfer Agent or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Specified benefit plans and financial firms will be responsible for furnishing all necessary documentation to the Trust's Transfer Agent and may charge for their services.

Redeeming Shares — Institutional Class and Administrative Class

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Redemptions in Writing. Investors may redeem (sell) Institutional Class and Administrative Class shares by sending a facsimile, written request or e-mail as follows:

Facsimile: 816.421.2861

Regular Mail:
     PIMCO Equity Series
     P.O. Box 219024
     Kansas City, MO 64121-9024
Overnight Mail:
     PIMCO Equity Series
     c/o DST Asset Manager Solutions, Inc.
     430 W. 7th Street STE 219024
     Kansas City, MO 64105-1407

E-mail: piprocess@dstsystems.com

The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed or made by an Authorized Person.

Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including those by fax or e-mail) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by utilizing fax or e-mail redemption, they may be giving up a measure of security that they might have if they were to redeem their shares by mail. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by fax or e-mail when desired. The Transfer Agent also provides written confirmation of transactions as a procedure designed to confirm that instructions are genuine.

All redemptions, whether initiated by mail, fax or e-mail, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Redeeming Shares - Additional Information."

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Redemptions by Telephone. An investor that elects this option on the Account Application (or subsequently in writing) may request redemptions of Institutional Class and Administrative Class shares by calling the Trust at 888.87.PIMCO. An Authorized Person must state his or her name, account name, account number, name of Fund and share class, and redemption amount (in dollars or shares). Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person.

In electing a telephone redemption, the investor authorizes PIMCO and the Transfer Agent to act on telephone instructions from any person representing him or herself to be an Authorized Person, and reasonably believed by PIMCO or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by electing the telephone option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that shareholders will be unable to redeem their shares by telephone when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. All telephone transactions are recorded, and PIMCO or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions initiated by telephone will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Redeeming Shares - Additional Information."

An Authorized Person may decline telephone exchange or redemption privileges after an account is opened by providing the Transfer Agent a letter of instruction signed by an Authorized Person. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by facsimile, e-mail or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

Redemptions Online

An investor may redeem Institutional Class shares through their account online. To access your online account, please log onto
pimco.com/InstitutionalAccountAccess and enter your account information and personal identification data.

A financial firm is obligated to transmit an investor's redemption orders to the Transfer Agent promptly and is responsible for ensuring that a redemption request is in proper form. The financial firm will be responsible for furnishing all necessary documentation to the Transfer Agent and may charge for its services.

Redeeming Shares — Additional Information

Redemptions of all Classes of Fund shares may be made on any day the NYSE is open, but may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

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In addition, a temporary hold may be placed on the disbursement of redemption proceeds from an account if there is a reasonable belief that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. Notice of such a delay will be provided in accordance with regulatory requirements. This temporary hold will be for an initial period of no more than 15 business days while an internal review of the facts and circumstances of the suspected financial exploitation is conducted, but the temporary hold may be extended for up to 10 additional business days if the internal review supports the belief that financial exploitation has occurred, is occurring, has been attempted, or will be attempted. Both the initial and additional hold on the disbursement may be terminated or extended by a state regulator or an agency or court of competent jurisdiction. For purposes of this paragraph, the term "Specified Adult" refers to an individual who is (A) a natural person age 65 and older; or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.

Following the receipt of a redemption request, redemption proceeds will normally be mailed to the redeeming shareholder within three calendar days or, in the case of wire transfer or ACH redemptions, will normally be sent to the designated bank account within one business day. Institutional Class shareholders may only receive redemption proceeds via wire transfer or ACH redemptions. ACH redemptions may be received by the bank on the second or third business day following a redemption request, but in either case may take up to seven days. In cases where shares have recently been purchased by personal check (Class A or Class R shareholders only), redemption proceeds may be withheld until the check has been collected, which may take up to 10 calendar days. To avoid such withholding, investors in Class A or Class R shares should purchase shares by certified or bank check or by wire transfer.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of Authorized Persons designated on the completed Account Application that are required to effect a redemption, and accompanied by a signature validation, as determined in accordance with the Trust's procedures, as more fully described below.

Retirement plan sponsors, participant recordkeeping organizations and other financial firms may also impose their own restrictions, limitations or fees in connection with transactions in the Funds' shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any additional restrictions, limitations or fees that are imposed in connection with transactions in Fund shares.

In order to meet redemption requests, the Funds typically expect to use a combination of sales of portfolio assets, holdings of cash and cash equivalents (including cash flows into Funds) and financing transactions (such as reverse repurchase agreements). These methods of meeting redemption requests are expected to be used regularly. The Funds reserve the right to use other types of borrowings and interfund lending. The use of borrowings (such as a line of credit) and interfund lending in order to meet redemption requests is typically expected to be used only during stressed market conditions, if at all. See "Characteristics and Risks of Securities and Investment Techniques—Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings" and the SAI for more information. The Funds' use of redemptions in kind is discussed below.

Redemptions In Kind

The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Signature Validation

When a signature validation is called for, a Medallion signature guarantee or Signature validation program (SVP) stamp may be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or Signature validation program recognized by the Securities Transfer Association. When a Medallion signature guarantee or SVP stamp is required, signature validations from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program or providing SVP stamps may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. The Trust may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus. Shareholders should contact the Transfer Agent for additional details regarding the Funds' signature validation requirements. In addition, PIMCO or the Transfer Agent may reject a Medallion signature guarantee or SVP stamp.

In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Account Application to effect transactions for the organization.

Minimum Account Size

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any account that falls below the values listed below.

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Class A. Investors should maintain an account balance in the Fund held by an investor of at least the minimum investment necessary to open the particular type of account. If an investor's balance for the Fund remains below the minimum for three months or longer, the Trust reserves the right (except in the case of employer-sponsored retirement accounts) to redeem an investor's remaining shares and close the Fund account. An investor's account will not be liquidated if

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the reduction in size is due solely to a decline in market value of Fund shares or another exception available through the Administrator's policies applies. An investor will receive advance notice of the Trust's intention to redeem the investor's shares and close the Fund account and will be given at least 60 days to bring the value of its account up to the required minimum.

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Institutional Class and Administrative Class. If, at any time, an investor's shares in an account do not have a value of at least $100,000 due to redemption by the investor, the Trust reserves the right to redeem an investor's remaining shares and close the Fund account. An investor's account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or another exception available through the Administrator's policies applies. An investor will receive advance notice of the Trust's intention to redeem the investor's shares and close the Fund account and will be given at least 60 days to bring the value of its account up to the required minimum.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Funds' prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 888.87.PIMCO. You will receive the additional copy within 30 days after receipt of your request by the Trust. Alternatively, if your shares are held through a financial institution, please contact the financial institution directly.

Exchanging Shares

You may exchange shares of a Fund for the same class of shares of any other fund of the Trust or a fund of PIMCO Funds that offers the same class of shares, subject to any restriction on exchanges set forth in the applicable Fund's prospectus. Shareholders interested in such an exchange may request a prospectus for these other funds by contacting the Trust.

Exchanges of Class A shares are subject to an initial $1,000 minimum (and subsequent $50 minimum) for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Automatic Exchange Plan. Specified benefit plans or financial service firms may impose various fees and charges, investment minimums and other requirements with respect to exchanges of Class R shares.

An exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See "Tax Consequences" in this prospectus and "Taxation" in the SAI.

Eligible investors who maintain their account directly with the Funds may submit a request to exchange Fund shares by accessing their account online. Eligible direct investors in Class A shares may access their online account via pimco.com/MyAccountAccess. Eligible direct investors in Institutional shares may access their online account via pimco.com/InstitutionalAccountAccess.

If you maintain your Class A or Class R account with the Trust, you may exchange shares by completing a written exchange request and sending it to PIMCO Equity Series, P.O. Box 219294, Kansas City, MO 64121-9294 or by calling the Funds at 888.87.PIMCO. Exchanges of an amount of $10 million or more must be submitted in writing by an Authorized Person. If you maintain your Institutional Class or Administrative Class shares with the Trust, you may exchange shares by following the redemption procedures for those classes above. If you maintain Class A, Class R, Institutional Class or Administrative Class shares through an intermediary, please contact the intermediary to conduct your transactions.

Shares of one class of a Fund may also be exchanged directly for shares of another class of the Fund, subject to any applicable sales charge and other rules, as described in the SAI.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect a Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days' advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A and Class R shares.

The SAI provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain the SAI free of charge from the Funds by written request to the address above, by visiting pimco.com or by calling 888.87.PIMCO.

Acceptance and Timing of Purchase Orders, Redemption Orders and Share Price Calculations

A purchase order received by the Trust or its designee prior to the NYSE Close, on a day the Trust is open for business, together with payment made in one of the ways described above will be effected at that day's NAV plus any applicable sales charge. An order received after the NYSE Close will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial firms on a business day prior to the  NYSE Close and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and financial firm will be effected at the NAV determined on the business day the order was received by the financial firm. The Trust is "open for business" on each day the NYSE is open for trading, which excludes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the Trust reserves the right to treat such day as a Business Day and accept purchase and redemption orders and calculate a Fund's NAV, in accordance with applicable law. A Fund reserves the right to close if the primary trading markets of the Fund's portfolio instruments are closed and the Fund's management believes that there is not an adequate market to meet purchase, redemption or exchange requests. On any business day when the Securities Industry and Financial Markets Association ("SIFMA") recommends that the securities markets close trading early, each Fund may close trading early. Purchase orders will be accepted only on days which the Trust is open for business.

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A redemption order received by the Trust or its designee prior to the NYSE Close on a day the Trust is open for business, is effective on that day (unless a specific subsequent trade date is provided). A redemption order received after that time becomes effective on the next business day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee, minus any applicable sales charge. However, orders received by certain broker-dealers and other financial firms on a business day prior to the NYSE Close and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and financial firm will be effected on the business day the order was received by the financial firm. The request must properly identify all relevant information such as trade date, account name, account number, redemption amount (in dollars or shares), the Fund name and the class of shares and must be executed by an Authorized Person.

The Trust and the Distributor each reserves the right, in its sole discretion, to accept or reject any order for purchase of Fund shares, including with respect to one or more share classes of a Fund. The Trust or the Distributor may reject an order for purchase of Fund shares for any reason or no reason. The sale of shares may be suspended during any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Additionally, redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

An investor should invest in the Fund for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of PIMCO, the purchases would adversely affect the Fund and its shareholders. In particular, the Trust and PIMCO each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Abusive Trading Practices

The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as "market timing." However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Funds' investment strategies may expose the Funds to risks associated with market timing activities. For example, since certain Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Funds' non-U.S. portfolio securities and the determination of the Funds' NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for a Fund's potential investment in securities of small capitalization companies, securities of issuers located in emerging markets, securities of distressed companies or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

Except as identified below, to discourage excessive, short-term trading and other abusive trading practices, the Board of Trustees of the Trust has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to a Fund and its shareholders ("Market Timing Policy"). Such activities may have a detrimental effect on a Fund and its shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund's investments, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders. Purchases and sales by a fund of funds, such as the Funds in certain Underlying PIMCO Funds may be exempt from certain limitations under the Market Timing Policy in order to allow the Fund to manage its cash flows and reallocate portfolio investments in the Underlying PIMCO Funds according to its allocation targets.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of a Fund's portfolio holdings and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as "stale price arbitrage," by the appropriate use of "fair value" pricing of a Fund's portfolio securities. See "How Fund Shares Are Priced" below for more information.

Second, the Trust and PIMCO seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transactions if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price and may also monitor for any attempts to improperly avoid the imposition of a redemption fee. Notice of such restrictions, if any, will vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Trust and/or PIMCO to identify short-term transactions in the Fund.

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Prospectus

Verification of Identity

To help the federal government combat the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person, or the control person(s) and/or beneficial owners of legal entity customers, that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person, or the control person(s) and/or beneficial owners of legal entity customers, that opens a new account:

1.

Name;

2.

Date of birth (for individuals);

3.

Residential or business street address; and

4.

Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver's license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual's identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

How Fund Shares Are Priced

The price of a Fund's shares is based on the Fund's NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that Fund or class, less any liabilities, by the total number of shares outstanding of that Fund or class.

On each day that the NYSE is open, Fund shares are ordinarily valued as of the NYSE Close. Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds' approved pricing services, quotation reporting systems and other third-party sources (together, "Pricing Services"). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange-traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies (other than ETFs), a Fund's NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security's value has materially changed after the close of the security's primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument ("zero trigger") between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund's portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is

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intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments, and in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services' prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Funds' use of fair valuation may also help to deter "stale price arbitrage" as discussed above under "Abusive Trading Practices."

Under certain circumstances, the per share NAV of a class of the Fund's shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the service and/or distribution fees applicable to certain classes of shares. Each Fund intends to declare income dividends and distribute them quarterly to shareholders of record.

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

A Fund's dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Account Application, by phone, or by submitting a written request, signed by an Authorized Person, indicating the account name, account number, name of Fund and share class. A shareholder may elect to invest all distributions in shares of the same class of any other fund of the Trust or PIMCO Funds which offers that class of shares at NAV. A shareholder must have an account existing in the fund selected for investment with the identical registered name. This option must be elected when the account is set up.

The financial service firm may offer additional distribution reinvestment programs or options. Please contact the firm for details.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in any Fund.

Each Fund will distribute substantially all of its income and gains to its shareholders every year, and shareholders will be taxed on distributions they receive.

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Taxes on Fund Distributions. A shareholder subject to U.S. federal income tax will be subject to tax on taxable Fund distributions of taxable income or capital gains whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, taxable Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

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Prospectus

Fund taxable dividends (i.e., distributions of investment income) are generally taxable to shareholders as ordinary income. A portion of distributions may be qualified dividends taxable at lower rates for individual shareholders. However, in light of the investment strategies of the Funds, it is not anticipated that a significant portion of the dividends paid by the Funds will be eligible to be reported as qualified dividends. Federal taxes on Fund distributions of gains are determined by how long a Fund owned the investments that generated the gains, rather than how long a shareholder has owned the shares. Distributions of gains from investments that the Fund owned for more than one year will generally be taxable to shareholders as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable as ordinary income.

The tax treatment of income, gains and losses attributable to foreign currencies (and derivatives on such currencies), and various other special tax rules applicable to certain financial transactions and instruments could affect the amount, timing and character of a Fund's distributions. In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions and may also possibly cause all, or a portion, of prior distributions to be reclassified as returns of capital for tax purposes. See "Returns of Capital" below.

Taxable Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder's investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

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Taxes on Redemption or Exchanges of Shares. You will generally have a taxable capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale. The amount of the gain or loss and the rate of tax will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them. When you exchange shares of a Fund for shares of another Fund, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

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Returns of Capital. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

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Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

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Recent Tax Legislation. Under recent tax legislation, individuals (and certain other noncorporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs and certain taxable income from publicly traded partnerships. Currently, there is not a mechanism for regulated investment companies to pass through the 20% deduction to shareholders although it is possible that a legislative or regulatory approach to do so may be provided in the future. As a result, in comparison, investors investing directly in REITs or publicly traded partnerships would generally be eligible for the 20% deduction for such taxable income from these investments while investors investing in REITs or publicly traded partnerships indirectly through a Fund would not be eligible for the 20% deduction for their share of such taxable income. In addition, under the recent tax legislation, REITs as well as other corporations will be subject to certain leverage limitations regarding the deductibility of interest expense. The effects of these and other provisions of the tax legislation on REITs' operations, on master limited partnerships, or on a Fund, is uncertain at this time.

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Important Tax Reporting Considerations. Your financial intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the IRS. This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing that you want to use another available method for cost basis reporting (for example, First In, First Out ("FIFO"), Last In, First Out ("LIFO"), Specific Lot Identification ("SLID") or High Cost, First Out ("HIFO")). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to automatic withdrawals made after January 1, 2012 or conducted via an automatic withdrawal plan.

If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

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A Note on PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, Underlying PIMCO Funds. One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. As such, each Underlying PIMCO Fund's ability to utilize direct investments in commodity-linked swaps, commodities or other commodity-linked derivatives as part of its investment strategy is limited to a maximum of 10 percent of its gross income.

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However, in a subsequent revenue ruling, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that creates commodity exposure may be considered qualifying income under the Code. In addition, the IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary will also constitute qualifying income to the Underlying PIMCO Funds, even if a subsidiary itself owns commodity-linked swaps. Based on the underlying tax principles relating to such rulings, the Underlying PIMCO Funds will continue to seek to gain exposure to the commodity markets primarily through investments in their respective Subsidiaries.

The IRS recently issued proposed regulations that, if finalized, would generally treat each Underlying PIMCO Fund's income inclusion with respect to its respective Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a "security" under the 1940 Act. In connection with issuing such revenue procedure, the IRS has revoked the Notes Rulings.

There can be no assurance that the IRS will not change its position with respect to some or all of these issues or that future legislation will not adversely impact the tax treatment of an Underlying PIMCO Fund's commodity-linked investments. If the IRS were to determine that income derived from certain commodity-linked notes or from investments in subsidiaries does not constitute qualifying income and if such positions were upheld or if future legislation were to adversely affect the tax treatment of Underlying PIMCO Fund investments, then the Underlying PIMCO Funds might cease to qualify as regulated investment companies and would be required to reduce their exposure to such investments which might result in difficulty in implementing their investment strategies. If such Underlying PIMCO Funds did not qualify as regulated investment companies for any taxable year, their taxable income would be subject to tax at the Underlying PIMCO Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed.

Furthermore, the tax treatment of the Underlying PIMCO Funds' investments in their respective Subsidiaries may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Underlying PIMCO Funds' taxable income or any distributions made by such Underlying PIMCO Funds or result in the inability of such Underlying PIMCO Funds to operate as described in their respective prospectuses.

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A Note on the Fund of Funds Structure. Each Fund's use of a fund of funds structure could affect the amount, timing and character of distributions to shareholders, and may therefore increase the amount of taxes payable by shareholders.

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A Note on the PIMCO CommodityRealReturn Strategy Fund®, PIMCO Long-Term Real Return Fund, PIMCO RealEstateRealReturn Strategy Fund and PIMCO Real Return Fund, Underlying PIMCO Funds. Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in each affected Underlying PIMCO Fund's gross income. Due to original issue discount, each affected Underlying PIMCO Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause each affected Underlying PIMCO Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

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Backup Withholding. Each Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders if they fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.

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Foreign Withholding Taxes. A Fund may be subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign securities. In that case, the Fund's total return on those securities would be decreased. Each Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations or foreign governments, or if at least 50% of the value of a Fund's total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, such Fund may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction. Although in some cases the Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain.

Foreign shareholders may be subject to U.S. tax withholding of 30% (or lower applicable treaty rate) on distributions from the Funds. Additionally, the Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends, and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive

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reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Funds to determine whether withholding is required.

This "Tax Consequences" section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see "Taxation" in the SAI for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds and of certain Acquired Funds described under "Fund Summaries" and "Description of Principal Risks" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Acquired Funds from time to time. Generally, the characteristics and risks of securities and investment techniques that may be used by the Funds and certain Acquired Funds from time to time are similar to those described below. However, the risks associated with an Acquired Fund's investments are described more fully in each Acquired Fund's prospectus. Accordingly, please see an Acquired Fund's prospectus for a more complete description of the Acquired Fund and the risks associated with its investments.

Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see "Investment Objectives and Policies" in the SAI for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

As a Fund may invest in shares of the Acquired Funds, the risks of investing in a Fund may be closely related to the risks associated with the Acquired Funds and their investments. However, as a Fund may also invest its assets directly in Fixed Income Instruments, equity securities, forwards or derivatives, such as options, futures contracts or swap agreements, other affiliated or unaffiliated funds, and other investments, the Fund may be directly exposed to certain risks described below.

Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies similar to a Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different portfolio management team or strategy, when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds. Significant shareholder purchases and redemptions may adversely impact a Fund's portfolio management. For example, a Fund may be forced to sell a comparatively large portion of its portfolio to meet significant shareholder redemptions, or hold a comparatively large portion of its portfolio in cash due to significant shareholder purchases, in each case when the Fund otherwise would not seek to do so. Such shareholder transactions may cause Funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase a Fund's transaction costs, accelerate the realization of taxable income if sales of securities resulted in gains, or otherwise cause a Fund to perform differently than intended. Similarly, significant shareholder purchases may adversely affect a Fund's performance to the extent the Fund is delayed in investing new cash and, as a result, holds a proportionally larger cash position than under ordinary circumstances and such impact may be heightened in funds of funds. While such risks may apply to Funds of any size, such risks are heightened in Funds with fewer assets under management. In addition, new Funds may not be able to fully implement their investment strategy immediately upon commencing investment operations, which could reduce investment performance.

More generally, a Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchase or redemption requests. Such large shareholders include, but are not limited to, other funds, institutional investors, and asset allocators who make investment decisions on behalf of underlying clients. Large shareholder transactions may cause Funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. In addition, such transactions may also cause the Fund to sell certain assets in order to meet purchase or redemption requests, which could indirectly affect the liquidity of the Fund's portfolio. Such transactions may also increase the Fund's transaction costs, decrease economies of scale, accelerate the realization of taxable income, or otherwise cause the Fund to perform differently than intended. While large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that a large shareholder can purchase or redeem a significant percentage of Fund shares at any time. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder, which could exacerbate any potential negative effects experienced by the Fund.

Investment Selection

In selecting securities for a Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The proportion of a Fund's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

With respect to fixed income investing, PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies,

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PIMCO may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that PIMCO's investment selection techniques will produce the desired results.

Fixed Income Instruments

"Fixed Income Instruments," as used generally in this prospectus, includes:

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securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

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corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

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mortgage-backed and other asset-backed securities;

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inflation-indexed bonds issued both by governments and corporations;

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structured notes, including hybrid or "indexed" securities and event-linked bonds;

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bank capital and trust preferred securities;

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loan participations and assignments;

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delayed funding loans and revolving credit facilities;

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bank certificates of deposit, fixed time deposits and bankers' acceptances;

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repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;

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debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

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obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

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obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Funds, to the extent permitted by the 1940 Act, or exemptive relief therefrom, may invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates that incorporates a security's yield, coupon, final maturity and call features, among other characteristics. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. Similarly, the price of a bond fund with an average duration of fifteen years would be expected to fall approximately 15% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities). PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.

Convertible and Equity Securities

Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company's directors. Common stockholders participate in company profits through dividends and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer's industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.

Each Fund may invest in convertible securities and equity securities, as well as securities related to equities. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital) and equity derivatives. Convertible securities are generally preferred securities and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

"Synthetic" convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire an equity security ("convertible component"). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred securities and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. A Fund may also purchase synthetic securities created by other parties, typically

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investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Preferred and other senior securities generally entitle the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred and other senior securities may pay fixed or adjustable rates of return. Preferred and other senior securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred and other senior securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred and other senior securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. In addition, preferred and other senior securities often have special redemption rights allowing issuers to redeem such securities at par earlier than scheduled. If these rights are exercised, a Fund may have to reinvest proceeds in less attractive securities.

Among other risks described in this prospectus, the following issues are particularly associated with investments in preferred and other senior securities.

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Deferral and Omission of Distributions. Preferred and other senior securities may include features permitting or requiring the issuer to defer or omit distributions. Among other things, such deferral or omission may result in adverse tax consequences for a Fund.

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Limited Voting Rights. Preferred and other senior securities generally do not have voting rights with respect to the issuer unless dividends have been in arrears for certain specified periods of time.

In the future, preferred or other senior securities may be offered with features different from those described above, and as such, may entail different risks. Over longer periods of time, certain types of preferred or other senior securities may become more scarce or less liquid as a result of legislative changes. Such events may result in losses to a Fund as the prices of securities it holds may be negatively affected. Revisions to bank capital requirements by international regulatory bodies, to the extent they are adopted in the United States, may also negatively impact the market for certain preferred or senior securities.

While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to its applicable investment restrictions, a Fund may consider convertible securities or equity securities to gain exposure to such investments.

At times, in connection with the restructuring of a preferred security or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred security or Fixed Income Instrument. Depending upon, among other things, PIMCO's evaluation of the potential value of such securities in relation to the price that could be obtained by a Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

High Yield Securities and Distressed Companies

Securities rated lower than Baa by Moody's, or equivalently rated by S&P or Fitch, are sometimes referred to as "high yield securities" or "junk bonds." Issuers of these securities may be distressed and undergoing restructuring, bankruptcy or other proceedings in an attempt to avoid insolvency. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield and distressed company securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities and debt securities of distressed companies may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Certain Funds may invest in securities that are in default with respect to the payment of interest or repayment of principal or present an imminent risk of default with respect to such payments. Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of the Fund's shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government

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National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Municipal Bonds

Municipal Bonds are generally issued by states, territories, possessions and local governments and their agencies, authorities and other instrumentalities. Municipal Bonds are subject to interest rate, credit and market risk, uncertainties related to the tax status of a Municipal Bond or the rights of investors invested in these securities. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. In addition, imbalances in supply and demand in the municipal market may result in a deterioration of liquidity and a lack of price transparency in the market. At certain times, this may affect pricing, execution and transaction costs associated with a particular trade. The value of certain municipal securities, in particular general obligation debt, may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, changes in accounting standards and by the phasing out of federal programs providing financial support. Lower rated Municipal Bonds are subject to greater credit and market risk than higher quality Municipal Bonds. The types of Municipal Bonds in which the Funds may invest include municipal lease obligations, municipal general obligation bonds, municipal essential service revenue bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity Municipal Bonds. The Funds may also invest in industrial development bonds, which are Municipal Bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Funds may also invest in securities issued by entities whose underlying assets are Municipal Bonds.

Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by a Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities ("Agency Securities")). As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Investment in pre-refunded Municipal Bonds held by a Fund may subject the Fund to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded Municipal Bonds, if a Fund sells pre-refunded Municipal Bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

Certain Funds may invest in trust certificates issued in tender option bond programs. In these programs, a trust typically issues two classes of certificates and uses the proceeds to purchase municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates. There is a risk that a Fund investing in a tender option bond program will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status.

A Fund's investment in the securities issued by a tender option bond trust may involve greater risk and volatility than an investment in a fixed rate bond, and the value of such securities may decrease significantly when market interest rates increase. Tender option bond trusts could be terminated due to market, credit or other events beyond a Fund's control, which could require the Fund to dispose of portfolio investments at inopportune times and prices. A Fund may use a tender option bond program as a way of achieving leverage in its portfolio, in which case the Fund will be subject to leverage risk.

In December 2013, regulators finalized rules implementing Section 619 (the "Volcker Rule") and Section 941 (the "Risk Retention Rules") of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and require that such programs be restructured. In particular, these rules preclude banking entities from: (i) sponsoring or acquiring interests in the trusts used to hold a Municipal Bond in the creation of tender option bond trusts; and (ii) continuing to service or maintain relationships with existing programs involving such trusts to the same extent and in the same capacity as existing programs. At this time, the full impact of these rules is not certain; however, in response to these rules, industry participants are continuing to explore various structuring alternatives for tender option bond programs. Because of the important role that tender option bond programs play in the Municipal Bond market, it is possible that implementation of these rules and any resulting impact may adversely impact the Municipal Bond market. For example, as a result of the implementation of these rules, the Municipal Bond market may experience reduced demand or liquidity and increased financing costs.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

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The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. See "Extension Risk" and "Prepayment Risk" below. The value of these securities may also fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgage- and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

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Extension Risk. Mortgage-related and other asset-backed securities are subject to Extension Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation later than expected. This may occur when interest rates rise. This may negatively affect Fund returns, as the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates.

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Prepayment Risk. Mortgage-related and other asset-backed securities are subject to Prepayment Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation earlier than expected (due to the sale of the underlying property, refinancing, or foreclosure). This may occur when interest rates decline. Prepayment may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. Each Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset backed IO, PO, or inverse floater securities.

Each Fund may invest in each of collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), other collateralized debt obligations ("CDOs") and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. Certain Funds may invest in other asset-backed securities that have been offered to investors.

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Privately Issued Mortgage-Related Securities. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. The risk of nonpayment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. Privately Issued Mortgage-Related Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

Loan Participations and Assignments

Each Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of all or portions of such loans. Participations and assignments involve special types of risk, including extension risk, prepayment risk, credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the value of the loan. In addition, the collateral underlying a loan may be unavailable or

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insufficient to satisfy a borrower's obligation, and a Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Reinvestment

Each Fund may be subject to the risk that the returns of a Fund will decline during periods of falling interest rates because the Fund may have to reinvest the proceeds from matured, traded or called debt obligations at interest rates below the Fund's current earnings rate. For instance, when interest rates decline, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, thereby forcing the Fund to invest in lower-yielding securities. A Fund also may choose to sell higher-yielding portfolio securities and to purchase lower-yielding securities to achieve greater portfolio diversification, because the Fund's portfolio manager believes the current holdings are overvalued or for other investment-related reasons. A decline in the returns received by a Fund from its investments is likely to have an adverse effect on the Fund's NAV, yield and total return.

Focused Investment

To the extent that a Fund focuses its investments in a particular sector, the Fund may be susceptible to loss due to adverse developments affecting that sector. These developments include, but are not limited to, governmental regulation; inflation; rising interest rates; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; competition from new entrants; high research and development costs; increased costs associated with compliance with environmental or other governmental regulations; and other economic, business or political developments specific to that sector. Furthermore, a Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of developments described above, which will subject the Fund to greater risk. A Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.

Variable and Floating Rate Securities

Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or a calendar quarter). Each Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Each Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities. Additionally, a Fund may also invest, without limitation, in residual interest bonds. Residual interest bonds are a type of inverse floater. See "Municipal Bonds."

Inflation-Indexed Bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS may also be divided into individual zero-coupon instruments for each coupon or principal payment (known as "iSTRIPS"). An iSTRIP of the principal component of a TIPS issue will retain the embedded deflation floor that will allow the holder of the security to receive the greater of the original principal or inflation-adjusted principal value at maturity. iSTRIPS may be less liquid than conventional TIPS because they are a small component of the TIPS market. Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus CPI. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

At the same time, the value of municipal inflation-indexed securities and such corporate inflation indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

Each Fund may obtain event-linked exposure by investing in "event-linked bonds" or "event-linked swaps" or by implementing "event-linked strategies." Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics related to such events. Some event-linked bonds are commonly

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referred to as "catastrophe bonds." If a trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and pricing transparency risks.

Bank Capital Securities and Trust Preferred Securities

There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred securities, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

Trust preferred securities have the characteristics of both subordinated debt and preferred securities. The primary advantage of the structure of trust preferred securities is that they are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements. Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. The market value of trust preferred securities may be more volatile than those of conventional debt securities. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings.

Foreign (Non-U.S.) Securities

Each Fund may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign (non-U.S.) government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. A Fund's investments in foreign (non-U.S.) securities may include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and similar securities that represent interests in a non-U.S. company's securities that have been deposited with a bank or trust and that trade on a U.S. exchange or OTC. ADRs, EDRs and GDRs may be less liquid or may trade at a different price than the underlying securities of the issuer. In the case of money market instruments other than commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the issuer of such money market instrument is organized under the laws of a non-U.S. country. In the case of commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the "country of exposure" of such instrument is a non-U.S. country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are money market instruments other than commercial paper and certificates of deposit, the issuer of such money market instrument is organized under the laws of a non-U.S. country or, in the case of underlying assets that are commercial paper or certificates of deposit, if the "country of exposure" of such money market instrument is a non-U.S. country). A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the "country of risk" of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the "country of risk" of the issuer's ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer.

Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Investors should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade

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with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Certain Funds also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

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Emerging Market Securities. Each Fund that may invest in foreign (non-U.S.) securities may invest in securities and instruments that are economically tied to developing (or "emerging market") countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if: the issuer is organized under the laws of an emerging market country; the currency of settlement of the security is a currency of an emerging market country; the security is guaranteed by the government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government); for an asset-backed or other collateralized security, the country in which the collateral backing the security is located is an emerging market country; or the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries or if an instrument's "country of exposure" is an emerging market country. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the "country of risk" of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the "country of risk" of the issuer's ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, a Fund emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign (Non-U.S.) Currencies

Direct investments in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign (non-U.S.) currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also

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can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

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Foreign Currency Transactions. Funds that invest in securities denominated in foreign (non-U.S.) currencies may engage in foreign currency transactions on a spot (cash) basis, enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Fund's ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. A contract to sell a foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts.

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Redenomination. Continuing uncertainty as to the status of the euro and the European Monetary Union (the "EMU") has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets and on the values of a Fund's portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, a Fund's investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to currency risk, liquidity risk and risk of improper valuation to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

There can be no assurance that if a Fund earns income or capital gains in a non-U.S. country or PIMCO otherwise seeks to withdraw a Fund's investments from a given country, capital controls imposed by such country will not prevent, or cause significant expense in, doing so.

Small-Cap and Mid-Cap Companies

Certain Funds may invest in equity securities of small-capitalization and mid-capitalization companies. The Funds consider a small-cap company to be a company with a market capitalization of up to $1.5 billion and a mid-cap company to be a company with a market capitalization of between $1.5 billion and $10 billion. Investments in small-cap and mid-cap companies involve greater risk than investments in large-capitalization companies. Small and mid-cap companies may not have an established financial history, which can present valuation challenges. The equity securities of small and mid-cap companies may be subject to increased market fluctuations, due to less liquid markets and more limited managerial and financial resources. A Fund's investment in small- and mid-cap companies may increase the volatility of the Fund's portfolio.

Short Sales

A Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. When making a short sale (other than a "short sale against the box"), a Fund must segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner. A Fund may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund's cost plus interest within a specified

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time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days and which may not be terminated within seven days at approximately the amount at which a Fund has valued the agreements are considered illiquid securities.

Derivatives

Each Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, spreads between different interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds). Each Fund may invest some or all of its assets in derivative instruments, subject to the Fund's objective and policies. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under "Investment Objectives and Policies" in the SAI.

A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund's exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund's investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the SAI. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

CPI Swap. A CPI swap is a fixed maturity, OTC derivative transaction in which the investor receives the "realized" rate of inflation as measured by the Consumer Price Index for All Urban Consumers over the life of the swap. The investor in turn pays a fixed annualized rate over the life of the swap. This fixed rate is often referred to as the "breakeven inflation" rate and is generally representative of the difference between treasury yields and TIPS yields of similar maturities at the initiation of the swap. CPI swaps are typically in "bullet" format, where all cash flows are exchanged at maturity. In addition to counterparty risk, CPI swaps are also subject to inflation risk, where the swap can potentially lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (fixed breakeven rate) that the investor agrees to pay at the initiation of the swap.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of certain derivative instruments involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms. Additionally, a short position in a credit default swap could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index could result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager may wish to retain a Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

Correlation Risk. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. For example, a swap agreement on an ETF would not correlate perfectly with the index upon which the ETF is based because the fund's return is net of fees and expenses. In this regard, the Funds offered in this prospectus may seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to

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closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of these Funds are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a Fund, or derivatives or other strategies used by a Fund, from achieving a desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fees, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a Fund and the determination of the NAV of Fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a Fund invests; (iv) a Fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a Fund (due to share purchases or redemptions, for example), potentially resulting in the Fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions. The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of a Fund's derivative transactions, or impede the employment of a Fund's derivatives strategies, or adversely affect a Fund's performance.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. In addition, a Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

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A Note on the PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, Underlying PIMCO Funds. In light of certain revenue rulings and private letter rulings issued by the IRS, as discussed above under "Tax Consequences – A Note on the PIMCO CommodityRealReturn Strategy Fund® and PIMCO CommoditiesPLUS® Strategy Fund, Underlying PIMCO Funds," the Underlying PIMCO Funds will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indexes, and through investments in their respective Subsidiaries (as discussed below). The Underlying PIMCO Funds may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities and commodities futures contracts. These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities, subset of commodities futures contracts or commodity index.

These notes expose the Underlying PIMCO Funds economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, each of the Underlying PIMCO Funds may receive more or less principal than it originally invested. The Underlying PIMCO Funds might receive interest payments on the note that are more or less than the stated coupon interest payments.

The Underlying PIMCO Funds may also invest in other commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract, a subset of commodities, a subset of commodities futures contracts or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Options transactions may be effected on exchanges or in the OTC market. When OTC options are purchased, each Underlying PIMCO Fund's portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Underlying PIMCO Funds may have difficulty closing out their respective positions. OTC options also may include options on baskets of specific securities. Many swap transactions are privately negotiated agreements between an Underlying PIMCO Fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The

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obligations may extend beyond one year. There is often no central exchange for swap transactions and therefore they can be less liquid investments than exchange-traded instruments. The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of certain standardized OTC derivative instruments that the CFTC and SEC have defined as "swaps." The CFTC has implemented mandatory exchange-trading and clearing requirements under the Dodd-Frank Act and the CFTC continues to approve contracts for central clearing. Uncleared swaps are subject to margin requirements that are being implemented on a phased-in basis. The investment adviser will continue to monitor these developments, particularly to the extent regulatory changes affect the Underlying PIMCO Funds' ability to enter into swap agreements.

As described below under "Characteristics and Risks of Securities and Investment Techniques – Investments in a Wholly Owned Subsidiary," the Underlying PIMCO Funds may gain exposure to commodity markets by investing in their respective Subsidiaries. It is expected that each such Fund's Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures, backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments.

The IRS issued a revenue ruling that limits the extent to which the Underlying PIMCO Funds may invest directly in commodity linked swaps or certain other commodity-linked derivatives. The Subsidiaries, on the other hand, may invest in these commodity-linked derivatives generally without limitation. See "Tax Consequences-A Note on the PIMCO CommodityRealReturn Strategy Fund® and PIMCO CommoditiesPLUS® Strategy Fund, Underlying PIMCO Funds" above for further information.

Investments in a Wholly Owned Subsidiary

Investments in their respective Subsidiaries are expected to provide the PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, Underlying PIMCO Funds, with exposure to the commodity markets within the limitations of the Subchapter M of the Code and IRS revenue rulings, as discussed above under "Tax Consequences—A Note on the PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, Underlying PIMCO Funds."

It is expected that each Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures, backed by a portfolio of inflation-indexed securities and/or other Fixed Income Instruments. Although the Funds may enter into these commodity-linked derivative instruments directly, each Fund will likely gain exposure to these derivative instruments indirectly by investing in its respective Subsidiary. To the extent that PIMCO believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, each Fund's investment in its respective Subsidiary will likely increase. Each Subsidiary will also invest in inflation-indexed securities and/or other Fixed Income Instruments, which are intended to serve as margin or collateral for each Subsidiary's derivatives position, common and preferred securities as well as convertible securities of issuers in commodity-related industries, collateralized debt obligations, event-linked bonds and event-linked swaps.

To the extent that a Fund invests in its Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this prospectus. While a Subsidiary may be considered similar to an investment company, no Subsidiary is registered under the 1940 Act and, unless otherwise noted in the prospectus, is not subject to all the investor protections of the 1940 Act.

In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Underlying PIMCO Funds and/or each Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Underlying PIMCO Funds. Changes in the laws of the United States and/or the Cayman Islands could adversely affect the performance of an Underlying PIMCO Fund and/or a Subsidiary and result in the Underlying PIMCO Fund underperforming its benchmark index.

Exchange-Traded Notes (ETNs)

ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Real Estate Investment Trusts (REITs)

REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Therefore, REITs tend to pay higher dividends than other issuers.

REITs can be divided into three basic types: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property. They derive their income primarily from rents received and any profits on the sale of their properties. Mortgage REITs invest the majority of

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their assets in real estate mortgages and derive most of their income from mortgage interest payments. As its name suggests, Hybrid REITs combine characteristics of both Equity REITs and Mortgage REITs.

An investment in a REIT, or in a real estate linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended.

Delayed Funding Loans and Revolving Credit Facilities

Each Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that a Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund's overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated or "earmarked" to cover these positions. When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, a Fund will incur a loss if the security's price appreciates in value such that the security's price is above the agreed-upon price on the settlement date.

Investment in Other Investment Companies

The Funds may invest in Underlying PIMCO Funds, and to the extent permitted by the 1940 Act or exemptive relief therefrom, other affiliated and unaffiliated funds, which may or may not be registered under the 1940 Act, such as open-end or closed-end management investment companies, ETFs and exchange traded vehicles. Each Fund may also invest in securities of other investment companies, such as open-end or closed-end management investment companies, including ETFs, and business development companies or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. A Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. As a shareholder of an investment company or other pooled vehicle, a Fund may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Fund pays its service providers.

Each Fund may invest in certain money market funds and/or short-term bond funds ("Central Funds"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT, and certain other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, each Fund may, in the future, elect to pursue its investment objective either by investing directly in securities, or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Fund.

Illiquid Securities

Each Fund may invest up to 15% of its net assets (taken at the time of investment) in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and certain commercial paper) may be treated as liquid, although they may

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be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan. Cash collateral received by a Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. A Fund bears the risk of such investments.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to the Fund's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Fund but only securities that are "substantially identical." Reverse repurchase agreements and dollar rolls may be considered borrowing for some purposes. A Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.

Each Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund's total assets, less all liabilities and indebtedness not represented by senior securities. A Fund may also borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund's total assets. In addition, a Fund may borrow from certain other PIMCO funds in inter-fund lending transactions to the extent permitted by an exemptive order from the SEC.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." When the portfolio manager deems it appropriate and particularly during periods of volatile market movements, a Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. Higher portfolio turnover (e.g., an annual rate greater than 100% of the average value of a Fund's portfolio) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance. In addition to indirectly bearing the expenses associated with portfolio turnover of the Acquired Funds, the Funds will directly bear these expenses to the extent that they invest in other securities and instruments.

Please see a Fund's "Fund Summary—Portfolio Turnover" or the "Financial Highlights" in this prospectus for the portfolio turnover rates of the Funds that were operational during the last fiscal year.

Temporary Defensive Positions

For temporary defensive purposes, each Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

From time to time, as the prevailing market and interest rate environments warrant, and at the discretion of its portfolio manager, some portion of a Fund's total net assets may be uninvested. In such cases, Fund assets will be held in cash in a Fund's custody account. Cash assets are generally not income-generating and would impact a Fund's performance.

Changes in Investment Objectives and Policies

The investment objective of each Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody's, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield

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securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Volatility

Volatility measures the variability in the price of an investment over time. A higher volatility level signifies an investment's value may fluctuate over a larger range within a short period of time, either up or down. A lower volatility level means an investment's value is more likely to change within a narrower range, or less frequently, over time. The more volatile the portfolio holdings of a Fund, the less predictable the returns for the Fund. Higher volatility levels may indicate heightened risk of losses.

Contingent Convertible Securities

Contingent convertible securities ("CoCos") are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain "triggers." The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution's continued viability as a going-concern. CoCos' unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution's discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.

Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Funds, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer's underlying equity securities following a conversion event (i.e., a "trigger"), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.

Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer's applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Surplus Notes

Surplus notes are debt securities typically issued by mutual insurers that count as statutory capital under insurance regulations. Surplus notes are subordinated to policyholder claims. Coupon payments on surplus notes are contractual and typically cumulative, but each coupon and principal payment requires regulatory approval to ensure that the payment does not deplete resources available for paying policyholder claims.

Regulation S Securities

The PIMCO Preferred and Capital Securities Fund, an Underlying PIMCO Fund, may invest in the securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the 1933 Act. Offerings of Regulation S Securities may be conducted outside of the United States. Because Regulation S Securities are subject to legal or contractual restrictions on resale, certain Regulation S Securities may be considered illiquid. Although Regulation S Securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by the PIMCO Preferred and Capital Securities Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S Securities may involve a high degree of business and financial risk and may result in substantial losses.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the SAI for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Funds.

Cyber Security

As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to a Fund's digital information systems (e.g., through "hacking" or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving a Fund's third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which a Fund invests can also subject a Fund to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which a Fund invests could adversely impact

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such counterparties or issuers and cause the Fund's investment to lose value.

Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund's ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Like with operational risk in general, the Funds have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Funds do not directly control the cyber security systems of issuers in which a Fund may invest, trading counterparties or third party service providers to the Funds. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders could be negatively impacted as a result.

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Prospectus

Descriptions of the Underlying PIMCO Funds

The Funds may invest their assets in some or all of the Underlying PIMCO Funds, which, for the Funds, is defined to include Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except other funds of funds. The Funds are further permitted to invest in Acquired Funds, which, for the Funds, is defined to include the Underlying PIMCO Funds and unaffiliated funds that are registered under the 1940 Act. Because the Underlying PIMCO Funds are not offered in this prospectus, the following provides a general description of the main investments and other information about the Underlying PIMCO Funds. At the discretion of PIMCO and without shareholder approval, the Funds may invest in additional Underlying PIMCO Funds created in the future. For a complete description of an Underlying PIMCO Fund, please see that Fund's prospectus, which is incorporated herein by reference and is available free of charge by telephoning the Trust at 888.87.PIMCO.

Category	Underlying PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Instruments(2)
Short Duration	PIMCO Low Duration Income	Short maturity fixed income instruments	0 to 3 years	Max 30% of total assets below Baa(3)	No Limitation(4)
	PIMCO Short Asset Investment	Money market instruments and short maturity fixed income instruments	≤ 1.5 years	Baa to Aaa	0%
	PIMCO Short-Term	Money market instruments and short maturity fixed income instruments	≤ 1 year	B to Aaa; max 10% of total assets below Baa	0-10% of total assets(5)
	PIMCO Low Duration	Short maturity fixed income instruments	1 to 3 years	Max 10% of total assets below Baa	0-30% of total assets(5)
	PIMCO Low Duration II	Short maturity fixed income instruments with quality and non-U.S. issuer restrictions	1 to 3 years	A to Aaa	0%
	PIMCO Low Duration ESG	Short maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	1 to 3 years	Max 10% of total assets below Baa	0-30% of total assets(5)
Intermediate Duration	PIMCO Moderate Duration	Short and intermediate maturity fixed income instruments	+/-2 years of its benchmark	Max 10% of total assets below Baa	0-30% of total assets(5)
	PIMCO GNMA and Government Securities	Short and intermediate maturity mortgage-related fixed income securities issued by the Government National Mortgage Association and U.S. government securities	1 to 7 years	Baa to Aaa; max 10% of total assets below Aaa	0%
	PIMCO High Yield	High yielding fixed income securities	+/-1 year of its benchmark	Min 80% of assets below Baa; max 20% of total assets Caa or below	0-20% of total assets(5)
	PIMCO High Yield Spectrum	High yielding fixed income securities	+/-1 year of its benchmark	Min 80% of assets below Baa	No Limitation(6)
	PIMCO Mortgage-Backed Securities	Short and intermediate maturity mortgage-related fixed income instruments	1 to 7 years	Baa to Aaa; max 10% of total assets below Aaa(7)	0%
	PIMCO Senior Floating Rate	Floating or adjustable rate senior secured loans, senior corporate debt and other senior fixed income instruments	+/-1 year of its benchmark	Max 5% of total assets below Caa	0-20% of total assets(8)
	PIMCO Total Return	Intermediate maturity fixed income instruments	+/-2 years of its benchmark	Max 20% of total assets below Baa	0-30% of total assets(5)
	PIMCO Total Return II	Intermediate maturity fixed income instruments with quality and non-U.S. issuer restrictions	+/-2 years of its benchmark	Baa to Aaa	0%
	PIMCO Total Return ESG	Intermediate maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	+/-2 years of its benchmark	Max 20% of total assets below Baa	0-30% of total assets(5)
	PIMCO Total Return IV	Intermediate maturity fixed income instruments	+/-1.5 years of its benchmark	Baa to Aaa	0-15% of total assets(8)
	PIMCO Investment Grade Credit Bond	Investment grade fixed income securities	+/-2 years of its benchmark	Max 15% of total assets below Baa	0-30% of total assets(5)
Long Duration	PIMCO Long Duration Total Return	Long-term maturity fixed income instruments	+/-2 years of its benchmark	Max 10% of total assets below Baa	0-30% of total assets(5)
	PIMCO Extended Duration	Long-term maturity fixed income instruments	+/-3 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0-30% of total assets(5)
	PIMCO Long-Term U.S. Government	Long-term maturity fixed income securities	≥ 8 years	A to Aaa; max 25% Aa; max 10% A	0%

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Category	Underlying PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Instruments(2)
	PIMCO Mortgage Opportunities and Bond	Mortgage-related assets and fixed income instruments	(-1) to 8 years	Max 50% of total assets below Baa(9)	0%
	PIMCO Long-Term Credit Bond	Long-term maturity fixed income instruments	+/-2 years of its benchmark	B to Aaa; max 20% of total assets below Baa	0-30% of total assets(5)
Income	PIMCO Income	Broad range of fixed income instruments	0 to 8 years	Max 50% of total assets below Baa(3)	No Limitation(4)
	PIMCO Preferred and Capital Securities	Capital securities and preferred securities	+/-2 years of its benchmark	No Limitation	No Limitation(4)
Inflation-Related	PIMCO Real Return	Inflation-indexed fixed income instruments	+/-3 years of its benchmark	B to Aaa; max 10% of total assets below Baa(10)	0-30% of total assets(5)
	PIMCO Long-Term Real Return	Inflation-indexed fixed income securities	+/-4 years of its benchmark	B to Aaa; max 20% of total assets below Baa(10)	0-30% of total assets(5)
	PIMCO CommoditiesPLUS® Strategy	Commodity-linked derivative instruments backed by an actively managed low volatility portfolio of fixed income instruments	≤ 1 year	Max 10% of total assets below Baa	0-20%(4)
	PIMCO CommodityRealReturn Strategy®	Commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments	≤ 10 years	Max 10% of total assets below Baa	0-30% of total assets(5)
	PIMCO RealEstateRealReturn Strategy	Real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments	≤ 10 years	Max 10% of total assets below Baa	0-30% of total assets(5)
Tax Exempt	PIMCO California Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal and California income tax)	≤ 3 years	Caa to Aaa; max 10% of total assets below Baa	0%
	PIMCO California Municipal Bond	Municipal securities (exempt from federal and California income tax)	(-2) to 4 years of its benchmark	Max 20% of total assets below Baa	0%
	PIMCO Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal income tax)	≤ 3 years	Baa to Aaa	0%
	PIMCO California Intermediate Municipal Bond	Intermediate maturity municipal securities (exempt from federal and California income tax)	(-2) to 4 years of its benchmark	Max 10% of total assets below Baa	0%
	PIMCO Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal income tax)	(-2) to 4 years of its benchmark	Max 20% of total assets below Baa	0%
	PIMCO National Intermediate Municipal Bond	Municipal securities (exempt from federal income tax)	(-2) to 4 years of its benchmark	Max 10% of total assets below Baa	0%
	PIMCO New York Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax)	(-2) to 4 years of its benchmark	Max 20% of total assets below Baa	0%
	PIMCO High Yield Municipal Bond	Intermediate to long-term maturity high yield municipal securities (exempt from federal income tax)	(-2) to 4 years of its benchmark	No Limitation	0%
International	PIMCO Emerging Markets Bond	Emerging market fixed income instruments	+/- 2 years of its benchmark	Max 15% of total assets below B	≥ 80% of assets(11)
	PIMCO Emerging Markets Currency and Short-Term Investments	Currencies of, or fixed income instruments denominated in currencies of, emerging market countries and short-term investments	≤ 2 years	Max 15% of total assets below B	≥ 80% of assets
	PIMCO International Bond (U.S. Dollar-Hedged)	Intermediate maturity hedged non-U.S. fixed income instruments	+/-3 years of its benchmark	Max 10% of total assets below Baa	No Limitation(5)
	PIMCO International Bond (Unhedged)	Intermediate maturity non-U.S. fixed income instruments	+/-3 years of its benchmark	Max 10% of total assets below Baa	No Limitation
	PIMCO Global Advantage® Strategy Bond	U.S. and non-U.S. fixed income instruments	≤ 8 years	Max 15% of total assets below B	No Limitation
	PIMCO Global Bond Opportunities (U.S. Dollar-Hedged)	U.S. and hedged non-U.S. intermediate maturity fixed income instruments	2 to 8 years	Max 10% of total assets below Baa	No Limitation(5)
	PIMCO Global Bond Opportunities (Unhedged)	U.S. and non-U.S. intermediate maturity fixed income instruments	2 to 8 years	Max 10% of total assets below Baa	No Limitation

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Category	Underlying PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Instruments(2)
	PIMCO Diversified Income	Investment grade corporate, high yield and emerging market fixed income instruments	3 to 8 years	Max 10% below B	No Limitation
	PIMCO Emerging Local Bond	Fixed income instruments denominated in currencies of countries with emerging securities markets	+/-2 years of its benchmark	Max 15% of total assets below B	≥ 80% of assets
	PIMCO Emerging Markets Corporate Bond	Diversified portfolio of fixed income instruments economically tied to emerging market countries	+/- 2 years of its benchmark	Max 15% of total assets below B	No Limitation
Absolute Return	PIMCO Dynamic Bond	Diversified portfolio of fixed income instruments	(-3) to 8 years	Max 40% of total assets below Baa	No Limitation(12)
	PIMCO Strategic Bond	Diversified portfolio of fixed income instruments	(-1) to 5 years	Max 20% of total assets below Baa	No Limitation(13)
	PIMCO Credit Opportunities Bond	Diversified portfolio of fixed income instruments	0 to 6 years	Max 50% of total assets below B-	No Limitation(5)
PIMCO TRENDS Managed Futures Strategy

Financial and commodity-linked derivative instruments selected by a quantitative strategy and generally backed by a short to intermediate duration portfolio which may consist of cash equivalent securities and fixed income instruments

			N/A	No Limitation	No Limitation
	PIMCO RAE Fundamental Advantage PLUS	Long exposure to RAE US Large Model Portfolio, short exposure to the S&P 500 Index, complemented by a portfolio of fixed income instruments	(-3) to 8 years	Max 20% of total assets below Baa	No Limitation(12)
Domestic Equity-Related	PIMCO RAE PLUS	Exposure to RAE US Large Model Portfolio complemented by a portfolio of fixed income instruments	(-3) to 8 years	Max 20% of total assets below Baa	No Limitation(12)
	PIMCO RAE Low Volatility PLUS	Exposure to RAE Low Volatility US Model Portfolio complemented by a portfolio of fixed income instruments	(-3) to 8 years	Max 20% of total assets below Baa	No Limitation(14)
	PIMCO StocksPLUS® Small	Russell 2000® Index derivatives backed by a diversified portfolio of actively managed fixed income instruments	(-3) to 8 years	B to Aaa; max 20% of total assets below Baa(10)	No Limitation(14)
	PIMCO StocksPLUS® Long Duration	S&P 500 Index derivatives backed by a diversified portfolio of long-term fixed income instruments	+/-2 years of Bloomberg Barclays Long-Term Government/Credit Index(15)	B to Aaa; max 10% of total assets below Baa	0-30% of total assets(5)
	PIMCO StocksPLUS® Absolute Return	S&P 500 Index derivatives backed by a portfolio of fixed income instruments	(-3) to 8 years	B to Aaa; max 20% of total assets below Baa(10)	No Limitation(12)
	PIMCO StocksPLUS®	S&P 500 Index derivatives backed by a portfolio of short-term fixed income instruments	≤ 1 year	B to Aaa; max 10% of total assets below Baa(10)	0-30% of total assets(5)
	PIMCO RAE PLUS Small	Exposure to RAE US Small Model Portfolio complemented by a portfolio of fixed income instruments	(-3) to 8 years	Max 20% of total assets below Baa	No Limitation(12)
	PIMCO EqS® Long/Short	Long and short exposure to equity securities	N/A	No Limitation	No Limitation
	PIMCO RAE US	Exposure to RAE US Portfolio	N/A	N/A	0%
	PIMCO RAE US Small	Exposure to RAE US Small Portfolio	N/A	N/A	0%
International Equity-Related	PIMCO Dividend and Income	Exposure to RAE Income Global Portfolio in Equity Sleeve; remainder of portfolio invests in fixed income instruments of varying maturities	N/A	No Limitation	No Limitation
	PIMCO RAE PLUS EMG	Exposure to RAE Emerging Markets Model Portfolio complemented by a portfolio of fixed income instruments	(-3) to 8 years	Max 20% of total assets below Baa	No Limitation(14)
	PIMCO RAE Low Volatility PLUS EMG	Exposure to RAE Low Volatility Emerging Markets Model Portfolio complemented by a portfolio of fixed income instruments	(-3) to 8 years	Max 20% of total assets below Baa	No Limitation(14)

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	97

PIMCO Equity Series

Category	Underlying PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Instruments(2)
	PIMCO StocksPLUS® International (Unhedged)	Non-U.S. equity derivatives backed by a portfolio of fixed income instruments	(-3) to 8 years	B to Aaa; max 20% of total assets below Baa(10)	No Limitation(14)
	PIMCO StocksPLUS® International (U.S. Dollar-Hedged)	Non-U.S. equity derivatives (hedged to U.S. dollars) backed by a portfolio of fixed income instruments.	(-3) to 8 years	B to Aaa; max 20% of total assets below Baa(10)	No Limitation(14)
	PIMCO RAE PLUS International	Exposure to RAE International Large Model Portfolio complemented by a portfolio of fixed income instruments	(-3) to 8 years	Max 20% of total assets below Baa	No Limitation(14)
	PIMCO RAE Low Volatility PLUS International	Exposure to RAE Low Volatility International Model Portfolio complemented by a portfolio of fixed income instruments	(-3) to 8 years	Max 20% of total assets below Baa	No Limitation(14)
PIMCO RAE Worldwide Long/Short PLUS

Long exposure to RAE Low Volatility U.S. Model Portfolio, RAE Low Volatility Intl Model Portfolio and RAE Low Volatility EMG Model Portfolio, short exposure to certain traditional capitalization-weighted equity indexes, complemented by a portfolio of fixed income instruments

			(-3) to 8 years	Max 20% of total assets below Baa	No Limitation(14)
	PIMCO RAE Emerging Markets	Exposure to RAE Emerging Markets Portfolio	N/A	N/A	No Limitation
	PIMCO RAE International	Exposure to RAE International Portfolio	N/A	N/A	No Limitation
U.S. Government Securities	PIMCO Government Money Market	U.S. government securities	≤ 60 days dollar-weighted average maturity	Min 97% of total assets Prime 1; ≤ 3% of total assets Prime 2	0%
Short Strategy	PIMCO StocksPLUS® Short	Short S&P 500 Index derivatives backed by a portfolio of fixed income instruments	(-3) to 8 years	B to Aaa; max 20% of total assets below Baa(10)	No Limitation(12)
Actively-Managed Exchange-Traded Funds	PIMCO Active Bond Exchange-Traded	Fixed income instruments of varying maturities	2 to 8 years	Max 30% of total assets below Baa	0-15% of total assets(4)
	PIMCO Enhanced Low Duration Active Exchange-Traded	Fixed income instruments of varying maturities	1 to 3 years	Max 15% below Baa	No Limitation(8)
	PIMCO Enhanced Short Maturity Active Exchange-Traded	Short to intermediate maturity fixed income instruments	≤1 year	Baa to Aaa	0%
	PIMCO Intermediate Municipal Bond Active Exchange-Traded	Intermediate maturity municipal securities (exempt from federal income tax)	(-2) to 4 years of its benchmark	Baa to Aaa	0%
	PIMCO Short Term Municipal Bond Active Exchange-Traded	Short maturity municipal securities (exempt from federal income tax)	≤ 3 years	Baa to Aaa	0%
Index Exchange-Traded Funds	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded	Component securities of The ICE BofAML 0-5 Year US High Yield Constrained Index(16)	Intended to closely correspond to the portfolio duration of the securities comprising the underlying index, as calculated by PIMCO	N/A	N/A
	PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded	Component securities of The ICE BofAML 1-3 Year US Treasury Index(17)	Intended to closely correspond to the portfolio duration of the securities comprising the underlying index, as calculated by PIMCO	N/A	N/A
	PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded	Component securities of The ICE BofAML 1-5 Year US Inflation-Linked Treasury Index(18)	N/A	N/A	N/A
	PIMCO 15+ Year U.S. TIPS Index Exchange-Traded	Component securities of The ICE BofAML 15+ Year US Inflation-Linked Treasury Index(19)	N/A	N/A	N/A
	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded	Component securities of The ICE BofAML Long US Treasury Principal STRIPS Index(20)	Intended to closely correspond to the portfolio duration of the securities comprising theunderlying index, as calculated by PIMCO	N/A	N/A

98	PROSPECTUS | PIMCO EQUITY SERIES

Prospectus

Category	Underlying PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Instruments(2)
	PIMCO Broad U.S. TIPS Index Exchange-Traded	Component securities of The ICE BofAML US Inflation-Linked Treasury Index(21)	N/A	N/A	N/A
	PIMCO Investment Grade Corporate Bond Index Exchange-Traded	Component securities of The ICE BofAML US Corporate Index(22)	Intended to closely correspond to the portfolio duration of the securities comprising the underlying index, as calculated by PIMCO	N/A	N/A

1 As rated by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

2 Certain Underlying PIMCO Funds may invest beyond these limits in U.S. dollar-denominated instruments of non-U.S. issuers.

3 Such limitation shall not apply to the Fund's investments in mortgage- and asset-backed securities.

4 The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets.

5 The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

6 The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to within 10% (plus or minus) of the Fund's benchmark's foreign currency exposure.

7 The Fund may also invest up to an additional 5% of its total assets in mortgage-related high yield instruments rated below Baa.

8 The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 5% of its total assets.

9 Such limitation shall not apply to the Fund's investments in mortgage-related securities.

10 Within such limitation, the Fund may invest in mortgage-related securities rated below B.

11 The percentage limitation relates to Fixed Income Instruments of non-U.S. issuers denominated in any currency.

12 The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets.

13 The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 25% of its total assets.

14 With respect to the Fund's fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets.

15 The Bloomberg Barclays Long-Term Government/Credit Index is an unmanaged index of U.S. Government or investment grade credit securities having a maturity of 10 years or more.

16 The ICE BofAML 0-5 Year US High Yield Constrained Index is an unmanaged index comprised of U.S. dollar denominated below investment grade corporate debt securities publicly issued in the U.S. domestic market with remaining maturities of less than 5 years.

17 The ICE BofAML 1-3 Year US Treasury Index is an unmanaged index comprised of U.S. dollar denominated sovereign debt securities publicly issued by the U.S. Treasury having a maturity of at least 1 year and less than 3 years.

18 The ICE BofAML 1-5 Year US Inflation-Linked Treasury Index is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities) with a maturity of at least 1 year and less than 5 years.

19 The ICE BofAML 15+ Year US Inflation-Linked Treasury Index is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities) with a maturity of at least 15 years.

20 The ICE BofAML Long US Treasury Principal STRIPS Index is an unmanaged index comprised of long maturity Separate Trading of Registered Interest and Principal of Securities (STRIPS) representing the final principal payment of U.S. Treasury bonds.

21 The ICE BofAML US Inflation-Linked Treasury Index is an unmanaged index comprised of Treasury Inflation Protected Securities (TIPS).

22 The ICE BofAML US Corporate Index is an unmanaged index comprised of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity.

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	99

Prospectus

Financial Highlights

The financial highlights table is intended to help a shareholder understand the financial performance of Institutional Class, Administrative Class and Class A shares of each Fund for the last five fiscal years or, if shorter, the period since a Fund or a class commenced operations. Class R shares of each Fund had not commenced operations during the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Trust's annual report to shareholders. The annual report is available free of charge by calling the Trust at the phone number on the back of this prospectus. The annual report is also available for download free of charge on the Trust's website at pimco.com. Note: All footnotes to the financial highlights tables appear at the end of the tables.

		Investment Operations			Less Distributions(b)						Ratios/Supplemental Data
												Ratios to Average Net Assets(c)
Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate
PIMCO REALPATH® Blend Income Fund
Institutional Class
06/30/2018	$10.54	$0.32	$0.26	$0.58	$(0.20)	$0.00	$0.00	$(0.20)	$10.92	5.52%	$7,556	0.04%		0.04%		0.04%		0.04%		2.91%		34%
06/30/2017	9.92	0.31	0.56	0.87	(0.25)	0.00	0.00	(0.25)	10.54	8.85	6,027	0.04		0.05		0.04		0.05		2.95		30
06/30/2016	9.95	0.32	0.00	0.32	(0.32)	(0.02)	(0.01)	(0.35)	9.92	3.33	3,317	0.03		0.03		0.03		0.03		3.34		41
12/31/2014 - 06/30/2015	10.00	0.10	(0.10)	0.00	(0.05)	0.00	0.00	(0.05)	9.95	(0.02)	3,035	0.03	*	0.56	*	0.03	*	0.56	*	2.03	*	4
Administrative Class
06/30/2018	10.55	0.33	0.22	0.55	(0.18)	0.00	0.00	(0.18)	10.92	5.17	13,340	0.29		0.29		0.29		0.29		2.98		34
06/30/2017	9.92	0.28	0.57	0.85	(0.22)	0.00	0.00	(0.22)	10.55	8.71	74	0.29		0.30		0.29		0.30		2.68		30
06/30/2016	9.94	0.29	0.01	0.30	(0.29)	(0.02)	(0.01)	(0.32)	9.92	3.08	50	0.28		0.28		0.28		0.28		2.95		41
12/31/2014 - 06/30/2015	10.00	0.09	(0.11)	(0.02)	(0.04)	0.00	0.00	(0.04)	9.94	(0.21)	14	0.28	*	0.81	*	0.28	*	0.81	*	1.84	*	4
Class A
06/30/2018	10.52	0.27	0.25	0.52	(0.16)	0.00	0.00	(0.16)	10.88	4.91	3,535	0.54		0.54		0.54		0.54		2.51		34
06/30/2017	9.91	0.31	0.51	0.82	(0.21)	0.00	0.00	(0.21)	10.52	8.39	1,661	0.54		0.55		0.54		0.55		2.91		30
06/30/2016	9.94	0.28	(0.01)	0.27	(0.27)	(0.02)	(0.01)	(0.30)	9.91	2.75	70	0.53		0.53		0.53		0.53		2.84		41
12/31/2014 - 06/30/2015	10.00	0.13	(0.15)	(0.02)	(0.04)	0.00	0.00	(0.04)	9.94	(0.22)	73	0.53	*	1.06	*	0.53	*	1.06	*	2.61	*	4
PIMCO REALPATH® Blend 2020 Fund
Institutional Class
06/30/2018	$10.58	$0.31	$0.33	$0.64	$(0.24)	$0.00	$0.00	$(0.24)	$10.98	6.03%	$10,812	0.04%		0.05%		0.04%		0.05%		2.86%		71%
06/30/2017	9.90	0.31	0.60	0.91	(0.23)	0.00	0.00	(0.23)	10.58	9.33	8,511	0.04		0.05		0.04		0.05		2.97		36
06/30/2016	9.97	0.32	(0.06)	0.26	(0.31)	(0.02)	0.00	(0.33)	9.90	2.77	4,152	0.03		0.03		0.03		0.03		3.28		45
12/31/2014 - 06/30/2015	10.00	0.11	(0.09)	0.02	(0.05)	0.00	0.00	(0.05)	9.97	0.19	3,007	0.03	*	0.57	*	0.03	*	0.57	*	2.20	*	5
Administrative Class
06/30/2018	10.58	0.33	0.28	0.61	(0.22)	0.00	0.00	(0.22)	10.97	5.74	12,407	0.29		0.30		0.29		0.30		2.97		71
06/30/2017	9.90	0.27	0.62	0.89	(0.21)	0.00	0.00	(0.21)	10.58	9.06	11	0.29		0.30		0.29		0.30		2.63		36
06/30/2016	9.97	0.29	(0.06)	0.23	(0.28)	(0.02)	0.00	(0.30)	9.90	2.45	10	0.28		0.28		0.28		0.28		3.01		45
12/31/2014 - 06/30/2015	10.00	0.10	(0.09)	0.01	(0.04)	0.00	0.00	(0.04)	9.97	0.08	10	0.28	*	0.82	*	0.28	*	0.82	*	1.92	*	5
Class A
06/30/2018	10.57	0.26	0.33	0.59	(0.19)	0.00	0.00	(0.19)	10.97	5.57	5,302	0.54		0.55		0.54		0.55		2.41		71
06/30/2017	9.91	0.33	0.53	0.86	(0.20)	0.00	0.00	(0.20)	10.57	8.73	2,394	0.54		0.55		0.54		0.55		3.12		36
06/30/2016	9.97	0.27	(0.06)	0.21	(0.25)	(0.02)	0.00	(0.27)	9.91	2.29	10	0.53		0.53		0.53		0.53		2.81		45
12/31/2014 - 06/30/2015	10.00	0.09	(0.09)	0.00	(0.03)	0.00	0.00	(0.03)	9.97	(0.03)	10	0.53	*	1.07	*	0.53	*	1.07	*	1.70	*	5
PIMCO REALPATH® Blend 2025 Fund
Institutional Class
06/30/2018	$10.63	$0.31	$0.43	$0.74	$(0.22)	$0.00	$0.00	$(0.22)	$11.15	6.92%	$6,824	0.04%		0.04%		0.04%		0.04%		2.75%		75%
06/30/2017	9.85	0.30	0.70	1.00	(0.22)	0.00	0.00	(0.22)	10.63	10.33	6,131	0.04		0.05		0.04		0.05		2.94		27
06/30/2016	9.99	0.32	(0.12)	0.20	(0.32)	(0.02)	0.00	(0.34)	9.85	2.10	3,395	0.03		0.03		0.03		0.03		3.32		59
12/31/2014 - 06/30/2015	10.00	0.12	(0.08)	0.04	(0.05)	0.00	0.00	(0.05)	9.99	0.39	3,026	0.03	*	0.57	*	0.03	*	0.57	*	2.38	*	5
Administrative Class
06/30/2018	10.62	0.33	0.38	0.71	(0.20)	0.00	0.00	(0.20)	11.13	6.65	19,661	0.29		0.29		0.29		0.29		2.90		75
06/30/2017	9.85	0.28	0.69	0.97	(0.20)	0.00	0.00	(0.20)	10.62	9.98	28	0.29		0.30		0.29		0.30		2.72		27
06/30/2016	9.99	0.28	(0.11)	0.17	(0.29)	(0.02)	0.00	(0.31)	9.85	1.81	16	0.28		0.28		0.28		0.28		2.96		59
12/31/2014 - 06/30/2015	10.00	0.11	(0.08)	0.03	(0.04)	0.00	0.00	(0.04)	9.99	0.30	15	0.28	*	0.82	*	0.28	*	0.82	*	2.20	*	5
Class A
06/30/2018	10.62	0.25	0.43	0.68	(0.17)	0.00	0.00	(0.17)	11.13	6.36	5,078	0.54		0.54		0.54		0.54		2.30		75
06/30/2017	9.85	0.32	0.64	0.96	(0.19)	0.00	0.00	(0.19)	10.62	9.85	3,899	0.54		0.55		0.54		0.55		3.06		27
06/30/2016	9.99	0.24	(0.10)	0.14	(0.26)	(0.02)	0.00	(0.28)	9.85	1.50	27	0.53		0.53		0.53		0.53		2.49		59

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	100-101

Prospectus

		Investment Operations			Less Distributions(b)						Ratios/Supplemental Data
												Ratios to Average Net Assets(c)
Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate
12/31/2014 - 06/30/2015	10.00	0.10	(0.08)	0.02	(0.03)	0.00	0.00	(0.03)	9.99	0.17	11	0.53	*	1.07	*	0.53	*	1.07	*	1.92	*	5
PIMCO REALPATH® Blend 2030 Fund
Institutional Class
06/30/2018	$10.81	$0.30	$0.54	$0.84	$(0.24)	$(0.02)	$0.00	$(0.26)	$11.39	7.81%	$13,974	0.05%		0.05%		0.05%		0.05%		2.63%		98%
06/30/2017	9.87	0.31	0.88	1.19	(0.25)	0.00	0.00	(0.25)	10.81	12.20	12,978	0.05		0.06		0.05		0.06		2.99		23
06/30/2016	10.00	0.31	(0.16)	0.15	(0.25)	(0.03)	0.00	(0.28)	9.87	1.67	6,409	0.04		0.04		0.04		0.04		3.22		65
12/31/2014 - 06/30/2015	10.00	0.13	(0.08)	0.05	(0.05)	0.00	0.00	(0.05)	10.00	0.49	3,015	0.04	*	0.58	*	0.04	*	0.58	*	2.55	*	6
Administrative Class
06/30/2018	10.80	0.32	0.50	0.82	(0.22)	(0.02)	0.00	(0.24)	11.38	7.64	20,114	0.30		0.30		0.30		0.30		2.77		98
06/30/2017	9.88	0.29	0.85	1.14	(0.22)	0.00	0.00	(0.22)	10.80	11.76	39	0.30		0.31		0.30		0.31		2.75		23
06/30/2016	10.00	0.29	(0.15)	0.14	(0.23)	(0.03)	0.00	(0.26)	9.88	1.52	23	0.29		0.29		0.29		0.29		3.05		65
12/31/2014 - 06/30/2015	10.00	0.12	(0.08)	0.04	(0.04)	0.00	0.00	(0.04)	10.00	0.37	10	0.29	*	0.83	*	0.29	*	0.83	*	2.30	*	6
Class A
06/30/2018	10.78	0.25	0.54	0.79	(0.19)	(0.02)	0.00	(0.21)	11.36	7.36	4,169	0.55		0.55		0.55		0.55		2.20		98
06/30/2017	9.87	0.33	0.80	1.13	(0.22)	0.00	0.00	(0.22)	10.78	11.64	3,118	0.55		0.56		0.55		0.56		3.13		23
06/30/2016	10.00	0.26	(0.16)	0.10	(0.20)	(0.03)	0.00	(0.23)	9.87	1.15	13	0.54		0.54		0.54		0.54		2.74		65
12/31/2014 - 06/30/2015	10.00	0.10	(0.07)	0.03	(0.03)	0.00	0.00	(0.03)	10.00	0.27	10	0.54	*	1.08	*	0.54	*	1.08	*	2.04	*	6
PIMCO REALPATH® Blend 2035 Fund
Institutional Class
06/30/2018	$10.91	$0.29	$0.64	$0.93	$(0.26)	$0.00	$0.00	$(0.26)	$11.58	8.56%	$16,958	0.06%		0.07%		0.06%		0.07%		2.52%		101%
06/30/2017	9.83	0.31	0.98	1.29	(0.21)	0.00	0.00	(0.21)	10.91	13.29	17,276	0.06		0.07		0.06		0.07		2.95		20
06/30/2016	10.04	0.29	(0.24)	0.05	(0.23)	(0.03)	0.00	(0.26)	9.83	0.64	5,958	0.05		0.05		0.05		0.05		3.05		56
12/31/2014 - 06/30/2015	10.00	0.13	(0.04)	0.09	(0.05)	0.00	0.00	(0.05)	10.04	0.89	3,027	0.05	*	0.58	*	0.05	*	0.58	*	2.48	*	6
Administrative Class
06/30/2018	10.91	0.31	0.59	0.90	(0.24)	0.00	0.00	(0.24)	11.57	8.29	17,270	0.31		0.32		0.31		0.32		2.69		101
06/30/2017	9.83	0.25	1.01	1.26	(0.18)	0.00	0.00	(0.18)	10.91	13.01	34	0.31		0.32		0.31		0.32		2.35		20
06/30/2016	10.04	0.26	(0.24)	0.02	(0.20)	(0.03)	0.00	(0.23)	9.83	0.34	10	0.30		0.30		0.30		0.30		2.69		56
12/31/2014 - 06/30/2015	10.00	0.11	(0.03)	0.08	(0.04)	0.00	0.00	(0.04)	10.04	0.77	10	0.30	*	0.83	*	0.30	*	0.83	*	2.22	*	6
Class A
06/30/2018	10.94	0.24	0.64	0.88	(0.21)	0.00	0.00	(0.21)	11.61	8.06	4,330	0.56		0.57		0.56		0.57		2.10		101
06/30/2017	9.88	0.32	0.92	1.24	(0.18)	0.00	0.00	(0.18)	10.94	12.66	3,296	0.56		0.57		0.56		0.57		2.96		20
06/30/2016	10.03	0.20	(0.19)	0.01	(0.13)	(0.03)	0.00	(0.16)	9.88	0.21	10	0.55		0.55		0.55		0.55		2.10		56
12/31/2014 - 06/30/2015	10.00	0.12	(0.05)	0.07	(0.04)	0.00	0.00	(0.04)	10.03	0.65	22	0.55	*	1.08	*	0.55	*	1.08	*	2.33	*	6
PIMCO REALPATH® Blend 2040 Fund
Institutional Class
06/30/2018	$11.00	$0.29	$0.71	$1.00	$(0.27)	$(0.02)	$0.00	$(0.29)	$11.71	9.17%	$26,413	0.06%		0.07%		0.06%		0.07%		2.50%		95%
06/30/2017	9.84	0.34	1.00	1.34	(0.18)	0.00	0.00	(0.18)	11.00	13.73	24,381	0.06		0.07		0.06		0.07		3.16		15
06/30/2016	10.07	0.28	(0.24)	0.04	(0.24)	(0.03)	0.00	(0.27)	9.84	0.48	3,509	0.05		0.05		0.05		0.05		2.90		43
12/31/2014 - 06/30/2015	10.00	0.12	0.00	0.12	(0.05)	0.00	0.00	(0.05)	10.07	1.19	3,036	0.05	*	0.58	*	0.05	*	0.58	*	2.39	*	6
Administrative Class
06/30/2018	10.99	0.31	0.66	0.97	(0.25)	(0.02)	0.00	(0.27)	11.69	8.90	11,003	0.31		0.32		0.31		0.32		2.66		95
06/30/2017	9.83	0.24	1.07	1.31	(0.15)	0.00	0.00	(0.15)	10.99	13.48	52	0.31		0.32		0.31		0.32		2.33		15
06/30/2016	10.07	0.27	(0.27)	0.00	(0.21)	(0.03)	0.00	(0.24)	9.83	0.14	36	0.30		0.30		0.30		0.30		2.89		43
12/31/2014 - 06/30/2015	10.00	0.11	0.00	0.11	(0.04)	0.00	0.00	(0.04)	10.07	1.08	12	0.30	*	0.83	*	0.30	*	0.83	*	2.20	*	6
Class A
06/30/2018	10.98	0.23	0.70	0.93	(0.22)	(0.02)	0.00	(0.24)	11.67	8.52	5,484	0.56		0.57		0.56		0.57		2.03		95
06/30/2017	9.83	0.32	0.97	1.29	(0.14)	0.00	0.00	(0.14)	10.98	13.24	5,285	0.56		0.57		0.56		0.57		2.98		15
06/30/2016	10.07	0.25	(0.27)	(0.02)	(0.19)	(0.03)	0.00	(0.22)	9.83	(0.10)	30	0.55		0.55		0.55		0.55		2.63		43
12/31/2014 - 06/30/2015	10.00	0.10	0.00	0.10	(0.03)	0.00	0.00	(0.03)	10.07	0.98	11	0.55	*	1.08	*	0.55	*	1.08	*	1.93	*	6
PIMCO REALPATH® Blend 2045 Fund
Institutional Class
06/30/2018	$11.00	$0.28	$0.77	$1.05	$(0.26)	$0.00	$0.00	$(0.26)	$11.79	9.57%	$41,708	0.06%		0.07%		0.06%		0.07%		2.43%		105%
06/30/2017	9.79	0.35	1.02	1.37	(0.16)	0.00	0.00	(0.16)	11.00	14.12	36,311	0.06		0.07		0.06		0.07		3.27		10
06/30/2016	10.10	0.27	(0.32)	(0.05)	(0.23)	(0.03)	0.00	(0.26)	9.79	(0.45)	3,415	0.05		0.05		0.05		0.05		2.84		41
12/31/2014 - 06/30/2015	10.00	0.12	0.03	0.15	(0.05)	0.00	0.00	(0.05)	10.10	1.48	3,044	0.05	*	0.58	*	0.05	*	0.58	*	2.37	*	6
Administrative Class
06/30/2018	10.99	0.31	0.71	1.02	(0.24)	0.00	0.00	(0.24)	11.77	9.31	10,287	0.31		0.32		0.31		0.32		2.58		105
06/30/2017	9.79	0.25	1.09	1.34	(0.14)	0.00	0.00	(0.14)	10.99	13.77	60	0.31		0.32		0.31		0.32		2.35		10
06/30/2016	10.09	0.24	(0.31)	(0.07)	(0.20)	(0.03)	0.00	(0.23)	9.79	(0.63)	39	0.30		0.30		0.30		0.30		2.55		41
12/31/2014 - 06/30/2015	10.00	0.14	(0.01)	0.13	(0.04)	0.00	0.00	(0.04)	10.09	1.33	39	0.30	*	0.83	*	0.30	*	0.83	*	2.69	*	6

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	102-103

Prospectus

		Investment Operations			Less Distributions(b)						Ratios/Supplemental Data
												Ratios to Average Net Assets(c)
Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate
Class A
06/30/2018	10.99	0.22	0.77	0.99	(0.21)	0.00	0.00	(0.21)	11.77	9.01	3,569	0.56		0.57		0.56		0.57		1.93		105
06/30/2017	9.80	0.32	0.99	1.31	(0.12)	0.00	0.00	(0.12)	10.99	13.50	3,071	0.56		0.57		0.56		0.57		2.94		10
06/30/2016	10.09	0.22	(0.31)	(0.09)	(0.17)	(0.03)	0.00	(0.20)	9.80	(0.81)	10	0.55		0.55		0.55		0.55		2.31		41
12/31/2014 - 06/30/2015	10.00	0.09	0.03	0.12	(0.03)	0.00	0.00	(0.03)	10.09	1.16	10	0.55	*	1.08	*	0.55	*	1.08	*	1.86	*	6
PIMCO REALPATH® Blend 2050 Fund
Institutional Class
06/30/2018	$11.05	$0.28	$0.79	$1.07	$(0.26)	$0.00	$0.00	$(0.26)	$11.86	9.69%	$50,057	0.06%		0.07%		0.06%		0.07%		2.39%		108%
06/30/2017	9.82	0.35	1.05	1.40	(0.17)	0.00	0.00	(0.17)	11.05	14.40	43,554	0.06		0.07		0.06		0.07		3.26		10
06/30/2016	10.11	0.27	(0.32)	(0.05)	(0.21)	(0.03)	0.00	(0.24)	9.82	(0.40)	3,934	0.05		0.05		0.05		0.05		2.86		38
12/31/2014 - 06/30/2015	10.00	0.12	0.04	0.16	(0.05)	0.00	0.00	(0.05)	10.11	1.59	3,046	0.05	*	0.58	*	0.05	*	0.58	*	2.39	*	6
Administrative Class
06/30/2018	11.04	0.31	0.73	1.04	(0.24)	0.00	0.00	(0.24)	11.84	9.44	14,382	0.31		0.32		0.31		0.32		2.58		108
06/30/2017	9.82	0.24	1.13	1.37	(0.15)	0.00	0.00	(0.15)	11.04	14.05	21	0.31		0.32		0.31		0.32		2.26		10
06/30/2016	10.10	0.24	(0.30)	(0.06)	(0.19)	(0.03)	0.00	(0.22)	9.82	(0.60)	13	0.30		0.30		0.30		0.30		2.53		38
12/31/2014 - 06/30/2015	10.00	0.12	0.02	0.14	(0.04)	0.00	0.00	(0.04)	10.10	1.39	14	0.30	*	0.83	*	0.30	*	0.83	*	2.33	*	6
Class A
06/30/2018	11.00	0.22	0.79	1.01	(0.21)	0.00	0.00	(0.21)	11.80	9.20	3,782	0.56		0.57		0.56		0.57		1.90		108
06/30/2017	9.80	0.30	1.03	1.33	(0.13)	0.00	0.00	(0.13)	11.00	13.74	3,440	0.56		0.57		0.56		0.57		2.79		10
06/30/2016	10.10	0.23	(0.32)	(0.09)	(0.18)	(0.03)	0.00	(0.21)	9.80	(0.89)	110	0.55		0.55		0.55		0.55		2.47		38
12/31/2014 - 06/30/2015	10.00	0.10	0.03	0.13	(0.03)	0.00	0.00	(0.03)	10.10	1.31	15	0.55	*	1.08	*	0.55	*	1.08	*	2.05	*	6
PIMCO REALPATH® Blend 2055 Fund
Institutional Class
06/30/2018	$11.02	$0.28	$0.77	$1.05	$(0.33)	$0.00	$0.00	$(0.33)	$11.74	9.56%	$10,558	0.06%		0.07%		0.06%		0.07%		2.43%		67%
06/30/2017	9.80	0.27	1.12	1.39	(0.17)	0.00	0.00	(0.17)	11.02	14.35	6,555	0.06		0.07		0.06		0.07		2.56		14
06/30/2016	10.11	0.27	(0.33)	(0.06)	(0.22)	(0.03)	0.00	(0.25)	9.80	(0.47)	3,388	0.05		0.05		0.05		0.05		2.83		38
12/31/2014 - 06/30/2015	10.00	0.12	0.04	0.16	(0.05)	0.00	0.00	(0.05)	10.11	1.58	3,048	0.05	*	0.58	*	0.05	*	0.58	*	2.39	*	5
Administrative Class
06/30/2018	11.03	0.30	0.73	1.03	(0.31)	0.00	0.00	(0.31)	11.75	9.37	152	0.31		0.32		0.31		0.32		2.54		67
06/30/2017	9.80	0.22	1.15	1.37	(0.14)	0.00	0.00	(0.14)	11.03	14.11	16	0.31		0.32		0.31		0.32		2.11		14
06/30/2016	10.11	0.24	(0.33)	(0.09)	(0.19)	(0.03)	0.00	(0.22)	9.80	(0.77)	11	0.30		0.30		0.30		0.30		2.54		38
12/31/2014 - 06/30/2015	10.00	0.11	0.04	0.15	(0.04)	0.00	0.00	(0.04)	10.11	1.47	11	0.30	*	0.83	*	0.30	*	0.83	*	2.18	*	5
Class A
06/30/2018	10.98	0.21	0.78	0.99	(0.28)	0.00	0.00	(0.28)	11.69	9.04	2,038	0.56		0.57		0.56		0.57		1.85		67
06/30/2017	9.79	0.31	1.01	1.32	(0.13)	0.00	0.00	(0.13)	10.98	13.62	1,799	0.56		0.57		0.56		0.57		2.85		14
06/30/2016	10.09	0.22	(0.32)	(0.10)	(0.17)	(0.03)	0.00	(0.20)	9.79	(0.94)	60	0.55		0.55		0.55		0.55		2.29		38
12/31/2014 - 06/30/2015	10.00	0.13	0.00	0.13	(0.04)	0.00	0.00	(0.04)	10.09	1.28	66	0.55	*	1.08	*	0.55	*	1.08	*	2.53	*	5

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See the Distributions to Shareholders note in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See the Fees and Expenses note in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	104-105

PIMCO Equity Series

Appendix A
Description of Securities Ratings

The Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's, Standard & Poor's or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

Below Investment Grade High Yield Securities ("Junk Bonds"), are those rated lower than Baa by Moody's, BBB by Standard & Poor's or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

The following is a description of Moody's, Standard & Poor's and Fitch's rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Global Long-Term Rating Scale

Ratings assigned on Moody's global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporations, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Medium-Term Note Program Ratings

Moody's assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g., senior or subordinated). To capture the contingent nature of a program rating, Moody's assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer's default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Global Short-Term Rating Scale
Ratings assigned on Moody's global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

A-1	PROSPECTUS | PIMCO EQUITY SERIES

Prospectus

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

National Scale Long-Term Ratings

Moody's long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody's assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country. In each specific country, the last two characters of the rating indicate the country in which the issuer is located (e.g., Aaa.br for Brazil).

Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers.

Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers.

A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers.

Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers.

Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers.

B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers.

Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers.

Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers.

C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. National scale long-term ratings of D.ar and E.ar may also be applied to Argentine obligations.

National Scale Short-Term Ratings
Moody's short-term NSRs are opinions of the ability of issuers in a given country, relative to other domestic issuers, to repay debt obligations that have an original maturity not exceeding thirteen months. Short-term NSRs in one country should not be compared with short-term NSRs in another country, or with Moody's global ratings.

There are four categories of short-term national scale ratings, generically denoted N-1 through N-4 as defined below.

In each specific country, the first two letters indicate the country in which the issuer is located (e.g., BR-1 through BR-4 for Brazil).

N-1: Issuers rated N-1 have the strongest ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-2: Issuers rated N-2 have an above average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-3: Issuers rated N-3 have an average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

N-4: Issuers rated N-4 have a below average ability to repay short-term senior unsecured debt obligations relative to other domestic issuers.

The short-term rating symbols P-1.za, P-2.za, P-3.za and NP.za are used in South Africa. National scale short-term ratings of AR-5 and AR-6 may also be applied to Argentine obligations.

Short-Term Obligation Ratings
The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels--MIG 1 through MIG 3--while speculative grade short-term obligations are designated SG.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	A-2

PIMCO Equity Series

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor's Ratings Services

Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P Global Ratings' ("S&P") analysis of the following considerations:

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Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

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Nature and provisions of the obligation and the promise S&P imputes; and

■

Protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade
AAA: An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated ‘BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment. The ‘CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated ‘D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D' if it is subject to a distressed exchange offer.

NR: This indicates that a rating has not been assigned or is no longer assigned.

Plus (+) or minus (-): The ratings from ‘AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

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Prospectus

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D' if it is subject to a distressed exchange offer.

Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+' or ‘A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+').

Active Qualifiers
S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a 'p' qualifier, which indicates the rating addressed the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

L: Ratings qualified with ‘L' apply only to amounts invested up to federal deposit insurance limits.

p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p' suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

prelim: Preliminary ratings, with the 'prelim' suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

■

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

■

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

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Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

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Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

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A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

cir: This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers (no longer applied or outstanding)

*:This symbol that indicated that the rating was contingent upon S&P receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer's bonds were deemed taxable. Discontinued use in January 2001.

G: The letter 'G' followed the rating symbol when a fund's portfolio consisted primarily of direct U.S. government securities.

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	A-4

PIMCO Equity Series

pi: This qualifier was used to indicate ratings that were based on an analysis of an issuer's published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer's management and therefore, could have been based on less comprehensive information than ratings without a 'pi' suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd's Syndicate Assessments.

pr: The letters ‘pr' indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q: A ‘q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r' modifier was assigned to securities containing extraordinary risks, particularly market risks, which are not covered in the credit rating. The absence of an ‘r' modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. S&P discontinued the use of the ‘r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Fitch Ratings

Long-Term Credit Ratings
Investment Grade
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities in global infrastructure, project finance, and public finance. IDRs opine on an entity's relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest credit quality. ‘AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB: Speculative. ‘BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B' ratings indicate that material credit risk is present.

CCC: Substantial credit risk.

CC: Very high levels of credit risk.

C: Near default.

Defaulted obligations typically are not assigned 'RD' or ‘D' ratings, but are instead rated in the ‘B' to ‘C' rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. For example, the rating category 'AA' has three notch-specific rating levels ('AA+'; 'AA'; 'AA-'; each a rating level). Such suffixes are not added to the ‘AAA' obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC.'

The subscript ‘emr' is appended to a rating to denote embedded market risk that is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate finance issuers with Issuer Default Ratings (IDRs) in speculative grade categories.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based on the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages and analytical judgment, but

A-5	PROSPECTUS | PIMCO EQUITY SERIES

Prospectus

actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. ‘RR1' rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. ‘RR2' rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. ‘RR3' rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. ‘RR4' rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. ‘RR5' rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. ‘RR6' rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	A-6

PIMCO Equity Series

Appendix B
Financial Firm-Specific Sales Charge Waivers and Discounts

The availability of initial and contingent deferred sales charge waivers and discounts may depend on the particular financial firm or type of account through which you purchase or hold Fund shares. For waivers or discounts not available through a particular financial firm, investors will have to purchase shares directly from the Funds (or the Distributor) or through another financial firm to receive such waivers or discounts.

The following descriptions of sales charge waivers and discounts for a particular financial firm and class(es) of shares set forth information provided by the financial firm that the firm has represented is current as of the date of this prospectus. These waivers or discounts, which may vary from those disclosed elsewhere in the prospectus, are subject to change. The Funds will update this Appendix periodically based on information provided by the applicable financial firm. Neither the Funds, the Investment Adviser nor PIMCO Investments LLC supervises the implementation of these waivers or discounts or verifies the firms' administration of these waivers or discounts.

In all instances, it is an investor's responsibility to notify the financial firm of any facts that may qualify the investor for sales charge waivers or discounts. Please contact your financial firm for more information regarding the sales charge waivers and discounts available to you and the firm's related policies and procedures.

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 Plan

Shares purchased through a Merrill Lynch affiliated investment advisory program, or exchanges of shares purchased through such a Merrill Lynch program due to the holdings moving from the program to a Merrill Lynch brokerage (non-advisory) account

Shares of Funds purchased through the Merrill Edge Self-Directed platform
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in the this prospectus

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a certain fee based account or platform (applicable to A and C shares only)

Class A shares sold as a result of exchanges of shares purchased through a Merrill Lynch affiliated investment advisory program due to the holdings moving from the program to a Merrill Lynch brokerage (non-advisory) account

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI:

Front-end Sales Load Waivers on Class A Shares available at Ameriprise Financial

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

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Prospectus

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial's platform (if an Advisory or similar share class for such investment advisory program is not available).

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts,  401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds' prospectus or SAI. For more information regarding the waivers described below, as well as other information regarding mutual fund fees, please see the "Mutual Fund Features, Share Classes and Compensation" brochure available on the Morgan Stanley Wealth Management website.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules.
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.
Shares purchased through a Morgan Stanley self-directed brokerage account.

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund pursuant to Morgan Stanley Wealth Management's share class conversion program.

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James (Raymond James & Associates, Inc., Raymond James Financial Services, Inc. or their affiliates) platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI.

Front-end sales load waivers on Class A Shares available at Raymond James
Shares purchased in an investment advisory program.

Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class as determined by Raymond James) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and the procedures of Raymond James. More information regarding mutual fund shares purchased through a Raymond James platform or account, including the conversion described above, can be found in the Mutual Fund Investing disclosures available on the Raymond James website.

CDSC Waivers on Class A and C Shares available at Raymond James
Death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.
Return of excess contributions from an IRA Account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund's prospectus.
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
Shares acquired through a right of reinstatement.
Front-end Load Discounts available at Raymond James: Breakpoints, Rights of Accumulation and/or Letters of Intent
Breakpoints as described in this prospectus.

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

October 31, 2018 (as supplemented June 10, 2019) | PROSPECTUS	B-2

PIMCO Equity Series

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

B-3	PROSPECTUS | PIMCO EQUITY SERIES

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 650 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PIMCO Investments LLC, 1633 Broadway, New York, NY 10019

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania Avenue, Kansas City, MO 64105

TRANSFER AGENT

DST Asset Manager Solutions, Inc.
Institutional Class and Administrative Class – 430 W. 7th Street, STE 219024, Kansas City, MO 64105-1407
Class A and Class R – P.O. Box 219294, Kansas City, MO 64121-9294

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1900 K Street N.W., Washington, D.C. 20006

For further information about the PIMCO Equity Series, call 888.87.PIMCO or visit our Web site at pimco.com.

PIMCO Equity Series
650 Newport Center Drive
Newport Beach, CA 92660

The Trust's SAI and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds' most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

The SAI contains detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the SAI.

You may get free copies of any of these materials or request other information about a Fund by calling the Trust at 888.87.PIMCO (1.888.877.4626) or by writing to:

PIMCO Equity Series
650 Newport Center Drive
Newport Beach, CA 92660

Daily updates on the NAV of a Fund may be obtained by calling 888-87-PIMCO.

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 202.551.8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR Database on the Commission's website at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, 100 F Street N.E., Washington, D.C. 20549-1520, or by e-mailing your request to publicinfo@sec.gov.

You can also visit our web site at pimco.com for additional information about the Funds, including the SAI and the annual and semi-annual reports which are available for download free of charge.

Reference the Trust's Investment Company Act file number in your correspondence.

Investment Company Act File Number: 811-22375	PES0004_061019

PIMCO Equity Series

Statement of Additional Information

October 31, 2018 (as supplemented June 10, 2019)

This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectuses of PIMCO Equity Series (the “Trust”), as described below and as supplemented from time to time.

The Trust is an open-end management investment company (“mutual fund”) currently consisting of twenty separate portfolios, seventeen of which are discussed in this Statement of Additional Information (each such portfolio discussed in this Statement of Additional Information is referred to herein as a “Fund” and collectively as the “Funds”). The Trust offers up to seven classes of shares of the Funds: Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R. The ticker symbols for each class of shares of the Funds are:

	Inst.	I-2	I-3	Admin.	A	C	R

PIMCO Dividend and Income Fund	PQIIX	PQIPX	–	–	PQIZX	PQICX	–
PIMCO EqS® Long/Short Fund	PMHIX	PMHBX	PMHNX	–	PMHAX	PMHCX	–
PIMCO RAE Emerging Markets Fund	PEIFX	PEPFX	–	–	PEAFX	–	–
PIMCO RAE Global Fund	PFQIX	PFQPX	–	–	PFQAX	–	–
PIMCO RAE Global ex-US Fund	PZRIX	PZRPX	–	–	PZRAX	–	–
PIMCO RAE International Fund	PPYIX	PPYPX	–	–	PPYAX	–	–
PIMCO RAE US Fund	PKAIX	PKAPX	–	–	PKAAX	–	–
PIMCO RAE US Small Fund	PMJIX	PMJPX	–	–	PMJAX	–	–
PIMCO REALPATH® Blend Income Fund	PBRNX	–	–	PBRDX	PBRAX	–	–
PIMCO REALPATH® Blend 2020 Fund	PBZNX	–	–	PBZDX	PBZAX	–	–
PIMCO REALPATH® Blend 2025 Fund	PPZRX	–	–	PPZDX	PPZAX	–	–
PIMCO REALPATH® Blend 2030 Fund	PBPNX	–	–	PBPRX	PBPAX	–	–
PIMCO REALPATH® Blend 2035 Fund	PDGZX	–	–	PDGDX	PDGAX	–	–
PIMCO REALPATH® Blend 2040	PVPNX	–	–	PVPRX	PVPAX	–	–

Fund
PIMCO REALPATH® Blend 2045 Fund	PVQNX	–	–	PVQDX	PVQAX	–	–
PIMCO REALPATH® Blend 2050 Fund	PPQZX	–	–	PPQDX	PPQAX	–	–
PIMCO REALPATH® Blend 2055 Fund	PRQZX	–	–	PRQDX	PRQAX	–	–

The Institutional Class, I-2, I-3, Class A and Class C shares of the PIMCO Dividend and Income Fund, PIMCO EqS® Long/Short Fund, PIMCO RAE Emerging Markets Fund, PIMCO RAE Global Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund are offered through a Prospectus dated October 31, 2018, and the Institutional Class, Administrative Class, Class A and Class R shares of the PIMCO REALPATH® Blend Income Fund, PIMCO REALPATH® Blend 2020 Fund, PIMCO REALPATH® Blend 2025 Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund and PIMCO REALPATH® Blend 2055 Fund (collectively, the “PIMCO REALPATH® Blend Funds”) are offered through a Prospectus dated October 31, 2018, each as supplemented from time to time (each a “Prospectus” and collectively, the “Prospectuses”). A copy of the Prospectuses may be obtained free of charge at the address and telephone number listed below.

Pacific Investment Management Company LLC (“PIMCO” or the “Adviser”), 650 Newport Center Drive, Newport Beach, California 92660, is the investment adviser to the Funds.

Audited financial statements for the Trust as of June 30, 2018, including the notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated herein by reference from the Trust’s June 30, 2018 Annual Report. In addition, the unaudited financial statements for the Trust, as of December 31, 2018, including the notes thereto, are incorporated by reference from the Trust’s unaudited December 31, 2018 Semi-Annual Reports. The information for the semi-annual period ended December 31, 2018 includes all adjustments, consisting of normal recurring adjustments, that the Trust considers necessary for a fair presentation of such information. A copy of the Prospectus, Annual Report or semi-annual report for each Fund may be obtained free of charge at the telephone number and address listed below or by visiting http://investments.pimco.com/prospectuses.

PIMCO Equity Series

Regulatory Document Request

650 Newport Center Drive

Newport Beach, California 92660

Telephone: 888.87.PIMCO

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THE TRUST

The Trust is a Delaware statutory trust established under a Declaration of Trust dated March 30, 2010, as amended and restated November 7, 2013. The Trust is an open-end management investment company (“mutual fund”) currently consisting of twenty separate investment portfolios, including the following seventeen investment portfolios:

PIMCO Dividend and Income Fund

PIMCO EqS® Long/Short Fund

PIMCO RAE Emerging Markets Fund

PIMCO RAE Global Fund

PIMCO RAE Global ex-US Fund

PIMCO RAE International Fund

PIMCO RAE US Fund

PIMCO RAE US Small Fund

PIMCO REALPATH® Blend Income Fund

PIMCO REALPATH® Blend 2020 Fund

PIMCO REALPATH® Blend 2025 Fund

PIMCO REALPATH® Blend 2030 Fund

PIMCO REALPATH® Blend 2035 Fund

PIMCO REALPATH® Blend 2040 Fund

PIMCO REALPATH® Blend 2045 Fund

PIMCO REALPATH® Blend 2050 Fund

PIMCO REALPATH® Blend 2055 Fund

The PIMCO Dividend and Income Fund, PIMCO RAE Emerging Markets Fund, PIMCO RAE Global Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund, PIMCO RAE US Small Fund, PIMCO REALPATH® Blend Income Fund, PIMCO REALPATH® Blend 2020 Fund, PIMCO REALPATH® Blend 2025 Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund and PIMCO REALPATH® Blend 2055 Fund are diversified.

The PIMCO EqS® Long/Short Fund acquired the assets and liabilities of a privately offered fund managed by the Fund’s portfolio manager, in a reorganization completed on April 20, 2012. The privately offered fund had an investment objective and strategies that were, in all material respects, the same as those of the PIMCO EqS® Long/Short Fund and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the PIMCO EqS® Long/Short Fund. However, the privately offered fund was not registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and was not subject to certain investment limitations, diversification requirements, liquidity requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

Each of PIMCO RAE Emerging Markets Fund, PIMCO RAE Global Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund (each, a “PIMCO RAE Fund”) acquired substantially all of the assets and liabilities of a corresponding privately offered fund managed by Research Affiliates, LLC (“Research Affiliates” or the “Sub-Adviser”), each Fund’s sub-adviser, in a reorganization completed on or about June 5, 2015. Each privately offered fund had an investment objective and strategies that were, in all material respects, the same as those of its corresponding PIMCO RAE Fund and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of its corresponding PIMCO RAE Fund. However, the privately offered funds were not registered as investment companies under the 1940 Act, and were not subject to certain investment limitations, diversification requirements, liquidity requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and general investment policies of the Funds are described in the Prospectuses. The following discussion provides additional information about certain strategies and risks associated with the Funds.

The PIMCO REALPATH® Blend Funds invest substantially all of their assets in funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the 1940 Act (collectively, “Acquired Funds”). By investing in Underlying PIMCO Funds, the PIMCO REALPATH® Blend Funds and any other funds of funds managed by PIMCO that invest all or a significant portion of their assets in the Underlying PIMCO Funds (together with the PIMCO REALPATH® Blend Funds, the “PIMCO Funds of Funds”), may have indirect exposure to some or all of the securities and instruments described below depending upon how their assets are allocated among the Underlying PIMCO Funds. Since the PIMCO Funds of Funds may invest substantially all or a significant portion of their assets in the Underlying PIMCO Funds, investment decisions made with respect to the PIMCO Funds of Funds could under certain circumstances negatively impact the Underlying PIMCO Funds, including with respect to the expenses and investment performance of the Underlying PIMCO

Funds. Similarly, certain funds managed by investment advisers affiliated with PIMCO (“Affiliated Funds of Funds”) may invest some or all of their assets in the Underlying PIMCO Funds, and investment decisions made with respect to Affiliated Funds of Funds similarly could under certain circumstances negatively impact the Underlying PIMCO Funds, including with respect to the expenses and investment performance of the Underlying PIMCO Funds. Please see “Investments in Underlying PIMCO Funds” below for more information regarding potential risks to the Underlying PIMCO Funds.

The PIMCO REALPATH® Blend Funds may also invest substantially all of their assets in equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any securities mentioned above, to the extent permitted under the 1940 Act or any exemptive relief therefrom.

The PIMCO RAE Global ex-US Fund invests, under normal circumstances, substantially all of its assets in (i) Institutional Class shares of the PIMCO RAE International Fund (“International Fund”) and the PIMCO RAE Emerging Markets Fund (“Emerging Markets Fund”), (ii) equity securities of small companies economically tied to non-U.S. countries, and (iii) securities that are eligible investments for the International Fund and Emerging Markets Fund. The PIMCO RAE Global Fund (together with the PIMCO RAE Global ex-US Fund, the “PIMCO RAE Funds of Funds”) invests, under normal circumstances, substantially all of its assets in (i) Institutional Class shares of the PIMCO RAE US Fund (“US Fund”), the International Fund and the Emerging Markets Fund (collectively, the US Fund, the International Fund and the Emerging Markets Fund are referred to herein as the “PIMCO RAE Underlying Funds”) and (ii) equity securities that are eligible investments for the PIMCO RAE Underlying Funds. By investing in PIMCO RAE Underlying Funds, the PIMCO RAE Funds of Funds and any other PIMCO Funds of Funds may have indirect exposure to some or all of the securities and instruments described below depending upon how their assets are allocated among the PIMCO RAE Underlying Funds. Because the PIMCO RAE Funds of Funds may invest substantially all or a significant portion of their assets in the PIMCO RAE Underlying Funds, investment decisions made with respect to the PIMCO RAE Funds of Funds could, under certain circumstances, negatively impact the PIMCO RAE Underlying Funds, including with respect to the expenses and investment performance of the PIMCO RAE Underlying Funds. Similarly, Affiliated Funds of Funds may invest some or all of their assets in the PIMCO RAE Underlying Funds, and investment decisions made with respect to Affiliated Funds of Funds similarly could, under certain circumstances, negatively impact the PIMCO RAE Underlying Funds, including with respect to the expenses and investment performance of the PIMCO RAE Underlying Funds. Please see “Investments in PIMCO RAE Underlying Funds” below for more information regarding potential risks to the PIMCO RAE Underlying Funds.

Equity Securities

Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred securities. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred securities to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. The Funds generally consider a small-cap company to be a company with a market capitalization of up to $1.5 billion, a mid-cap company to be a company with a market capitalization of between $1.5 billion and $10 billion, and a large-cap company to be a company with a market capitalization of greater than $10 billion. As described in the relevant Funds’ prospectus, certain Funds rank company size by fundamental size, as determined by Research Affiliates, rather than by market capitalization.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. A Fund may purchase equity securities to seek to influence or control management of an issuer or may invest in other companies that do so, when the portfolio manager(s) believe such actions would benefit the Fund.

In addition to common stock, equity securities may include preferred securities, convertible securities and warrants, which are discussed elsewhere in the Prospectuses and this Statement of Additional Information. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.

Convertible Securities

The Funds may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible.

A convertible security is a bond, debenture, note, preferred security, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

A third party or PIMCO also may create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred securities and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when PIMCO believes that such a combination may better achieve a Fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.

The Funds also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and a Fund in turn assumes credit risk associated with the convertible note.

Contingent Convertible Instruments.  Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

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Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.

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Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Funds, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.

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Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Preferred Securities

The Funds may invest in preferred securities. Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred securities also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

Depositary Receipts

The Funds may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and similar securities that represent interests in a company’s securities that have been deposited with a bank or trust and that trade on an exchange or over-the-counter (“OTC”). For example, ADRs represent interests in a non-U.S. company but trade on a U.S. exchange or OTC and are denominated in U.S. dollars. These securities represent the right to receive securities of the foreign issuer deposited with the bank or trust. ADRs, EDRs and GDRs can be sponsored by the issuing bank or trust company or the issuer of the underlying securities. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, there are generally no fees imposed on the purchase or sale of these securities, other than transaction fees ordinarily involved with trading stock. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, receipt of corporate information about the underlying issuer and proxy disclosure may be untimely.

Warrants to Purchase Securities

The Funds may invest in or acquire warrants to purchase equity or fixed income securities. Warrants are instruments that give the holder the right, but not the obligation, to buy a security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

A Fund may from time to time use non-standard warrants, including low exercise price warrants or low exercise price options (“LEPOs”), to gain exposure to issuers in certain countries. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. Additionally, LEPOs entail the same risks as other OTC derivatives, including the risks that the counterparty or issuer of the LEPO may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Furthermore, while LEPOs may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase such instrument when the Fund wishes to sell it.

U.S. Government Securities

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of a Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as securities issued by members of the Farm Credit System, are supported only by the credit of the agency, instrumentality or corporation. U.S.

Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Mortgage-Related Securities and Asset-Backed Securities

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Such mortgage loans may include reperforming loans (“RPLs”), which are loans that have previously been delinquent but are current at the time securitized. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities” below. The Funds also may invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”).

The recent financial downturn—particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment—has adversely affected the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors have caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. Government will take further action to support the mortgage-related securities industry, as it has in the past, should the economic downturn continue or the economy experience another downturn. Further, recent legislative action and any future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that a Fund could realize losses on mortgage-related securities.

Mortgage Pass-Through Securities.  Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Funds’ mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for certain mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Agency Mortgage-Related Securities.  The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

FNMA and FHLMC also securitize RPLs. For example, in FNMA’s case, the RPLs are single-family, fixed rate reperforming loans that generally were previously placed in a mortgage-backed securities (“MBS”) trust guaranteed by FNMA, purchased from the trust by FNMA and held as a distressed asset after four or more months of delinquency, and subsequently became current (i.e. performing) again. Such RPLs may have exited delinquency through efforts at reducing defaults (e.g., loan modification). In selecting RPLs for securitization, FNMA follows certain criteria related to length of time the loan has been performing, the type of loan (single-family, fixed rate), and the status of the loan as first lien, among other things. FNMA may include different loan structures and modification programs in the future.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred securities and warrants to purchase 79.9% of each enterprise’s common stock. In 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In 2009, the U.S. Treasury further amended the Senior Preferred Stock Purchase Agreement to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in FNMA’s and FHLMC’s net worth through the end of 2012. In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

Privately Issued Mortgage-Related Securities.  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, PIMCO determines that the securities meet the Trust’s quality standards. Securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets which, in PIMCO’s opinion, are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be illiquid.

Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the U.S. has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The Funds may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as a Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as a Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust.

Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms. To the extent third party entities involved with privately issued mortgage-related securities are involved in litigation relating to the securities, actions may be taken that are adverse to the interests of holders of the mortgage-related securities, including the Funds. For example, third parties may seek to withhold proceeds due to holders of the mortgage-related securities, including the Funds, to cover legal or related costs. Any such action could result in losses to the Funds.

Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. The assets underlying privately issued mortgage-related securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

PIMCO seeks to manage the portion of any Fund’s assets committed to privately issued mortgage-related securities in a manner consistent with the Fund’s investment objective, policies and overall portfolio risk profile. In determining whether and how much to invest in privately issued mortgage-related securities, and how to allocate those assets, PIMCO will consider a number of factors. These include, but are not limited to: (1) the nature of the borrowers (e.g., residential vs. commercial); (2) the collateral loan type (e.g., for residential: First Lien - Jumbo/Prime, First Lien - Alt-A, First Lien - Subprime, First Lien - Pay-Option or Second Lien; for commercial: Conduit, Large Loan or Single Asset / Single Borrower); and (3) in the case of residential loans, whether they are fixed rate or adjustable mortgages. Each of these criteria can cause privately issued mortgage-related securities to have differing primary economic characteristics and distinguishable risk factors and performance characteristics.

Collateralized Mortgage Obligations (“CMOs”).  A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Funds may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Fund’s investment objectives and policies, PIMCO may invest in various tranches of CMO bonds, including support bonds.

Commercial Mortgage-Backed Securities.  Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities.  Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Mortgage-related securities include, among other things, securities that reflect an interest in reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence.

There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U. S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is GNMA.

Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events. Additionally, there can be no assurance that service providers to reverse mortgage trusts (“RMTs”) will diligently and appropriately execute their duties with respect to servicing such trusts. As a result, investors (which may include the Funds) in notes issued by RMTs may be deprived of payments to which they are entitled. This could result in losses to the Funds. Investors, including the Funds, may determine to pursue negotiations or legal claims or otherwise seek compensation from RMT service providers in certain instances. This may involve the Funds incurring costs and expenses associated with such actions.

CMO Residuals.  CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Stripped Mortgage-Backed Securities” below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities.  Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities.  SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Collateralized Bond Obligations, Collateralized Loan Obligations and Other Collateralized Debt Obligations.  The Funds may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Funds’ Prospectuses (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that Funds may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Asset-Backed Securities.  Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.

Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Additionally, the value of ABS is subject to risks associated with the servicers’ performance. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Consistent with each Fund’s investment objectives and policies, PIMCO also may invest in other types of asset-backed securities.

Real Estate Assets and Related Derivatives

Certain Funds may generally gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. These Funds may also invest in loans or other investments secured by real estate and may, as a result of default, foreclosure or otherwise, take possession of and hold real estate as a direct owner (see “Indebtedness, Loan Participations and Assignments” below). Each of these types of investments are subject, directly or indirectly, to risks associated with ownership of real estate, including changes in the general economic climate or local conditions (such as an oversupply of space or a reduction in demand for space), loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, including competition based on rental rates, variations in market value, changes in the financial condition of tenants, changes in operating costs, attractiveness and location of the properties, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities. Real estate-related investments may entail leverage and may be highly volatile.

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not generally taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.

A Fund or some of the REITs in which a Fund may invest may be permitted to hold senior or residual interests in real estate mortgage investment conduits (“REMICs”) or debt or equity interests in taxable mortgage pools (“TMPs”). A Fund may also hold interests in “Re-REMICS,” which are interests in securitizations formed by the contribution of asset backed or other similar securities into a trust which then issues securities in various tranches. The Funds may participate in the creation of a Re-REMIC by contributing assets to the trust and receiving junior and/or senior securities in return. An interest in a Re-REMIC security may be riskier than the securities originally held by and contributed to the trust, and the holders of the Re-REMIC securities will bear the costs associated with the securitization.

Bank Obligations

Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Funds will not invest in fixed time deposits which: (i) are not subject to prepayment; or (ii) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements with remaining maturities of more than seven days and other illiquid assets.

The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade and are currently subject to legislative and regulatory scrutiny. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of U.S. and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Subject to the Trust’s limitation on concentration of no more than 25% of its total assets in the securities of issuers in a particular industry, as described in the “Investment Restrictions” section below, there is no additional limitation on the amount of a Fund’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

Loans and Other Indebtedness, Loan Participations and Assignments

The Funds may purchase indebtedness and participations in commercial loans, as well as interests and/or servicing or similar rights in such loans. Such instruments may be secured or unsecured and may be newly-originated (and may be specifically designed for a Fund). Indebtedness is different from traditional debt securities in that debt securities are part of a large issue of securities to the public whereas indebtedness may not be a security and may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations that a Fund may acquire may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. In the event of the bankruptcy of a borrower, a Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a loan.

The Funds may acquire loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when acquiring indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount of the instrument acquired. The Funds may make purchases of indebtedness and loan participations to achieve income and/or capital appreciation.

Certain Funds that are diversified limit the amount of their total assets that they will invest in any one issuer and all Funds limit the amount of their total assets that they will invest in issuers within the same industry (see “Investment Restrictions”). For purposes of these limits, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, the Fund will treat both the lending bank or other lending institution and the corporate borrower as “issuers” for purposes of a Fund’s policy with respect to diversification under Fundamental Investment Restriction 2 below in accordance with written guidance from the staff of the SEC. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary even if the underlying borrowers represent many different companies.

Loans and other types of direct indebtedness (which a Fund may originate, acquire or otherwise gain exposure to) may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what PIMCO believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, a Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Acquisitions of loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Acquisitions of loans through a purchase of a loan or a direct assignment of a financial institution’s interests with respect to the loan may involve additional risks to a Fund. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. For example, if a loan is foreclosed, a Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and would bear the costs and liabilities associated with owning and holding or disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund relies on PIMCO’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

The Funds may make, participate in or acquire debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, a Fund’s only recourse will be against the property securing the DIP financing.

The Funds may act as the originator for direct loans to a borrower. Direct loans between a Fund and a borrower may not be administered by an underwriter or agent bank. The Funds may provide financing to commercial borrowers directly or through companies acquired (or created) and owned by or otherwise affiliated with one or more Funds. The terms of the direct loans are negotiated with borrowers in private transactions. A direct loan may be secured or unsecured.

In determining whether to make a direct loan, a Fund will rely primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. In making a direct loan, a Fund is exposed to the risk that the borrower may default or become insolvent and, consequently, that the Fund will lose money on the loan. Furthermore, direct loans may subject a Fund to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of a Fund to dispose of a direct loan and/or to value the direct loan.

When engaging in direct lending, a Fund’s performance may depend, in part, on the ability of the Fund to originate loans on advantageous terms. In originating and purchasing loans, a Fund will compete with a broad spectrum of lenders. Increased competition for, or a diminishment in the available supply of, qualifying loans could result in lower yields on such loans, which could reduce Fund performance.

As part of its lending activities, a Fund may originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financing may result in significant financial returns to the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. Different types of assets may be used as collateral for a Fund’s loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan. There is no assurance that a Fund will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company that the Fund funds, the Fund may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Fund or its affiliates to the borrower. Furthermore, in the event of a default by a borrower, a Fund may have difficulty disposing of the assets used as collateral for a loan.

Various state licensing requirements could apply to a Fund with respect to the origination, acquisition, holding, servicing, foreclosure and/or disposition of loans and similar assets. The licensing requirements could apply depending on the location of the borrower, the location of the collateral securing the loan, or the location where the Fund or PIMCO operates or has offices. In states in which it is licensed, a Fund or PIMCO will be required to comply with applicable laws and regulations, including consumer protection and anti-fraud laws, which could impose restrictions on the Fund’s or PIMCO’s ability to take certain actions to protect the value of its holdings in such assets and impose compliance costs. Failure to comply with such laws and regulations could lead to, among other penalties, a loss of a Fund’s or PIMCO’s license, which in turn could require the Fund to divest assets located in or secured by real property located in that state. These risks will also apply to issuers and entities in which a Fund invests that hold similar assets, as well as any origination company or servicer in which the Fund owns an interest.

Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. These legal proceedings range from actions involving a single plaintiff to class action lawsuits with potentially tens of thousands of class members. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state Attorneys General, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies’ financial results. To the extent a Fund seeks to engage in origination and/or servicing directly, or has a financial interest in, or is otherwise affiliated with, an origination or servicing company, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, a Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its holdings.

Trade Claims

The Funds may purchase trade claims and similar obligations or claims against companies in bankruptcy proceedings. Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are subject to the risks associated with low-quality obligations.

Corporate Debt Securities

The rate of interest on corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations. Moody’s Investors Service, Inc. (“Moody’s”) describes securities rated Baa as “judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.” Standard & Poor’s Ratings Services (“S&P”)

describes securities rated BBB as “having adequate capacity to meet financial commitments, but more subject to adverse economic conditions.” For securities rated BBB, Fitch Ratings (“Fitch”) states that “…expectations of default risk are currently low…capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.” For a discussion of securities rated below investment grade, see “High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies” below. The Funds may invest in debt securities that are rated in any rating category established by one or more independent rating organizations or that are unrated.

High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies

Investments in securities rated below investment grade that are eligible for purchase by certain Funds are described as “speculative” by Moody’s, S&P and Fitch. Investment in lower rated corporate debt securities (“high yield securities” or “junk bonds”) and securities of distressed companies generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of high yield and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Analysis of the creditworthiness of issuers of debt securities that are high yield or debt securities of distressed companies may be more complex than for issuers of higher quality debt securities.

High yield securities and debt securities of distressed companies may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of these securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn, for example, could cause a decline in prices of high yield securities and debt securities of distressed companies because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities, and a high yield security may lose significant market value before a default occurs. If an issuer of securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds by investing in such securities, may incur additional expenses to seek recovery of their respective investments. In the case of securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. PIMCO seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

High yield and distressed company securities may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield and distressed company securities may involve greater costs than transactions in more actively traded securities, which could adversely affect the price at which the Funds could sell a high yield or distressed company security, and could adversely affect the daily net asset value of the shares. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Fund being unable to realize full value for these securities and/or may result in a Fund not receiving the proceeds from a sale of a high yield or distressed company security for an extended period after such sale, each of which could result in losses to the Fund. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield and distressed company securities, especially in a thinly-traded market. When secondary markets for high yield and distressed company securities are less liquid than the market for other types of securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. PIMCO seeks to minimize the risks of investing in all securities through diversification, in-depth analysis and attention to current market developments.

The use of credit ratings as the sole method of evaluating high yield securities and debt securities of distressed companies can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments of a debt security, not the market value risk of a security. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. PIMCO does not rely solely on credit ratings when selecting debt securities for a Fund, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a debt security held by a Fund, the Fund may retain the security if PIMCO deems it in the best interest of shareholders.

Creditor Liability and Participation on Creditors’ Committees

Generally, when a Fund holds bonds or other similar fixed income securities of an issuer, the Fund becomes a creditor of the issuer. If a Fund is a creditor of an issuer it may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. Although under no obligation to do so, PIMCO, as investment adviser to a Fund, may from time to time have an opportunity to consider, on behalf of a Fund and other similarly situated clients, negotiating or otherwise participating in the restructuring of the Fund’s portfolio investment or the issuer of such investment. PIMCO, in its judgment and discretion and based on the considerations deemed by PIMCO to be relevant, may believe that it is in the best interests of a Fund to negotiate or otherwise participate in such restructuring. Accordingly, and subject to applicable procedures approved by the Board of Trustees, a Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. Similarly, subject to the above-mentioned procedures, PIMCO may actively participate in bankruptcy court and related proceedings on behalf of a Fund in order to protect the Fund’s interests in connection with a restructuring transaction, and PIMCO may cause a Fund to enter into an agreement reasonably indemnifying third parties or advancing from the Fund’s assets any legal fees or other costs to third parties, including parties involved in or assisting the Fund with a restructuring transaction, such as trustees, servicers and other third parties.

Further, PIMCO has the authority, subject to the above-mentioned procedures, to represent the Trust, or any Fund(s) thereof, on creditors’ committees (or similar committees) or otherwise in connection with the restructuring of an issuer’s debt and generally with respect to challenges related to the securities held by the Funds relating to the bankruptcy of an issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Funds may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

Certain Funds also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Certain Funds may invest up to 5% of its total assets in any combination of mortgage-related and or other asset-backed IO, PO, or inverse floater securities. See “Mortgage-Related and Other Asset-Backed Securities” for a discussion of IOs and POs. To the extent permitted by each Fund’s investment objectives and general investment policies, a Fund may invest in residual interest bonds without limitation. The term “residual interest bonds” generally includes tender option bond trust residual interest certificates and instruments designed to receive residual interest payments or other excess cash flows from collateral pools once other interest holders and expenses have been paid.

Foreign Securities

The Funds may invest, without limitation, in common or preferred or preference stock of foreign issuers, corporate debt securities of foreign issuers, certain foreign bank obligations (see “Bank Obligations”) and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

For those Funds (or, in the case of the PIMCO Dividend and Income Fund, the portion of the Fund’s portfolio) not sub-advised by Research Affiliates, PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. In the case of money market instruments other than commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the issuer of such money market instrument is organized under the laws of a non-U.S. country. In the case of commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the “country of exposure” of such instrument is a non-U.S. country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are money market instruments other than commercial paper and certificates of deposit, the issuer of such money market instrument is organized under the laws of a non-U.S. country or, in the case of underlying assets that are commercial paper or certificates of deposit, if the “country of exposure” of such money market instrument is a non-U.S. country). A security’s “country of exposure” is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the “country of exposure.” Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the “country of risk” of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the “country of risk” of the issuer’s ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. “Country of risk” is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer.

For those Funds (or, in the case of the PIMCO Dividend and Income Fund, the portion of the Fund’s portfolio) sub-advised by Research Affiliates, Research Affiliates generally considers an instrument to be economically tied to a non-U.S. country based on the country of primary listing, the issuer’s domicile and the issuer’s country of incorporation. When these factors conflict, Research Affiliates will consider additional factors, such as the domicile of the issuer’s parent company, the issuer’s management location, the issuer’s source of sales, and the issuer’s reporting currency, for purposes of determining whether an instrument is economically tied to a non-U.S. country.

To the extent that a Fund invests in instruments economically tied to non-U.S. countries it may invest in a range of countries and, as such, the value of the Fund’s assets may be affected by uncertainties such as international political developments, changes in government policies, changes in taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of countries in which investment may be made.

For those Funds (or, in the case of the PIMCO Dividend and Income Fund, the portion of the Fund’s portfolio) not sub-advised by Research Affiliates, PIMCO generally considers an instrument to be economically tied to an emerging market country if the issuer is organized under the laws of an emerging market country; the currency of settlement of the security is a currency of an emerging market country; the security is guaranteed by the government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government); for an asset-backed or other collateralized security, the country in which the collateral backing the security is located is an emerging market country; or the security’s “country of exposure” is an emerging market country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries or if an instrument’s “country of exposure” is an emerging market country. A security’s

“country of exposure” is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the “country of exposure.” Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the “country of risk” of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the “country of risk” of the issuer’s ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. “Country of risk” is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In exercising such discretion, PIMCO identifies countries as emerging markets consistent with the strategic objectives of the particular Fund. For example, a Fund may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices. In some cases, this approach may result in PIMCO identifying a particular country as an emerging market with respect to certain Funds but not others.

For those Funds (or, in the case of the PIMCO Dividend and Income Fund, the portion of the Fund’s portfolio) sub-advised by Research Affiliates, Research Affiliates generally considers an instrument to be economically tied to an emerging market country based on the country of primary listing, the issuer’s domicile and the issuer’s country of incorporation. When these factors conflict, Research Affiliates will consider additional factors, such as the domicile of the issuer’s parent company, the issuer’s management location, the issuer’s source of sales, and the issuer’s reporting currency, for purposes of determining whether an instrument is economically tied to an emerging market country. Research Affiliates has broad discretion to identify countries that it considers to qualify as emerging markets. In exercising such discretion, Research Affiliates identifies countries as emerging markets consistent with the strategic objectives of the particular Fund. For example, Research Affiliates may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is considered an emerging market country for purposes of constructing emerging markets indices.

Investment risk may be particularly high to the extent that a Fund invests in instruments economically tied to emerging market countries. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed countries. The Funds may invest in emerging markets that may be in the process of opening to trans-national investment, which may increase these risks. Risks particular to emerging market countries include, but are not limited to, the following risks.

General Emerging Market Risk.   The securities markets of countries in which a Fund may invest may be relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers in countries in which a Fund may invest may not be subject to a high degree of regulation and the financial institutions with which the Fund may trade may not possess the same degree of financial sophistication, creditworthiness or resources as those in developed markets. Furthermore, the legal infrastructure and accounting, auditing and reporting standards in certain countries in which a Fund may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets.

Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in that country. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a portion of its assets in a concentrated geographic area, the Fund will generally have more exposure to regional economic risks associated with that geographic area.

Restrictions on Foreign Investment.   A number of emerging securities markets restrict foreign investment to varying degrees. Furthermore, repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some countries. While a Fund will only invest in markets where these restrictions are considered acceptable, new or additional repatriation or other restrictions might be imposed subsequent to the Fund’s investment. If such restrictions were to be imposed subsequent to a Fund’s investment in the securities markets of a particular country, the Fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to a Fund’s liquidity needs and all other acceptable positive and negative factors. Some emerging markets limit foreign investment, which may decrease returns relative to domestic investors. The Funds may seek exceptions to those restrictions. If those restrictions are present and cannot be avoided by a Fund, the Fund’s returns may be lower.

Settlement Risks.   Settlement systems in emerging markets may be less well organized and less transparent than in developed markets and transactions may take longer to settle as a result. Supervisory authorities may also be unable to apply standards which are comparable with those in developed markets. Thus there may be risks that settlement may be delayed and that cash or securities belonging to a Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment shall be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the “Counterparty”) through whom the relevant transaction is effected might result in a loss being suffered by a Fund. The Funds may not know the identity of a Counterparty, which may increase the possibility of a Fund not receiving payment or delivery of securities in a transaction. The Funds will seek, where possible, to use Counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that a Fund will be successful in eliminating or reducing this risk, particularly as Counterparties operating in emerging market countries frequently lack the substance, capitalization and/or financial resources of those in developed countries.

There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to a Fund. Furthermore, compensation schemes may be non-existent, limited or inadequate to meet a Fund’s claims in any of these events.

Counterparty Risk.   Trading in the securities of developing markets presents additional credit and financial risks. The Funds may have limited access to, or there may be a limited number of, potential Counterparties that trade in the securities of emerging market issuers. Governmental regulations may restrict potential Counterparties to certain financial institutions located or operating in the particular emerging market. Potential Counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency hedging techniques may not be available or may be limited. The Funds may not be able to reduce or mitigate risks related to trading with emerging market Counterparties. The Funds will seek, where possible, to use Counterparties whose financial status is such that the risk of default is reduced, but the risk of losses resulting from default is still possible.

Government in the Private Sector.   Government involvement in the private sector varies in degree among the emerging markets in which a Fund invests. Such involvement may, in some cases, include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any emerging market country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies, to the possible detriment of a Fund’s investment in that country.

Litigation.   The Funds may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain emerging market countries. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies and sponsored entities.

Fraudulent Securities.   It is possible, particularly in markets in emerging market countries, that purported securities in which a Fund invests may subsequently be found to be fraudulent and as a consequence the Fund could suffer losses.

Taxation.   Non-U.S. laws governing the taxation of income and capital gains accruing to non-residents varies among emerging market countries and, in some cases, is comparatively high. In addition, certain emerging market countries may not have well-defined tax laws and procedures, and such laws or procedures may permit retroactive taxation so that a Fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets. The Funds will seek to reduce these risks by careful management of their assets. However, there can be no assurance that these efforts will be successful.

Political Risks/Risks of Conflicts.   Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or other political developments cannot be excluded. Apparently stable systems may experience periods of disruption or improbable reversals of policy. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments could adversely affect a Fund’s investments. The transformation from a centrally planned, socialist economy to a more market oriented economy has also resulted in many economic and social disruptions and distortions. Moreover, there can be no assurance that the economic, regulatory and political initiatives necessary to achieve and sustain such a transformation will continue or, if such initiatives continue and are sustained, that they will be successful or that such initiatives will continue to benefit foreign (or non-national) investors. Certain instruments, such as inflation index instruments, may depend upon measures compiled by governments (or entities under their influence) which are also the obligors.

Investment in sovereign debt can involve a high degree of risk.   The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including a Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

A Fund’s investments in foreign currency denominated debt obligations, if any, and hedging activities would likely produce a difference between its book income and its taxable income. This difference may cause a portion of a Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Euro- and EU-related risks.   The global economic crisis brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all experienced large public budget deficits, the effects of which are still yet unknown and may slow the overall recovery of the European economies from the global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or other central banks or supranational agencies such as the International Monetary Fund. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn which could significantly affect the value of a Fund’s European investments.

The Economic and Monetary Union of the European Union (“EMU”) is comprised of the European Union (“EU”) members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary policies implemented by the EMU and European Central Bank. The euro currency may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally.

It is possible that one or more EMU member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment or a country’s forced expulsion from the euro on that country, the rest of the EMU, and global markets are impossible to predict, but are likely to be negative. The exit of any country out of the euro may have an extremely destabilizing effect on other eurozone countries and their economies and a negative effect on the global economy as a whole. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties. In addition, in the event of one or more countries’ exit from the euro, it may be difficult to value investments denominated in euros or in a replacement currency.

The Funds may face potential risks associated with the referendum on the United Kingdom’s continued membership in the EU, which resulted in a vote for the United Kingdom to leave the EU. The vote to leave the EU may result in substantial volatility in foreign exchange markets and may lead to a sustained weakness in the British pound’s exchange rate against the United States dollar, the euro and other currencies, which may impact Fund returns. The vote to leave the EU may result in a sustained period of market uncertainty, as the United Kingdom seeks to negotiate the terms of its exit. It may also destabilize some or all of the other EU member countries and/or the Eurozone. These developments could result in losses to the Funds, as there may be negative effects on the value of Funds’ investments and/or on Funds’ ability to enter into certain transactions or value certain investments, and these developments may make it more difficult for Funds to exit certain investments at an advantageous time or price. Such events could result from, among other things, increased uncertainty and volatility in the United Kingdom, the EU and other financial markets; fluctuations in asset values; fluctuations in exchange rates; decreased liquidity of investments located, traded or listed within the United Kingdom, the EU or elsewhere; changes in the willingness or ability of financial and other counterparties to enter into transactions or the price and terms on which other counterparties are willing to transact; and/or changes in legal and regulatory regimes to which Fund investments are or become subject. Any of these events, as well as an exit or expulsion of an EU member state other than the United Kingdom from the EU, could negatively impact Fund returns.

Investments in Russia.   Certain Funds may invest in securities and instruments that are economically tied to Russia. In determining whether an instrument is economically tied to Russia, PIMCO uses the criteria for determining whether an instrument is economically tied to an emerging market country as set forth above under “Foreign Securities.” In addition to the risks listed above under “Foreign Securities,” investing in Russia presents additional risks. In particular, investments in Russia are subject to the risk that the United States and/or other countries may impose economic sanctions. Such sanctions – which may impact companies in many sectors, including energy, financial services and defense, among others – may negatively impact a Fund’s performance and/or ability to achieve its investment objective. For example, certain investments in Russian companies or instruments tied to Russian companies may be prohibited and/or existing investments may become illiquid (e.g., in the event that a Fund is prohibited from transacting in certain existing investments tied to Russia), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions. It is also possible that such sanctions may prevent U.S.-based entities that provide services to a Fund from transacting with Russian entities. Under such circumstances, a Fund may not receive payments due with respect to certain investments, such as the payments due in connection with the Fund’s holding of a fixed income security. More generally, investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the U.S. and most other developed countries. Over the past century, Russia has experienced political, social and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia’s government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country’s economic reform initiatives have floundered. In this environment, there is always the risk that the nation’s government will abandon the current program of economic reform and replace it with radically different political and economic policies that would be detrimental to the interests of foreign investors. This could entail a return to a centrally planned economy and nationalization of private enterprises similar to what existed under the old Soviet Union.

Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, there is the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive, and/or exorbitant taxation, or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws. Investments in Russia may be subject to the risk of nationalization or expropriation of assets.

Compared to most national securities markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards than apply to U.S. companies, there may be little reliable corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Securities of Russian companies also may experience greater price volatility than securities of U.S. companies.

Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company’s share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central securities depository and no central registration system for security holders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity, and it is possible for a Fund to lose its registration through fraud, negligence, or even mere oversight. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause a Fund to incur losses due to a counterparty’s failure to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. A Fund also may experience difficulty in obtaining and/or enforcing judgments in Russia.

The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products.

Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.

Investments in the People’s Republic of China.   Certain Funds that may invest in emerging market countries may invest in securities and instruments that are economically tied to the People’s Republic of China (excluding Hong Kong, Macau and Taiwan for the purpose of this disclosure) (“PRC”). Such investment may be made through various available market access programs including but not limited to PRC qualified foreign institutional investor (“QFII”) program and/or the RMB qualified foreign institutional investor (“RQFII”) program. In determining whether an instrument is economically tied to the PRC, PIMCO uses the criteria for determining whether an instrument is economically tied to an emerging market country as set forth above under “Foreign Securities.” In addition to the risks listed above under “Foreign Securities,” including those associated with investing in emerging markets, investing in the PRC presents additional risks. These additional risks include (without limitation): (a) inefficiencies resulting from erratic growth; (b) the unavailability of consistently-reliable economic data; (c) potentially high rates of inflation; (d) dependence on exports and international trade; (e) relatively high levels of asset price volatility; (f) potential shortage of liquidity and limited accessibility by foreign investors; (g) greater competition from regional economies; (h) fluctuations in currency exchange rates or currency devaluation by the PRC government or central bank, particularly in light of the relative lack of currency hedging instruments and controls on the ability to exchange local currency for U.S. dollars; (i) the relatively small size and absence of operating history of many PRC companies; (j) the developing nature of the legal and regulatory framework for securities markets, custody arrangements and commerce; (k) uncertainty and potential changes with respect to the rules and regulations of the QFII / RQFII program and other market access programs through which such investments are made; (l) the commitment of the PRC government to continue with its economic reforms; and (m) Chinese regulators may suspend trading in Chinese issuers (or permit such issuers to suspend trading) during market disruptions, and that such suspensions may be widespread.

In addition, there is a lack of clarity in the laws and regulations, and a lower level of enforcement activity, in these securities markets compared to more developed international markets. There could potentially be a lack of consistency in interpreting and applying the relevant regulations and a risk that the regulators may impose immediate or rapid changes to existing or introduce new laws, rules, regulations or policies without any prior consultation with or notice to market participants which may severely restrict the Fund’s ability to pursue its investment objectives or strategies. There also exists control on foreign investment in the PRC and limitations on repatriation of invested capital. Under the QFII / RQFII program, there are certain regulatory restrictions particularly on aspects including (without limitation to) investment scope, investment quota, repatriation of funds, foreign shareholding limit and account structure. Although the relevant QFII / RQFII regulations have recently been revised to relax the limitation on repatriation of funds, it is a very new development therefore subject to uncertainties as to whether and how it will be implemented in practice. As a result of PRC regulatory requirements, a Fund may be limited in its ability to invest in securities or instruments tied to the PRC and/or may be required to liquidate its holdings in securities or instruments tied to the PRC. Under certain instances such as when the price of the securities is at a low level, the involuntary liquidations may result in losses for a Fund. In addition, securities exchanges in the PRC typically have the right to suspend or limit trading in any security traded on the relevant exchange. The PRC government or relevant PRC regulators may also implement policies that may adversely affect the PRC financial markets. Such suspensions, limitations or policies may have a negative impact on the performance of a Fund’s investments.

Although the PRC has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. As an emerging market, many factors may affect such stability – such as increasing income inequality or agrarian unrest and instability of existing political structures – and may result in adverse consequences to a Fund investing in securities and instruments economically tied to the PRC. Political uncertainty, military intervention, regional conflicts and government corruption could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers, and could result in significant disruption to securities markets.

The PRC is ruled by the Communist Party. Investments in the PRC are subject to risks associated with greater governmental control over and involvement in the economy. Unlike in the United States, the PRC’s currency is not determined by the market, but is instead managed at artificial levels relative to the U.S. dollar. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. The PRC also may restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions may have the effect of making securities and instruments tied to the PRC relatively illiquid, particularly in connection with redemption requests. In addition, the government of the PRC exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in the PRC have contributed to growth, but there is no guarantee that such reforms will continue.

The PRC has historically been prone to natural disasters such as droughts, floods, earthquakes and tsunamis, and the region’s economy may be affected by such environmental events in the future. A Fund’s investment in the PRC is, therefore, subject to the risk of such events. In addition, the relationship between the PRC and Taiwan is particularly sensitive, and hostilities between the PRC and Taiwan may present a risk to a Fund’s investments in the PRC.

The application of tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect a Fund’s investment in the PRC. Because the rules governing taxation of investments in securities and instruments economically tied to the PRC are not always clear, PIMCO may provide for capital gains taxes on Funds investing in such securities and instruments by reserving both realized and unrealized gains from disposing or holding securities and instruments economically tied to the PRC. This approach is based on current market practice and PIMCO’s understanding of the applicable tax rules. Changes in market practice or understanding of the applicable tax rules may result in the amounts reserved being too great or too small relative to actual tax burdens.

Investing through Stock Connect.   Certain Funds may invest in eligible securities (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange or the Shenzhen Stock Exchange through the Shanghai – Hong Kong – Stock Connect program and the Shenzhen – Hong Kong Stock Connect program (collectively, “Stock Connect”). Stock Connect allows non-Chinese investors (such as the Funds) to purchase certain PRC-listed equities via brokers in Hong Kong. Although Stock Connect is the first program allowing non-Chinese investors to trade Chinese equities without a license, purchases of securities through Stock Connect are subject to market-wide quota limitations, which may prevent a Fund from purchasing Stock Connect securities when it is otherwise advantageous to do so. An investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund’s ability to invest in China A-shares through Stock Connect and to enter into or exit trades where it is advantageous to do so on the same trading day. Because Stock Connect trades are routed through Hong Kong brokers and the Hong Kong Stock Exchange, Stock Connect is affected by trading holidays in either the PRC or Hong Kong, and there are trading days in the PRC when Stock Connect investors will not be able to trade. As a result, prices of Stock Connect may fluctuate at times when the Fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Stock Connect. Because Stock Connect is relatively new, its effects on the market for trading China A-shares are uncertain. In addition, the trading, settlement and information technology (“IT”) systems required to operate Stock Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.

Stock Connect is subject to regulations by both Hong Kong and the PRC. Regulators in both jurisdictions are allowed to suspend Stock Connect trading; Chinese regulators may also suspend trading in Chinese issuers (or permit such issuers to suspend trading) during market disruptions, and such suspensions may be widespread. There can be no assurance that further regulations will not affect the availability of securities under Stock Connect, operations arrangements or other limitations. Stock Connect transactions are not covered by investor protection programs of either the Hong Kong, Shanghai or Shenzhen Stock Exchanges, although any default by a Hong Kong broker should be subject to established Hong Kong law. In the PRC, Stock Connect securities are held on behalf of ultimate investors (such as the Fund) by the Hong Kong Securities Clearing Company Limited (“HKSCC”) as nominee. While Chinese regulators have affirmed that the ultimate investors hold a beneficial interest in Stock Connect securities, the mechanisms that beneficial owners may use to enforce their rights are untested. In addition, courts in China have limited experience in applying the concept of beneficial ownership and the law surrounding beneficial ownership will continue to evolve. A Fund may not be able to participate in corporate actions affecting Stock Connect securities due to time constraints or for other operational reasons. Similarly, a Fund will not be able to vote in shareholders’ meetings except through HKSCC and will not be able to attend shareholders’ meetings. Stock Connect trades are settled in Renminbi (RMB), the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

Stock Connect trades are either subject to certain pre-trade requirements or must be placed in special segregated accounts that allow brokers to comply with these pre-trade requirements by confirming that the selling shareholder has sufficient Stock Connect securities to complete the sale. If a Fund does not utilize a special segregated account, a Fund will not be able to sell the shares on any trading day where it fails to comply with the pre-trade checks. In addition, these pre-trade requirements may, as a practical matter, limit the number of brokers that a Fund may use to execute trades. While the Fund may use special segregated accounts in lieu of the pre-trade check, many market participants have yet to fully implement IT systems necessary to complete trades involving securities in such accounts in a timely manner. Market practice with respect to special segregated accounts is continuing to evolve.

Investing through CIBM Direct. To the extent permissible by the relevant PRC regulations or authorities, the Fund may also directly invest in permissible products (which include cash bonds) traded on China inter-bank bond market (“CIBM”) in compliance with the relevant rules issued by the People’s Bank of China (“PBOC”, including its Shanghai Head Office) in 2016 including the Announcement [2016] No.3 and its implementing rules (“CIBM Direct Rules”). An onshore trading and settlement agent shall be engaged by PIMCO as the manager of the Fund to make the filing on behalf of the relevant Fund and conduct trading and settlement agency services for the Fund. PBOC will exercise on-going supervision on the onshore settlement agent and the Fund’s trading under the CIBM Direct Rules and may take relevant administrative actions such as suspension of trading and mandatory exit against the Fund and/or PIMCO in the event of any incompliance with the CIBM Direct Rules. The CIBM Direct Rules are very new and have yet to be tested on the market. At this stage the CIBM Direct Rules are still subject to further clarification and/or changes, which may adversely affect the Fund’s capability to invest in the CIBM.

Investing Through Bond Connect. In addition to the risks described under “Foreign Securities” and “Investments in the People’s Republic of China,” there are risks associated with a Fund’s investment in Chinese government bonds and other PRC-based debt instruments traded on the CIBM through the Bond Connect program. The Bond Connect refers to the arrangement between Hong Kong and PRC that enables the PRC and overseas investors to trade various types of debt securities in each other’s bond markets through connection between the relevant respective financial infrastructure institutions. Trading through Bond Connect is subject to a number of restrictions that may affect a Fund’s investments and returns. Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to a Fund. Furthermore, securities purchased via Bond Connect will be held on behalf of ultimate investors (such as a Fund) via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit maintained with a PRC-based custodian (either the China Central Depository &

Clearing Co. (“CDCC”) or the Shanghai Clearing House (“SCH”)). A Fund’s ownership interest in Bond Connect securities will not be reflected directly in book entry with CSDCC or SCH and will instead only be reflected on the books of its Hong Kong sub-custodian. This recordkeeping system also subjects a Fund to various risks, including the risk that the Fund may have a limited ability to enforce rights as a bondholder as well as the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. While the ultimate investors hold a beneficial interest in Bond Connect securities, the mechanisms that beneficial owners may use to enforce their rights are untested and courts in the PRC have limited experience in applying the concept of beneficial ownership. As such, a Fund may not be able to participate in corporate actions affecting its rights as a bondholder, such as timely payment of distributions, due to time constraints or for other operational reasons. Bond Connect trades are settled in RMB and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed. Moreover, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

A primary feature of Bond Connect is the application of the home market’s laws and rules applicable to investors in Chinese fixed-income instruments. Therefore, a Fund’s investments in securities via Bond Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Bond Connect. A Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Bond Connect. Bond Connect is only available on days when markets in both the PRC and Hong Kong are open. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Fund is unable to add to or exit its position and, therefore, may limit the Fund’s ability to trade when it would be otherwise attractive to do so. Finally, uncertainties in the PRC tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for a Fund. The withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.

The Bond Connect program is a relatively new program and may be subject to further interpretation and guidance. In addition, the trading, settlement and IT systems required for non-Chinese investors in Bond Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Bond Connect could be disrupted. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Bond Connect program are uncertain, and they may have a detrimental effect on a Fund’s investments and returns.

Foreign Currency Transactions

A Fund may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “Derivative Instruments”), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”). The Funds may engage in these transactions in order to attempt to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Funds also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A forward involves an obligation to purchase or sell a certain amount of a specific currency at a future date, which may be three business days or more from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation or “earmarking” of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards are used primarily to adjust the foreign exchange exposure of a Fund with a view to protecting the outlook, and the Fund might be expected to enter into such contracts under the following circumstances:

Lock In.   When PIMCO desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge.   If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge.   If PIMCO wants to eliminate substantially all of the risk of owning a particular currency, and/or if PIMCO thinks that a Fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in value of the bond.

Proxy Hedge.   PIMCO might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging.   When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a Fund’s net asset value per share.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if PIMCO’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. Also, foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have the flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder. Under definitions adopted by the Commodity Futures Trading Commission (“CFTC”) and SEC, many non-deliverable foreign currency forwards are considered swaps for certain purposes, including the determination of whether such instruments need to be exchange-traded and centrally cleared as discussed further in “Risks of Potential Government Regulation of Derivatives.” These changes are expected to reduce counterparty risk as compared to bi-laterally negotiated contracts.

The Funds may hold a portion of their assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Tax Consequences of Hedging.   Under applicable tax law, a Fund may be required to limit its gains from hedging in foreign currency forwards, futures, and options. Although a Fund is expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging also may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by a Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income.

Foreign Currency Exchange-Related Securities

Foreign currency warrants. Foreign currency warrants such as Currency Exchange Warrants™ (“CEWs™”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal exchange rate linked securities.   Principal exchange rate linked securities (“PERLs™”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper.   Performance indexed paper (“PIPs™”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Borrowing

Except as described below, a Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund’s total assets. A Fund also may borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund’s total assets.

Specifically, provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of a Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

A Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation or “earmarking” of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Funds also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The Funds may enter into reverse repurchase agreements, mortgage dollar rolls and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund to another party, such as a bank or broker-dealer, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, a Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. A Fund typically will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by a Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. With respect to reverse repurchase agreements in which banks are counterparties, a Fund may treat such transactions as bank borrowings, which would be subject to the Fund’s limitations on borrowings. Such treatment would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to one-third of a Fund’s total assets.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a specified percentage of the initial amount delivered.

A Fund’s obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds’ restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities.

The Funds also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security. A Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.

It is possible that changing government regulation may affect a Fund’s use of these strategies. Changes in regulatory requirements concerning margin for certain types of financing transactions, such as repurchase agreements, reverse repurchase agreements, and securities lending and borrowing, could impact a Fund’s ability to utilize these investment strategies and techniques.

Commodities

Each Fund may purchase or sell derivatives, securities or other instruments that provide exposure to commodities. A Fund’s investments in commodities-related instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-related instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. An unexpected surplus of a commodity caused by one of the aforementioned factors, for example, may cause a significant decrease in the value of the commodity (and a decrease in the value of any investments directly correlated to the commodity). Conversely, an unexpected shortage of a commodity caused by one of the aforementioned factors may cause a significant increase in the value of the commodity (and a decrease in the value of any investments inversely correlated to that commodity). The commodity markets are subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.

A Fund may focus its commodity-related investments in a particular sector of the commodities market (such as gold, oil, metal or agricultural products). As a result, to the extent a Fund focuses its investments in a particular sector of the commodities market, the Fund may be more susceptible to risks associated with those sectors, including the risk of loss due to adverse economic, business or political developments affecting a particular sector. See “Derivative Instruments” below for a more detailed discussion of risks related to commodities, including additional discussion of commodity-related derivative instruments.

Derivative Instruments

In pursuing its objective, a Fund may, to the extent permitted by its investment objectives and policies, purchase and sell (write) both put options and call options on securities, swap agreements, recovery locks, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of its overall investment strategies. The Funds also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds also may enter into swap agreements with respect to interest rates, commodities, and indexes of securities or commodities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Funds may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or options on futures are traded in the future, a Fund also may use those instruments, provided that the Board of Trustees determines their use is consistent with the Fund’s investment objective.

The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of PIMCO to forecast interest rates and other economic factors correctly. If

PIMCO incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to additional, unforeseen risks, including the risk of loss.

Certain Acquired Funds may concentrate their respective assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, to the extent that the PIMCO Funds of Funds invests in such Acquired Funds, the PIMCO Funds of Funds may be more susceptible to risks associated with those sectors. Investments in commodity-linked derivative instruments may subject the investing fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Funds might not employ any of the strategies described herein, and no assurance can be given that any strategy used will succeed. If PIMCO incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise. This is due, in part, to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, a Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed upon distribution at ordinary income tax rates) than if it had not used such instruments. For Funds that gain exposure to an asset class using derivative instruments backed by a collateral portfolio of Fixed Income Instruments, changes in the value of the Fixed Income Instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Participation in the markets for derivative instruments involves investment risks and transaction costs to which a Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Fund and its counterparty and certain derivative transactions may be terminated by the counterparty or the Fund, as the case may be, upon the occurrence of certain Fund-related or counterparty-related events, which may result in losses or gains to the Fund based on the market value of the derivative transactions entered into between the Fund and the counterparty. In addition, such early terminations may result in taxable events and accelerate gain or loss recognition for tax purposes. It may not be possible for a Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a derivative transaction prior to its termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. Upon the expiration or termination of a particular contract, a Fund may wish to retain a Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found, which could cause the Fund not to be able to maintain certain desired investment exposures or not to be able to hedge other investment positions or risks, which could cause losses to the Fund. Furthermore, after such an expiration or termination of a particular contract, a Fund may have fewer counterparties with which to engage in additional derivative transactions, which could lead to potentially greater counterparty risk exposure to one or more counterparties and which could increase the cost of entering into certain derivatives. In such cases, the Fund may lose money.

A Fund may engage in investment strategies, including the use of derivatives, to, among other things, seek to generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s net asset value. A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support distributions, even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. securities markets or the Fund’s portfolio of investments, or arising from its use of derivatives. Consequently, Fund shareholders may receive distributions subject to tax at ordinary income rates at a time when their investment in the Fund has declined in value, which may be economically similar to a taxable return of capital.

The tax treatment of certain derivatives may be open to different interpretations. Any recharacterization of payments made or received by a Fund pursuant to derivatives potentially could affect the amount, timing or characterization of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

Options on Securities and Indexes. A Fund may, to the extent specified herein or in the Prospectuses, purchase and sell both put and call options on equity or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an OTC market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price often at any time during the term of the option for American options or only at expiration for European options. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). Certain put options written by a Fund, which counterparties may use as a source of liquidity, may be structured to have an exercise price that is less than the market value of the underlying securities that would be received by the Fund. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

A Fund will “cover” its obligations when it writes call options or put options. In the case of a call option on a debt obligation or other security, the option is covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in such amount are segregated by its custodian or “earmarked”) upon conversion or exchange of other securities held by a Fund. A call option on a security is also “covered” if a Fund does not hold the underlying security or have the right to acquire it, but the Fund segregates or “earmarks” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount equal to the value of the underlying security (minus any collateral deposited with a broker-dealer or other financial institution), on a mark-to-market basis (a so-called “naked” call option).

For a call option on an index, the option is covered if a Fund maintains with its custodian liquid assets in an amount equal to the Fund’s net obligation under the option. A call option is also covered if a Fund holds a call on the same index or security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or “earmarked” liquid assets. A put option on a security or an index is covered if a Fund segregates or “earmarks” liquid assets equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or “earmarked” liquid assets. Obligations under written call and put options so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restrictions concerning senior securities and borrowings.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and ask prices.

The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds’ immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or where the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The writer of an American option often has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. To the extent a Fund writes a put option, the Fund has assumed the obligation during the option period to purchase the underlying investment from the put buyer at the option’s exercise price if the put buyer exercises its option, regardless of whether the value of the underlying investment falls below the exercise price. This means that a Fund that writes a put option may be required to take delivery of the underlying investment and make payment for such investment at the exercise price. This may result in losses to the Fund and may result in the Fund holding the underlying investment for some period of time when it is disadvantageous to do so.

If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

To the extent that a Fund writes a call option on a security it holds in its portfolio and intends to use such security as the sole means of “covering” its obligation under the call option, the Fund has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline. If a Fund were unable to close out such a call option, the Fund would not be able to sell the underlying security unless the option expired without exercise.

Foreign Currency Options. The Funds may buy or sell put and call options on foreign currencies. The Funds may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. OTC options differ from exchange-traded options in that they are bilateral contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Under definitions adopted by the CFTC and SEC, many foreign currency options are considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared as discussed further in “Risks of Potential Government Regulation of Derivatives.”

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, a party can close out its position on the exchange for cash, without delivering the underlying security or other underlying asset. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract from or to the writer of the option, at a specified price and on or before a specified expiration date.

The Funds may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, commodities, and security or commodity indexes. To the extent that a Fund may invest in foreign currency-denominated securities, it also may invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale or purchase of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which a party agrees to pay or receive an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including, but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the Markit CDX credit index; the iTraxx credit index; U.S. Treasury bonds; U.S. Treasury notes; U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future. Certain futures contracts on indexes, financial instruments or foreign currencies may represent new investment products that lack performance track records. Certain of the Funds also may invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement to buy or sell a commodity, such as an energy, agricultural or metal commodity at a later date at a price and quantity agreed-upon when the contract is bought or sold.

A Fund may purchase and write call and put futures options, as specified for the Fund in the Prospectuses. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Certain Funds claim an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), and, therefore, are not subject to registration or regulation as commodity pools under the CEA. PIMCO is not deemed to be a CPO with respect to its service as investment adviser to these Funds. Additionally, certain Funds operating as funds of funds have claimed a temporary exemption from the definition of CPO under the CEA and, therefore, are not currently subject to registration or regulation as commodity pools under the CEA. PIMCO is not currently deemed to be a CPO with respect to its service as investment adviser to these funds of funds.

In 2012, the CFTC adopted certain rule amendments that significantly affected the exemptions that were available to each of the Funds. To the extent any Funds are, or become, ineligible to claim an exclusion from CFTC regulation, these

Funds may consider steps in order to continue to qualify for exemption from CFTC regulation, or may determine to operate subject to CFTC regulation.

Limitations on Use of Futures and Futures Options. A Fund that may use futures and futures options will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, a Fund will mark to market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing an offsetting futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

When purchasing a futures contract that cash settles, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the daily marked-to-market net obligation (if any) of the futures contract. Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract that cash settles, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that are equal to the daily marked-to-market net obligation of the futures contract. Alternatively, a Fund may “cover” its position by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

With respect to futures contracts that “physically settle,” a Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the full notional value of the futures contract. With respect to futures that are required to “cash settle,” however, a Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation, if any (in other words, the Fund’s daily net liability, if any), rather than the full notional value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full notional value of the futures contract.

When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate or “earmark” assets to cover a Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by limiting the overall duration of the Fund’s portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted for the Fund in the Prospectuses.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options and forward contracts. See “Taxation.”

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that a Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund’s holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts, including but not limited to:

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on forward currency exchange contracts may be traded on foreign (non-U.S.) exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign (non-U.S.) securities. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Fund’s ability to act upon economic events occurring in foreign (non-U.S.) markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements. The Funds may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent a Fund may invest in foreign (non-U.S.) currency-denominated securities, it also may invest in currency exchange rate swap agreements. The Funds also may enter into options on swap agreements (“swaptions”).

A Fund may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in a more cost efficient manner.

OTC swap agreements are bilateral contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard OTC swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign (non-U.S.) currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Certain swap agreements, such as interest rate swaps, are traded on exchanges and cleared through central clearing counterparties. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A total return swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of underlying assets, which may include a single stock, a basket of stocks, or a stock index during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Consistent with a Fund’s investment objectives and general investment policies, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate (“LIBOR”), and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

The Funds also may enter into combinations of swap agreements in order to achieve certain economic results. For example, a Fund may enter into two swap transactions, one of which offsets the other for a period of time. After the offsetting swap transaction expires, the Fund would be left with the economic exposure provided by the remaining swap transaction. The intent of such an arrangement would be to lock in certain terms of the remaining swap transaction that a Fund may wish to gain exposure to in the future without having that exposure during the period the offsetting swap is in place.

The Funds also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Funds may write (sell) and purchase put and call swaptions.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option a Fund will become obligated according to the terms of the underlying agreement.

A Fund also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying reference instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying reference instrument. For example, a Fund may enter into a volatility swap in order to take the position that the reference instrument’s volatility will increase over a particular period of time. If the reference instrument’s volatility does increase over the specified time, the Fund will receive a payment from its counterparty based upon the amount by which the reference instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the reference instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the reference instrument’s realized volatility level falls below the volatility level agreed upon by the parties. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap. Certain of the Funds may engage in variance swaps.

Most types of swap agreements entered into by a Fund will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.

The Funds also may enter into OTC and cleared credit default swap agreements. A credit default swap agreement may reference one or more debt securities or obligations that are not currently held by a Fund. The protection “buyer” in an OTC credit default swap contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market-perceived credit risk rises and when spreads fall, market-perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the credit soundness of the issuer of the reference obligation and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements sold by a Fund may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk (with respect to OTC credit default swaps) and credit risk. A Fund will enter into uncleared credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. In addition, there may be disputes between the buyer and seller of a credit default swap agreement or within the swaps market as a whole as to whether a credit event has occurred or what the payment should be. Such disputes could result in litigation or other delays, and the outcome could be adverse for the buyer or seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments require the clearing and exchange-trading of certain standardized OTC derivative instruments that the CFTC and SEC have defined as “swaps.” The CFTC has implemented mandatory exchange-trading and clearing requirements under the Dodd-Frank Act and the CFTC continues to approve contracts for central clearing. Uncleared swaps are subject to certain margin requirements that mandate the posting and collection of minimum margin amounts on certain uncleared swaps transactions, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps than would otherwise be the case. PIMCO will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Funds’ ability to enter into swap agreements.

Whether a Fund’s use of swap agreements or swaptions will be successful in furthering its investment objective will depend on PIMCO’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into OTC swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on a Fund by the Internal Revenue Code may limit the Fund’s ability to use swap agreements. The swaps market is subject to increasing regulations, in both U.S. and non-U.S. markets. It is possible that developments in the swaps market, including additional government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the reference asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because OTC swap agreements are bilateral contracts that may be subject to contractual restrictions on transferability and termination and because they may have remaining terms of greater than seven days, swap agreements may be considered illiquid and subject to a Fund’s limitation on investments in illiquid securities. However, the Trust has adopted procedures pursuant to which PIMCO may determine swaps to be liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that PIMCO will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If PIMCO attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for a Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

A Fund also may enter into recovery locks. A recovery lock is an agreement between two parties that provides for a fixed payment by one party and the delivery of a reference obligation, typically a bond, by the other party upon the occurrence of a credit event, such as a default, by the issuer of the reference obligation. Recovery locks are used to “lock in” a recovery amount on the reference obligation at the time the parties enter into the agreement. In contrast to a credit default swap where the final settlement amount may be dependent on the market price for the reference obligation upon the credit event, a recovery lock fixes the settlement amount in advance and is not dependent on the market price of the reference obligation at the time of the credit event. Unlike certain other types of derivatives, recovery locks generally do not involve upfront or periodic cash payments by either of the parties. Instead, payment and settlement occurs after there has been a credit event. If a credit event does not occur prior to the termination date of a recovery lock, the agreement terminates and no payments are made by either party. A Fund may enter into a recovery lock to purchase or sell a reference obligation upon the occurrence of a credit event.

Recovery locks are subject to the risk that PIMCO will not accurately forecast the value of a reference obligation upon the occurrence of a credit event. For example, if a Fund enters into a recovery lock and agrees to deliver a reference obligation in exchange for a fixed payment upon the occurrence of a credit event, the value of the reference obligation or eventual recovery on the reference obligation following the credit event may be greater than the fixed payment made by the counterparty to the Fund. If this occurs, the Fund will incur a loss on the transaction. In addition to general market risks, recovery locks are subject to illiquidity risk, counterparty risk and credit risk. The market for recovery locks is relatively new and is smaller and less liquid than the market for credit default swaps and other derivatives. Elements of judgment may play a role in determining the value of a recovery lock. It may not be possible to enter into a recovery lock at an advantageous time or price. A Fund will only enter into recovery locks with counterparties that meet certain standards of creditworthiness.

A Fund’s obligations under a recovery lock will be determined daily. In connection with recovery locks in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to the Fund’s obligations, on a marked-to-market basis. In connection with recovery locks in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the fixed payment amount of the recovery lock (minus any amounts owed to the Fund, if applicable). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio.

Synthetic Equity Swaps. Certain Funds or Underlying PIMCO Funds may also enter into synthetic equity swaps, in which one party to the contract agrees to pay the other party the total return earned or realized on a particular “notional amount” of value of an underlying equity security including any dividends distributed by the underlying security. The other party to the contract makes regular payments, typically at a fixed rate or at a floating rate based on LIBOR or other variable interest rate based on the notional amount. Similar to currency swaps, synthetic equity swaps are generally entered into on a net basis, which means the two payment streams are netted out and a Fund or Underlying PIMCO Fund will either pay or receive the net amount. A Fund or Underlying PIMCO Fund may enter into a synthetic equity swap instead of purchasing the reference security when the synthetic equity swap provides a more efficient or less expensive way of gaining exposure to a security compared with a direct investment in the security.

Risks of Potential Government Regulation of Derivatives. It is possible that additional government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of a Fund to use certain instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which the Funds engage in derivative transactions could also limit or prevent the Funds from using certain instruments. These risks may be particularly acute for the Underlying PIMCO Funds, such as the PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, that make extensive use of commodity-related derivative instruments in seeking to achieve their investment objectives.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies. The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of futures, options and swaps transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action.

In particular, the Dodd-Frank Act sets forth a legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many OTC derivatives transactions.

Provisions in the Dodd-Frank Act include capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been developing the rules and regulations enacting the provisions of the Dodd-Frank Act. However, swap dealers, major market participants and swap counterparties are experiencing, and will continue to experience, new and additional regulations, requirements, compliance burdens and associated costs. The Dodd-Frank Act and the rules to be promulgated thereunder may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on a Fund or its counterparties may impact that Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements, even if not directly applicable to the Funds, including margin requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

Structured Products. The Funds may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.

Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of the Fund.

Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Commodity-Linked Notes. Certain structured products may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked structured products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds will only invest in commodity-linked structured products that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Structured Notes and Indexed Securities. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent a Fund invests in these notes and securities, however, PIMCO analyzes these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.

Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Equity-Linked Securities and Equity-Linked Notes. The Funds may invest a portion of their assets in equity-linked securities. Equity-linked securities are privately issued derivative securities that have a return component based on the performance of a single stock, a basket of stocks, or a stock index. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments.

An equity-linked note is a note, typically issued by a company or financial institution, whose performance is tied to a single stock, a basket of stocks, or a stock index. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the linked securities. The terms of an equity-linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate. Because the notes are equity linked, they may return a lower amount at maturity due to a decline in value of the linked security or securities. To the extent a Fund invests in equity-linked notes issued by foreign issuers, it will be subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies. Equity-linked notes are also subject to default risk and counterparty risk.

Bank Capital Securities

Certain Funds may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of common and non-cumulative preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred securities, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date. Subject to certain regulatory requirements, both Tier I and Tier II securities may include trust preferred securities. As a general matter, trust preferred securities are being phased out as Tier I and Tier II capital of banking organizations unless they qualify for grandfather treatment.

Perpetual Bonds

Certain Funds may invest in perpetual bonds. Perpetual bonds are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Trust Preferred Securities

Certain Funds may invest in trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred securities. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings. In identifying the risks of the trust preferred securities, PIMCO will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a Fund.

As a result of trust preferred securities being phased out of Tier I and Tier II capital of banking organizations, a Fund’s ability to invest in trust preferred securities may be limited. This may impact a Fund’s ability to achieve its investment objective.

Master Limited Partnerships (“MLPs”)

MLPs are limited partnerships in which ownership units are publicly traded. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership. Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to abrupt or erratic price movements.

Exchange-Traded Notes

Exchange-traded notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the Funds characterize and treat ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Participatory Notes

Participatory notes are instruments issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity or debt security, currency or market. If a participatory note were held to maturity, the issuer would pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. The holder of a participatory note that is linked to a particular underlying security or instrument may be entitled to receive any dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. Participatory notes involve transaction costs. Investments in participatory notes involve the same risks associated with a direct investment in the underlying security or instrument that they seek to replicate.

In addition, there can be no assurance that the value of participatory notes will equal the value of the underlying security or instrument that they seek to replicate. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Accordingly, there is counterparty risk associated with these investments because a Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security or instrument.

Municipal Bonds

The Funds may invest in securities issued by states, territories, possessions, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states, territories, possessions, and multi-state agencies or authorities, the income of which is exempt from federal income tax (“Municipal Bonds”).

Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The Municipal Bonds which a Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

A Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or industrial development bonds.

The Funds may invest in pre-refunded Municipal Bonds. Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date prior to the final maturity of principal, or, in the case of pre-refunded Municipal Bonds commonly referred to as “escrowed-to-maturity bonds,” to the final maturity of principal, and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by a Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities (“Agency Securities”)). As the payment of principal and interest is generated from securities held in an escrow account established by the municipality and an independent escrow agent, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Issuers of Municipal Bonds refund in advance of maturity the outstanding higher cost debt and issue new, lower cost debt, placing the proceeds of the lower cost issuance into an escrow account to pre-refund the older, higher cost debt. Investments in pre-refunded Municipal Bonds held by a Fund may subject the Fund to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded Municipal Bonds, if the Fund sells pre-refunded Municipal Bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale. To the extent permitted by the SEC and the Internal Revenue Service (“IRS”), a Fund’s investment in pre-refunded Municipal Bonds backed by U.S. Treasury and Agency securities in the manner described above, will, for purposes of applicable diversification tests, be considered an investment in the respective U.S. Treasury and Agency securities.

Under the Internal Revenue Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

The Funds may invest in Build America Bonds. Build America Bonds are tax credit bonds created by the American Recovery and Reinvestment Act of 2009, which authorizes state and local governments to issue Build America Bonds as taxable bonds in 2009 and 2010, without volume limitations, to finance any capital expenditures for which such issuers could otherwise issue traditional tax-exempt bonds. State and local governments may receive a direct federal subsidy payment for a portion of their borrowing costs on Build America Bonds equal to 35% of the total coupon interest paid to investors (or 45% in the case of Recovery Zone Economic Development Bonds). The state or local government issuer can elect to either take the federal subsidy or pass the 35% tax credit along to bondholders. A Fund’s investments in Build America Bonds will result in taxable income and the Fund may elect to pass through to shareholders the corresponding tax credits. The tax credits can generally be used to offset federal income taxes and the alternative minimum tax, but such credits are generally not refundable. Build America Bonds involve similar risks as Municipal Bonds, including credit and market risk. They are intended to assist state and local governments in financing capital projects at lower borrowing costs and are likely to attract a broader group of investors than tax-exempt Municipal Bonds. Although Build America Bonds were only authorized for issuance during 2009 and 2010, the program may have resulted in reduced issuance of tax-exempt Municipal Bonds during the same period. The Build America Bond program expired on December 31, 2010, at which point no further issuance of new Build America Bonds was permitted. As of the date of this Statement of Additional Information, there is no indication that Congress will renew the program to permit issuance of new Build America Bonds.

The Funds may invest in municipal lease obligations. Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities (“municipal lease obligations”). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation may be backed by the municipality’s covenant to budget for, appropriate funds for and make the payments due under the lease obligation. However, certain municipal lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. In deciding whether to purchase a lease obligation, the Funds will assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. Municipal lease obligations may be less readily marketable than other municipal securities.

Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

Municipal leases may also be subject to “abatement risk.” The leases underlying certain municipal lease obligations may state that lease payments are subject to partial or full abatement. That abatement might occur, for example, if material damage to or destruction of the leased property interferes with the lessee’s use of the property. However, in some cases that risk might be reduced by insurance covering the leased property, or by the use of credit enhancements such as letters of credit to back lease payments, or perhaps by the lessee’s maintenance of reserve monies for lease payments. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

The Funds’ Board of Trustees has adopted guidelines to govern the purchase of municipal lease obligations and the determination of the liquidity of municipal lease obligations purchased by a Fund for purposes of compliance with the Fund’s investment restrictions with respect to illiquid securities. In determining whether a municipal lease obligation is liquid and is therefore not subject to the Fund’s limitations on investing in illiquid securities, PIMCO considers, on a case-by-case basis, the following factors:

1.    the frequency of trades and quotes for the municipal lease obligation over the course of the last six months or as otherwise reasonably determined by PIMCO;

2.    the number of dealers willing to purchase or sell the municipal lease obligation and the number of other potential purchases over the course of the last six months or as otherwise reasonably determined by PIMCO;

3.    any dealer undertakings to make a market in the municipal lease obligation;

4.    the nature of the municipal lease obligation and the nature of the market for the municipal lease obligation (i.e., the time needed to dispose of the municipal lease obligation, the method of soliciting offers, and the mechanics of transfer); and

5.    other factors, if any, which PIMCO deems relevant to determining the existence of a trading market for such municipal lease obligation.

Once a municipal lease obligation is acquired by a Fund, PIMCO monitors the liquidity of such municipal lease obligation pursuant to the considerations set forth above. PIMCO also evaluates the likelihood of a continuing market for municipal lease obligations and their credit quality. The Funds may purchase unrated municipal lease obligations if determined by PIMCO to be of comparable quality to rated securities in which the Fund is permitted to invest. A Fund may also acquire illiquid municipal lease obligations, subject to the Fund’s investment restrictions with respect to illiquid securities generally.

A Fund may seek to enhance its yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability. A Fund may not invest more than 15% of its net assets in illiquid securities, including unmarketable private placements.

Some longer-term Municipal Bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request - usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.

A Fund may invest in municipal warrants, which are essentially call options on Municipal Bonds. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a Municipal Bond in the future. A Fund may purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity.

A Fund may invest in Municipal Bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements (“SBPAs”). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. A significant portion of insured Municipal Bonds that have been issued and are outstanding is insured by a small number of insurance companies. An event involving one or more of these insurance companies, such as a credit rating downgrade, could have a significant adverse effect on the value of the Municipal Bonds insured by that insurance company and on the Municipal Bond markets as a whole. Downgrades of certain insurance companies have negatively impacted the price of certain insured Municipal Bonds. Given the large number of potential claims against the insurers of Municipal Bonds, there is a risk that they will not be able to meet all future claims. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

Certain Funds may invest in trust certificates issued in tender option bond programs. In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuance to purchase a fixed-rate municipal bond (“Fixed Rate Bond”) that either is owned or identified by a Fund. The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to the Fund that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to a Fund bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from a Fund, the Fund may then invest the cash received in additional securities, generating leverage for the Fund. Other PIMCO-managed accounts may also contribute municipal bonds to a TOB Trust into which a Fund has contributed Fixed Rate Bonds. If multiple PIMCO-managed accounts participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

The TOB Residual held by a Fund provides the Fund with the right to: (1) cause the holders of the TOB Floater to tender their notes at par, and (2) cause the sale of the Fixed-Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.

The TOB Trust may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, or a judgment or ruling that interest on the Fixed Rate Bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event (“MTE”), after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., the Fund). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

In December 2013, regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and require that such programs be restructured. In particular, these rules preclude banking entities from (i) sponsoring or acquiring interests in the trusts used to hold a Municipal Bond in the creation of TOB Trusts; and (ii) continuing to service or maintain relationships with existing programs involving TOB Trusts to the same extent and in the same capacity as existing programs.

At this time, the full impact of these rules is not certain; however, in response to these rules, industry participants are continuing to explore various structuring alternatives for TOB Trusts. For example, under a new tender option bond structure, the Funds would hire service providers to assist with establishing, structuring and sponsoring a TOB Trust. Service providers to a TOB Trust, such as administrators, liquidity providers, trustees and remarketing agents would be acting at the direction of, and as agent of, the Funds as the TOB residual holders. This structure is relatively new to the TOB marketplace, and it is possible that regulators could take positions that could limit the market for such newly structured TOB Trust transactions or the Funds’ ability to hold TOB Residuals. Because of the important role that tender option bond programs play in the Municipal Bond market, it is possible that implementation of these rules may adversely impact the Municipal Bond market and the Funds. For example, as a result of the implementation of these rules, the Municipal Bond market may experience reduced demand or liquidity and increased financing costs. Under the new TOB Trust structure, the Funds have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, legal, regulatory and operational risks.

The Risk Retention Rules took effect in December 2016 and require the sponsor to a TOB Trust to retain at least five percent of the credit risk of the underlying assets supporting the TOB Trust’s Municipal Bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

The Funds have restructured their TOB Trusts in conformity with regulatory guidelines. Under the new TOB Trust structure, the Liquidity Provider or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

The Funds also may invest in participation interests. Participation interests are various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The Funds will invest only in such securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

The recent economic downturn and budgetary constraints have made Municipal Bonds more susceptible to downgrade, default and bankruptcy. In addition, difficulties in the Municipal Bond markets could result in increased illiquidity, volatility and credit risk, and a decrease in the number of Municipal Bond investment opportunities. The value of Municipal Bonds may also be affected by uncertainties involving the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on Municipal Bonds are introduced before Congress from time to time. These legal uncertainties could affect the Municipal Bond market generally, certain specific segments of the market, or the relative credit quality of particular securities.

The Funds may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. A Fund also may sell Municipal Bonds due to changes in PIMCO’s evaluation of the issuer or cash needs resulting from redemption requests for Fund shares. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect a Fund’s ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities. Additionally, Municipal Bonds rated below investment grade (i.e., high yield Municipal Bonds) may not be as liquid as higher-rated Municipal Bonds. Reduced liquidity in the secondary market may have an adverse impact on the market price of a Municipal Bond and on a Fund’s ability to sell a Municipal Bond in response to changes or anticipated changes in economic conditions or to meet the Fund’s cash needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing a Fund’s portfolio. For more information on high yield securities please see “High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies” above.

Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

The Funds may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds. In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

The perceived increased likelihood of default among issuers of Municipal Bonds has resulted in constrained liquidity, increased price volatility and credit downgrades of issuers of Municipal Bonds. Local and national market forces—such as declines in real estate prices and general business activity—may result in decreasing tax bases, fluctuations in interest rates, and increasing construction costs, all of which could reduce the ability of certain issuers of Municipal Bonds to repay their obligations. Certain issuers of Municipal Bonds have also been unable to obtain additional financing through, or must pay higher interest rates on, new issues, which may reduce revenues available for issuers of Municipal Bonds to pay existing obligations. In addition, events have demonstrated that the lack of disclosure rules in this area can make it difficult for investors to obtain reliable information on the obligations underlying Municipal Bonds. Adverse developments in the Municipal Bond market may negatively affect the value of all or a substantial portion of a fund’s holdings in Municipal Bonds.

Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s Municipal Bonds in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of Municipal Bonds. Additionally, certain other proposals have been introduced that would have the effect of taxing a portion of exempt interest and/or reducing the tax benefits of receiving exempt interest. It can be expected that similar proposals may be introduced in the future. As a result of any such future legislation, the availability of such Municipal Bonds for investment by the Funds and the value of such Municipal Bonds held by the Funds may be affected. In addition, it is possible that events occurring after the date of a Municipal Bond’s issuance, or after a Fund’s acquisition of such obligation, may result in a determination that the interest paid on that obligation is taxable, in certain cases retroactively.

Delayed Funding Loans and Revolving Credit Facilities

The Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate or “earmark” assets, determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

The Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. A Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Indebtedness, Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Indebtedness, Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

When-Issued, Delayed Delivery and Forward Commitment Transactions

A Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, a Fund will segregate or “earmark” liquid assets in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated or “earmarked.”

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, a Fund could miss a favorable price or yield opportunity. If a Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, a Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.

A Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Standby Commitment Agreements

A Fund and certain of the Underlying PIMCO Funds may enter into standby commitment agreements, which are agreements that obligate a party, for a set period of time, to buy a certain amount of a security that may be issued and sold at the option of the issuer. The price of a security purchased pursuant to a standby commitment agreement is set at the time of the agreement. In return for its promise to purchase the security, a Fund or Underlying PIMCO Fund receives a commitment fee based upon a percentage of the purchase price of the security. A Fund or Underlying PIMCO Fund receives this fee whether or not it is ultimately required to purchase the security.

There is no guarantee that the securities subject to a standby commitment agreement will be issued or, if such securities are issued, the value of the securities on the date of issuance may be more or less than the purchase price. A Fund or Underlying PIMCO Fund will limit its investments in standby commitment agreements with remaining terms exceeding seven days pursuant to the Fund’s limitation on investments in illiquid securities. A Fund or Underlying PIMCO Fund will record the purchase of a standby commitment agreement, and will reflect the value of the security in the Fund’s or Underlying PIMCO Fund’s net asset value, on the date on which the security can reasonably be expected to be issued.

Infrastructure Investments

Infrastructure entities include companies in the infrastructure business and infrastructure projects and assets representing a broad range of businesses, types of projects and assets. The risks that may be applicable to an infrastructure entity vary based on the type of business, project or asset, its location, the developmental stage of a project and an investor’s level of control over the management or operation of the entity.

Infrastructure entities are typically subject to significant government regulations and other regulatory and political risks, including expropriation; political violence or unrest, including war, sabotage or terrorism; and unanticipated regulatory changes by a government or the failure of a government to comply with international treaties and agreements. Additionally, an infrastructure entity may do business with state-owned suppliers or customers that may be unable or unwilling to fulfill their contractual obligations. Changing public perception and sentiment may also influence a government’s level of support or involvement with an infrastructure entity.

Companies engaged in infrastructure development and construction and infrastructure projects or assets that have not been completed will be subject to construction risks, including construction delays; delays in obtaining permits and regulatory approvals; unforeseen expenses resulting from budget and cost overruns; inexperienced contractors and contractor errors; and problems related to project design and plans. Due to the numerous risks associated with construction and the often incomplete or unreliable data about projected revenues and income for a project, investing in the construction of an infrastructure project involves significant risks. The ability to obtain initial or additional financing for an infrastructure project is often directly tied to its stage of development and the availability of operational data. A project that is complete and operational is more likely to obtain financing than a project at an earlier stage of development. Additionally, an infrastructure entity may not be able to obtain needed additional financing, particularly during periods of turmoil in the capital markets. The cost of compliance with international standards for project finance may increase the cost of obtaining capital or financing for a project. Alternatively, an investment in debt securities of infrastructure entities may also be subject to prepayment risk if lower-cost financing becomes available.

Infrastructure projects or assets may also be subject to operational risks, including the project manager’s ability to manage the project; unexpected maintenance costs; government interference with the operation of an infrastructure project or asset; obsolescence of project; and the early exit of a project’s equity investors. Additionally, the operator of an infrastructure project or asset may not be able to pass along the full amount of any cost increases to customers.

An infrastructure entity may be organized under a legal regime that may provide investors with limited recourse against the entity’s assets, the sponsor or other non-project assets and there may be restrictions on the ability to sell or transfer assets. Financing for infrastructure projects and assets is often secured by cash flows, underlying contracts, and project assets. An investor may have limited options and there may be significant costs associated with foreclosing upon any assets that secure repayment of a financing.

Short Sales

A Fund may make short sales of securities: (i) to offset potential declines in long positions in similar securities; (ii) to increase the flexibility of the Fund; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with short sales of securities, the Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. If a Fund engages in short sales as part of a hedging strategy, the successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

A Fund may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the value of two securities. Frequently, a risk arbitrage strategy involves the short sale of a security.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that PIMCO determines to be liquid in accordance with procedures established by the Board of Trustees and that is equal to the current market value of the securities sold short (calculated daily), or will ensure that such positions are covered by offsetting positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Funds will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

144A Securities

In addition to a Fund’s investments in privately placed and unregistered securities, the Fund may also invest in securities sold pursuant to Rule 144A under the 1933 Act. Such securities are commonly known as “144A securities” and may only be resold under certain circumstances to other institutional buyers. 144A securities frequently trade in an active secondary market and are treated as liquid under procedures approved by the Board of Trustees. As a result of the resale restrictions on 144A securities, there is a greater risk that they will become illiquid than securities registered with the SEC.

Regulation S Securities

Certain Underlying PIMCO Funds may invest in the securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the Securities Act of 1933 (“Regulation S Securities”). Offerings of Regulation S Securities may be conducted outside of the United States. Because Regulation S Securities are subject to legal or contractual restrictions on resale, Regulation S Securities may be considered illiquid. If a Regulation S Security is determined to be illiquid, the investment will be included with a Fund’s 15% of net assets limitation on investment in illiquid securities. Furthermore, because Regulation S Securities are generally less liquid than registered securities, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S Securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S Securities may involve a high degree of business and financial risk and may result in substantial losses.

Illiquid Securities

A Fund may invest up to 15% of its net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, repurchase agreements with remaining maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), certain purchased OTC options and the assets used to cover certain written OTC options and other securities whose disposition is restricted under the federal securities laws (other than instruments that PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Repurchase Agreements

Each Fund may enter into repurchase agreements, which involve an agreement to purchase a security and to sell that security back to the original seller at the Fund’s cost of purchasing the security plus interest within a specified time. If the party agreeing to repurchase should default, the Fund may seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days and which may not be terminated within seven days at approximately the amount at which a Fund has valued the agreements are considered illiquid securities.

Loans of Portfolio Securities

For the purpose of achieving income, a Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposits, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to 102% or the market value (plus accrued interest) of the securities loaned or 105% of the market value (plus accrued interest) of the securities loaned if the borrowed securities are principally cleared and settled outside of the U.S.; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund (including the collateral received with respect to such loans). A Fund’s performance will continue to reflect the receipt of either interest through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. A Fund may pay lending fees to the party arranging the loan. Cash collateral received by a Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. A Fund bears the risk of such investments.

Investments in Business Development Companies (“BDCs”)

Certain of the Funds may invest in BDCs, which typically operate to invest in, or lend capital to, early stage-to-mature private companies as well as small public companies. BDCs are regulated under the 1940 Act and are generally taxed as regulated investment companies under the Internal Revenue Code. BDCs realize operating income when their investments are sold off or as income is received in connection with lending, and therefore maintain complex organizational, operational, tax and compliance requirements. For tax purposes, BDCs generally intend to qualify for taxation as regulated investment companies. To so qualify, BDCs must satisfy certain asset diversification and source of income tests and must generally distribute at least 90% of their taxable earnings as dividends. Under the 1940 Act, BDCs are also required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies in which a BDC may invest, and therefore there is a risk that investors may not be able to make a fully informed decision. In addition, investments made by BDCs are typically illiquid and may be difficult to value. A BDC may only incur indebtedness in amounts such that the BDC’s asset coverage, subject to certain conditions, equals at least 150% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital.

Investments in Underlying PIMCO Funds

The PIMCO Funds of Funds may invest substantially all or a significant portion of their assets in Underlying PIMCO Funds. Please see the “Principal Investment Strategies” section in the Prospectuses for a description of the asset allocation strategies and general investment policies of each Fund. In some cases, the PIMCO Funds of Funds and Affiliated Funds of Funds may be the predominant or sole shareholders of a particular Underlying PIMCO Fund. As noted above, investment decisions made with respect to the PIMCO Funds of Funds and Affiliated Funds of Funds could, under certain circumstances, negatively impact the Underlying PIMCO Funds.

For instance, the PIMCO Funds of Funds and Affiliated Funds of Funds may purchase and redeem shares of an Underlying PIMCO Fund as part of a reallocation or rebalancing strategy, which may result in the Underlying PIMCO Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could increase an Underlying PIMCO Fund’s transaction costs and accelerate the realization of taxable income if sales of securities resulted in gains. Similarly, large purchases of shares of an Underlying PIMCO Fund by the PIMCO Funds of Funds and Affiliated Funds of Funds may adversely affect the Underlying PIMCO Fund’s performance to the extent the Underlying PIMCO Fund is delayed in investing new cash and, as a result, holds a proportionally larger cash position than under ordinary circumstances.

Investment decisions by other investors may have similar adverse impacts on the Underlying PIMCO Funds, which may indirectly affect the PIMCO Funds of Funds. For instance, large Underlying PIMCO Fund share purchases by investors may adversely affect the Underlying PIMCO Fund’s performance to the extent the Underlying PIMCO Fund is delayed in investing new cash and, as a result, holds a proportionally larger cash position than under ordinary circumstances. Similarly, large Underlying PIMCO Fund share redemptions by investors may adversely affect the Underlying PIMCO Fund’s performance to the extent the Underlying PIMCO Fund is required to sell securities when it otherwise would not do so. Such transactions could increase an Underlying PIMCO Fund’s transaction costs and accelerate the realization of taxable income if sales of securities resulted in gains. Such adverse impact on an Underlying PIMCO Fund may have an indirect adverse impact on any PIMCO Funds of Funds invested in such Underlying PIMCO Fund.

Additionally, as the PIMCO Funds of Funds and Affiliated Funds of Funds may invest substantially all or a significant portion of their assets in Underlying PIMCO Funds, the Underlying PIMCO Funds may not acquire securities of other registered open-end investment companies in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, thus limiting the Underlying PIMCO Funds’ investment flexibility.

Investments in PIMCO RAE Underlying Funds

The PIMCO RAE Funds of Funds may invest substantially all or a significant portion of their assets in PIMCO RAE Underlying PIMCO Funds. Please see the “Principal Investment Strategies” section in the Prospectuses for a description of the asset allocation strategies and general investment policies of each Fund. In some cases, the PIMCO RAE Funds of Funds and Affiliated Funds of Funds may be the predominant or sole shareholders of a particular PIMCO RAE Underlying Fund. As noted above, investment decisions made with respect to the PIMCO RAE Funds of Funds and Affiliated Funds of Funds could, under certain circumstances, negatively impact the PIMCO RAE Underlying Funds.

For instance, the PIMCO RAE Funds of Funds and Affiliated Funds of Funds may purchase and redeem shares of a PIMCO RAE Underlying Fund as part of a reallocation or rebalancing strategy, which may result in the PIMCO RAE Underlying Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could increase a PIMCO RAE Underlying Fund’s transaction costs and accelerate the realization of taxable income if sales of securities resulted in gains.

Additionally, as the PIMCO RAE Funds of Funds and Affiliated Funds of Funds may invest substantially all or a significant portion of their assets in PIMCO RAE Underlying Funds, the PIMCO RAE Underlying Funds may not acquire securities of other registered open-end investment companies in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, thus limiting the PIMCO RAE Underlying Funds’ investment flexibility.

Investments in Exchange-Traded Funds (“ETFs”)

Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. Unlike the index, an ETF incurs administrative expenses and transaction costs in trading securities. In addition, the timing and magnitude of cash inflows and outflows from and to investors buying and redeeming shares in the ETF could create cash balances that cause the ETF’s performance to deviate from the index (which remains “fully invested” at all times). Performance of an ETF and the index it is designed to track also may diverge because the composition of the index and the securities held by the ETF may occasionally differ. In addition, investments in ETFs involve the risk that the market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to changes in the ETF’s NAV, the value of ETF holdings and supply and demand for ETF shares. Although the creation/redemption feature of ETFs generally makes it more likely that ETF shares will trade close to NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as Authorized Participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in ETF shares trading significantly above (at a “premium”) or below (at a “discount”) NAV. Additionally, to the extent an ETF holds securities traded in markets that close at a different time from the ETF’s listing exchange, liquidity in such securities may be reduced after the applicable closing times, and during the time when the ETF’s listing exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the ETF’s shares’ NAV may widen. Significant losses may result when transacting in ETF shares in these and other circumstances. Neither PIMCO nor the Trust can predict whether ETF shares will trade above, below or at NAV. An ETF’s investment results are based on the ETF’s daily NAV. Investors transacting in ETF shares in the secondary market, where market prices may differ from NAV, may experience investment results that differ from results based on the ETF’s daily NAV.

An ETF has a limited number of intermediaries that act as Authorized Participants, and none of these Authorized Participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to an ETF and no other Authorized Participant is able and willing to create or redeem, shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Additionally, while ETF shares are listed for trading on an exchange, there can be no assurance that active trading markets for ETF shares will be maintained by market makers or Authorized Participants. Decisions by market makers or Authorized Participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the creation/redemption process in maintaining the relationship between the underlying value of an ETF’s holdings and the ETF’s NAV. Such reduced effectiveness could result in the ETF’s shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the ETF’s shares.

Quantitative Investing Risk

PIMCO employs and/or relies on algorithms, models or other systems in connection with certain of its investment activities, including research, forecasting, selection, and execution processes (together, “Systems”). These Systems rely heavily on the use of proprietary and nonproprietary data, software, hardware, and intellectual property, including data, software and hardware that may be licensed or otherwise obtained from third parties. The use of such Systems has inherent limitations and risks. Although PIMCO seeks to develop and use Systems appropriately and effectively, there can be no assurance that it will successfully do so. Errors may occur in the design, writing, testing, monitoring, and/or implementation of Systems, including in the manner in which Systems function together. The effectiveness of Systems may diminish over time, including as a result of market changes and changes in the behavior of market participants. The quality of the resulting analysis, investment selections, portfolio construction, asset allocations, proposed trades, risk management and trading strategies depends on a number of factors including the accuracy and quality of data inputs into the Systems, the mathematical and analytical assumptions and underpinnings of the Systems’ coding, the accuracy in translating those analytics into program code or interpreting the output of a System by another System in order to facilitate a transaction, change in market conditions, the successful integration of the various Systems into the portfolio selection and trading process and whether actual market events correspond to one or more assumptions underlying the Systems. Accordingly, Systems are subject to errors and/or mistakes (“System Incidents”) that may adversely impact a Fund. For example, System Incidents may result in Systems performing in a manner other than as intended, including, but not limited to, failure to achieve desired performance or investment objectives, execution of unanticipated trades or failure to execute intended trades, or failure to identify hedging or other risk management opportunities or targets. Further, if incorrect market data are entered into an otherwise properly functioning System, the System’s resulting output, including proposed trades or investment recommendations, may be inconsistent with the underlying investment strategy. Most Systems require continual monitoring and enhancements, and there is no guarantee that such enhancements will be successful or that Systems will operate as intended. The successful deployment of the investment strategy, the portfolio construction process and/or the trading process could be severely compromised by software or hardware malfunctions, viruses, glitches, connectivity loss, system crashes or various other System Incidents, including, in particular, where multiple Systems contribute to the process (i.e., where one System develops a potential recommended signal or possible trade and another System interprets or optimizes that recommended signal or possible trade to facilitate a trade order). System Incidents may be difficult to detect and PIMCO may not immediately or ever detect certain System Incidents, which may have an increasing impact on a Fund over time. PIMCO will address System Incidents in its sole discretion, subject to any applicable regulatory or contractual requirements, and there is no guarantee that measures taken to address a System Incident will be successful.

System Incidents with respect to the implementation of quantitative strategies or methods may not be considered by PIMCO to be violations of the applicable standards of care and, as a result, losses associated with System Incidents may not be considered compensable to a Fund. PIMCO, in its discretion, may not disclose certain System Incidents to the Funds.

PIMCO relies on quantitative models, data, and trading algorithms supplied by third parties for certain Funds. Such models, data and algorithms are used to construct sets of transactions and investments, to implement investment decisions, and to provide risk management insights. When the third-party models, data or algorithms prove to be incorrect or incomplete, any decisions or investments made in reliance thereon expose applicable Funds to additional risks. For example, PIMCO does not have the same insight or access into the construction, coding or testing of the algorithms, and PIMCO and applicable Funds will be exposed to systems, cyber security and other risks associated with the third party models, data or algorithms. Losses associated with third-party models, data, or algorithms may not be considered compensable to a Fund. PIMCO, in its discretion, may not disclose certain such events to the applicable Funds.

Government Intervention in Financial Markets

Instability in the financial markets during and after the 2008-2009 financial downturn has led the U.S. Government and governments across the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Most significantly, the U.S. Government has enacted a broad-reaching regulatory framework over the financial services industry and consumer credit markets, the potential impact of which on the value of securities held by a Fund is unknown. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. A Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. PIMCO will monitor developments and seek to manage a Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Cash Holdings

If PIMCO believes that economic or market conditions are unfavorable to investors, PIMCO may temporarily invest up to 100% of a Fund’s assets in certain defensive strategies for temporary or indefinite periods. These defensive strategies include holding a substantial portion of the Fund’s assets in cash, cash equivalents or other highly rated short-term securities, including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. As discussed in this Statement of Additional Information, a Fund may also invest in affiliated money market and/or short-term bond funds for cash management purposes.

Increasing Government Debt

The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn. Governmental agencies project that the United States will continue to maintain high debt levels for the foreseeable future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt costs higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. Government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause declines in the valuation of currencies, and can prevent the U.S. Government from implementing effective counter-cyclical fiscal policy in economic downturns.

In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. from “AAA” to “AA+,” which was last affirmed by S&P in June 2017. In explaining the downgrade, S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. Recent U.S. “fiscal cliff” and budget deficit concerns, difficulties in approving annual budgets and continued increases in the statutory debt ceiling, together with signs of deteriorating sovereign debt conditions in Europe, have increased the possibility of additional credit-rating downgrades by S&P or other credit rating agencies, which may lead to increased interest rates, volatility and significant disruption across various financial markets and asset classes. Moreover, the market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by a sovereign credit rating downgrade. This could adversely affect the value of the Funds’ investments.

Inflation and Deflation

The Funds may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income of a Fund will be worth less in the future as inflation decreases the present value of money. A Fund’s dividend rates or borrowing costs, where applicable, may also increase during periods of inflation. This may further reduce Fund performance. Deflation risk is the risk that prices throughout the economy decline over time creating an economic recession, which could make issuer default more likely and may result in a decline in the value of a Fund’s assets. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces, and more developed markets are better able to use monetary policy to normalize markets.

Regulatory Risk

Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. Many of the changes required by the Dodd-Frank Act could materially impact the profitability of the Funds and the value of assets they hold, expose the Funds to additional costs, require changes to investment practices, and adversely affect the Funds’ ability to pay dividends. For example, the Volcker Rule’s restrictions on proprietary trading may negatively impact fixed income market making capacity and could, therefore, result in reduced liquidity in fixed income markets. Additional legislative or regulatory actions to address perceived liquidity or other issues in fixed income markets generally, or in particular markets such as the municipal securities market, may alter or impair the Funds’ ability to pursue their investment objectives or utilize certain investment strategies and techniques. While there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Funds will be subject to a more complex regulatory framework, and may incur additional costs to comply with new requirements as well as to monitor for compliance in the future.

Liquidation of Funds

The Board of Trustees of the Trust may determine to close and/or liquidate a Fund at any time, which may have adverse tax consequences to shareholders. In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. The value of an investment in a Fund, and any subsequent distribution in the event of a termination, will be subject to market conditions at that time. A liquidating distribution would generally be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder’s basis in his or her shares of the Fund. A shareholder of a liquidating Fund will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as sales loads, shareholder account fees (if any), or Fund operating expenses), and a shareholder may receive an amount in liquidation less than the shareholder’s original investment.

It is the intention of any Fund expecting to close or liquidate to retain its qualification as a regulated investment company under the Internal Revenue Code during the liquidation period and, therefore, not to be taxed on any of its net capital gains realized from the sale of its assets or ordinary income earned that it timely distributes to shareholders. In the unlikely event that a Fund should lose its status as a regulated investment company during the liquidation process, the Fund would be subject to taxes which would reduce any or all of the types of liquidating distributions.

Participation in Litigation or Arbitration Proceedings

PIMCO, in its judgment and discretion and based on the considerations deemed by PIMCO to be relevant, may believe that it is in the best interests of a Fund to initiate or settle a claim or join a class of plaintiffs pursuing a claim as lead plaintiff (or opt out of a class and pursue a claim directly). Similarly, PIMCO may determine not to take or not to recommend any such action. To the extent that a Fund has liquidated, PIMCO will generally not take or recommend any such action. Subject to procedures approved by the Board of Trustees, PIMCO may, on behalf of a Fund, directly initiate or participate in litigation or an arbitration proceeding as a named plaintiff or claimant. Pursuant to such procedures, PIMCO may, without limitation, (i) engage legal counsel for a Fund and/or cause a Fund to pay fair and reasonable legal fees and expenses incurred in connection with investigating the validity of a potential claim (or performing other due diligence relating to a potential claim) or taking any actions considered by PIMCO to be necessary or appropriate (a) to protect or preserve a Fund’s rights or interests in connection with (1) defending a claim made against a Fund and (2) initiating or otherwise engaging in preliminary measures intended to facilitate possible future litigation or arbitration or otherwise support a judicial decision favorable to the Fund and (b) to preserve the Fund’s ability to bring a claim and to prevent the expiration of an applicable statute of limitations; and (ii) on behalf of a Fund that is not acting or seeking to act as a named plaintiff or claimant, (a) give direction to a third party (such as trustees or service providers), (b) cause the Fund to advance fair and reasonable legal fees and expenses to such third party, and/or (c) indemnify, on behalf of the Fund, such third party for its fair and reasonable fees and expenses, in each such case in connection with litigation or a claim concerning the Fund’s investment and pursuant to the terms of the investment (including, without limitation, as a result of the Fund’s holding of a certificate issued by a trust where the trustee or other service provider to the trust is commencing litigation or pursuing a claim on behalf of the trust). PIMCO may also vote for or authorize a settlement relating to litigation or a claim described in subparagraph (ii) above. Pursuant to the Board approved procedures, a Fund may directly bear a portion or all of the fees associated with the actions described above.

Fund Operations

Operational Risk.  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While the Funds seek to minimize such events through controls and oversight, there may still be failures that could cause losses to a Fund.

Cyber Security Risk.  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to a Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving a Fund’s third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which a Fund invests can also subject a Fund to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which a Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investment to lose value.

Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Like with operational risk in general, the Funds have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Funds do not directly control the cyber security systems of issuers in which a Fund may invest, trading counterparties or third party service providers to the Funds. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders could be negatively impacted as a result.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The investment restrictions set forth below are fundamental policies of a Fund and may not be changed without shareholder approval by vote of a majority of the outstanding shares of the Fund.

(1)

A Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)

A Fund may not, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies (whether registered or excluded from registration under Section 3(c) of the 1940 Act), if, as a result (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. This investment restriction is not applicable to the PIMCO EqS® Long/Short Fund. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Municipal Bonds.

(3)

A Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase or sell securities or instruments secured by real estate or interests therein or representing interests in real estate, and may make, purchase or sell real estate mortgage loans, or purchase or sell securities or instruments issued by issuers which invest, deal or otherwise engage in real estate or interests therein.

(4)

A Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Fund. This restriction shall not prohibit a Fund, subject to restrictions described in the Prospectuses and elsewhere in this Statement of Additional Information, from purchasing or selling securities or other instruments backed by commodities or purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, hybrid instruments, or any interest rate or securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(5)

A Fund may borrow money or issue any senior security, only as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)	A Fund may make loans, only as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)

A Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(8)

Notwithstanding any other fundamental investment policy or limitation, it is a fundamental policy of a Fund that it may pursue its investment objective by investing in one or more underlying investment companies or vehicles that have substantially similar investment objectives, policies and limitations as the Fund.

Non-Fundamental Investment Restrictions

Each Fund’s investment objective, as set forth in the Prospectuses under the heading “Investment Objective,” is non-fundamental and may be changed by the Trust’s Board of Trustees without shareholder approval. Each Fund is also subject to the following non-fundamental restrictions and policies (which may be changed by the Trust’s Board of Trustees without shareholder approval) relating to the investment of its assets and activities.

(A)

A Fund may not invest more than 15% of its net assets (taken at market value at the time of the investment) in “illiquid securities,” which are defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements with remaining maturities of more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), certain options traded over the counter that a Fund has purchased, securities or other liquid assets being used to cover such options a Fund has written, securities for which market quotations are not readily available, or other securities which legally or in PIMCO’s opinion may be deemed illiquid (other than any security or instrument that PIMCO has determined to be liquid under procedures adopted by the Board of Trustees).

(B)

A Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions. For purposes of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin.

(C)

A Fund may not maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Prospectuses and in this Statement of Additional Information.

(D)	The Trust has adopted the following non-fundamental investment policies that may be changed on 60 days’ notice to shareholders:

(1)	The PIMCO RAE Emerging Markets Fund will invest, under normal circumstances, at least 80% of its assets in investments that are economically tied to emerging market countries.

(2)	The PIMCO RAE US Fund will invest, under normal circumstances, at least 80% of its assets in securities of U.S. companies.

(3)	The PIMCO RAE US Small Fund will invest, under normal circumstances, at least 80% of its assets in securities of U.S. small companies.

For purposes of these policies, the term “assets,” as defined in Rule 35d-1 under the 1940 Act, means net assets plus the amount of any borrowings for investment purposes. In addition, for purposes of these policies, investments may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Further, for purposes of these policies, a Fund may “look through” a repurchase agreement to the collateral underlying the agreement (typically, government securities), and apply the repurchase agreement toward the 80% investment requirement based on the type of securities comprising its collateral.

In addition, for purposes of a Fund’s investment policy adopted pursuant to Rule 35d-1 under the 1940 Act, the Fund will count derivative instruments at market value.

For purposes of other investment policies and restrictions, the Funds may value derivative instruments at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value), or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). For example, a Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or less than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund, such excess shall be subject to the 300% asset coverage requirement.

As noted above, a Fund may enter into certain transactions that can be viewed as constituting a form of borrowing or financing transaction by the Fund. In such event, a Fund covers its commitment under such transactions by segregating or “earmarking” assets determined in accordance with procedures adopted by the Board of Trustees. In addition to covering such commitments in the manner described above, with respect to forwards, futures contracts, options and swaps that are required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted), a Fund is permitted to segregate or “earmark” liquid assets equal to a Fund’s daily mark-to-market net obligation under the instrument, if any, rather than the instrument’s full notional value (i.e., the market value of the reference asset underlying the forward or derivative).

By doing so, such instruments will not be considered a “senior security” by the Fund. By segregating or earmarking liquid assets equal to only its net mark-to-market obligation under forwards or derivatives that are required to cash settle, a Fund will have the ability to utilize such instruments to a greater extent than if a Fund were required to segregate or earmark liquid assets equal to the full notional value of the instrument.

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options should generally be treated as illiquid. However, the staff of the SEC has also taken the position that the determination of whether a particular instrument is liquid should be made under guidelines and standards established by a fund’s board of trustees. The SEC staff has provided examples of factors that may be taken into account in determining whether a particular instrument should be treated as liquid. Pursuant to policies adopted by the Funds’ Board of Trustees, purchased OTC options and the assets used as cover for OTC options written by a Fund may be treated as liquid under certain circumstances, such as when PIMCO has the contractual right to terminate or close out the OTC option on behalf of a Fund within seven days. These policies are not fundamental policies of the Funds and may be changed or modified by the Board of Trustees without the approval of shareholders, provided that any such change or modification will be consistent with applicable positions of the SEC staff.

Each Fund interprets its policy with respect to concentration in a particular industry under Fundamental Investment Restriction 1, above, to apply to direct investments in the securities of issuers in a particular industry, and to any other investments, such as certain derivatives, that may properly be assigned to a particular industry, as defined by the Trust. For purposes of this restriction, a foreign government is considered to be an industry. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to a Fund’s industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. Similarly, Municipal Bonds issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies and authorities are not subject to a Fund’s industry concentration restrictions. With respect to investments in Underlying PIMCO Funds by the PIMCO REALPATH® Blend Funds, the Trust takes the position that investments in Underlying PIMCO Funds are not considered an investment in a particular industry, and portfolio securities held by an Underlying PIMCO Fund in which these Funds may invest are not considered to be securities purchased by these Funds for purposes of the Trust’s policy on concentration. With respect to investments in PIMCO RAE Underlying Funds by the PIMCO RAE Funds of Funds, the Trust takes the position that investments in PIMCO RAE Underlying Funds are not considered an investment in a particular industry, and portfolio securities held by a PIMCO RAE Underlying Fund in which the PIMCO RAE Funds of Funds may invest are not considered to be securities purchased by the PIMCO RAE Funds of Funds for purposes of the Trust’s policy on concentration.

For purposes of applying the Funds’ policy with respect to diversification under Fundamental Investment Restriction 2, above, traditional bond insurance on a security will not be treated as a separate security, and the insurer will not be treated as a separate issuer of the security. Therefore, the Funds’ policy with respect to diversification does not limit the percentage of a Fund’s assets that may be invested in securities insured by a single bond insurer.

Under the Funds’ policy under Fundamental Investment Restriction 3, above, where a Fund purchases a loan or other security secured by real estate or interests therein or representing interests in real estate, in the event of a subsequent default, foreclosure, or similar event, the Fund may take possession of and hold the underlying real estate in accordance with its rights under the initial security and subsequently sell or otherwise dispose of such real estate.

A Fund may invest in certain derivative instruments which, while representing a relatively small amount of the Fund’s net assets, provide a greater amount of economic exposure to a particular industry. To the extent that a Fund obtains economic exposure to a particular industry in this manner, it may be subject to similar risks of concentration in that industry as if it had invested in the securities of issuers in that industry directly.

Each Fund interprets its policy with respect to the purchase and sale of commodities or commodities contracts under Fundamental Investment Restriction 4 above to permit the Fund, subject to the Fund’s investment objectives and general investment policies (as stated in the Prospectuses and elsewhere in this Statement of Additional Information), to invest in securities or other instruments backed by commodities, commodity futures contracts and options thereon, commodity-related swap agreements, hybrid instruments, and other commodity-related derivative instruments and to permit the Fund to make direct investments in commodities as permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

The Funds interpret their policies with respect to borrowing and lending to permit such activities as may be lawful for the Funds, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC. Pursuant to an exemptive order issued by the SEC on November 19, 2001, the Funds may enter into transactions with respect to the investment of daily cash balances of the Funds in shares of PIMCO-sponsored money market and/or short-term bond funds. Pursuant to an exemptive order issued by the SEC, the Funds, along with other registered investment companies in the PIMCO Funds family may engage in interfund lending transactions, to the extent such participation is consistent with each Fund’s investment objective and investment policies. As part of the interfund lending program, certain PIMCO-sponsored money market and short-term bond funds will have the ability to lend to certain other PIMCO-sponsored non-money market and non-short-term bond funds, as detailed in the exemptive relief (the “Interfund Lending Program”).

Any loan made through the Interfund Lending Program would be preferable to borrowing from a bank from the perspective of a borrowing fund and more beneficial than an alternative short-term investment from the perspective of a lending fund. The term of an interfund loan is limited to the time required to receive payment for securities sold, but in no event more than seven days. In addition, an interfund loan is callable with one business day’s notice. All loans are for temporary cash management or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the bank loan rate.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. No fund may borrow more than the amount permitted by its investment limitations and all loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review of the Board.

No borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the interfund loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an interfund loan is not available. If a borrowing fund is unable to repay the loan when due, a delay in repayment to the lending fund could result in a lost investment opportunity for the lending fund.

Unless otherwise indicated, all limitations applicable to Fund investments (as stated above and elsewhere in this Statement of Additional Information or in the Prospectuses) apply only at the time of investment. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund’s investment portfolio, resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security.

From time to time, a Fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as the Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if a Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

Unless otherwise indicated, all percentage limitations on Fund investments (as stated throughout this Statement of Additional Information or in the Prospectuses) that are not: (i) specifically included in this “Investment Restrictions” section or (ii) imposed by the 1940 Act, rules thereunder, the Internal Revenue Code or related regulations (the “Elective Investment Restrictions”), will apply only at the time of investment unless the acquisition is a Voluntary Action. In addition and notwithstanding the foregoing, for purposes of this policy, certain Non-Fundamental Investment Restrictions, as noted above, are also considered Elective Investment Restrictions. The percentage limitations and absolute prohibitions with respect to Elective Investment Restrictions are not applicable to a Fund’s acquisition of securities or instruments through a Voluntary Action. Certain percentage limitations or absolute prohibitions stated in certain Elective Investment Restrictions by their terms apply only with respect to specific securities or instruments as opposed to asset classes or economic exposures represented by such securities or instruments; for purposes of applying such limitations or prohibitions, the Funds may not count investments in derivatives or other instruments that are not the specific securities or instruments limited or prohibited by the express terms of the Elective Investment Restriction. In such cases, a Fund may obtain greater economic exposure to asset classes represented by such specific securities or instruments because such exposure is not restricted by the express terms of the Elective Investment Restriction.

A Fund may engage in roll-timing strategies where the Fund seeks to extend the expiration or maturity of a position, such as a forward contract, futures contract or to-be-announced (“TBA”) transaction, on an underlying asset by closing out the position before expiration and contemporaneously opening a new position with respect to the same underlying asset that has substantially similar terms except for a later expiration date. Such “rolls” enable the Fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset. Similarly, as certain standardized swap agreements transition from over-the-counter trading to mandatory exchange-trading and clearing due to the implementation of Dodd-Frank Act regulatory requirements, a Fund may “roll” an existing over-the-counter swap agreement by closing out the position before expiration and contemporaneously entering into a new exchange-traded and cleared swap agreement on the same underlying asset with substantially similar terms except for a later expiration date. These types of new positions opened contemporaneous with the closing of an existing position on the same underlying asset with substantially similar terms are collectively referred to as “Roll Transactions.” Elective Investment Restrictions (defined in the preceding paragraph), which normally apply at the time of investment, do not apply to Roll Transactions (although Elective Investment Restrictions will apply to the Fund’s entry into the initial position). In addition and notwithstanding the foregoing, for purposes of this policy, those Non-Fundamental Investment Restrictions that are considered Elective Investment Restrictions for purposes of the policy on Voluntary Actions (described in the preceding paragraph) are also Elective Investment Restrictions for purposes of this policy on Roll Transactions. The Funds will test for compliance with Elective Investment Restrictions at the time of a Fund’s initial entry into a position, but the percentage limitations and absolute prohibitions set forth in the Elective Investment Restrictions are not applicable to a Fund’s subsequent acquisition of securities or instruments through a Roll Transaction.

Recently finalized Financial Industry Regulatory Authority (“FINRA”) rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

A Fund’s investment policies, limitations, or practices are applicable “normally” or under “normal circumstances” or “normal market conditions” (as stated above and elsewhere in this Statement of Additional Information or in the Prospectuses). Pursuant to the discretion of PIMCO, and a Fund’s sub-adviser, if any, these investment policies, limitations, or practices may not apply during periods of abnormal purchase or redemption activity or during periods of unusual or adverse market, economic, political or other conditions. Such market, economic or political conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions, or increased governmental intervention in the markets or industries. During such periods, a Fund may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Trust Instrument, its By-Laws and Delaware law, the Board of Trustees (the “Board”) has all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.

Leadership Structure and Risk Oversight Function

The Board is currently composed of four Trustees, three of whom are not “interested persons” of the Trust (as that term is defined by Section 2(a)(19) of the 1940 Act) (“Independent Trustees”). The Trustees meet periodically throughout the year to discuss and consider matters concerning the Trust and to oversee the Trust’s activities, including its investment performance, compliance program and risks associated with its activities.

Brent R. Harris, a Managing Director of PIMCO, and therefore an “interested person” of the Trust, serves as Chairman of the Board. The Board has established three standing committees to facilitate the Trustees’ oversight of the management of the Trust: an Audit Committee, a Valuation Oversight Committee and a Governance Committee. The scope of each Committee’s responsibilities is discussed in greater detail below. The Board does not have a lead Independent Trustee; however, the Chairs of the Audit Committee and Governance Committee, each of whom is an Independent Trustee, act as liaisons between the Independent Trustees and the Trust’s management between Board Meetings and, with management, are involved in the preparation of agendas for Board and Committee meetings. The Board believes that, as Chairman, Mr. Harris provides skilled executive leadership to the Trust and performs an essential liaison function between the Trust and PIMCO, its investment adviser. The Board believes that its governance structure allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly as part of its annual self-evaluation. The Board has determined that its leadership structure is appropriate in light of the characteristics and circumstances of the Trust because it allocates areas of responsibility among the Committees and the Board in a manner that enhances effective oversight. The Board considered, among other things, the role of PIMCO in the day-to-day management of the Trust’s affairs; the extent to which the work of the Board is conducted through the Committees; the number of portfolios that comprise the Trust and other trusts in the fund complex overseen by members of the Board; the variety of asset classes those portfolios include; the net assets of each Fund, the Trust and the fund complex; and the management, distribution and other service arrangements of each Fund, the Trust and the fund complex.

In its oversight role, the Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Trust’s activities. In addition, PIMCO and the Trust’s other service providers have adopted policies, processes and procedures to identify, assess and manage risks associated with the Trust’s activities. The Trust’s senior officers, including, but not limited to, the Chief Compliance Officer (“CCO”) and Treasurer, PIMCO portfolio management personnel and other senior personnel of PIMCO, the Trust’s independent registered public accounting firm (the “independent auditors”) and personnel from the Trust’s third-party service providers make periodic reports to the Board and its Committees with respect to a variety of matters, including matters relating to risk management.

Qualifications of the Trustees

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

Trustees of the Trust

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustee[1]

Brent R. Harris (1959) Chairman of the Board and Trustee	03/2010 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust. Formerly, member of Executive Committee, PIMCO.	161	Chairman and Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust; Director, StocksPLUS® Management, Inc.; and member of Board of Governors, Investment Company Institute.

Independent Trustees

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Jennifer Holden Dunbar (1963) Trustee	02/2016 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Peter B. McCarthy (1950) Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	02/2016 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly, President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Trustee, PIMCO Equity Series VIT; Lead Independent Trustee, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

(*)	Unless otherwise noted, the information for the individuals listed is as of September 30, 2018.
(†)	Trustees serve until their successors are duly elected and qualified.
(1)	Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

The Board has determined that each of the Trustees is qualified to serve as a Trustee of the Trust, based on a review of the experience, qualifications, attributes and skills of each Trustee, including those listed in the table above. The Board has taken into account each Trustee’s commitment to the Board and participation in Board and committee meetings throughout his or her tenure on the Board. The following is a summary of qualifications, experiences and skills of each Trustee (in addition to the principal occupation(s) during the past five years noted in the table above) that support the conclusion that each individual is qualified to serve as a Trustee:

Mr. Harris’s position as a Managing Director of PIMCO and, formerly, as a Member of its Executive Committee give him valuable experience with the day-to-day management of the operation of the Trust as well as other funds within the fund complex, enabling him to provide essential management input to the Board.

Ms. Dunbar has financial experience investing and managing private equity fund assets. Additionally, Ms. Dunbar has previously served on the boards of directors of a variety of public and private companies. She currently serves on the boards of directors of two public companies. She also has gained relevant experience as a Trustee of PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust since 2015, and as a Trustee of PIMCO Equity Series VIT since 2016.

Mr. McCarthy has experience in the areas of financial reporting and accounting, including prior experience as Assistant Secretary and Chief Financial Officer of the United States Department of the Treasury. He also served as Deputy Managing Director of the Institute of International Finance, a global trade association of financial institutions. Mr. McCarthy also has significant prior experience in corporate banking.

Mr. Parker has prior financial, operations and management experience as the President and Chief Executive Officer of a privately held company. He also has investment experience as the Chairman of a family foundation. He also has valuable experience as a Trustee of PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust since 2009, and as a Trustee of PIMCO Equity Series VIT since 2016.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†
Peter G. Strelow (1970) President	02/2014 to present Senior Vice President 11/2013 to 02/2014 Vice President 03/2010 to 11/2013	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Equity Series VIT, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Funds, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	03/2010 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Equity Series VIT, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Funds. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	03/2010 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Equity Series VIT, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Funds.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO. Senior Vice President, PIMCO Equity Series VIT, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Funds.

Joshua D. Ratner (1976)** Vice President—Senior Counsel, Secretary	11/2013 to present Assistant Secretary 03/2010 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Equity Series VIT, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Funds. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Equity Series VIT, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Funds, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Equity Series VIT, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Funds, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†
Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 03/2010 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Equity Series VIT, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Funds, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Equity Series VIT, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Funds, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Equity Series VIT, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Funds, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	03/2010 to present	Senior Vice President, PIMCO. Vice President, PIMCO Equity Series VIT, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Funds.

Bijal Y. Parikh (1978) Vice President	02/2017 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Equity Series VIT, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Funds.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 03/2010 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Equity Series VIT, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Funds, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	03/2010 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Equity Series VIT, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Funds, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Equity Series VIT, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Funds, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†
Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Equity Series VIT, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Funds, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*	Unless otherwise noted, the information for the individuals listed is as of September 30, 2018.
(†)

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

Securities Ownership

Listed below for each Trustee is a dollar range of securities beneficially owned in the Funds together with the aggregate dollar range of equity securities in all registered investment companies overseen by the Trustee that are in the same family of investment companies as the Trust, as of December 31, 2017.

Name of Trustee	Name of Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies

Interested Trustee
Brent R. Harris	None	None	Over $100,000

Independent Trustees
Jennifer Holden Dunbar	PIMCO EqS® Long/Short Fund	$10,001-$50,000	Over $100,000
	PIMCO RAE Emerging Markets Fund	$1-$10,000
	PIMCO RAE International Fund	$1-$10,000

Peter B. McCarthy	PIMCO Dividend and Income Fund PIMCO EqS® Long/Short Fund PIMCO REALPATH® 2030 Fund	$50,001-$100,000 $50,001-$100,000 $50,001-$100,000	Over $100,000

Ronald C. Parker	PIMCO EqS® Long/Short Fund	Over $100,000	Over $100,000

To the best of the Trust’s knowledge, as of September 28, 2018, the Trustees and Officers of the Trust, as a group, owned less than 1% of the shares of each class of each Fund.

Trustee Ownership of the Investment Adviser and Principal Underwriter, and Their Control Persons

No independent Trustee (or his immediate family members) had any direct or indirect interest, the value of which exceeds $120,000, in the investment adviser, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the investment adviser or the principal underwriter of the Trust (not including registered investment companies). Set forth in the table below is information regarding each independent Trustee’s (and his immediate family members’) share ownership in securities of the investment adviser of the Trust, the principal underwriter of the Trust, and any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Trust (not including registered investment companies), as of December 31, 2017.

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class

Jennifer Holden Dunbar	None	None	None	None	None
Peter B. McCarthy	None	None	None	None	None
Ronald C. Parker	None	None	None	None	None

No independent Trustee or immediate family member has during the two most recently completed calendar years had any securities interest in the principal underwriter of the Trust or the investment adviser or their affiliates (other than the Trust). No independent Trustee or immediate family member has during the two most recently completed calendar years had any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000, with:

•	the Funds;

•	an officer of the Funds;

•

an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Funds;

•

an officer or an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Funds;

•	the investment adviser or principal underwriter of the Funds;

•	an officer of the investment adviser or principal underwriter of the Funds;

•	a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds; or

•	an officer of a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds.

With respect to the persons listed in the bullet points above, no independent Trustee or immediate family member has during the two most recently completed calendar years had any direct or indirect relationship, the value of which exceeds $120,000, wherein the relationship included:

1.	Payments for property or services to or from any such person;

2.	Provision of legal services to any such person;

3.	Provision of investment banking services to any such person; and

4.	Any consulting or other relationship that is substantially similar in nature and scope to the relationships listed in (1) through (3) above.

Standing Committees

The Committee membership for each Committee and other information below is listed as of June 30, 2018. However, the members of any Committee may be changed by the Board of Trustees from time to time.

The Trust has a standing Audit Committee that consists of all of the independent Trustees (Ms. Dunbar and Messrs. McCarthy (Chair) and Parker). The Audit Committee’s responsibilities include, but are not limited to, (i) assisting the Board’s oversight of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements, the qualifications and independence of the Trust’s independent auditors, and the performance of such firm; (ii) overseeing the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) overseeing the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and (iv) acting a liaison between the Trust’s independent auditors and the full Board. The Audit Committee also reviews both the audit and non-audit work of the Trust’s independent auditors, submits a recommendation to the Board of Trustees as to the selection of an independent auditor, and reviews generally the maintenance of the Trust’s records and the safekeeping arrangement of the Trust’s custodian. During the fiscal year ended June 30, 2018, there were 4 meetings of the Audit Committee.

The Board of Trustees has formed a Valuation Oversight Committee who has been delegated responsibility by the Board for overseeing determination of the fair value of each Fund’s portfolio securities and other assets on behalf of the Board in accordance with the Fund’s valuation procedures. The Valuation Oversight Committee reviews and approves procedures for the fair valuation of each Fund’s portfolio securities and periodically reviews information from PIMCO regarding fair value determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters. In certain circumstances as specified in the Trust’s valuation policies, the Valuation Oversight Committee may also determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board of Trustees. The Valuation Oversight Committee consists of Ms. Dunbar and Messrs. Harris, McCarthy (Chair) and Parker. During the fiscal year ended June 30, 2018, there were 4 meetings of the Valuation Oversight Committee.

The Trust also has a Governance Committee, which is composed of all of the Trustees and which is responsible for the selection and nomination of candidates to serve as Trustees of the Trust. Only members of the Committee that are Independent Trustees (Ms. Dunbar (Chair) and Messrs. McCarthy and Parker) vote on the nomination of Independent Trustee candidates.

The Governance Committee has a policy in place for considering trustee candidates recommended by shareholders. The Governance Committee may consider potential trustee candidates recommended by shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Trust for its Trustees; and (ii) are not “interested persons” of the Trust or the investment adviser within the meaning of the 1940 Act. The Governance Committee will not consider submissions in which the Nominating Shareholder is the trustee candidate.

Any shareholder (a “Nominating Shareholder”) submitting a proposed trustee candidate must continuously own as of record, or beneficially through a financial intermediary, shares of the Trust having a net asset value of not less than $25,000 during the two-year period prior to submitting the proposed trustee candidate. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the special meeting of shareholders to elect trustees.

All trustee candidate submissions by Nominating Shareholders must be received by the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund’s proxy statement for the next special meeting of shareholders of the Fund.

Nominating Shareholders must substantiate compliance with these requirements at the time of submitting their proposed trustee nominee to the attention of the Trust’s Secretary. Notice to the Trust’s Secretary should be provided in accordance with the deadline specified above and include, (i) the Nominating Shareholder’s contact information; (ii) the number of Fund shares which are owned of record and beneficially by the Nominating Shareholder and the length of time which such shares have been so owned by the Nominating Shareholder; (iii) a description of all arrangements and understandings between the Nominating Shareholder and any other person or persons (naming such person or persons) pursuant to which the submission is being made and a description of the relationship, if any, between the Nominating Shareholder and the trustee candidate; (iv) the trustee candidate’s contact information, age, date of birth and the number of Fund shares owned by the trustee candidate; (v) all information regarding the trustee candidate’s qualifications for service on the Board of Trustees as well as any information regarding the trustee candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A under the Securities Exchange Act of 1934 Act, as amended (the “1934 Act”), had the trustee candidate been nominated by the Board; (vi) whether the Nominating Shareholder believes the trustee candidate would or would not be an “interested person” of the Fund, as defined in the 1940 Act and a description of the basis for such belief; and (vii) a notarized letter executed by the trustee candidate, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if nominated by the Board of Trustees, and to be named as a trustee if so elected.

During the fiscal year ended June 30, 2018, there were 2 meetings of the Governance Committee.

Trustee Retirement Policy

The Board has in place a retirement policy for all Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act, that seeks to balance the benefits of the experience and institutional memory of existing Trustees against the need for fresh perspectives, and to enhance the overall effectiveness of the Board. No Independent Trustee shall continue service as a Trustee beyond the first Board meeting occurring after his or her 76th birthday, provided that this policy may be waived or modified from time to time at the discretion of the Governance Committee. The continued appropriateness of the retirement policy is reviewed from time to time by the Governance Committee.

Compensation Table

The following table sets forth information regarding compensation received by the Trustees for the fiscal year ended June 30, 2018 and the aggregate compensation paid by the Fund Complex for the one-year period ended June 30, 2018:

Name and Position	Aggregate Compensation from Trust(1)	Total Compensation from Trust and Fund Complex Paid to Trustees(2)
Jennifer Holden Dunbar	$92,500.00	$459,400.00
Peter B. McCarthy	$102,250.00	$481,800.00
Ronald C. Parker	$90,750.00	$511,900.00

(1)

During the Trust’s fiscal year ending June 30, 2018, each Trustee, other than the Trustees affiliated with PIMCO, or its affiliates, received an annual retainer of $62,000, plus $6,250 for each Board of Trustees meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $9,000, the Valuation Oversight Committee co-leads together receive an additional retainer of $2,000, which amount is divided evenly among the co-leads so that each individually receives an additional annual retainer of $1,000, and each other committee chair received an additional annual retainer of $750.

(2)

During the one-year period ending June 30, 2018, each Trustee also served as a Trustee of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT, each a registered open-end management investment company.

For their services to PIMCO Funds, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $152,300, plus $15,750 for each Board of Trustees meeting attended in person, $775 ($2,025 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $18,000, the Valuation Oversight Committee co-leads together receive an additional retainer of $11,500, which amount is divided evenly among the co-leads so that each individually receives an additional annual retainer of $5,750, and each other committee chair receives an additional annual retainer of $4,500. The Lead Independent Trustee receives an annual retainer of $13,000.

For their services to PIMCO Variable Insurance Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board of Trustees meeting attended in person, $775 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the Valuation Oversight Committee co-leads together receive an additional retainer of $4,250 which amount is divided evenly among the co-leads so that each individually receives an additional annual retainer of $2,125, and each other committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

For their services to PIMCO ETF Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board of Trustees meeting attended in person, $775 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the Valuation Oversight Committee co-leads together receive an additional retainer of $4,250 which amount is divided evenly among the co-leads so that each individually receives an additional annual retainer of $2,125, and each other committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

For their services to PIMCO Equity Series VIT, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $10,500, plus $1,875 for each Board of Trustees meeting attended in person, $250 ($375 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $375 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,400, the Valuation Oversight Committee co-leads together receive an additional retainer of $1,000, which amount is divided evenly among the co-leads so that each individually receives an additional annual retainer of $500, and each other committee chair received an additional annual retainer of $250.

Control Persons and Principal Holders of Securities

Effective March 23, 2018, all Class D shares converted to Class A shares. As of October 4, 2018, the following persons owned of record or beneficially 5% or more of the noted class of shares of the following Funds:

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO RAE GLOBAL	INST		MAC & CO A/C XXXXXX ATTN MUTUAL FUND OPERATIONS, 500 GRANT STREET RM 151-1010, PITTSBURGH PA 15219-2502	7,102,237	*	25.29
PIMCO REALPATH BLEND INCOME	INST	**	RELIANCE TRUST CO TTEE ADP ACCESS LARGE MARKET XXXK 1100 ABERNATHY RD, ATLANTA GA 30328-5620	169,053.1		12.77
PIMCO REALPATH BLEND 2020	INST	**	RELIANCE TRUST CO TTEE ADP ACCESS LARGE MARKET XXXK 1100 ABERNATHY RD, ATLANTA GA 30328-5620	158,338.6		8.81
PIMCO REALPATH BLEND 2025	INST	**	RELIANCE TRUST CO TTEE ADP ACCESS LARGE MARKET XXXK 1100 ABERNATHY RD, ATLANTA GA 30328-5620	7,9079.5		5.94
PIMCO REALPATH BLEND 2030	INST	**	RELIANCE TRUST CO TTEE ADP ACCESS LARGE MARKET XXXK 1100 ABERNATHY RD, ATLANTA GA 30328-5620	51,6677		20.66
PIMCO REALPATH BLEND 2040	INST	**	RELIANCE TRUST CO TTEE ADP ACCESS LARGE MARKET XXXK 1100 ABERNATHY RD, ATLANTA GA 30328-5620	533,275.2		16.91
PIMCO	INST	**	CHARLES SCHWAB & CO INC	113,700.6		5.84

DIVIDEND AND INCOME			SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905
PIMCO RAE US SMALL	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND 1633 BROADWAY NEW YORK, NY 10019	2,375,263		20.64
PIMCO DIVIDEND AND INCOME	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	462,012.8		23.73
PIMCO DIVIDEND AND INCOME	INST	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	297,440.7		15.28
PIMCO DIVIDEND AND INCOME	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	293,697.2		15.09
PIMCO DIVIDEND AND INCOME	INST	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	561,764.6	*	28.85
PIMCO DIVIDEND AND INCOME	I-2	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	217,668.8		9.37
PIMCO DIVIDEND AND INCOME	I-2	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	699,781.4	*	30.12
PIMCO DIVIDEND AND INCOME	I-2	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	171,929.9		7.4
PIMCO DIVIDEND AND INCOME	I-2	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	150,268		6.47
PIMCO DIVIDEND AND INCOME	I-2	**	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	712,134.5	*	30.65
PIMCO DIVIDEND AND	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN	204,995.2		8.82

INCOME			MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091
PIMCO EQS LONG/SHORT	INST	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226, OMAHA NE 68103-2226	946,213.5		6.9
PIMCO EQS LONG/SHORT	INST	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1,272,460		9.28
PIMCO EQS LONG/SHORT	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	3,702,561	*	27.01
PIMCO EQS LONG/SHORT	INST	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	3,141,552		22.92
PIMCO EQS LONG/SHORT	INST		STATE STREET BANK & TRUST FBO MULTI STRATEGY ALTERNATIVE FUND ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105-1307	1,022,967		7.46
PIMCO EQS LONG/SHORT	I-2	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	3,167,207	*	25.81
PIMCO EQS LONG/SHORT	I-2	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399 -0002	3,178,301	*	25.9
PIMCO EQS LONG/SHORT	I-2	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	1,176,391		9.59
PIMCO EQS LONG/SHORT	I-2	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	2,583,942		21.06
PIMCO EQS LONG/SHORT	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	119,0853		9.71
PIMCO REALPATH BLEND 2020	INST		DCGT AS TTEE AND OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK, 711 HIGH ST, DES MOINES IA 50392-0001	111,449.4		6.2
PIMCO REALPATH BLEND INCOME	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR	474,826	*	35.88

			CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995
PIMCO REALPATH BLEND 2020	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1901	287,554.9		15.99
PIMCO REALPATH BLEND 2020	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	647,851.9	*	36.03
PIMCO REALPATH BLEND 2025	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	716,126.8	*	53.82
PIMCO REALPATH BLEND 2030	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1901	210,845.5		8.43
PIMCO REALPATH BLEND 2030	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	1,058,462	*	42.33
PIMCO REALPATH BLEND 2035	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	1,301,163	*	66.27
PIMCO REALPATH BLEND 2040	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	1,992,830	*	63.21
PIMCO	INST	**	NATIONAL FINANCIAL	3,354,011	*	82.95

REALPATH BLEND 2045			SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995
PIMCO REALPATH BLEND 2050	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	4,112,478	*	86.83
PIMCO REALPATH BLEND 2055	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	539,476	*	45.24
PIMCO REALPATH BLEND 2055	INST	**	ASCENSUS TRUST COMPANY FBO AVANT INC XXX(K) PLAN XXXXXX PO BOX 10758, FARGO ND 58106-0758	83,469.52		7
PIMCO REALPATH BLEND 2055	INST	**	ALLIANZ FUND INVESTMENTS INC 1633 BROADWAY NEW YORK, NY 10019	324,687.3	*	27.23
PIMCO REALPATH BLEND INCOME	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	1,166,793	*	99.37
PIMCO REALPATH BLEND 2020	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	1,123,136	*	100
PIMCO REALPATH BLEND 2025	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	1,779,507	*	99.91
PIMCO REALPATH BLEND 2030	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ	1,760,062	*	99.31

			07310-1995
PIMCO REALPATH BLEND 2035	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	1,467,173	*	99.8
PIMCO REALPATH BLEND 2040	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	957,136.7	*	99.48
PIMCO REALPATH BLEND 2045	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	865,236.9	*	99.47
PIMCO REALPATH BLEND 2050	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	1,227,585	*	99.86
PIMCO REALPATH BLEND 2055	ADM	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	19,774.37	*	91.83
PIMCO RAE EMERGING MARKETS	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND 1633 BROADWAY NEW YORK, NY 10019	101,221,636.69	*	56.84
PIMCO RAE EMERGING MARKETS	INST	**	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND 1633 BROADWAY NEW YORK, NY 10019	48,806,645	*	27.41
PIMCO RAE EMERGING MARKETS	I-2	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	1,145,787	*	79.91
PIMCO RAE EMERGING MARKETS	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	132,718		9.26

PIMCO RAE GLOBAL EX-US	INST	**	MITRA & CO FBO XX C/O RELIANCE TRUST COMPANY(WI) 480 PILGRIM WAY STE 1000, GREEN BAY WI 54304-5280	5,339,980	*	73.23
PIMCO RAE GLOBAL EX-US	I-2	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399- 0002	19,106.65	*	25.03
PIMCO RAE GLOBAL EX-US	I-2	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	10,175.41		13.33
PIMCO RAE GLOBAL EX-US	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	16,622.23		21.77
PIMCO RAE GLOBAL	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	19,429,818	*	69.18
PIMCO RAE GLOBAL	I-2	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399- 0002	14,395.7		5.17
PIMCO RAE GLOBAL	I-2	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	14,186.3		5.1
PIMCO RAE GLOBAL	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	237,973.7	*	85.53
PIMCO RAE INTERNATIONAL	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	7,996,859		15.43
PIMCO RAE INTERNATIONAL	INST		STATE STREET KANSAS CITY FBO PVIT GLOBAL DIVERSIFIED ALLOCATION PORTFOLIO 1633 BROADWAY NEW YORK, NY 10019	4,781,613		9.23
PIMCO RAE INTERNATIONAL	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN:	10,195,549		19.67

			MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995
PIMCO RAE INTERNATIONAL	INST		STATE STREET BANK & TRUST CO FBO PIMCO RAE FUNDAMENTAL GLOBAL FUND 1633 BROADWAY NEW YORK, NY 10019	13,085,814	*	25.25
PIMCO RAE INTERNATIONAL	INST		STATE STREET BANK & TRUST CO FBO PIMCO RAE FUNDAMENTAL GLOBAL US- EX FUND 1633 BROADWAY NEW YORK, NY 10019	6,038,612		11.65
PIMCO RAE INTERNATIONAL	I-2	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399- 0002	23,297.64	*	58.14
PIMCO RAE INTERNATIONAL	I-2	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	7,525.51		18.78
PIMCO RAE INTERNATIONAL	I-2	**	VANGUARD MARKETING CORPORATION 100 VANGUARD BLVD, MALVERN PA 19355-2331	3,749.34		9.36
PIMCO RAE INTERNATIONAL	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	5,500.38		13.73
PIMCO RAE US	INST	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	13,304,791		20.31
PIMCO RAE US	INST	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	10,501,831		16.03
PIMCO RAE US	INST		SAN LUIS OBISPO COUNTY PENSION TRUST 1000 MILL ST, SN LUIS OBISP CA 93408- 2703	5,319,130		8.12
PIMCO RAE US	INST		STATE STREET BANK & TRUST CO FBO PIMCO RAE FUNDAMENTAL GLOBAL FUND 1633 BROADWAY NEW YORK, NY 10019	12,306,450		18.78
PIMCO RAE US	I-2	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH	54,853.59		9.41

			FLOOR, JERSEY CITY NJ 07310-1995
PIMCO RAE US	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	456,363	*	78.29
PIMCO RAE US SMALL	INST		TEXAS TREASURY SAFEKEEPING TRUST CO 208 E 10TH ST FOURTH FL, AUSTIN TX 78701-2407	790,581.7		6.87
PIMCO RAE US SMALL	INST		WELLS FARGO BANK NA FBO OVERLAKE HOSPITAL CUSTODY ACCOUNT XXXXXXXX PO BOX 1533, MINNEAPOLIS MN 55480- 1533	2,240,979		19.48
PIMCO RAE US SMALL	INST		WELLS FARGO BANK NA FBO PHILA TEAMST PENS MUTUAL FDS XXXXXXXXXX PO BOX 1533, MINNEAPOLIS MN 55480-1533	3,571,959	*	31.04
PIMCO RAE US SMALL	I-2	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	179,004.4	*	66.8
PIMCO RAE US SMALL	I-2	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	83,714.55	*	31.24
PIMCO REALPATH BLEND 2030	INST	**	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST, BOSTON MA 02111-2901	171,705.5		6.87
PIMCO REALPATH BLEND INCOME	INST	**	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST, BOSTON MA 02111-2901	254,270.3		19.21
PIMCO RAE US SMALL	INST	**	SEI PRIVATE TRUST CO CO COMPASS BANK ID XXX 1 FREEDOM VALLEY DR, OAKS PA 19456-9989	1,221,423		10.61
PIMCO RAE GLOBAL EX-US	INST	**	CAPINCO C/O US BANK NA PO BOX 1787, MILWAUKEE WI 53201-1787	1,571,741		21.56
PIMCO RAE GLOBAL EX-US	I-2	**	STIFEL NICOLAUS & CO INC 501 NORTH BROADWAY, SAINT LOUIS MO 63102-2188	27,792.98	*	36.4
PIMCO EQS LONG/SHORT	I-3	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD, ATTN: MUTUAL FUNDS DEPT 4TH FLOOR, JERSEY CITY NJ 07310-1995	45,113.37	*	98.15

PIMCO REALPATH BLEND INCOME	INST	**	MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT STREET NORTH, SAINT PAUL MN 55101-2099	134,245.4	10.14
PIMCO REALPATH BLEND 2020	INST	**	MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT ST N, SAINT PAUL MN 55101-2099	206,120.3	11.46
PIMCO REALPATH BLEND 2025	INST	**	MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT ST N, SAINT PAUL MN 55101-2099	111,611.3	8.39
PIMCO REALPATH BLEND INCOME	INST	**	RELIANCE TRUST COMPANY CUSTODIAN FBO MASSMUTUAL REGISTERED PRODUCT PO BOX 28004, ATLANTA GA 30358-0004	96,488.64	7.29
PIMCO REALPATH BLEND 2020	INST	**	RELIANCE TRUST COMPANY CUSTODIAN FBO MASSMUTUAL REGISTERED PRODUCT PO BOX 28004, ATLANTA GA 30358-0004	171,269	9.53
PIMCO REALPATH BLEND 2025	INST	**	RELIANCE TRUST COMPANY CUSTODIAN FBO MASSMUTUAL REGISTERED PRODUCT PO BOX 28004, ATLANTA GA 30358-0004	242,060.4	18.19
PIMCO REALPATH BLEND 2030	INST	**	RELIANCE TRUST COMPANY CUSTODIAN FBO MASSMUTUAL REGISTERED PRODUCT PO BOX 28004, ATLANTA GA 30358-0004	194,773.8	7.79
PIMCO REALPATH BLEND 2035	INST	**	RELIANCE TRUST COMPANY CUSTODIAN FBO MASSMUTUAL REGISTERED PRODUCT PO BOX 28004, ATLANTA GA 30358-0004	223,984.4	11.41
PIMCO REALPATH BLEND 2045	INST	**	RELIANCE TRUST COMPANY CUSTODIAN FBO MASSMUTUAL REGISTERED PRODUCT PO BOX 28004, ATLANTA GA 30358-0004	265,057	6.56
PIMCO REALPATH BLEND 2055	INST	**	RELIANCE TRUST COMPANY CUSTODIAN FBO MASSMUTUAL REGISTERED PRODUCT PO BOX 28004, ATLANTA GA 30358-0004	89,252.57	7.49
PIMCO EQS LONG/SHORT	INST		STATE STREET KANSAS CITY FBO PIMCO GLOBAL MULTI-ASSET FND 1633 BROADWAY NEW YORK, NY 10019	910,114.9	6.64
PIMCO EQS LONG/SHORT	INST		STATE STREET BANK FBO PVIT GLOBAL MULTI ASSET PORT 1633 BROADWAY NEW YORK, NY 10019	1,083,407	7.9
PIMCO RAE GLOBAL	A		TODD A PETERS SHARON M PETERS TOD DTD XX/XX/XXXX 2117 BUSTARD RD, LANSDALE PA 19446-5718	16,889.86	10.04
PIMCO	A	**	STATE STREET BANK AND	35,262.22	7.74

REALPATH BLEND 2025			TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST, BOSTON MA 02111-2901
PIMCO REALPATH BLEND INCOME	A	**	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST, BOSTON MA 02111-2901	115,381.7	*	25.44
PIMCO RAE GLOBAL EX-US	A	**	STIFEL NICOLAUS & CO INC 501 NORTH BROADWAY, SAINT LOUIS MO 63102-2188	41,841.18		22.95
PIMCO RAE GLOBAL	A	**	STIFEL NICOLAUS & CO INC 501 NORTH BROADWAY, SAINT LOUIS MO 63102-2188	19,511.4		11.6
PIMCO DIVIDEND AND INCOME	A	**	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS XXXXX MANCHESTER RD SAINT LOUIS MO 63131-3729	899,444.8		7.74
PIMCO DIVIDEND AND INCOME	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	1,565,129		13.46
PIMCO DIVIDEND AND INCOME	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1,935,547		16.65
PIMCO DIVIDEND AND INCOME	A	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	820,442		7.06
PIMCO DIVIDEND AND INCOME	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	964,086.7		8.29
PIMCO DIVIDEND AND INCOME	A	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	1,333,147		11.47
PIMCO EQS LONG/SHORT	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	1,829,893		19.56
PIMCO EQS LONG/SHORT	A	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226, OMAHA NE 68103-2226	752,162.2		8.04

PIMCO EQS LONG/SHORT	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399- 0002	1,314,759	14.06
PIMCO EQS LONG/SHORT	A	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	738,044.8	7.89
PIMCO EQS LONG/SHORT	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	567,168.2	6.06
PIMCO EQS LONG/SHORT	A	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH, MINNEAPOLIS MN 55402-2405	806,018.3	8.62
PIMCO EQS LONG/SHORT	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO CA 94105-1905	1,493,143	15.96
PIMCO DIVIDEND AND INCOME	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	751,359	8.1
PIMCO DIVIDEND AND INCOME	C	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399- 0002	1,327,542	14.3
PIMCO DIVIDEND AND INCOME	C	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	1,164,651	12.55
PIMCO DIVIDEND AND INCOME	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	891,753.3	9.61
PIMCO DIVIDEND AND INCOME	C	**	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#XXM 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246- 6484	1,294,176	13.94
PIMCO DIVIDEND AND INCOME	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	606,450.5	6.53
PIMCO EQS LONG/SHORT	C	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL	856,144.2	14.24

			FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003
PIMCO EQS LONG/SHORT	C	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	715,805.3		11.91
PIMCO EQS LONG/SHORT	C	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1,269,645		21.12
PIMCO EQS LONG/SHORT	C	**	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST, SAINT LOUIS MO 63103-2523	663,756.5		11.04
PIMCO EQS LONG/SHORT	C	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	586,364.9		9.76
PIMCO EQS LONG/SHORT	C	**	AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXXXXXX 707 2ND AVE SOUTH, MINNEAPOLIS MN 55402-2405	331,536		5.52
PIMCO EQS LONG/SHORT	C	**	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	704,428.5		11.72
PIMCO REALPATH BLEND INCOME	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	39,717.55		8.76
PIMCO REALPATH BLEND INCOME	A	**	STIFEL NICOLAUS & CO INC 501 N BROADWAY, SAINT LOUIS MO 63102-2188	55,343.66		12.2
PIMCO REALPATH BLEND 2020	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	251,886.5	*	51.71
PIMCO REALPATH BLEND 2025	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	54,550.43		11.98
PIMCO REALPATH BLEND 2030	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	38,401.51		8.25
PIMCO REALPATH BLEND 2035	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	22,799.1		5.21
PIMCO RAE EMERGING MARKETS	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL	396,184.6	*	55.82

			CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003
PIMCO RAE EMERGING MARKETS	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399- 0002	94,514.22		13.32
PIMCO RAE EMERGING MARKETS	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	80,706.4		11.37
PIMCO RAE US SMALL	A	*	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	32,538.27		7.88
PIMCO RAE US SMALL	A	**	UBS WM USA XOX XXXXX XXXX OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD, WEEHAWKEN NJ 07086-6761	196,015.4	*	47.44
PIMCO RAE US SMALL	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399- 0002	108,804.3	*	26.33
PIMCO RAE US SMALL	A	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	34,783.76		8.42
PIMCO RAE US	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	138,653.9		17.63
PIMCO RAE US	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399- 0002	204,291.7	*	25.98
PIMCO RAE US	A	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	91,798.63		11.67
PIMCO RAE US	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	209,008.1	*	26.58
PIMCO RAE INTERNATIONAL	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	35,2063.1	*	88.56

PIMCO RAE GLOBAL	A	**	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281-1003	9,735.23		5.79
PIMCO RAE GLOBAL	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399- 0002	57,092.07	*	33.95
PIMCO RAE GLOBAL	A	**	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR, SAN DIEGO CA 92121-3091	30,462.37		18.12
PIMCO RAE GLOBAL EX-US	A	**	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226, OMAHA NE 68103-2226	42,080.7		23.08
PIMCO RAE GLOBAL EX-US	A	**	PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399- 0002	22,764.09		12.48
PIMCO RAE GLOBAL EX-US	A	**	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	59,761.45	*	32.77
PIMCO REALPATH BLEND INCOME	A	**	FIIOC FBO A G EQUIPMENT COMPANY XXXXX 100 MAGELLAN WAY, COVINGTON KY 41015-1987	191,033.6	*	42.12
PIMCO REALPATH BLEND 2020	A	**	FIIOC FBO A G EQUIPMENT COMPANY XXXXX 100 MAGELLAN WAY, COVINGTON KY 41015-1987	210,122.4	*	43.14
PIMCO REALPATH BLEND 2025	A	**	FIIOC FBO A G EQUIPMENT COMPANY XXXXX 100 MAGELLAN WAY, COVINGTON KY 41015-1987	340,122.6	*	74.68
PIMCO REALPATH BLEND 2030	A	**	FIIOC FBO A G EQUIPMENT COMPANY XXXXX 100 MAGELLAN WAY, COVINGTON KY 41015-1987	369,934.5	*	79.45
PIMCO REALPATH BLEND 2035	A	**	FIIOC FBO A G EQUIPMENT COMPANY XXXXX 100 MAGELLAN WAY, COVINGTON KY 41015-1987	363,029.6	*	82.95
PIMCO REALPATH BLEND 2040	A	**	FIIOC FBO A G EQUIPMENT COMPANY XXXXX 100 MAGELLAN WAY, COVINGTON KY 41015-1987	496,114.9		92.39
PIMCO REALPATH BLEND 2045	A	**	FIIOC FBO A G EQUIPMENT COMPANY XXXXX 100 MAGELLAN WAY, COVINGTON KY 41015-1987	314,362.1		96.95
PIMCO REALPATH BLEND 2050	A	**	FIIOC FBO A G EQUIPMENT COMPANY XXXXX 100 MAGELLAN WAY, COVINGTON KY 41015-1987	328,429.7		95.07
PIMCO	A	**	FIIOC FBO A G EQUIPMENT	17,9390.4		94

REALPATH BLEND 2055			COMPANY XXXXX 100 MAGELLAN WAY, COVINGTON KY 41015-1987
PIMCO RAE EMERGING MARKETS	A	**	CHARLES SCHWAB & CO INC SPECIAL CUSTORY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST, SAN FRANCISCO CA 94105-1905	57,267.9	8.07

*	Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act.
**	Shares are believed to be held only as nominee.

Investment Adviser

PIMCO, a Delaware limited liability company, serves as investment adviser to the Funds pursuant to an investment advisory contract (“Advisory Contract”) between PIMCO and the Trust. PIMCO is located at 650 Newport Center Drive, Newport Beach, California 92660. PIMCO had approximately $1.72 trillion of assets under management as of September 30, 2018 and $1.32 billion of third-party assets under management.

PIMCO is a majority owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) with minority interests held by Allianz Asset Management of America LLC, by Allianz Asset Management U.S. Holding II LLC, each a Delaware limited liability company, and by certain current and former officers of PIMCO. Allianz Asset Management was organized as a limited partnership under Delaware law in 1987. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. Allianz SE is a European based, multinational insurance and financial services holding company and a publicly traded German company.

The general partner of Allianz Asset Management has substantially delegated its management and control of Allianz Asset Management to a Management Board. The Management Board of Allianz Asset Management is comprised of John C. Maney.

As of the date of this Statement of Additional Information, there are currently no significant institutional shareholders of Allianz SE.

PIMCO has engaged Research Affiliates, a California limited liability company, to serve as sub-adviser to the PIMCO RAE Funds and to the PIMCO Dividend and Income Fund pursuant to a sub-advisory agreement between PIMCO and Research Affiliates (“Research Affiliates Sub-Advisory Agreement”). Research Affiliates was organized in March 2002 and is located at 620 Newport Center Drive, Suite 900, Newport Beach, California, 92660.

PIMCO and Research Affiliates have also engaged Parametric Portfolio Associates, LLC (the “Portfolio Implementer” or “Parametric”), to implement the PIMCO RAE Underlying Funds’ investment strategies and all or a portion of the PIMCO RAE Funds of Funds’ investment strategies pursuant to an agreement among PIMCO, Research Affiliates and Parametric (the “Portfolio Implementation Agreement”) and to implement a portion of the PIMCO Dividend and Income Fund’s investment strategies pursuant to a separate agreement among PIMCO, Research Affiliates and Parametric (the “DI Portfolio Implementation Agreement”). Parametric is located at 1918 Eighth Ave., Suite 3100, Seattle WA 98101.

As sub-adviser to the PIMCO RAE Funds and the PIMCO Dividend and Income Fund, Research Affiliates is responsible for developing and providing to PIMCO and/or Parametric a model (or indicative) portfolio for a Fund’s strategies (or, in the case of the PIMCO Dividend and Income Fund, the equity portion of the Fund’s strategies). In connection with implementing each PIMCO RAE Fund’s portfolio and the equity portion of the PIMCO Dividend and Income Fund’s portfolio, Parametric may exercise certain limited discretion with respect to implementing the model portfolio on behalf of a Fund, including varying from the specific securities in the indicative portfolio(s) (but any such variation will seek to provide the Fund with similar economic exposure), subject to oversight provided by Research Affiliates or PIMCO.

Absent an SEC exemption or other regulatory relief, the Funds generally are precluded from effecting principal transactions with brokers that are deemed to be affiliated persons of the Funds, the Adviser or the Sub-Adviser, and the Funds’ ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker is subject to restrictions. Similarly, the Funds’ ability to utilize the affiliated brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act. PIMCO does not believe that the restrictions on transactions with the affiliated brokers described above will materially adversely affect its ability to provide services to the Funds, the Funds’ ability to take advantage of market opportunities, or the Funds’ overall performance.

Advisory Contract

The Funds pay for the advisory and supervisory and administrative services they require under what is essentially an all-in fee structure.

PIMCO is responsible for making investment decisions and placing orders for the purchase and sale of the Trust’s investments directly with the issuers or with brokers or dealers selected by it in its discretion. See “Portfolio Transactions and Brokerage,” below. PIMCO also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of each Fund.

Under the terms of the Advisory Contract, PIMCO is obligated to manage the Funds in accordance with applicable laws and regulations. The investment advisory services of PIMCO to the Trust are not exclusive under the terms of the Advisory Contract. PIMCO is free to, and does, render investment advisory services to others.

Following the expiration of the two year period commencing with the effectiveness of the Advisory Contract, it will continue in effect on a yearly basis provided such continuance is approved annually: (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees; and (ii) by a majority of the independent Trustees. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by PIMCO, on 60 days’ written notice by either party to the contract and will terminate automatically if assigned.

Sub-Advisory Agreement

PIMCO employs Research Affiliates to provide sub-advisory services to the PIMCO RAE Funds and the PIMCO Dividend and Income Fund pursuant to the Research Affiliates Sub-Advisory Agreement. Under the Research Affiliates Sub-Advisory Agreement, Research Affiliates is responsible for providing, subject to the supervision of PIMCO, investment advisory services in connection with each Fund’s exposure (or, in the case of the PIMCO Dividend and Income Fund, the exposure of the equity portion of the Fund’s portfolio) to the proprietary portfolio listed beside each Fund’s name (each, an “Indicative Portfolio”). More specifically, Research Affiliates will provide Parametric, and PIMCO where applicable, with the constituents and target weights in the relevant Indicative Portfolio. Research Affiliates is not compensated directly by the PIMCO RAE Funds or by the PIMCO Dividend and Income Fund, but is paid by PIMCO.

Fund	Indicative Portfolio(s)
PIMCO RAE Emerging Markets Fund	RAE Emerging Markets Portfolio
PIMCO RAE International Fund	RAE International Portfolio
PIMCO RAE US Fund	RAE US Portfolio
PIMCO RAE US Small Fund	RAE US Small Portfolio
PIMCO Dividend and Income Fund (equity portion)	RAE Income Global Portfolio

In addition, PIMCO employs Research Affiliates to provide sub-advisory services to the PIMCO RAE Global Fund and the PIMCO RAE Global ex-US Fund pursuant to the Research Affiliates Sub-Advisory Agreement. As discussed above, the PIMCO RAE Global ex-US Fund invests, under normal circumstances, substantially all of its assets in (i) Institutional Class shares of the International Fund and the Emerging Markets Fund, (ii) equity securities of small companies economically tied to non-U.S. countries, and (iii) securities that are eligible investments for the International Fund and Emerging Markets Fund. The PIMCO RAE Global Fund invests, under normal circumstances, substantially all of its assets in (i) Institutional Class shares of the US Fund, the International Fund and the Emerging Markets Fund; and (ii) equity securities that are eligible investments for the US Fund, International Fund and Emerging Markets Fund.

With respect to the PIMCO RAE Emerging Markets Fund, PIMCO RAE Global Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund, Research Affiliates is paid a fee based upon the average daily value of the net assets of each Fund. If any investment company, separate account, sub-advised account, other pooled vehicle or other account, which is (i) sponsored or advised by PIMCO, (ii) sub-advised by Research Affiliates pursuant to an agreement wherein Research Affiliates is primarily responsible for determining how the assets of such pooled vehicle or account are to be allocated, and (iii) eligible to invest in a Fund (a “PIMCO Managed Account”), including, without limitation, the PIMCO All Asset Fund or PIMCO All Asset All Authority Fund, series of PIMCO Funds, PIMCO All Asset Portfolio or PIMCO All Asset All Authority Portfolio, series of PIMCO Variable Insurance Trust, or PIMCO RAE Global Fund or PIMCO RAE Global ex-US Fund, invests in the PIMCO RAE Emerging Markets Fund, PIMCO RAE International Fund, PIMCO RAE US Fund or PIMCO RAE US Small Fund, Research Affiliates shall, subject to applicable law, waive any fee to which it would be entitled under the Research Affiliates Sub-Advisory Agreement with respect to any assets of the PIMCO Managed Account invested in such PIMCO RAE Fund. For the avoidance of doubt, any assets of a PIMCO Managed Account invested in a PIMCO RAE Fund shall be excluded when the Fund’s net assets are valued for the purpose of calculating the applicable fees payable to Research Affiliates under the Research Affiliates Sub-Advisory Agreement. PIMCO Managed Accounts do not include investment companies, separate accounts, sub-advised accounts, other pooled investment vehicles or other accounts for which Research Affiliates serves as sub-adviser but for which Research Affiliates is not primarily responsible for asset allocation determinations.

With respect to the PIMCO Dividend and Income Fund, Research Affiliates is paid a fee based upon the average daily value of the net assets of the PIMCO Dividend and Income Fund attributable to the equity portion of its portfolio. If any investment company, separate account, sub-advised account, other pooled vehicle or other account which is (i) sponsored or advised by PIMCO, (ii) sub-advised by Research Affiliates pursuant to an agreement wherein Research Affiliates is primarily responsible for determining how the assets of such pooled vehicle or account are to be allocated and (iii) eligible to invest in the PIMCO Dividend and Income Fund (“PIMCO/RA Managed Account”) invests in the PIMCO Dividend and Income Fund, Research Affiliates will, subject to applicable law, waive any fee to which it would be entitled under the Research Affiliates Sub-Advisory Agreement with respect to any assets of a PIMCO/RA Managed Account invested in the PIMCO Dividend and Income Fund. By way of clarification, any assets of a PIMCO/RA Managed Account invested in the PIMCO Dividend and Income Fund shall be excluded when the PIMCO Dividend and Income Fund’s net assets attributable to the equity portion of its portfolio are valued for the purpose of calculating the applicable fees payable to Research Affiliates under the Research Affiliates Sub-Advisory Agreement.

Under the terms of the Research Affiliates Sub-Advisory Agreement, Research Affiliates is obligated to provide advice to the PIMCO RAE Funds and the PIMCO Dividend and Income Fund in accordance with applicable laws and regulations. The Research Affiliates Sub-Advisory Agreement will continue in effect with respect to the Funds listed above for two years from its effective date (which effective date currently differs for the PIMCO Dividend and Income Fund as a result of shareholder approval in August 2016 of the Research Affiliates Sub-Advisory Agreement as it pertains to the PIMCO Dividend and Income Fund), and thereafter on a yearly basis provided such continuance is approved annually with respect to each such Fund: (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees; and (ii) by a majority of the independent Trustees. The Research Affiliates Sub-Advisory Agreement may be terminated, without penalty, with respect to a Fund by: (i) a vote of the majority of such Fund’s outstanding voting securities; (ii) a vote of a majority of the Board of Trustees upon 60 days’ written notice; (iii) PIMCO upon 60 days’ written notice; or (iv) Research Affiliates upon 60 days’ written notice. However, upon the valid termination of the Research Affiliates Sub-Advisory Agreement by the Board of Trustees with respect to a PIMCO RAE Fund and except (i) where Research Affiliates is disqualified from serving as a sub-adviser pursuant to Section 9 of the 1940 Act or Section 203(e) of the Investment Advisers Act of 1940, as amended (“Advisers Act”), or (ii) in connection with a liquidation of a PIMCO RAE Fund at any time after three years from the date of formation of such Fund when the assets of such Fund are less than $100 million, PIMCO shall continue to have payment obligations to Research Affiliates until the earlier of (A) two years from the date of notice of such termination and (B) the termination date (such time, the “Payment Termination Date”). During this time, PIMCO, out of its own resources, shall pay Research Affiliates amounts determined pursuant to the terms of the Research Affiliates Sub-Advisory Agreement during the 60-day notice period following notice of termination until the termination of the Research Affiliates Sub-Advisory Agreement and, following such period until the end of the Payment Termination Date, at a rate determined pursuant to the Research Affiliates Sub-Advisory Agreement calculated using the average net assets of the relevant PIMCO RAE Fund during the 60-day notice period.  In addition, if PIMCO validly terminates the Research Affiliates Sub-Advisory Agreement with respect to a PIMCO RAE Fund without mutual agreement by Research Affiliates, Research Affiliates may, with immediate effect, terminate a separate agreement between Research Affiliates and PIMCO that provides PIMCO and its affiliates certain exclusivity rights with respect to the RAE methodology upon which the PIMCO RAE Funds, and other PIMCO-sponsored investment products, are currently based. The two year payment obligations and the potential loss of exclusivity rights do not prevent the Board of Trustees or PIMCO from terminating the Research

Affiliates Sub-Advisory Agreement with respect to any Fund upon 60 days’ notice to Research Affiliates. However, these payment obligations and the potential loss of exclusivity rights may impact PIMCO’s incentive to terminate, or recommend that the Board of Trustees terminate, the Research Affiliates Sub-Advisory Agreement with respect to a PIMCO RAE Fund. PIMCO will seek to resolve any conflict of interest consistent with its fiduciary duty to the Funds. The Research Affiliates Sub-Advisory Agreement will terminate automatically in the event of its assignment.

Portfolio Implementation Agreement

Pursuant to the Portfolio Implementation Agreement, the Portfolio Implementer is responsible for effecting all portfolio transactions on behalf of the PIMCO RAE Emerging Markets Fund, PIMCO RAE Global Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund, subject to the direct supervision of Research Affiliates and ultimate supervision of PIMCO. Pursuant to the DI Portfolio Implementation Agreement, the Portfolio Implementer is responsible for effecting all portfolio transactions on behalf of the equity portion of the PIMCO Dividend and Income Fund’s portfolio, subject to the direct supervision of Research Affiliates and ultimate supervision of PIMCO. The Portfolio Implementer shall have discretion to execute all portfolio transactions on behalf of each PIMCO RAE Fund, and all transactions of the equity portion of the PIMCO Dividend and Income Fund, necessary to implement the relevant Indicative Portfolio specified by Research Affiliates for such Fund. In exercising such discretion, the Portfolio Implementer will seek to limit tracking error from the Indicative Portfolio but may allow a Fund’s portfolio (or the equity portion of the PIMCO Dividend and Income Fund’s portfolio) to vary from the Indicative Portfolio subject to the supervision of Research Affiliates. Additionally, the Portfolio Implementer may, in its sole discretion but subject to any restrictions communicated to the Portfolio Implementer by Research Affiliates in writing, decline to purchase a security specified in an Indicative Portfolio, or decide to substitute a security specified in an Indicative Portfolio (an “Original Security”) for an alternative security (a “Substitute Security”), provided that such Substitute Security provides similar economic exposure as the Original Security. Parametric’s ability to exercise this limited discretion is subject to any guidelines, limitations or restrictions provided by Research Affiliates or PIMCO. Parametric is not compensated directly by the PIMCO RAE Funds or by the PIMCO Dividend and Income Fund, but is paid by PIMCO.

With respect to the PIMCO RAE Emerging Markets Fund, PIMCO RAE Global Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund, PIMCO will pay the Portfolio Implementer a fee based upon the average daily value of the net assets of each Fund, together with a flat annual fee per Fund, pursuant to the terms of the Portfolio Implementation Agreement. If the PIMCO RAE Global Fund or PIMCO RAE Global ex-US Fund invests in any investment company, separate account, sub-advised account, other pooled investment vehicle or other account which is sponsored or advised by PIMCO, including any Fund (“PIMCO Managed Account”), the Portfolio Implementer shall, subject to applicable law, waive any fee based on the average daily value of the net assets of a Fund to which it would be entitled under the Portfolio Implementation Agreement with respect to any assets of the PIMCO RAE Global Fund and PIMCO RAE Global ex-US Fund invested in a PIMCO Managed Account. For the avoidance of doubt, any assets of PIMCO RAE Global Fund or PIMCO RAE Global ex-US Fund invested in a PIMCO Managed Account shall be excluded when the PIMCO RAE Global Fund’s or PIMCO RAE Global ex-US Fund’s net assets are valued for the purpose of calculating the applicable asset-based fees payable pursuant to the Portfolio Implementation Agreement.

With respect to the PIMCO Dividend and Income Fund, PIMCO will pay the Portfolio Implementer a fee based upon the average daily value of the net assets of the Fund, together with a flat annual fee, pursuant to the terms of the DI Portfolio Implementation Agreement. If any investment company, separate account, sub-advised account, other pooled vehicle or other account which is (i) sponsored or advised by PIMCO, (ii) sub-advised by Research Affiliates pursuant to an agreement wherein Research Affiliates is primarily responsible for determining how the assets of such pooled vehicle or account are to be allocated, (iii) provided portfolio implementation services by Parametric and (iv) eligible to invest in the PIMCO Dividend and Income Fund (“PIMCO/RA/PPA Managed Account”) invests in the PIMCO Dividend and Income Fund, Parametric will, subject to applicable law, waive any fee to which it would be entitled under the DI Portfolio Implementation Agreement with respect to any assets of a PIMCO/RA/PPA Managed Account invested in the PIMCO Dividend and Income Fund. By way of clarification, any assets of a PIMCO/RA/PPA Managed Account invested in the PIMCO Dividend and Income Fund shall be excluded when the PIMCO Dividend and Income Fund’s net assets attributable to the equity portion of its portfolio are valued for the purpose of calculating the applicable fees payable to Parametric under the DI Portfolio Implementation Agreement.

Under the terms of the Portfolio Implementation Agreement and the DI Portfolio Implementation Agreement, the Portfolio Implementer is obligated to provide services to the PIMCO RAE Funds and the PIMCO Dividend and Income

Fund, respectively, in accordance with applicable laws and regulations. The Portfolio Implementation Agreement will continue in effect with respect to the PIMCO RAE Funds, and the DI Portfolio Implementation Agreement will continue in effect with respect to the PIMCO Dividend and Income Fund, each for two years from its respective effective date, and thereafter on a yearly basis provided such continuance is approved annually with respect to each such Fund: (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees; and (ii) by a majority of the independent Trustees. Each of the Portfolio Implementation Agreement and the DI Portfolio Implementation Agreement may be terminated, without penalty, with respect to a Fund by: (i) a vote of the majority of such Fund’s outstanding voting securities; (ii) a vote of a majority of the Board of Trustees upon 60 days’ written notice; (iii) PIMCO and Research Affiliates upon 60 days’ written notice; or (iv) the Portfolio Implementer upon 60 days’ written notice. Each of the Portfolio Implementation Agreement and the DI Portfolio Implementation Agreement will terminate automatically in the event of its assignment.

In rendering investment advisory services to the Trust, PIMCO may use the resources of one or more foreign (non-U.S.) affiliates that are not registered under the Advisers Act (the “PIMCO Overseas Affiliates”) to provide portfolio management, research and trading services to the Trust. Under the Memorandums of Understanding (“MOUs”), each of the PIMCO Overseas Affiliates are Participating Affiliates of PIMCO as that term is used in relief granted by the staff of the SEC allowing U.S. registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each Participating Affiliate and any of their respective employees who provide services to the Trust are considered under the MOUs to be “associated persons” of PIMCO as that term is defined in the Advisers Act for purposes of PIMCO’s required supervision.

Advisory Fee Rates

Each Fund either currently pays, or will pay, a monthly investment advisory fee at an annual rate based on average daily net assets of the Funds as follows:

Fund(†)	Advisory Fee Rate
PIMCO Dividend and Income Fund	0.49%
PIMCO EqS® Long/Short Fund	1.04%
PIMCO RAE Emerging Markets Fund	0.50%
PIMCO RAE Global Fund	0.40%
PIMCO RAE Global ex-US Fund	0.40%
PIMCO RAE International Fund	0.30%
PIMCO RAE US Fund	0.25%
PIMCO RAE US Small Fund	0.35%
PIMCO REALPATH® Blend Income Fund	0.01%
PIMCO REALPATH® Blend 2020 Fund	0.01%
PIMCO REALPATH® Blend 2025 Fund	0.01%
PIMCO REALPATH® Blend 2030 Fund	0.02%*
PIMCO REALPATH® Blend 2035 Fund	0.03%*
PIMCO REALPATH® Blend 2040 Fund	0.03%*
PIMCO REALPATH® Blend 2045 Fund	0.03%*
PIMCO REALPATH® Blend 2050 Fund	0.03%*
PIMCO REALPATH® Blend 2055 Fund	0.03%*

(†)

As disclosed in the Funds’ prospectuses, the Funds may invest in certain PIMCO-advised money market funds and/or short-term bond funds (“Central Funds”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the Funds and certain other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The Central Funds do not pay an investment advisory fee to PIMCO in return for providing investment advisory services. However, when investing in a Central Fund, each such Fund (“Investing Fund”) has agreed that 0.005% of the advisory fee that such Investing Fund is currently obligated to pay to PIMCO under its investment advisory contract will be designated as compensation for the investment advisory services PIMCO provides to the applicable Central Fund.

*

As the PIMCO REALPATH® Blend Funds approach their target dates, the Funds’ investment advisory contract provides that certain PIMCO REALPATH® Blend Funds’ advisory fee will periodically decrease over time according to set intervals. The following table provides information with respect to such advisory fee adjustments.

PIMCO REALPATH® Blend Fund Advisory Fee Schedule

(stated as a percentage of the average daily net assets of each Fund taken separately)

Fund	July 1, 2020	July 1, 2025	July 1, 2030	July 1, 2035	July 1, 2040	July 1, 2045
PIMCO REALPATH® Blend Income Fund	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

PIMCO REALPATH® Blend 2020 Fund	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

PIMCO REALPATH® Blend 2025 Fund	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

PIMCO REALPATH® Blend 2030 Fund	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

PIMCO REALPATH® Blend 2035 Fund	0.02%	0.01%	0.01%	0.01%	0.01%	0.01%

PIMCO REALPATH® Blend 2040 Fund	0.03%	0.02%	0.01%	0.01%	0.01%	0.01%

PIMCO REALPATH® Blend 2045 Fund	0.03%	0.03%	0.02%	0.01%	0.01%	0.01%

PIMCO REALPATH® Blend 2050 Fund	0.03%	0.03%	0.03%	0.02%	0.01%	0.01%

PIMCO REALPATH® Blend 2055 Fund	0.03%	0.03%	0.03%	0.03%	0.02%	0.01%

Advisory Fee Payments

The advisory fees paid by each Fund that was operational during the fiscal years ended June 30, 2018, 2017 and 2016 were as follows:

Fund	Year Ended 6/30/18	Year Ended 6/30/17	Year Ended 6/30/16
PIMCO Dividend and Income Fund(1)	$1,632,617	$1,852,083	$4,431,570

PIMCO EqS® Long/Short Fund	5,442,739	6,592,923	9,076,908

PIMCO RAE Emerging Markets Fund	9,501,333	7,479,522	2,085,604

PIMCO RAE Global Fund	1,674,471	1,536,583	563,711

PIMCO RAE Global ex-US Fund	343,273	283,914	250,910

PIMCO RAE International Fund	1,594,912	1,027,865	534,768

PIMCO RAE US Fund	1,684,662	1,453,229	1,161,767

PIMCO RAE US Small Fund	405,639	345,101	297,768

PIMCO REALPATH® Blend Income Fund	1,717	488	316

PIMCO REALPATH® Blend 2020 Fund	2,085	641	338

PIMCO REALPATH® Blend 2025 Fund	2,279	570	338

PIMCO REALPATH® Blend 2030 Fund	5,750	1,846	833

PIMCO REALPATH® Blend 2035 Fund	9,287	2,820	1,254

PIMCO REALPATH® Blend 2040 Fund	11,050	2,713	929

PIMCO REALPATH® Blend 2045 Fund	14,474	3,011	918

PIMCO REALPATH® Blend 2050 Fund	17,729	3,531	952

PIMCO REALPATH® Blend 2055 Fund	3,117	1,415	907
(1)	Effective June 16, 2016, the advisory fee for the Fund was decreased from 0.69% to 0.49%.

Sub-Advisory and Portfolio Implementation Fee Payments

PIMCO paid the following fees to Research Affiliates in connection with the Research Affiliates Sub-Advisory Agreement during the fiscal years ended June 30, 2018, 2017 and 2016:

Fund	Year Ended 6/30/18	Year Ended 6/30/17	Year Ended 6/30/16
PIMCO Dividend and Income Fund(1)	$367,769	$425,983	$16,514

PIMCO RAE Emerging Markets Fund	635,364	425,959	337,330

Fund	Year Ended 6/30/18	Year Ended 6/30/17	Year Ended 6/30/16
PIMCO RAE Global Fund	879,097	737,932	211,392

PIMCO RAE Global ex-US Fund	197,382	150,176	106,637

PIMCO RAE International Fund	353,276	193,577	118,154

PIMCO RAE US Fund	764,549	587,387	464,912

PIMCO RAE US Small Fund	200,225	168,466	127,615
(1) No portion of the Fund was sub-advised by Research Affiliates prior to June 16, 2016.

PIMCO paid the following fees to Parametric in connection with the Portfolio Implementation Agreement or, with respect to the PIMCO Dividend and Income Fund, the DI Portfolio Implementation Agreement during the fiscal years ended June 30, 2018, 2017 and 2016:

Fund	Year Ended 6/30/18	Year Ended 6/30/17	Year Ended 6/30/16
PIMCO Dividend and Income Fund(1)	$134,753	$150,115	$3,084

PIMCO RAE Emerging Markets Fund	30,000	1,402,302	525,261

PIMCO RAE Global Fund	30,000	29,959	30,041

PIMCO RAE Global ex-US Fund	325,903	29,959	30,041

PIMCO RAE International Fund	276,229	243,236	161,333

PIMCO RAE US Fund	30,000	252,363	226,972

PIMCO RAE US Small Fund	123,744	113,996	106,659
(1)	No portion of the Fund was provided portfolio implementation services by Parametric prior to June 16, 2016.

Proxy Voting Policies and Procedures

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Trust has adopted the Proxy Policy of PIMCO when voting proxies on behalf of the Funds.

Policy Statement: The proxy voting policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law; the policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview: PIMCO has adopted a written proxy voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. Proxies generally describe corporate action-consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to take appropriate action on client proxies that come to its attention. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities. The term “equity securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities. PIMCO has retained an Industry Service Provider (“ISP”) to provide research and voting recommendations for proxies relating to equity securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP. PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM decides to override the ISP’s voting recommendation. In either such case as described above, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists.

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents at the discretion of the issuer/custodian. Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions. When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether a conflict of interest, or the appearance of one, exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of potential conflicts of interest.  The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

Sub-Adviser Engagement:  As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities performed by the Sub-Adviser and contracted third parties.

With respect to the PIMCO RAE Emerging Markets Fund, PIMCO RAE Global Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund, and the equity portion of the PIMCO Dividend and Income Fund’s portfolio, authority for voting proxies has been delegated to Research Affiliates. Research Affiliates has adopted written proxy voting policies and procedures (“RA Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act, which it believes are reasonably designed to ensure that Research Affiliates, or its delegate, votes client securities in the best interests of its clients. Under the RA Proxy Policy, all proxy voting activities are performed and administered by Parametric, with Research Affiliates retaining supervisory responsibility over Parametric. The RA Proxy Policy provides that Research Affiliates will issue voting guidelines to Parametric and Research Affiliates will conduct initial and ongoing periodic due diligence on Parametric and its proxy voting policies.

In this regard, the RA Proxy Policy states that Research Affiliates receives regular and periodic reports from Parametric containing details of proxy voting activity and that, when such reports are received, a review of such reports is conducted to ensure votes have been cast in compliance with the RA Proxy Policy. Under the RA Proxy Policy, proxies are to be voted in the best interests of clients and may not be voted on certain occasions, including, but not limited to, when: (1) the cost of voting the proxy exceeds the expected benefit to the client; (2) a jurisdiction imposes share blocking restrictions that may impact the ability to affect trades in the related security; and (3) voting is inconsistent with Research Affiliates’ fiduciary obligations. With respect to conflicts of interest, the RA Proxy Policy relies on Parametric’s proxy voting policies and procedures, as described below.

Parametric has adopted written proxy voting policies and procedures (“Parametric Proxy Policy”), as required by Rule 206(4)-6 under the Advisers Act, which it believes are reasonably designed to ensure that Parametric votes proxies in the best interests of its clients. Under the Parametric Proxy Policy, written, pre-determined Proxy Voting Guidelines govern guide proxy voting in connection with management initiatives and shareholder initiatives relating to various corporate actions and circumstances corporate governance matters that require shareholder approval. . Parametric will generally vote proxies in accordance with the Proxy Voting Guidelines, which are set and annually reviewed by Parametric’s Stewardship Proxy Voting Committee in accordance with the Parametric Proxy Policy. Additionally, the Proxy Voting Guidelines provide that Parametric will “take no action” when it is determined that voting the proxy will result in share blocking, which prevents Parametric from trading that specific security for an uncertain period of time prior to the next annual meeting, or if the economic effect on shareholders’ interests or the value of the portfolio holdings is indeterminable or insignificant. Parametric’s Proxy Voting Committee, which generally consists of Investment Strategy & Research, pPortfolio Mmanagement, operations and cCompliance personnel, will identify oversees proxy voting activities and actively monitors potential material conflicts of interest that may compromise Parametric’s ability to vote a proxy issue in the best interest of clients. The Parametric Proxy Voting Coordinator, a member of the Parametric Operations Department, reviews each proxy to assess the extent to which there may be a material conflict between Parametric’s interests and those of the client. Parametric’s proxy voting is administered on a daily basis by one or more Proxy Voting Coordinators who ensure that proxies are voted in accordance with the Proxy Voting Guidelines. In the unlikely event that a ballot proposal is not addressed by the Proxy Voting Guidelines, the proposal will be considered by the Proxy Voting Committee, which will consider if any material conflicts of interest exist and instruct the Proxy Voting Coordinator how to vote the proxy. Conflicts are reported to the Parametric Proxy Voting Committee, which will consider the relevant facts and determine if the conflict is material. When it is determined that no material conflict exists, the proxy will be voted in accordance with the Proxy Voting Guidelines. When If it is determined that a material conflict exists, Parametric will refrain from voting the proxy until it has disclosed the conflict has been reported to the clients and client consent or instruction is obtained as to how to vote the proxy. In the event a client’s consent or instruction is not received, the Proxy Voting Committee shall make a good faith determination as to how to vote the proxy (which may include abstaining from voting the proxy) and shall document the rationale for making its final determination.

Information about how PIMCO voted a Fund’s proxies for the most recent twelve-month period ended June 30th (Form N-PX) will be available no later than the following August 31st, without charge, upon request, by calling the Funds at 1-800-927-4648, on the Funds’ website at www.pimco.com and on the SEC’s website at http://www.sec.gov.

Fund Administrator

PIMCO also serves as Administrator to the Funds pursuant to a supervision and administration agreement (as amended and restated from time to time, the “Supervision and Administration Agreement”) with the Trust. Pursuant to the Supervision and Administration Agreement, PIMCO provides the Funds with certain supervisory, administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other Fund service providers, and receives a supervisory and administrative fee in return. PIMCO may in turn use the facilities or assistance of its affiliates to provide certain services under the Supervision and Administration Agreement, on terms agreed between PIMCO and such affiliates. The supervisory and administrative services provided by PIMCO include but are not limited to: (i) shareholder servicing functions, including preparation of shareholder reports and communications, (i) regulatory compliance, such as reports and filings with the SEC and state securities commissions, and (iii) general supervision of the operations of the Funds, including coordination of the services performed by the Funds’ transfer agent, custodian, legal counsel, independent registered public accounting firm, and others. PIMCO (or an affiliate of PIMCO) also furnishes the Funds with office space facilities required for conducting the business of the Funds, and pays the compensation of those officers, employees and Trustees of the Trust affiliated with PIMCO. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency, sub-accounting, recordkeeping and other services for the Funds, and is responsible for the costs of registration of the Trust’s shares and the printing of prospectus(es) and shareholder reports for current shareholders.

Supervisory and Administrative Fee Rates

PIMCO has contractually agreed to provide the foregoing services, and to bear these expenses, at the following rates for each class of each Fund (each expressed as a percentage of the Fund’s average daily net assets attributable to its classes of shares on an annual basis):

Fund	Institutional and Administrative Classes	Classes A and C	I-2	I-3	Class R
PIMCO Dividend and Income Fund	0.30%	0.40%	0.40%	0.50%	N/A
PIMCO EqS® Long/Short Fund	0.45%	0.55%	0.55%	0.65%	N/A
PIMCO RAE Emerging Markets Fund	0.45%	0.55%	0.55%	N/A	N/A
PIMCO RAE Global Fund	0.30%	0.40%	0.40%	N/A	N/A
PIMCO RAE Global ex-US Fund	0.35%	0.45%	0.45%	N/A	N/A
PIMCO RAE International Fund	0.30%	0.40%	0.40%	N/A	N/A
PIMCO RAE US Fund	0.25%	0.40%	0.35%	0.45%	N/A
PIMCO RAE US Small Fund	0.25%	0.40%	0.35%	N/A	N/A
PIMCO REALPATH® Blend Income Fund	0.02%	0.27%	N/A	N/A	0.27%
PIMCO REALPATH® Blend 2020 Fund	0.02%	0.27%	N/A	N/A	0.27%
PIMCO REALPATH® Blend 2025 Fund	0.02%	0.27%	N/A	N/A	0.27%
PIMCO REALPATH® Blend 2030 Fund	0.02%	0.27%	N/A	N/A	0.27%
PIMCO REALPATH® Blend 2035 Fund	0.02%	0.27%	N/A	N/A	0.27%

Fund	Institutional and Administrative Classes	Classes A and C	I-2	I-3	Class R
PIMCO REALPATH® Blend 2040 Fund	0.02%	0.27%	N/A	N/A	0.27%
PIMCO REALPATH® Blend 2045 Fund	0.02%	0.27%	N/A	N/A	0.27%
PIMCO REALPATH® Blend 2050 Fund	0.02%	0.27%	N/A	N/A	0.27%
PIMCO REALPATH® Blend 2055 Fund	0.02%	0.27%	N/A	N/A	0.27%

Except for the expenses paid by PIMCO, the Trust bears all costs of its operations. The Funds are responsible for: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares (“class-specific expenses”).

Class-specific expenses include distribution and service fees payable with respect to different classes of shares and supervisory and administrative fees as described above, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan (as amended and restated from time to time, the “Multi-Class Plan”) adopted pursuant to Rule 18f-3 under the 1940 Act and subject to review and approval by the Trustees.

The Supervision and Administration Agreement may be terminated by the Trustees, or by a vote of a majority of the outstanding voting securities of the Trust, Fund or Class, as applicable, at any time on 60 days’ written notice. Following the expiration of the one-year period commencing with the effectiveness of the Supervision and Administration Agreement, it may be terminated by PIMCO, also on 60 days’ written notice.

The PIMCO REALPATH® Blend Funds indirectly pay a proportionate share of the supervisory and administrative fees paid to PIMCO by the Underlying PIMCO Funds in which they invest.

The Supervision and Administration Agreement is subject to annual approval by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust (as that term is defined in the 1940 Act). The Supervision and Administration Agreement, as supplemented from time to time, was approved by the Board of Trustees, including all of the independent Trustees at a meeting held for such purpose. In approving the Supervision and Administration Agreement, the Trustees determined that: (i) the Supervision and Administration Agreement is in the best interests of the Funds and their shareholders; (ii) the services to be performed under the Supervision and Administration Agreement are services required for the operation of the Funds; (iii) PIMCO is able to provide, or to procure, services for the Funds which are at least equal in nature and quality to services that could be provided by others; and (iv) the fees to be charged pursuant to the Supervision and Administration Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

Supervisory and Administrative Fee Payments

The supervisory and administrative fees paid by each Fund that was operational during the fiscal years ended June 30, 2018, 2017 and 2016 were as follows:

Fund	Year Ended 6/30/18	Year Ended 6/30/17	Year Ended 6/30/16
PIMCO Dividend and Income Fund	$ 1,308,598	$ 1,485,780	$ 2,547,229
PIMCO EqS® Long/Short Fund	2,688,217	3,299,430	4,541,891
PIMCO RAE Emerging Markets Fund	8,575,688	6,741,196	1,877,921
PIMCO RAE Global Fund	1,262,381	1,155,203	423,177
PIMCO RAE Global ex-US Fund	303,666	249,422	219,621
PIMCO RAE International Fund	1,602,566	1,032,218	535,629
PIMCO RAE US Fund	1,711,436	1,473,266	1,166,389

Fund	Year Ended 6/30/18	Year Ended 6/30/17	Year Ended 6/30/16
PIMCO RAE US Small Fund	305,266	256,831	213,858
PIMCO REALPATH® Blend Income Fund	9,529	2,214	782
PIMCO REALPATH® Blend 2020 Fund	14,006	2,938	702
PIMCO REALPATH® Blend 2025 Fund	16,138	3,912	721
PIMCO REALPATH® Blend 2030 Fund	15,051	4,107	863
PIMCO REALPATH® Blend 2035 Fund	16,050	4,484	884
PIMCO REALPATH® Blend 2040 Fund	20,508	5,682	686
PIMCO REALPATH® Blend 2045 Fund	18,317	4,245	635
PIMCO REALPATH® Blend 2050 Fund	20,908	5,052	817
PIMCO REALPATH® Blend 2055 Fund	6,896	2,299	756

Advisory Fees Waived and Supervisory and Administrative Fees Waived and Recouped

PIMCO has contractually agreed, through October 31, 2019, to waive its advisory fee by 0.20% of the average daily net assets of each of the PIMCO RAE Emerging Markets Fund, PIMCO RAE Global ex-US Fund and PIMCO RAE Global Fund, and to waive its advisory fee by 0.10% of the average daily net assets of each of the PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the investment advisory contract is in effect, PIMCO is entitled to reimbursement by a Fund of any portion of the advisory fee waived as set forth above (the “RAE Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees or supervisory and administrative fees pursuant to the Expense Limitation Agreement, exceed, for such month, the Expense Limit; 2) exceed the total RAE Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.

PIMCO has contractually agreed, through October 31, 2019, to waive, first, the advisory fee and, second, to the extent necessary, the supervisory and administrative fee it receives from the PIMCO RAE Global ex-US Fund in an amount equal to the expenses attributable to the advisory fees and the supervisory and administrative fees of the PIMCO RAE Underlying Funds indirectly incurred by the Fund in connection with its investments in the PIMCO RAE Underlying Funds (collectively, the “Underlying Fund Fees”), to the extent the Fund’s advisory fee or advisory fee and supervisory and administrative fee, taken together, are greater than or equal to the Underlying Fund Fees. Similarly, PIMCO has contractually agreed, through October 31, 2019, to waive, first, the advisory fee and, second, to the extent necessary, the supervisory and administrative fee it receives from the PIMCO RAE Global Fund in an amount equal to the Underlying Fund Fees indirectly incurred by the Fund in connection with its investments in the PIMCO RAE Underlying Funds, to the extent the Fund’s advisory fee or advisory fee and supervisory and administrative fee, taken together, are greater than or equal to the Underlying Fund Fees. These waivers will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO has contractually agreed, through October 31, 2019, to waive a portion of each Fund’s supervisory and administrative fees, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not: 1) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit; 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.

PIMCO has contractually agreed, through October 31, 2019, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of each of PIMCO EqS® Long/Short Fund, PIMCO

Dividend and Income Fund and PIMCO RAE US Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Advisory fees waived during the fiscal years ended June 30, 2018, 2017 and 2016 were as follows:

Fund	Year Ended 6/30/18	Year Ended 6/30/17	Year Ended 6/30/16
PIMCO Dividend and Income Fund	N/A	N/A	$ 1,006,875
PIMCO EqS® Long/Short Fund	N/A	N/A	N/A
PIMCO RAE Emerging Markets Fund	3,800,533	$2,991,809	834,242
PIMCO RAE Global Fund	1,674,472	1,536,582	563,711
PIMCO RAE Global ex-US Fund	343,272	283,914	250,910
PIMCO RAE International Fund	531,637	342,622	178,256
PIMCO RAE US Fund	673,865	581,291	464,707
PIMCO RAE US Small Fund	115,897	98,600	85,076
PIMCO REALPATH® Blend Income Fund	N/A	N/A	N/A
PIMCO REALPATH® Blend 2020 Fund	N/A	N/A	N/A
PIMCO REALPATH® Blend 2025 Fund	N/A	N/A	N/A
PIMCO REALPATH® Blend 2030 Fund	N/A	N/A	N/A
PIMCO REALPATH® Blend 2035 Fund	N/A	N/A	N/A
PIMCO REALPATH® Blend 2040 Fund	N/A	N/A	N/A
PIMCO REALPATH® Blend 2045 Fund	N/A	N/A	N/A
PIMCO REALPATH® Blend 2050 Fund	N/A	N/A	N/A
PIMCO REALPATH® Blend 2055 Fund	N/A	N/A	N/A

Previously waived advisory fees recouped during the fiscal years ended June 30, 2018, 2017 and 2016 were as follows:

Fund	Year Ended 6/30/18	Year Ended 6/30/17	Year Ended 6/30/16
PIMCO Dividend and Income Fund	$12,161	$ 0	$ 0
PIMCO RAE Emerging Markets Fund	93,113	23,505	0
PIMCO RAE US Fund	14,074	0	0

Supervisory and administrative fees waived during the fiscal years ended June 30, 2018, 2017 and 2016 were as follows:

Fund	Year Ended 6/30/18	Year Ended 6/30/17	Year Ended 6/30/16
PIMCO Dividend and Income Fund	$24,212	$54,239	$ 71,076
PIMCO EqS® Long/Short Fund	38,184	93,947	88,122
PIMCO RAE Emerging Markets Fund	135,965	167,304	24,319
PIMCO RAE Global Fund	1,261,698	1,145,827	385,450
PIMCO RAE Global ex-US Fund	316,185	257,181	226,566
PIMCO RAE International Fund	45,721	37,263	16,943
PIMCO RAE US Fund	56,136	71,310	45,621
PIMCO RAE US Small Fund	17,782	12,019	7,914
PIMCO REALPATH® Blend Income Fund	912	503	126
PIMCO REALPATH® Blend 2020 Fund	1,156	639	136
PIMCO REALPATH® Blend 2025 Fund	1,208	532	124
PIMCO REALPATH® Blend 2030 Fund	1,614	934	174
PIMCO REALPATH® Blend 2035 Fund	1,821	857	168
PIMCO REALPATH® Blend 2040 Fund	2,315	538	120

Fund	Year Ended 6/30/18	Year Ended 6/30/17	Year Ended 6/30/16
PIMCO REALPATH® Blend 2045 Fund	3,024	495	118
PIMCO REALPATH® Blend 2050 Fund	3,663	569	122
PIMCO REALPATH® Blend 2055 Fund	678	471	116

Previously waived supervisory and administrative fees recouped during the fiscal years ended June 30, 2018, 2017 and 2016 were as follows:

Fund	Year Ended 6/30/18	Year Ended 6/30/17	Year Ended 6/30/16
PIMCO Dividend and Income Fund	$4,165	$18,521	$ 31,730
PIMCO EqS® Long/Short Fund	25,644	31,063	42,766
PIMCO RAE Emerging Markets Fund	0	49,764	20,439
PIMCO RAE Global Fund	20,512	18,823	6,906
PIMCO RAE Global ex-US Fund	4,205	3,478	3,074
PIMCO RAE International Fund	26,050	16,788	8,735
PIMCO RAE US Fund	18,945	28,483	22,771
PIMCO RAE US Small Fund	5,679	4,832	4,169
PIMCO REALPATH® Blend Income Fund	841	239	155
PIMCO REALPATH® Blend 2020 Fund	1,022	314	166
PIMCO REALPATH® Blend 2025 Fund	1,117	279	166
PIMCO REALPATH® Blend 2030 Fund	1,409	452	204
PIMCO REALPATH® Blend 2035 Fund	1,517	461	205
PIMCO REALPATH® Blend 2040 Fund	1,805	443	152
PIMCO REALPATH® Blend 2045 Fund	2,364	492	150
PIMCO REALPATH® Blend 2050 Fund	2,896	577	156
PIMCO REALPATH® Blend 2055 Fund	509	231	148

PORTFOLIO MANAGERS

Other Accounts Managed

The portfolio managers who are primarily responsible for the day-to-day management of the Funds also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated in the table below. The following table identifies, as of June 30, 2018 (except as noted below): (i) each portfolio manager of the Funds; (ii) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager (exclusive of the Funds); and (iii) the total assets of such other companies, vehicles and accounts, and the number and total assets of such other companies, vehicles and accounts with respect to which the advisory fee is based on performance. The Fund(s) managed by each portfolio manager, including each Fund’s total assets, are listed in the footnotes following the table. Effective December 12, 2018, the PIMCO EqS® Long/Short Fund is managed by John M. Devir. Effective January 16, 2019, the PIMCO REALPATH® Blend Income Fund, PIMCO REALPATH® Blend 2020 Fund, PIMCO REALPATH® Blend 2025 Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund and PIMCO REALPATH® Blend 2055 Fund are jointly and primarily managed by Mihir Worah, Erin Browne, Rahul Devgon and Graham A. Rennison. Information pertaining to accounts managed by Ms. Browne is as of December 31, 2018.

	Total Number of Accounts	Total Assets of All Accounts (in $millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $millions)
Robert D. Arnott(1)
Registered Investment Companies	13	$29,496.20	0	$0.00
Other Pooled Investment Vehicles	15	$2,846.61	0	$0.00
Other Accounts	17	$6,603.71	2	$245.20

	Total Number of Accounts	Total Assets of All Accounts (in $millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $millions)
Christopher J. Brightman(2)
Registered Investment Companies	4	$27,251.77	0	$0.00
Other Pooled Investment Vehicles	15	$2,846.61	0	$0.00
Other Accounts	17	$ 6,603.71	2	$245.20

Erin Browne(3)
Registered Investment Companies	0	$0.00	0	$0.00
Other Pooled Investment Vehicles	0	$0.00	0	$0.00
Other Accounts	0	$0.00	0	$0.00

Rahul Devgon(4)
Registered Investment Companies	10	$201.70	0	$0.00
Other Pooled Investment Vehicles	0	$0.00	0	$0.00
Other Accounts	0	$0.00	0	$0.00

John M. Devir(5)
Registered Investment Companies	0	$0.00	0	$0.00
Other Pooled Investment Vehicles	3	$356.45	0	$0.00
Other Accounts	0	$0.00	0	$0.00

Daniel J. Ivascyn(6)
Registered Investment Companies	18	$139,837.17	0	$0.00
Other Pooled Investment Vehicles	10	$68,995.57	1	$0.00
Other Accounts	177	$10,083.17	1	$235.61

Alfred T. Murata(7)
Registered Investment Companies	20	$138,904.08	0	$0.00
Other Pooled Investment Vehicles	10	$29,058.45	0	$0.00
Other Accounts	11	$1,534.68	0	$0.00

Graham A. Rennison(8)
Registered Investment Companies	16	$6,697.07	0	$0.00
Other Pooled Investment Vehicles	0	$0.00	0	$0.00
Other Accounts	0	$0.00	0	$0.00

Mihir Worah(9)
Registered Investment Companies	50	$130,676.55	0	$0.00
Other Pooled Investment Vehicles	32	$18,538.74	1	$194.07
Other Accounts	43	$21,727.42	5	$1,723.18

(1)

Mr. Arnott co-manages the PIMCO RAE Emerging Markets Fund ($1,875.8 million), PIMCO RAE Global Fund ($366.2 million), PIMCO RAE Global ex-US Fund ($80.05 million), PIMCO RAE International Fund ($550.1 million), PIMCO RAE US Fund ($791.7 million), PIMCO RAE US Small Fund ($139 million) and PIMCO Dividend and Income Fund ($304.1 million).

(2)

Mr. Brightman co-manages the PIMCO RAE Emerging Markets Fund ($1,875.8 million), PIMCO RAE Global Fund ($366.2 million), PIMCO RAE Global ex-US Fund ($80.5 million), PIMCO RAE International Fund ($550.1 million), PIMCO RAE US Fund ($791.7 million), PIMCO RAE US Small Fund ($139 million) and PIMCO Dividend and Income Fund ($304.1 million).

(3)

Ms. Browne co-manages the PIMCO REALPATH® Blend Income Fund ($24.4 million), PIMCO REALPATH® Blend 2020 Fund ($28.3 million), PIMCO REALPATH® Blend 2025 Fund ($31.5 million), PIMCO REALPATH® Blend 2030 Fund ($38 million), PIMCO REALPATH® Blend 2035 Fund ($38.6 million), PIMCO REALPATH® Blend 2040 Fund ($42.6 million), PIMCO

REALPATH® Blend 2045 Fund ($55.4 million), PIMCO REALPATH® Blend 2050 Fund ($68 million) and PIMCO REALPATH® Blend 2055 Fund ($12.6 million).
(4)

Mr. Devgon co-manages the PIMCO REALPATH® Blend Income Fund ($24.4 million), PIMCO REALPATH® Blend 2020 Fund ($28.3 million), PIMCO REALPATH® Blend 2025 Fund ($31.5 million), PIMCO REALPATH® Blend 2030 Fund ($38 million), PIMCO REALPATH® Blend 2035 Fund ($38.6 million), PIMCO REALPATH® Blend 2040 Fund ($42.6 million), PIMCO REALPATH® Blend 2045 Fund ($55.4 million), PIMCO REALPATH® Blend 2050 Fund ($68 million) and PIMCO REALPATH® Blend 2055 Fund ($12.6 million).

(5)	Mr. Devir co-manages the PIMCO EqS® Long/Short Fund ($475.2 million).
(6)	Mr. Ivascyn co-manages the PIMCO Dividend and Income Fund ($304.1 million).
(7)	Mr. Murata co-manages the PIMCO Dividend and Income Fund ($304.1 million).
(8)

Mr. Rennison co-manages the PIMCO REALPATH® Blend Income Fund ($24.4 million), PIMCO REALPATH® Blend 2020 Fund ($28.3 million), PIMCO REALPATH® Blend 2025 Fund ($31.5 million), PIMCO REALPATH® Blend 2030 Fund ($38 million), PIMCO REALPATH® Blend 2035 Fund ($38.6 million), PIMCO REALPATH® Blend 2040 Fund ($42.6 million), PIMCO REALPATH® Blend 2045 Fund ($55.4 million), PIMCO REALPATH® Blend 2050 Fund ($68 million) and PIMCO REALPATH® Blend 2055 Fund ($12.6 million).

(9)

Mr. Worah co-manages the PIMCO REALPATH® Blend Income Fund ($24.4 million), PIMCO REALPATH® Blend 2020 Fund ($28.3 million), PIMCO REALPATH® Blend 2025 Fund ($31.5 million), PIMCO REALPATH® Blend 2030 Fund ($38 million), PIMCO REALPATH® Blend 2035 Fund ($38.6 million), PIMCO REALPATH® Blend 2040 Fund ($42.6 million), PIMCO REALPATH® Blend 2045 Fund ($55.4 million), PIMCO REALPATH® Blend 2050 Fund ($68 million) and PIMCO REALPATH® Blend 2055 Fund ($12.6 million).

Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s or Research Affiliates’ other business activities and PIMCO’s or Research Affiliates’ possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as a Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds. Potential and actual conflicts of interest may also arise as a result of PIMCO or Research Affiliates serving as investment adviser or sub-adviser to accounts that invest in the Funds. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO or Research Affiliates to, among other things, vote proxies or redeem shares of a Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s and Research Affiliates’ duties to the Funds, as well as regulatory or other limitations applicable to the Funds, may affect the courses of action available to PIMCO-advised or Research Affiliates-advised accounts (including certain Funds) that invest in the Funds in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. For example, with respect to the PIMCO RAE Funds and the equity portion of the PIMCO Dividend and Income Fund, regulatory concerns, conflicts of interest or other considerations may cause PIMCO, in its oversight role, to restrict or prohibit the purchase of a particular instrument indicated by the relevant RAE® model portfolio, which may cause such Fund to perform differently from the relevant RAE® model portfolio.

PIMCO

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Funds or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Funds or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Funds or other accounts managed by PIMCO. In addition, because certain Clients (as defined below) are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Funds or other accounts managed by PIMCO (each a “Client,” and collectively, the “Clients”), but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for a Client that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients, including Clients that are PIMCO affiliates, in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such nonparticipating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in Funds) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multinational financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

Acquired Funds. With respect to the PIMCO REALPATH® Blend Funds, PIMCO’s authority to select and substitute Acquired Funds from a variety of affiliated and unaffiliated funds may create a conflict of interest because the fees paid to PIMCO by some Underlying PIMCO Funds are higher than the fees paid to PIMCO by other Underlying PIMCO Funds, and because PIMCO receives fees from the Underlying PIMCO Funds, but may not receive fees from other Acquired Funds. However, PIMCO is a fiduciary to the PIMCO REALPATH® Blend Funds and is legally obligated to act in the Funds’ best interests when selecting the Acquired Funds, without taking fees payable to PIMCO into consideration.

Research Affiliates

It is Research Affiliates’ policy to eliminate conflicts of interest whenever possible, mitigate and disclose them if they cannot be eliminated, and to act at all times in our clients’ best interests. While Research Affiliates strives to eliminate all actual, perceived, or potential conflicts of interest, these conflicts may arise from time to time. Should a conflict of interest develop, it is resolved immediately. For example, conflicts of interest include circumstances that: compromise the impartiality and integrity of the services provided by Research Affiliates; advantage one client relative to its other clients; or have the potential to result in an advantage for Research Affiliates or any of its employees over a client. The potential for conflicts of interest has been minimized by Research Affiliates’ structure and business activities.

Within any given investment strategy where Research Affiliates has direct management clients, separately managed accounts, limited partnership investors, or other investment companies and fiduciary accounts, different fee schedules may exist (i.e., one client may have an asset-based fee, while another client has an incentive-based fee). Although there may be a potential conflict of interest due to the possibility Research Affiliates could earn a higher fee on one account versus another, this is mitigated because, (i) Research Affiliates’ investment discipline is quantitative and rules based, (ii) where possible, all accounts within a strategy are traded at the same time, (iii) Research Affiliates strives to mitigate conflicts between its direct management clients and PIMCO and shareholders in the Funds, and (iv) PIMCO conducts periodic due diligence visits of Research Affiliates to ensure compliance with applicable securities laws.

In addition, changes in portfolio construction and transactions are based on a stated timetable or on client controlled contributions and withdrawals.

Portfolio Manager Compensation

PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers;

•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;

•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and

•	PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

•

Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;

•	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;

•

Appropriate risk positioning and risk management mindset, which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;

•	Contributions to mentoring, coaching and/or supervising members of team;

•	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;

•	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly, as part of the compensation process.

Deferred Compensation – Long Term Incentive Plan (“LTIP”) and/or M Options are awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

•

The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.

•

The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the Firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the Firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

Eligibility to participate in the LTIP and M Unit program is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

Research Affiliates. Research Affiliates has competitive compensation arrangements to attract and retain high-caliber professional employees which include a base salary, discretionary annual performance bonus, significant contributions to their retirement plans and insurance benefits. Key individuals also are offered equity participation in the firm. Each Research Affiliates person serving as portfolio manager to the PIMCO RAE Funds and the PIMCO Dividend and Income Fund is an equity member of Research Affiliates and as such receives a compensation package which includes a base salary, distributions of firm profits, contributions to two retirement plans and insurance benefits. The portfolio manager compensation is not directly tied to the PIMCO RAE Funds’ or PIMCO Dividend and Income Fund’s performance or value of assets held by the PIMCO RAE Funds’ or PIMCO Dividend and Income Fund’s portfolios. Indirectly, as the assets of the PIMCO RAE Funds’ and the PIMCO Dividend and Income Fund’s portfolios grow, the compensation to the portfolio managers increases through increased distribution of firm profits.

Securities Ownership

To the best of the Trust’s knowledge, the table below shows the dollar range of shares of the Funds beneficially owned as of June 30, 2018 (except as noted below), by each portfolio manager of the Funds.

Portfolio Manager	Funds Managed by Portfolio Manager	Dollar Range of Shares Owned
Arnott	PIMCO Dividend and Income Fund	None
	PIMCO RAE Emerging Markets Fund	Over $1,000,000
	PIMCO RAE Global Fund	$10,001-$50,000

Portfolio Manager	Funds Managed by Portfolio Manager	Dollar Range of Shares Owned
	PIMCO RAE Global ex-US Fund	None
	PIMCO RAE International Fund	$500,001-$1,000,000
	PIMCO RAE US Fund	$100,001-$500,000
	PIMCO RAE US Small Fund	None
Brightman	PIMCO Dividend and Income Fund	None
	PIMCO RAE Emerging Markets Fund	None
	PIMCO RAE Global Fund	None
	PIMCO RAE Global ex-US Fund	None
	PIMCO RAE International Fund	None
	PIMCO RAE US Fund	None
	PIMCO RAE US Small Fund	None
Browne[1]	PIMCO REALPATH® Blend Income Fund	None
	PIMCO REALPATH® Blend 2020 Fund	None
	PIMCO REALPATH® Blend 2025 Fund	None
	PIMCO REALPATH® Blend 2030 Fund	None
	PIMCO REALPATH® Blend 2035 Fund	None
	PIMCO REALPATH® Blend 2040 Fund	None
	PIMCO REALPATH® Blend 2045 Fund	None
	PIMCO REALPATH® Blend 2050 Fund	None
	PIMCO REALPATH® Blend 2055 Fund	None
Devgon	PIMCO REALPATH® Blend Income Fund	None
	PIMCO REALPATH® Blend 2020 Fund	None
	PIMCO REALPATH® Blend 2025 Fund	None
	PIMCO REALPATH® Blend 2030 Fund	None
	PIMCO REALPATH® Blend 2035 Fund	None
	PIMCO REALPATH® Blend 2040 Fund	None
	PIMCO REALPATH® Blend 2045 Fund	None
	PIMCO REALPATH® Blend 2050 Fund	None
	PIMCO REALPATH® Blend 2055 Fund	None
Devir	PIMCO EqS® Long/Short Fund	None
Ivascyn	PIMCO Dividend and Income Fund	None
Murata	PIMCO Dividend and Income Fund	None
Rennison	PIMCO REALPATH® Blend Income Fund	None
	PIMCO REALPATH® Blend 2020 Fund	None
	PIMCO REALPATH® Blend 2025 Fund	None
	PIMCO REALPATH® Blend 2030 Fund	None
	PIMCO REALPATH® Blend 2035 Fund	None
	PIMCO REALPATH® Blend 2040 Fund	None
	PIMCO REALPATH® Blend 2045 Fund	None
	PIMCO REALPATH® Blend 2050 Fund	None
	PIMCO REALPATH® Blend 2055 Fund	None
Worah	PIMCO REALPATH® Blend Income Fund	None
	PIMCO REALPATH® Blend 2020 Fund	None
	PIMCO REALPATH® Blend 2025 Fund	None
	PIMCO REALPATH® Blend 2030 Fund	None
	PIMCO REALPATH® Blend 2035 Fund	None
	PIMCO REALPATH® Blend 2040 Fund	None
	PIMCO REALPATH® Blend 2045 Fund	None
	PIMCO REALPATH® Blend 2050 Fund	None
	PIMCO REALPATH® Blend 2055 Fund	None

1

Effective January 16, 2019, Ms. Browne co-manages the PIMCO REALPATH® Blend Income Fund, PIMCO REALPATH® Blend 2020 Fund, PIMCO REALPATH® Blend 2025 Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045

Fund, PIMCO REALPATH® Blend 2050 Fund and PIMCO REALPATH® Blend 2055 Fund. Information for Ms. Browne is as of December 31, 2018.

DISTRIBUTION OF TRUST SHARES

Distributor

PIMCO Investments LLC (the “Distributor”) serves as the principal underwriter in the continuous public offering of each class of the Trust’s shares pursuant to a distribution contract (“Distribution Contract”) with the Trust, which is subject to annual approval by the Board of Trustees. The Distributor is a wholly-owned subsidiary of PIMCO and an indirect subsidiary of Allianz Asset Management. As noted in further detail below, under a separate marketing services agreement between PIMCO and the Distributor, PIMCO compensates the Distributor for providing various marketing services for the Funds. Furthermore, representatives of the Distributor (“Account Managers and Associates”) may also be employees or associated persons of PIMCO. Because of these affiliations with PIMCO, the interests of the Distributor may conflict with the interests of Fund investors.

As noted above, PIMCO pays the Distributor a fee for marketing and related services pursuant to a Marketing Services Agreement between PIMCO and the Distributor. These payments are made to the Distributor from PIMCO’s profits and are in addition to the revenue the Distributor earns under its Distribution Contract with the Trust. The fee is payable on a monthly basis at a current annual rate of 0.20 percent of gross fund sales in the month (“gross fund sales” includes the aggregate gross dollar value of sales of all share classes of the series of the Trust, PIMCO Variable Insurance Trust (“PVIT”), PIMCO Funds (“PIMCO Funds”), PIMCO Equity Series VIT (“PESVIT”) and PIMCO ETF Trust during the applicable month, excluding, however (i) the sale of series of the Trust’s, PVIT’s, PIMCO Funds’, PESVIT’s or PIMCO ETF Trust’s shares to another PIMCO-managed fund and (ii) sales of any shares of PIMCO Funds that are not registered under both the 1940 Act and the 1933 Act (including but not limited to shares of any series of the PIMCO Funds: Private Account Portfolio Series)). In addition, pursuant to the Marketing Services Agreement, PIMCO pays the Distributor a fee at the annual rate of 0.10 percent of the average daily net asset value of the shares of the Trust, PVIT, PIMCO Funds, PESVIT and PIMCO Flexible Credit Income Fund, an affiliated closed-end investment company, excluding assets in (i) any series of PIMCO Funds: Private Account Portfolio Series, (ii) any series of the Trust that is an exchange-traded fund, and (iii) any series of the Trust, PVIT, PIMCO Funds or PESVIT that operates as a fund of funds.

The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the SEC and is a member of FINRA. All account inquiries should be mailed to the Trust’s Transfer Agent, and should not be mailed to the Distributor.

The Distribution Contract will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved: (i) by the vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Contract, the Supervision and Administration Agreement or the Distribution and Servicing Plans described below; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Funds or classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

The Trust generally does not offer or sell its shares outside of the United States, except to certain investors in approved jurisdictions and in conformity with local legal requirements.

Account Managers’ and Associates’ Compensation

Compensation for the Account Managers and Associates discussed in this section has four main components: base pay, an annual bonus, commissions, and certain special bonuses.

Base Pay. All Account Managers and Associates receive some amount of base pay — a predetermined and fixed annual salary paid in semi-monthly installments. From time to time, the Distributor reviews the minimum base salary to confirm it is consistent with a reasonable wage and that there is an appropriate ratio between base salary and the other three compensation components.

Annual Bonus. Account Managers and Associates are eligible to receive an annual bonus. The annual bonus is determined through numerous factors, including a manager’s assessment that takes into consideration the Account Manager’s or Associate’s job and sales performance, both in absolute terms and relative to other Account Managers and Associates, as applicable, as well as PIMCO’s and the Distributor’s performance. The Distributor may use various metrics to assess or compare the job performance of Account Managers and Associates. Such metrics generally are indicative of the Account Manager’s or Associate’s success in the areas of, among others, financial advisor satisfaction and the Account Manager’s or Associate’s product knowledge, responsiveness, and effectiveness. Annual bonuses may form a significant part of an Account Manager’s or Associate’s overall compensation.

Commissions. Account Managers and Associates are eligible to receive commissions for the sale of certain products, including mutual funds, closed-end funds (including interval funds), and retail separately managed accounts (i.e., wrap accounts). Account Managers and Associates do not receive higher commissions for selling fund classes with distribution fees, for sales at approved firms. Additionally, Account Managers and Associates receive the same commission for products eligible for commissions utilizing the same investment strategy (i.e., Total Return, Short Term, etc., other than certain PIMCO Variable Insurance Trust (“PVIT”) and PIMCO Equity Series VIT (“PESVIT”) sales). Account Managers and Associates employed by the Distributor are eligible to receive compensation, ascending by product type, with respect to sales of the following: Short Term Strategies, PVIT and PESVIT Funds sold through Allianz Life variable insurance products, Total Return Strategies, Select Strategies, and Select Focus Strategies (each as defined, from time to time, by the Distributor). Account Managers and Associates may receive commissions from the sale of other products, including closed-end funds, whose commission rates may be higher than those product types noted above. The Distributor reserves the right to determine the amount of commissions payable to Account Managers and Associates in its sole discretion.

Other Compensation. From time to time Account Managers and Associates may receive special bonuses or other rewards in connection with the Distributor’s incentive programs that reward certain performance-related items such as increased awareness of a particular class of products, certain job performance metrics, certain territory coverage related circumstances, or excellent sales performance. Additionally, the Distributor may provide discretionary compensation for certain product sales, such as exchange-traded funds, not otherwise included in the Account Managers’ and Associates’ compensation plan.

Potential Conflicts of Interest

As described above, Account Managers and Associates are eligible to receive compensation, in addition to their base pay, which could represent a significant portion of an Account Manager’s and Associate’s compensation. A factor that is evaluated in determining such compensation is the Account Manager’s or Associate’s success in marketing and selling products distributed by the Distributor. Account Managers and Associates may have a financial incentive to offer certain types of products to you, and the offering of such products may be considered, among other factors, in the assessment of an Account Manager’s or Associate’s performance.

As described above, Account Managers and Associates who offer certain products may receive compensation as a direct or indirect result of your selection of those products, which could represent a significant portion of an Account Manager’s or Associate’s compensation, and in certain circumstances an Account Manager’s or Associate’s compensation could be reduced if you subsequently redeem such products. This compensation may be more than what the Account Manager or Associate would receive if you had selected other products. Therefore, Account Managers and Associates may have a financial incentive to offer certain products. For example, Select Focus Strategies offers a higher commission rate than Select Strategies, which offers a higher commission rate than Total Return Strategies, and so on, as noted above. Under policies applicable to all Account Managers and Associates, no Account Manager or Associate is permitted to promote, recommend, or solicit the sale of one product over another solely because that product will provide higher revenue or compensation to the Account Manager or Associate, the Distributor or PIMCO. Please review all product materials and disclosures before selecting an investment product.

Multi-Class Plan

The Trust has adopted a Multi-Class Plan pursuant to Rule 18f-3 under the 1940 Act. Under the Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation/name; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Each class may, at the Board of Trustees’ discretion, pay a different share of distribution or shareholder servicing expenses (but not including advisory or custodial fees or other expenses related to the management of the Trust’s assets) if the distribution or shareholder servicing expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. In addition, each class may have a different sales charge structure, and different exchange and conversion features.

The Trust may offer up to seven classes of shares: Class A, Class C, I-2, I-3, Class R, Institutional Class and Administrative Class.

Class A and Class C shares of the Trust are primarily offered and sold to retail investors by broker-dealers which are members of FINRA and which have agreements with the Distributor, but may be available through other financial firms, including banks and trust companies and to specified benefit plans (as defined below) and other retirement accounts.

Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans (collectively, “specified benefit plans”) and other accounts whereby the plan or the plan’s financial firm has an agreement with the Distributor or the Administrator to utilize Class R shares in certain investment products or programs (each such plan or account, a “Class R Eligible Plan”). Additionally, Class R shares also are generally available only to Class R Eligible Plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial service firm). Class R shares are not available to retail accounts, non-Class R Eligible Plans, traditional and Roth IRAs (except through certain omnibus accounts), SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans or Coverdell Education Savings Accounts. Plan participants may not directly purchase Class R shares through the Distributor. Financial firms may provide or arrange for the provision of some or all of the shareholder servicing, account maintenance and other services required by Class R Eligible Plans and their participants, for which fees or expenses may be charged in addition to those described in the Prospectuses and Statement of Additional Information.

I-2 shares are offered primarily through by broker-dealers and other financial firms with which the Distributor has an agreement for the use of the share class in investment products, programs or accounts such as certain asset allocation, wrap fee and other similar programs. I-2 shares also may be offered through broker-dealers and other financial firms that charge their customers transaction or other fees with respect to their customers’ investment in the Funds. I-2 shares are generally held in an account at a financial firm and generally, the firm will hold a shareholder’s I-2 shares in nominee or street name as your agent. In most cases, the Trust’s transfer agent will have no information with respect to or control over accounts of specific I-2 shareholders, and a shareholder may obtain information about accounts only through the financial firm. Broker-dealers, other financial firms, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase I-2 shares. Financial firms may provide or arrange for the provision of some or all of the shareholder servicing, account maintenance and other services required by specified benefit plan accounts and their participants, for which fees or expenses may be charged in addition to those described in the Prospectus and Statement of Additional Information.

I-3 shares are offered primarily through broker-dealers and other financial firms which the Distributor has an agreement for the use of the share class in investment products, programs or accounts such as mutual fund supermarkets or other no transaction fee platforms or for which a fee may be charged. I-3 shares are generally held in an account at a financial firm in nominee or street name as your agent. In most cases, the Trust’s transfer agent will have no information with respect to or control over accounts of specific I-3 shareholders, and a shareholder may obtain information about accounts only through the financial firm. Broker-dealers, other financial firms, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase I-3 shares.

Institutional Class shares are offered primarily for direct investment by investors such as specified benefit plans, endowments, foundations, corporations and high net worth individuals that can meet the minimum investment amount. Institutional Class shares also may be offered through certain financial firms that charge their customers transaction or other fees with respect to the customer’s investment in the Funds. Financial firms may provide or arrange for the provision of some or all of the shareholder servicing, account maintenance and other services required by specified benefit plan accounts and their participants, for which fees or expenses may be charged in addition to those described in the Prospectuses and Statement of Additional Information.

Administrative Class shares are generally offered through broker-dealers and other financial firms for investment by specified benefit plans. Financial firms may provide or arrange for the provision of some or all of the shareholder servicing, account maintenance and other services required by specified benefit plan accounts and their plan participants, for which fees or expenses may be charged in addition to those described in the Prospectuses and Statement of Additional Information.

Initial Sales Charge and Contingent Deferred Sales Charge

As described in the Prospectuses under the caption “Classes of Shares—Sales Charges,” Class A shares of the Trust are sold pursuant to an initial sales charge, which declines as the amount of purchase reaches certain defined levels. For the fiscal years ended June 30, 2018, June 30, 2017 and June 30, 2016, the Distributor received an aggregate of $482,167.49, $363,718 and $771,992, respectively, and retained $66,774.06, $51,376 and $108,489, respectively, in initial sales charges paid by Class A shareholders of the Trust.

Each Fund may sell its Class A shares at net asset value without an initial sales charge to certain categories of investors, including current or retired officers, trustees, directors or employees of the Trust, PIMCO or the Distributor. The Trust believes that this arrangement encourages those persons to invest in the Funds, which further aligns the interest of the Funds and those persons. See “Sales at Net Asset Value” below for more information.

As further described in the Prospectuses under the caption “Classes of Shares—Sales Charges,” a contingent deferred sales charge is imposed upon certain redemptions of the Class A and Class C shares. No contingent deferred sales charge is imposed upon redemptions of I-2, I-3, Class R, Institutional Class, or Administrative Class shares. Because contingent deferred sales charges are calculated on a fund-by-fund and class-by-class basis, shareholders should consider whether to exchange shares of one fund for shares of another fund or exchange one share class for another share class in the same fund (an “intra-fund exchange”) prior to redeeming an investment if such an exchange or intra-fund exchange would reduce the contingent deferred sales charge applicable to such redemptions.

During the fiscal years ended June 30, 2018, June 30, 2017 and June 30, 2016, the Distributor received the following aggregate amounts in contingent deferred sales charges on Class A and Class C shares of the Funds:

	Year Ended 6/30/18	Year Ended 6/30/17	Year Ended 6/30/16
Class A	$ 7,104	$ 6,178	$ 22,678
Class C	21,903	24,851	45,576

In certain cases described in the Prospectuses, the contingent deferred sales charge is waived on redemptions of Class A or Class C shares for certain classes of individuals or entities on account of: (i) the fact that the Trust’s sales-related expenses are lower for certain of such classes than for classes for which the contingent deferred sales charge is not waived; (ii) waiver of the contingent deferred sales charge with respect to certain of such classes is consistent with certain Internal Revenue Code policies concerning the favored tax treatment of accumulations; and (iii) with respect to certain of such classes, considerations of fairness, and competitive and administrative factors. See “Waiver of Contingent Deferred Sales Charges” below for more information.

Distribution and Servicing Plans for Class A, Class C and Class R Shares

Class A, Class C and Class R shares are continuously offered. Pursuant to separate Distribution and Servicing Plans for Class A, Class C and Class R shares (the “Retail Plans”), the Distributor receives distribution fees from the Trust, and in connection with personal services rendered to Class A, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, the Distributor receives servicing fees from the Trust. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class C and Class R shares as to which no distribution and servicing fees were paid on account of such limitations. As described in the Prospectuses, the Distributor pays: (i) all or a portion of the distribution fees it receives from the Funds to broker-dealers, and (ii) all or a portion of the servicing fees it receives from the Funds to broker-dealers, certain banks and other financial firms.

The Distributor pays distribution and servicing fees to broker-dealers and servicing fees to certain banks and other financial firms as well as specified benefit plans, their service providers and their sponsors in connection with the sale of Class C and Class R shares, and servicing fees to broker-dealers, certain banks and other financial firms related to servicing Class A shares. In the case of Class A shares, broker-dealers receive a portion of the front-end sales charge set forth in the tables below under the caption “Initial Sales Charge Alternative—Class A Shares” except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay broker-dealers an advance/upfront commission in connection with sales of Class A shares without a sales charge). In the case of Class C shares, part or all of the first year’s distribution and servicing fee is generally paid at the time of sale. Pursuant to a Distribution Contract with the Trust, with respect to each Fund’s Class A, Class C and Class R shares, the Distributor bears various other promotional and sales related expenses, including the cost of preparing, printing and distributing advertising, sales literature and Prospectuses to persons other than current shareholders.

The Retail Plans were adopted pursuant to Rule 12b-l under the 1940 Act and are of the type known as “compensation” plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the Retail Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor’s expenses.

The distribution fee, applicable to Class C and Class R shares, may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class C or Class R shares, including compensation to, and expenses (including overhead and telephone expenses) of, registered representatives or other employees of the Distributor or of broker-dealers who engage in sales of Class C or Class R shares. The servicing fee, applicable to Class A, Class C and Class R shares, may be spent by the Distributor on personal services rendered to shareholders of the Funds and the maintenance of shareholder accounts, including compensation to, and expenses (including telephone and overhead expenses) of, financial advisors or other employees of broker-dealers, certain banks and other financial firms as well as specified benefit plans, their service providers and their sponsors who provide services to plan participants, who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund’s shares, who forward communications from the Funds to shareholders, who render advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders’ needs, who provide and maintain elective shareholder services such as check writing and wire transfer services, who provide and maintain pre-authorized investment plans for shareholders, who act as sole shareholder of record and nominee for shareholders, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services or who provide such similar services as permitted under applicable statutes, rules or regulations. Distribution and servicing fees also may be spent on interest payments relating to unreimbursed distribution or servicing expenses from prior years.

Many of the Distributor’s sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A, Class C or Class R shares of any Fund may indirectly support sales and servicing efforts relating to the other Funds’ shares of the same class and vice versa. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund’s shares, and allocates other expenses among the Funds based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the distribution or servicing of a single class. The Distributor may make payments to broker-dealers (and with respect to servicing fees only, to certain banks and other financial firms) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

	Servicing Fee	Distribution Fee
Class A	0.25%	None
Class C	0.25%	0.75%
Class R	0.25%	0.25%

Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker-dealer, bank, trust company, insurance company or benefit plan administrator or other service provider (collectively, “financial firms”) through which you purchase your shares. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including shares of the Trust) or provides services for mutual fund shareholders.

If in any year the Distributor’s expenses incurred in connection with the distribution of Class C and Class R shares and, for Class A, Class C and Class R shares, in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Retail Plan with respect to such class of shares continues to be in effect in some later year when the distribution and/or servicing fees exceed the Distributor’s expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Retail Plan terminates.

Each Retail Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract (“Disinterested Trustees”) or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Retail Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Retail Plan may be amended by vote of the Disinterested Trustees cast in person at a meeting called for the purpose. As long as the Retail Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such Disinterested Trustees.

The Retail Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved: (i) by the vote of a majority of the Disinterested Trustees; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

The Retail Plans went into effect for the Trust in March 2010. If a Retail Plan is terminated (or not renewed) with respect to one or more Funds, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

The Retail Plans, as well as the Administrative Class Plan discussed below, are designed to promote sales of shares and to reduce the amount of redemptions that might otherwise occur if those plans were not in effect, and to compensate financial firms for their servicing and maintenance of shareholder accounts. Although Fund expenses are primarily based on a percentage of net assets, increasing net assets through sales of shares and limiting reductions in nets assets by reducing redemptions may help lower a Fund’s expense ratio by spreading its fixed costs over a larger base and may reduce the potential adverse effects of selling a Fund’s portfolio securities to meet redemptions. In addition, PIMCO and the Distributor may profit by reason of the operation of the plans through increases in Fund assets which may allow them to recruit and retain talent required to maintain a high level of performance and service to the Funds and their shareholders. It is impossible to know for certain if the level of sales and redemptions of Fund shares would differ in the absence of these plans, or whether other benefits will be realized as a result of these plans.

Payments Pursuant to Class A Plan

For the fiscal years ended June 30, 2018, June 30, 2017 and June 30, 2016, the Trust paid the Distributor an aggregate of $739,071, $709,682 and $980,560, respectively, pursuant to the Distribution and Servicing Plan for Class A shares, of which the indicated amounts were attributable to the following operational Funds:

Fund	Year Ended 6/30/18	Year Ended 6/30/17	Year Ended 6/30/16
PIMCO Dividend and Income Fund	$361,231	$373,783	$572,223
PIMCO EqS® Long/Short Fund	233,920	283,524	402,005
PIMCO RAE Emerging Markets Fund	12,776	4,601	237
PIMCO RAE Global Fund	3,327	1,380	294
PIMCO RAE Global ex-US Fund	2,981	642	74
PIMCO RAE International Fund	6,221	371	53
PIMCO RAE US Fund	18,936	12,496	3,759
PIMCO RAE US Small Fund	17,294	12,193	1,200
PIMCO REALPATH® Blend Income Fund	6,094	1,237	148
PIMCO REALPATH® Blend 2020 Fund	9,835	1,654	25
PIMCO REALPATH® Blend 2025 Fund	11,579	2,772	45
PIMCO REALPATH® Blend 2030 Fund	9,301	2,262	30
PIMCO REALPATH® Blend 2035 Fund	9,859	2,603	46
PIMCO REALPATH® Blend 2040 Fund	13,141	3,872	66
PIMCO REALPATH® Blend 2045 Fund	8,668	2,238	24
PIMCO REALPATH® Blend 2050 Fund	9,090	2,698	181
PIMCO REALPATH® Blend 2055 Fund	4,818	1,356	150

During the fiscal year ended June 30, 2018, the amounts collected pursuant to the Distribution and Servicing Plan for Class A shares were used as follows: sales commissions and other compensation to sales personnel, $629,467; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing the Prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $109,604.

These totals, if allocated among: (i) sales commissions and compensation; and (ii) sales materials and other expenses for each operational Fund, were as follows:

Fund	Sales Commissions and Compensation	Sales Material and Other Expenses	Total
PIMCO Dividend and Income Fund	$307,660	$53,571	$361,231
PIMCO EqS® Long/Short Fund	199,230	34,690	233,920
PIMCO RAE Emerging Markets Fund	10,881	1,895	12,776
PIMCO RAE Global Fund	2,834	493	3,327
PIMCO RAE Global ex-US Fund	2,539	442	2,981
PIMCO RAE International Fund	5,298	923	6,221
PIMCO RAE US Fund	16,128	2,808	18,936
PIMCO RAE US Small Fund	14,729	2,565	17,294
PIMCO REALPATH® Blend Income Fund	5,190	904	6,094
PIMCO REALPATH® Blend 2020 Fund	8,376	1,459	9,835
PIMCO REALPATH® Blend 2025 Fund	9,862	1,717	11,579

Fund	Sales Commissions and Compensation	Sales Material and Other Expenses	Total
PIMCO REALPATH® Blend 2030 Fund	7,922	1,379	9,301
PIMCO REALPATH® Blend 2035 Fund	8,397	1,462	9,859
PIMCO REALPATH® Blend 2040 Fund	11,192	1,949	13,141
PIMCO REALPATH® Blend 2045 Fund	7,383	1,285	8,668
PIMCO REALPATH® Blend 2050 Fund	7,742	1,348	9,090
PIMCO REALPATH® Blend 2055 Fund	4,103	715	4,818

Payments Pursuant to Class C Plan

For the fiscal years ended June 30, 2018, June 30, 2017 and June 30, 2016, the Trust paid the Distributor an aggregate of $2,240,777, $2,916,821 and $4,196,970, respectively, pursuant to the Distribution and Servicing Plan for Class C shares, of which the indicated amounts were attributable to the following operational Funds:

Fund	Year Ended 6/30/18	Year Ended 6/30/17	Year Ended 6/30/16
PIMCO Dividend and Income Fund	$1,313,576	$1,676,461	$2,689,229
PIMCO EqS® Long/Short Fund	808,148	1,168,068	1,496,884

During the fiscal year ended June 30, 2018, the amounts collected pursuant to the Distribution and Servicing Plan for Class C shares were used as follows: sales commissions and other compensation to sales personnel, $1,908,470; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing the Prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $332,307.

These totals, if allocated among: (i) sales commissions and compensation; and (ii) sales materials and other expenses for each operational Fund, were as follows:

Fund	Sales Commissions and Compensation	Sales Material and Other Expenses	Total
PIMCO Dividend and Income Fund	$1,118,773	$194,803	$1,313,576
PIMCO EqS® Long/Short Fund	688,300	119,848	808,148

Payments Pursuant to Class R Plan

For the fiscal years ended June 30, 2018, June 30, 2017 and June 30, 2016, the Trust paid the Distributor an aggregate of $0, $0 and $728, respectively, pursuant to the Distribution and Servicing Plan for Class R shares, of which the indicated amounts were attributable to the following operational Funds:

Fund	Year Ended 6/30/18	Year Ended 6/30/17	Year Ended 6/30/16
PIMCO Dividend and Income Fund	$ 0	$ 0	$ 728

During the fiscal year ended June 30, 2018, the amounts collected pursuant to the Distribution and Servicing Plan for Class R shares were used as follows: sales commissions and other compensation to sales personnel, $0; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing the Prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $0.

These totals, if allocated among: (i) sales commissions and compensation; and (ii) sales materials and other expenses for each operational Fund, were as follows:

Fund	Sales Commissions and Compensation	Sales Material and Other Expenses	Total
PIMCO Dividend and Income Fund	$ 0	$ 0	$ 0

Distribution and Servicing Plan for Administrative Class Shares

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the 1940 Act (the “Administrative Class Plan”).

Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial firms, certain services in connection with the distribution and marketing of Administrative Class shares and/or certain shareholder services to a financial firm’s customers or participants in benefits plans that invest in Administrative Class shares of the Funds in an amount not to exceed 0.25% of the average daily net assets attributable to the Administrative Class shares.

The fee payable pursuant to the Administrative Class Plan may be used by the Distributor to provide or procure services including, among other things, providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for the Prospectuses and the Statement of Additional Information; preparing, printing and delivering the Prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares; and assisting investors in completing application forms and selecting dividend and other account options. In addition, the fee payable pursuant to the Administrative Class Plan may be used by the Distributor to provide or procure administrative services for Administrative Class shareholders of the Funds including, among other things, receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

In accordance with Rule 12b-1 under the 1940 Act, the Administrative Class Plan may not be amended to increase materially the costs which Administrative Class shareholders may bear under the respective Administrative Class Plan without approval of a majority of the outstanding Administrative Class shares, as applicable, and by vote of a majority of both: (i) the Trustees of the Trust; and (ii) those Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Administrative Class Plan or any agreements related to it (the “Administrative Class Plan Trustees”), cast in person at a meeting called for the purpose of voting on the Administrative Class Plan and any related amendments. The Administrative Class Plan may not take effect until approved by a vote of a majority of both: (i) the Trustees of the Trust; and (ii) the Administrative Class Plan Trustees. The Administrative Class Plan shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the Administrative Class Plan Trustees. The Administrative Class Plan may be terminated at any time, without penalty, by vote of a majority of the Administrative Class Plan Trustees or by a vote of a majority of the outstanding Administrative Class shares of a Fund. Pursuant to the Administrative Class Plan, the Board of Trustees will be provided with quarterly reports of amounts expended under the Administrative Class Plan and the purpose for which such expenditures were made.

FINRA rules limit the amount of asset-based sales charges (“distribution fees”) that may be paid by mutual funds out of their assets as a percentage of total new gross sales. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency or sub-account services) are not subject to these limits on distribution fees. While the fees paid pursuant to the Administrative Class Plan will typically be treated as distribution fees for purposes of FINRA rules, some portion of the fees may qualify as “service fees” (or fees for ministerial, recordkeeping or administrative activities) and therefore will not be limited by FINRA rules which limit distribution fees as a percentage of total new gross sales. However, FINRA rules limit service fees to 0.25% of a Fund’s average annual net assets.

Payments Pursuant to the Administrative Class Plan

For the fiscal years ended June 30, 2018, June 30, 2017 and June 30, 2016, the Trust paid the Distributor an aggregate of $166,424, $763 and $373, respectively, pursuant to the Administrative Class Plan. Such payments were allocated among the Funds with operational Administrative Class shares listed below as follows:

Fund	Year Ended 6/30/18	Year Ended 6/30/17	Year Ended 6/30/16
PIMCO REALPATH® Blend Income Fund	$ 19,856	$ 149	$ 30
PIMCO REALPATH® Blend 2020 Fund	17,880	27	25
PIMCO REALPATH® Blend 2025 Fund	28,412	45	37
PIMCO REALPATH® Blend 2030 Fund	27,841	77	34
PIMCO REALPATH® Blend 2035 Fund	23,633	51	25
PIMCO REALPATH® Blend 2040 Fund	15,176	116	71
PIMCO REALPATH® Blend 2045 Fund	14,194	153	93
PIMCO REALPATH® Blend 2050 Fund	19,278	38	32
PIMCO REALPATH® Blend 2055 Fund	154	107	26

Additional Payments to Financial Firms

The Distributor makes payments and provides other incentives to financial firms as compensation for services such as providing the Funds with “shelf space,” or a higher profile for the financial firms’ financial advisors and their customers, placing the Funds on the financial firms’ preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes whose distributor or investment adviser is not making such payments, granting the Distributor access to the financial firms’ financial advisors (including through the firms’ intranet websites or other proprietary communications systems and channels) in order to promote the Funds, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms.

A number of factors are considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund and/or all of the Funds and/or other funds sponsored by the Distributor together or a particular class of shares, during a specified period of time. The Distributor also makes payments to one or more financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor, PIMCO and/or their affiliates.

The additional payments described above are made from the Distributor’s own assets (and sometimes, therefore referred to as “revenue sharing”) pursuant to agreements with financial firms and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments may be made to financial firms (as selected by the Distributor) that have sold significant amounts of shares of the Funds. With respect to Class A and Class C shares (and, Class R shares, to the extent a financial firm has a written agreement to receive revenue sharing on Class R shares), except as described in the following paragraph, the level of payments made to a financial firm will vary and generally will not exceed in any billing period the sum of: (a) 0.10% of gross sales of Class A and Class C shares (Class R shares, if applicable) of the Funds and PIMCO Funds by such financial firm; and (b) an annual rate of 0.03% of the assets attributable to that financial firm invested in Class A and Class C shares (Class R shares, if applicable) of the Funds and PIMCO Funds (as determined by the contractual arrangement between the parties) (the “10/3 cap”). In certain cases, the payments described in the preceding sentence are subject to minimum payment levels or vary based on the advisory fee or total expense ratio of the relevant Fund(s). In lieu of payments pursuant to the foregoing formula, the Distributor makes, in certain instances, payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formula. With respect to Class M shares, the level of payments made to a financial firm in any future year will vary.

Financial firms with a combined AUM in excess of $5 billion in Class A, Class C and I-2 shares of the Funds and PIMCO Funds that have a written agreement with the Distributor to receive revenue sharing payments on the applicable share class (for purposes of this paragraph, “Eligible Firms”) are eligible for marketing support payments beyond those described in the preceding paragraph on certain Eligible Assets (as defined below). The total payment in any billing period (as determined by the contractual arrangement between the parties) to any Eligible Firm with an agreement to receive revenue sharing payments on I-2 shares generally shall not exceed 0.05% of the combined Eligible Assets of Class A, Class C and I-2 shares of the Funds and PIMCO Funds. Should any Eligible Firm not collect marketing support on I-2 shares, the total payment to such Eligible Firm generally shall not exceed the greater of: (a) 0.05% of Eligible Assets of Class A and Class C shares of the Funds and PIMCO Funds; or (b) the 10/3 cap with respect to Class A and Class C shares only. With respect to the Eligible Firms receiving marketing support payments with respect to I-2 shares pursuant to this paragraph, payments may be lower for particular Funds or funds of PIMCO Funds as compared to other Funds or funds of PIMCO Funds. “Eligible Assets” for purposes of this paragraph are all assets of Class A, Class C and I-2 shares of the Funds and PIMCO Funds attributable to such Eligible Firm less any such assets attributable to the Eligible Firm that the Eligible Firm instructs the Distributor in writing to exclude. Although these payments are made from the Distributor’s own assets, in some cases the levels of such payments may vary by Fund or share class in relation to advisory fees, total annual operating expenses or other payments made by the Fund or share class to PIMCO and the Distributor. These additional payments by the Distributor may be made to financial firms (as selected by the Distributor) that have sold significant amounts of shares of the Funds.

Payments for revenue sharing, in certain circumstances, may also be made to financial firms in connection with the marketing and sale of model portfolios developed by PIMCO. Such payments relate to assets under management, the advisory fee, the total expense ratio, or sales of any share class, of the Funds in such PIMCO-developed models. Some of these financial firms also provide related data regarding transactions in specific model portfolios, Funds and investment strategies to PIMCO and the Distributor. The cap rates set forth above do not apply to payments for the marketing and sale of model portfolios.

In addition to revenue sharing payments, the Distributor makes payments to financial firms in connection with certain transaction fees (also referred to as “ticket charges”) incurred by the financial firms.

In addition to the payments described above, the Distributor and/or PIMCO pay and/or reimburse, at their own expense, financial firms’ sponsorship and/or attendance at conferences, seminars or informational meetings (“event support”), provide financial firms or their personnel with occasional tickets to events or other entertainment, meals and small gifts or pay or provide reimbursement for reasonable travel and lodging expenses for attendees of PIMCO educational events (“other non-cash compensation”), and make charitable contributions to valid charitable organizations at the request of financial firms (“charitable contributions”) to the extent permitted by applicable law, rules and regulations.

In addition, wholesale representatives of the Distributor and employees of PIMCO or their affiliates visit financial firms on a regular basis to educate financial advisors and other personnel about the Funds and to encourage the sale or recommendation of Fund shares to their clients. The Distributor and/or PIMCO may also provide (or compensate consultants or other third parties to provide) other relevant training and education to a financial firm’s financial advisors and other personnel. Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, neither the Fund nor PIMCO will consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

The Distributor also may make payments or reimbursements to financial firms or their affiliated companies, which may be used for their platform development, maintenance, improvement and/or the availability of services including, but not limited to, platform education and communications, relationship management support, development to support new or changing products, eligibility for inclusion on sample fund line-ups, trading or order taking platforms and related infrastructure/technology and/or legal, risk management and regulatory compliance infrastructure in support of investment-related products, programs and services (collectively, “platform support”) or for various studies, surveys, industry data, research and information about, and contact information for, particular financial advisors who have sold, or may in the future sell, shares of the Funds or other PIMCO-advised funds (i.e., “leads”). In certain instances, platform support payments are made for the purpose of supporting services provided by a financial firm’s servicing of shareholder accounts, including, but not limited to, handling toll-free telephone inquiries, processing shareholder communications, and providing information to shareholders on their investments. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to financial firms and their affiliates and may execute brokerage transactions on behalf of the Funds with such financial firms’ affiliates. These financial firms or their affiliates may, in the ordinary course of their financial firm business, recommend that their clients utilize PIMCO’s investment advisory services or invest in the Funds or in other products sponsored or distributed by the Distributor. In addition, PIMCO may pay investment consultants or their affiliated companies for certain services including technology, operations, tax, or audit consulting services and may pay such firms for the Distributor’s attendance at investment forums sponsored by such firms (collectively, “consultant services”).

Payments for items including event support, platform support, leads and consultant services (but not including certain account services, discussed below), as well as revenue sharing, are, in certain circumstances, bundled and allocated among these categories in the Distributor’s discretion. Portions of such bundled payments allocated by the Distributor to revenue sharing shall remain subject to the percentage limitations on revenue sharing payments disclosed above. The financial firms receiving such bundled payments may characterize or allocate the payments differently from the Distributor’s internal allocation.

As of February 28, 2019, the Distributor and PIMCO anticipate that the firms that will receive the additional payments for marketing support, shelf space or other services as described above include:

Ameriprise Financial Services, Inc.

AXA Advisors, LLC

Cetera Financial Group, Inc. on behalf of its affiliated

broker-dealers

Citigroup Global Markets Inc.

Citizens Securities, Inc.

Commonwealth Financial Network

Cuna Brokerage Services

Fidelity Brokerage Services

Fidelity Investments Institutional Operations Company

Inc.

FSC Securities Corporation

Institutional Cash Distributors

INVEST Financial Corporation

Investacorp, Inc.

Investment Centers of America

Investment Grade Technologies LLC

Janney Montgomery Scott LLC

J.P. Morgan Securities LLC

Kestra Investment Services LLC

KMS Financial Services Inc.

Ladenburg Thalmann Advisor Network

Lincoln Financial Advisors Corp

Lincoln Financial Securities Corp

LPL Financial

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Morgan Stanley Smith Barney LLC

National Financial Services LLC

National Planning Corporation

Northwestern Mutual Investment Services, LLC

Pacific Financial Group, LLC

PNC Investments

Questar Capital

Raymond James & Associates

Raymond James Financial Services, Inc.

RBC Capital Markets, LLC

Riskalyze, Inc.

Robert W. Baird & Co.

Royal Alliance Associates

SagePoint Financial, Inc.

Sammons Financial Network LLC

Securities America, Inc.

Securities Service Network, Inc.

SII Investments, Inc.

Stifel, Nicolaus & Company, Inc.

SunTrust Investment Services

The Legend Group (Lincoln Investment Planning)

Triad Advisors, Inc.

UBS Financial Services

US Bancorp Investments, Inc.

Voya Financial Advisors

Wells Fargo Advisors Financial Network, LLC

Wells Fargo Clearing Services, LLC

Woodbury Financial Services

The Distributor expects that additional firms may be added to this list from time to time.

Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to financial firms and their affiliates and may execute brokerage transactions on behalf of the Funds with such financial firms’ affiliates. These consultants or their affiliates may, in the ordinary course of their financial firm business, recommend that their clients utilize PIMCO’s investment advisory services or invest in the Funds or in other products sponsored or distributed by the Distributor.

In addition to the payments, reimbursements and incentives described above, further amounts are, in certain circumstances, paid by PIMCO to financial firms for providing services with respect to shareholders holding Fund shares in nominee or street name, including, but not limited to, the following services: providing explanations and answering inquiries regarding the Funds and their accounts; providing recordkeeping and other administrative services, including preparing record date shareholder lists for proxy solicitation; maintaining records of and facilitating shareholder purchases and redemptions; processing and mailing transaction confirmations, periodic statements, prospectuses, shareholder reports, shareholder notices and other Securities and Exchange Commission-required communications to shareholders; providing periodic statements to certain benefit plans and participants in such plans of the Funds held for the benefit of each participant in the plan; processing, collecting and posting distributions to their accounts; issuing and mailing dividend checks to shareholders who have selected cash distributions; assisting in the establishment and maintenance of shareholder accounts; providing account designations and other information; capturing and processing tax data; establishing and maintaining automatic withdrawals and automated investment plans and shareholder account registrations; providing sub-accounting services; providing recordkeeping services related to purchase and redemption transactions, including providing such information as may be necessary to assure compliance with applicable blue sky requirements; and performing similar administrative services as requested by PIMCO to the extent that the firm is permitted by applicable statute, rule or regulation to provide such information or services. The actual services provided, and the payments made for such services, vary from firm to firm.

For these services, PIMCO may pay: (i) an annual fee of up to 0.25% per annum (up to 0.10% per annum with respect to I-2 shares and up to 0.15% per annum with respect to I-3 shares) of the value of the assets in the relevant accounts; or (ii) annual per account charges that in the aggregate generally range from $0 to $6 per account, and in some cases up to $12 per account, for networking fees for NSCC-networked accounts and from $14 to $19 for services to omnibus accounts (but in no event more than the amounts described in (i) above). These payments are made out of PIMCO’s own resources. Such resources may include the supervisory and administrative fees paid to PIMCO under the Funds’ supervision and administration agreement. Additionally, although these payments are made out of PIMCO’s own resources, in some cases the levels of such payments may vary by Fund or share class in relation to advisory fees, total annual operating expenses or other payments made by the Fund or share class to PIMCO and the Distributor. In addition, PIMCO may pay financial firms a flat fee to cover certain set-up costs by Fund or share class. These payments, taken together in the aggregate, may be material to financial firms relative to other compensation paid by a Fund and/or PIMCO and may be in addition to any (a) distribution and/or servicing (12b-1) fees; (b) marketing support, revenue sharing, platform support or “shelf space” fees; and (c) event support, other non-cash compensation and charitable contributions disclosed above and paid to or at the request of such financial firms or their personnel. The additional servicing payments and set-up fees described above may differ depending on the Fund and share class and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts.

If investment advisers, distributors or affiliated persons of mutual funds make payments and provide other incentives in differing amounts, financial firms and their financial advisors may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial advisors also may have a financial incentive for recommending a particular share class over other share classes. Because financial firms and plan recordkeepers may be paid varying amounts per class for sub-accounting and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for financial firms and their financial advisors to favor one fund complex over another or one fund class over another. You should review carefully any disclosure by the financial firm or plan recordkeepers as to its compensation.

In certain circumstances, the Distributor or its affiliates may pay or reimburse financial firms for distribution and/or shareholder services out of the Distributor’s or its affiliates’ own assets when the Distributor does not receive associated distribution and/or service (12b-1) fees from the applicable Funds. These payments and reimbursements may be made from profits received by the Distributor or its affiliates from other fees paid by the Funds. Such activities by the Distributor or its affiliates may provide incentives to financial firms to purchase or market shares of the Funds. Additionally, these activities may give the Distributor or its affiliates additional access to sales representatives of such financial firms, which may increase sales of Fund shares. The payments described in this paragraph may be significant to payors and payees.

Purchases, Exchanges and Redemptions

Purchases, exchanges and redemptions of all Fund shares are discussed under the “Purchases, Redemptions and Exchanges” section of the Prospectuses, and that information is incorporated herein by reference. Please note that funds within the PIMCO Equity Series are covered under a separate selling agreement from the PIMCO Funds.

Certain managed account clients of PIMCO may purchase Fund shares. To avoid the imposition of duplicative fees, PIMCO may be required to make adjustments in the management fees charged separately by PIMCO to these clients to offset the management fees and expenses paid indirectly through a client’s investment in the Fund.

Certain clients of PIMCO whose assets would be eligible for purchase by one or more of the Funds may purchase shares of the Trust with such assets. Assets so purchased by a Fund will be valued in accordance with procedures adopted by the Board of Trustees.

Generally, the minimum initial investment for shares of Class A and Class C is $1,000 per Fund. For information on specific account types for Class A and Class C shares see below. The minimum initial investment for shares of the Institutional Class, I-2, I-3 and Administrative Class is $1 million per account, except that the minimum investment may be modified for certain financial firms that submit orders on behalf of their customers. A Fund or the Distributor may lower or waive the minimum initial investment for certain categories of investors at their discretion. In addition, the minimum initial investment may be modified for the Trustees and certain employees and their extended family members of PIMCO and its affiliates. (See “Sales at Net Asset Value” below for the definition of extended family members.) To obtain more information about exceptions to the minimum initial investment for all share classes please call 888.87.PIMCO.

One or more classes of shares of the Funds may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of a particular Fund, or class of shares thereof, are available for offer and sale in their State of domicile or residence. Shares of a Fund may not be offered or sold in any State unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

As described in the Prospectuses under the caption “Exchanging Shares,” a shareholder may exchange shares of any Fund for shares of the same class of any other Fund of the Trust or any series of PIMCO Funds that is available for investment, each on the basis of their respective net asset values. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in Class C shares of one Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1%) exchanges his shares for Class C shares of another Fund, no sales charge would be imposed upon the exchange but the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder’s investment in the first Fund as described in the Prospectuses.

Shares of one class of a Fund may be exchanged, at a shareholder’s option, directly for shares of another class of the same Fund (an “intra-fund exchange”), subject to the terms and conditions described below and to such other fees and charges as set forth in the Prospectuses (including the imposition or waiver of any sales charge (load) or contingent deferred sales charge (“CDSC”)), provided that the shareholder for whom the intra-fund exchange is being requested meets the eligibility requirements of the class into which such shareholder seeks to exchange. Additional information regarding the eligibility requirements of different share classes, including investment minimums and intended distribution channels, is provided under “Distribution of Trust Shares” above, and/or in the Prospectuses. Shares of a Fund will be exchanged for shares of a different class of the same Fund on the basis of their respective NAVs, and no redemption fee will apply to intra-fund exchanges. Ongoing fees and expenses incurred by a given share class will differ from those of other share classes, and a shareholder receiving new shares in an intra-fund exchange may be subject to higher or lower total expenses following such exchange. In addition to changes in ongoing fees and expenses, a shareholder receiving new shares in an intra-fund exchange may be required to pay an initial sales charge (load) or CDSC. Generally, intra-fund exchanges into Class A shares will be subject to a Class A sales charge unless otherwise noted below, and intra-fund exchanges out of Class A or Class C shares will be subject to the standard schedule of CDSCs for the share class out of which the shareholder is exchanging, unless otherwise noted below. If Class C shares are exchanged for Class A shares, a shareholder will be responsible for paying any Class C CDSCs and any applicable Class A sales charge. If I-2 or I-3 shares are exchanged for Class A shares, a Class A sales charge will not apply. If Class A shares were purchased at NAV and no commission was paid and then exchanged for Institutional Class shares, a CDSC will not apply. With respect to shares subject to a CDSC, if less than all of an investment is exchanged out of one class of a Fund, any portion of the investment exchanged will be from the lot of shares that would incur the lowest CDSC if such shares were being redeemed rather than exchanged. Shareholders generally should not recognize gain or loss for U.S. federal income tax purposes upon such an intra-fund exchange, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If an intra-fund exchange incurs a CDSC or sales charge, Fund shares may be redeemed to pay such charge, and that redemption will be taxable. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

For a Fund, orders for exchanges accepted prior to the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 pm Eastern time) (“NYSE Close”) on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after the NYSE Close on any business day will be executed at the respective net asset values determined at the close of the next business day.

An excessive number of exchanges may be disadvantageous to the Trust. Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12-month period or in any calendar quarter. The Trust reserves the right to modify or discontinue the exchange privilege at any time.

The Trust reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

The Trust is committed to paying in cash all requests for redemptions by any shareholder of record and certain beneficial owners of shares of the Funds, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may, in unusual circumstances, redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held in the Funds’ portfolios.

The Trust has adopted procedures under which it may make redemptions-in-kind to shareholders who are affiliated persons of a Fund. Under these procedures, the Trust generally may satisfy a redemption request from an affiliated person in-kind, provided that: (1) the redemption-in-kind is effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (2) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value; (3) the redemption-in-kind is consistent with the Fund’s Prospectus and Statement of Additional Information; and (4) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

The Trust’s Declaration of Trust authorizes the Trust to redeem shares under certain circumstances as may be specified by the Board of Trustees, including small accounts.

In addition to the other methods and notwithstanding any limitations described herein and in each Fund’s prospectus, shareholders with eligible Fund direct accounts may purchase, redeem (sell) and exchange Class A and Class C shares by accessing their accounts online via pimco.com/MyAccountAccess. Shareholders with eligible Fund direct accounts in the Institutional Class may purchase, redeem (sell) and exchange shares by accessing their accounts via pimco.com/InstitutionalAccountAccess. Accordingly, an investor must first establish a Fund direct account by completing and mailing the appropriate account application. Online redemptions are not available for all Fund direct accounts because in certain cases, a signature guarantee may be required.

If a shareholder elects to use Account Access to effect a transaction in a PIMCO Fund or a Fund within the PIMCO Equity Series direct account, the shareholder will be required to establish and use a user ID and password. Shareholders are responsible for keeping their user ID and password private. The Funds will not be liable for relying on any instructions submitted online via Account Access. Submitting transactions online may be difficult (or impossible) during drastic economic or market changes or during other times when communications may be under unusual stress.

The Transfer Agent, on behalf of the Trust, will receive and process instructions to purchase, exchange or redeem Class A and Class C shares in the Funds presented for processing in accordance with the terms of the applicable prospectus after shareholders have entered their instructions and transmitted their orders online through Account Access. By submitting transaction instructions online through Account Access the Transfer Agent and such other agents as the Trust designates is/are permitted to act on the orders received online via Account Access on behalf of the shareholder. Once an order has been submitted it will not be canceled if it has been received (in good order) and it has been acknowledged online. The online acknowledgement of receipt of an order does not constitute final acceptance of an order. Shareholders will receive a confirmation of their order and/or an account statement at their address of record by mail, which contains information regarding accepted orders. Shareholders are responsible for reviewing any confirmation and/or statement for accuracy and for contacting the Transfer Agent immediately in the event of any error or inaccuracy. Shareholders should contact the Transfer Agent if they believe someone has unauthorized access to their account(s) or password.

Additional Information about Purchases, Exchanges and Redemptions of Class A, Class C and Class R Shares

How to Buy Shares—Class A, Class C and Class R Shares

Purchases through Financial Firms. Class A, Class C and Class R shares of each Fund are offered through various financial firms including broker-dealers, banks, trust companies and certain other firms.

Direct Purchases. You should discuss your investment with your financial advisor before you make a purchase to be sure the Fund is appropriate for you. Class A or Class C shares may be purchased directly by mail by obtaining an application form online at pimco.com/investments or by calling 888.87.PIMCO. Work with your financial advisor to send completed applications along with a check payable to PIMCO Family of Funds to:

Regular Mail:	Overnight Mail:
PIMCO Equity Series	PIMCO Equity Series
P.O. Box 219294	c/o DST Asset Manager Solutions, Inc.
Kansas City, MO 64121-9294	430 W 7th Street, STE 219294
Kansas City, MO 64105-1407

All shareholders who establish accounts by mail may receive individual confirmations of each purchase, redemption, dividend reinvestment, exchange or transfer of Fund shares, including the total number of Fund shares owned as of the confirmation date, except that purchases resulting from the reinvestment of daily-accrued dividends and/or distributions will be confirmed once each calendar quarter. See “Fund Distributions” in the applicable Fund’s Prospectus. Information regarding direct investment or any other features or plans offered by the Trust may be obtained by calling 888.87.PIMCO or by calling your financial firm representative.

Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within two business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.

The Trust reserves the right to require payment by wire. The Trust generally does not accept payments made by cash, money order, temporary/starter checks, third party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank. Investors may also elect to purchase additional shares over the phone provided that you have linked a bank account to your direct account. For more information please call 888.87.PIMCO.

Subsequent Purchases of Shares—Class A and Class C Shares. The minimum subsequent purchase in any Fund is $50. Subsequent purchases of Class A or Class C shares can be made as indicated above by mailing a check with a letter of instruction describing the investment (i.e., account number, name of fund, share class, number of shares, or investment amounts in dollars) or utilizing the “Invest by Mail” portion of a confirmation statement. Additionally, subsequent purchases can be made through the Automatic Investment Plan, the Automatic Exchange Plan, and the Automated Clearing House (ACH) privilege referred to below. Shareholders with eligible Fund direct accounts can also make subsequent purchases by accessing their accounts online via pimco.com/MyAccountAccess. All checks should be made payable to PIMCO Family of Funds and should clearly indicate the shareholder’s account number. Checks should be mailed to one of the addresses under “Direct Purchases” above.

Purchasing Class R Shares. Class R shares are generally available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans (collectively “specified benefit plans”) and other accounts whereby the plan or the plan’s financial firm has an agreement with the Distributor or the Administrator to utilize Class R shares in certain investment products or programs (each such plan or account, a “Class R Eligible Plan”). Additionally, Class R shares are generally available only to Class R Eligible Plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial firm level). Class R shares are not available to retail accounts, non-Class R Eligible Plans, traditional and Roth IRAs (except through certain omnibus accounts), SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans, or Coverdell Education Savings Accounts. Plan participants may not directly purchase Class R shares through the Distributor. There is no minimum initial or additional investment in Class R shares because Class R shares may only be purchased through omnibus accounts. For more information please call 888.87.PIMCO.

How to Buy Shares—Institutional Class, I-2, I-3 and Administrative Class Shares

Purchases through Financial Firms. Institutional Class, I-2, I-3 and Administrative Class shares of each Fund are offered through various financial firms including broker-dealers, banks, trust companies and certain other financial firms.

Direct Purchases. Institutional Class and Administrative Class Shares may be purchased directly by obtaining an application online at pimco.com/investments or by calling 888.87.PIMCO and making payment by wire of federal funds, except as described below. Completed applications may be sent using the following methods:

Facsimile:	Email:
816.421.2861	piprocess@dstsystems.com

Regular Mail:	Overnight Mail:
PIMCO Equity Series	PIMCO Equity Series
P.O. Box 219024	c/o DST Asset Manager Solutions, Inc.
Kansas City, MO 64121-9294	430 W 7th Street, STE 219024
Kansas City, MO 64105-1407

Purchase amounts should be sent via wire as follows:

PIMCO Funds c/o State Street Bank & Trust Co.

One Lincoln Street, Boston, MA 02111

ABA: 011000028

DDA: 9905-7432 ACCT: Investor PIMCO Account Number

FFC: Name of Investor and Name of Fund(s)

Before wiring federal funds, the investor must provide purchase instructions to the Transfer Agent. In order to receive the current day’s price, purchase instructions must be received in good order prior to market close. Purchase instructions must include the name and signature of authorized person on the account, account name, account number, name of Fund and share class, and amount being wired. Failure to send the accompanying wire on the same day may result in the cancellation of the purchase order. A wire received without order instructions generally will not be processed and may result in a return of wire; however, PIMCO may determine in its sole discretion to process the order based upon the information contained in the wire.

Eligible investors may also purchase additional shares of the Institutional Class online. For more information please call 888.87.PIMCO.

Investors may also purchase Institutional Class and Administrative Class shares with proceeds derived from an advisory account managed by PIMCO or one of its affiliates. For more information please call 888.87.PIMCO.

Unavailable or Restricted Funds. Certain Funds and/or share classes are not currently offered to the public as of the date of this Statement of Additional Information. Please see the Prospectuses for details.

Additional Information about Purchases. Shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order plus a sales charge (if applicable), which may be imposed either: (i) at the time of the purchase in the case of Class A shares (the “initial sales charge alternative”); or (ii) by the deduction of an ongoing asset-based sales charge in the case of Class C and Class R shares (the “asset-based sales charge alternative”). In certain circumstances, Class A and Class C shares are also subject to a CDSC. See “Alternative Purchase Arrangements.” Purchase payments for Class C and R shares are fully invested at the net asset value next determined after acceptance of the trade. Purchase payments for Class A shares, less the applicable sales charge, are invested at the net asset value next determined after acceptance of the trade.

All purchase orders received by the Trust or its designee prior to the NYSE Close on a regular business day are processed at that day’s offering price. However, orders received by the Trust or its designee after the offering price is determined that day from financial firms or certain retirement plans will receive such offering price if the orders were received by the financial firm or retirement plan from its customer or participant prior to such offering price determination and were transmitted to and received by the Trust or its designee prior to such time as agreed upon by the Distributor or Administrator in accordance with an agreement or as allowed by applicable law. Purchase orders will be accepted only on days on which a Fund is open for business. If a purchase order is received on a day when a Fund is not open for business, it will be processed on the next succeeding day the Fund is open for business (according to the succeeding day’s net asset value). The Trust is “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the Trust reserves the right to treat such day as a Business Day and accept purchase and redemption orders and calculate a Fund’s NAV, in accordance with applicable law. Each Fund reserves the right to close if the primary trading markets of a Fund’s portfolio instruments are closed and the Fund’s management believes that there is not an adequate market to meet purchase, redemption or exchange requests. On any business day when the Securities Industry and Financial Markets Association recommends that the securities markets close trading early, each Fund may close trading early.

Broker-dealers and other financial firms are obligated to transmit purchase orders promptly. The Trust and the Distributor each reserves the right, in its sole discretion, to accept or reject any order for purchase of Fund shares. The sale of shares may be suspended on any day on which the NYSE is closed and, if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency that makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors.

Specified Benefit Plans and Other Retirement Accounts. The Funds make available services and documents for Individual Retirement Accounts (“IRAs”), including Roth IRAs, for which UMB Bank n.a. serves as trustee. The Funds make available services and prototype documents for Simplified Employee Pension Plans (“SEP”). In addition, prototype documents are available for establishing 403(b)(7) custodial accounts with UMB Bank n.a. as custodian. UMB Bank n.a., as custodian of PIMCO funds’ IRA and 403(b)(7) accounts, may charge an account maintenance fee. The charge automatically is deducted from your account in the fourth quarter of each year or, if you close your account, at the time of redemption. If you choose to pay your annual maintenance fee with a check and it is received after the date fees are automatically deducted, it will be applied to the following year.

For purposes of this section, a “Plan Investor” means any specified benefit plan (as defined above in the section entitled “Multi-Class Plan”) investing in Class A, Class C or Class R shares. The term “Plan Investor” does not include an IRA, Roth IRA, SEP IRA, SIMPLE IRA, SAR-SEP IRA, 403(b)(7) custodial account, or Coverdell Education Savings Account.

The minimum initial investment for all Plan Investors, IRAs, Roth IRAs, SEP IRAs, SIMPLE IRAs, SAR-SEP IRAs and 403(b)(7) custodial accounts are set forth in the table below. For Plan Investors invested in a Fund through omnibus account arrangements, there is no minimum initial investment per plan participant. Instead, there is a minimum initial investment per plan, which is agreed upon by the Distributor and the financial firm maintaining the omnibus account. However, any Plan Investor that has existing positions in the Funds and that does not already maintain an omnibus account with a Fund and would like to invest in such Fund is subject to the minimum initial investment set forth in the table below.

Automatic Investment Plan. The Automatic Investment Plan provides for periodic investments into a direct account with the Funds by means of automatic transfers of a designated amount from the shareholder’s bank account. The minimum required in order to establish an Automatic Investment Plan is $250 per Fund. Subsequent investments in a direct account associated with an Automatic Investment Plan are subject to a minimum of $50 per Fund. Further information regarding the Automatic Investment Plan is available from the Funds and similar plans may be available from financial firms. You may enroll your direct account online or by completing the appropriate section on the account application, or you may obtain the appropriate Account Options Form by calling 888.87.PIMCO or your financial advisor or by visiting pimco.com. The use of the appropriate form may be limited for certain Funds and/or share classes at the discretion of the Funds.

Automatic Exchange Plan. Further information regarding the Automatic Exchange Plan is available by calling the Funds at 888.87.PIMCO or your financial advisor. You may enroll your direct account online or by completing the Account Options Form, which may be obtained by telephone request or by visiting pimco.com. The use of the appropriate form may be limited for certain Funds and/or other share classes at the option of the Funds, and as set forth in the Prospectuses. For more information on exchanges, see “Exchange Privileges.”

Automated Clearing House (ACH) Privileges. The ACH network allows electronic transfer from a checking or savings account into a direct account with the Funds. The ACH privilege may be used for initial purchases, subsequent purchases, and for redemptions and other transactions described under “How to Redeem.” Purchase transactions are effected by electronic funds transfers from the investor’s account at a U.S. bank or other financial institution that is an ACH member. To initiate such purchases, please call 888.87.PIMCO. All calls will be recorded. For Class A and Class C shares the minimum initial investment by ACH is $1,000 per Fund and the subsequent investment by ACH is $50 per Fund. Purchases of Fund shares by ACH are subject to a limit of $100,000 per Fund per day. The Funds reserve the right to waive such limit in their sole discretion.

ACH privileges must be requested on the account application, or may be established on an existing account by completing an Account Options form, which is available by calling 888.87.PIMCO or by visiting pimco.com. Validated signatures from all shareholders of record for the account are required. See “Signature Validation” below. To add this privilege to an account holding Institutional shares please call 888.87.PIMCO. Such privileges apply to each shareholder of record for the Fund account unless and until the Funds receive written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new Account Options form. If telephone privileges are elected, the Fund and its agents may rely on any telephone instructions believed to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Funds reserve the right to amend, suspend or discontinue the ACH privileges at any time without prior notice. The ACH privilege does not apply to shares held in broker “street name” accounts or in other omnibus accounts.

Signature Validation. When a signature validation is called for, a Medallion signature guarantee or Signature Validation Program (“SVP”) stamp may be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. In certain situations, a notarized signature may be used instead of a Medallion signature guarantee or an SVP stamp. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or Signature Validation Program recognized by the Securities Transfer Association. When a Medallion signature guarantee or SVP stamp is required, signature validations from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. The Trust may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus. PIMCO or the Transfer Agent may reject a Medallion signature guarantee or SVP stamp. Shareholders should contact the Transfer Agent for additional details regarding the Funds’ signature guarantee requirements.

In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Account Application to effect transactions for the organization.

Account Registration and Privilege Changes. Changes in registration or account privileges may be made in writing via letter of instruction or via the Account Options form which can be obtained online at pimco.com or by calling 888.87.PIMCO. Signature validation may be required. See “Signature Validation” above. All correspondence must include the account number and may be submitted using the following methods:

For Class A, Class C, Class R shares:

Regular Mail:	Overnight Mail:
PIMCO Equity Series	PIMCO Equity Series
P.O. Box 219294	c/o DST Asset Manager Solutions, Inc.
Kansas City, MO 64121-9294	430 W 7th Street, STE 219294
Kansas City, MO 64105-1407

For Institutional Class and Administrative Class Shares:

Facsimile:	Email:

816.421.2861	piprocess@dstsystems.com

Regular Mail:	Overnight Mail:
PIMCO Equity Series	PIMCO Equity Series
P.O. Box 219024	c/o DST Asset Manager Solutions, Inc.
Kansas City, MO 64121-9294	430 W 7th Street, STE 219024
Kansas City, MO 64105-1407

Minimum Account Size

Class A and Class C. Due to the relatively high cost to the Funds of maintaining small accounts, holders of Class A and Class C shares are asked to maintain an account balance in each Fund in which the shareholder invests at least equal to the amount necessary to open the type of account involved. If a shareholder’s average balance for any account is below such minimum for a rolling three-month period or longer, the Trust reserves the right (except in the case of retirement accounts) to redeem the shareholder’s remaining shares and close that account. The shareholder’s account will not be liquidated if the reduction in size is due solely to market decline in the value of the shares or another exception available through the Administrator’s policies applies. An investor will receive advance notice of the Trust’s intention to redeem the investor’s shares and close the Fund account and will be given at least 60 days to bring the value of its account up to required minimum.

Institutional Class and Administrative Class. If, at any time, an investor’s shares in an account do not have a value of at least $100,000 due to redemption by the investor, the Trust reserves the right to redeem an investor’s remaining shares and close the Fund account. An investor’s account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or another exception available through the Administrator’s policies applies. An investor will receive advance notice of the Trust’s intention to redeem the investor’s shares and close the Fund account and will be given at least 60 days to bring the value of its account up to the required minimum.

Transfer on Death Registration. The Funds may accept “transfer on death” (“TOD”) account registration requests from investors. The laws of a state selected by the Funds in accordance with the Uniform TOD Security Registration Act will govern the registration. The Funds may require appropriate releases and indemnifications from investors as a prerequisite for permitting TOD registration. The Funds may from time to time change these requirements (including by changes to the determination as to which state’s law governs TOD registrations).

Summary of Minimum Investments for Class A and Class C Shares. The following table provides a summary of the minimum initial investment and minimum subsequent investment for each type of account (including Specified Benefit Accounts):

Type of Account	Initial Minimum Investment	Subsequent Minimum Investment
Regular/General Retail Accounts	$1,000 per Fund	$50 per Fund
IRA	$1,000 per Fund	$50 per Fund
Roth IRA	$1,000 per Fund	$50 per Fund
UTMA	$1,000 per Fund	$50 per Fund
UGMA	$1,000 per Fund	$50 per Fund
Automatic Investment Plan	$250 per Fund	$50 per Fund
Automatic Exchange Plan	$1,000 per Fund	$50 per Fund
SEP IRA	$1,000 per Fund/per participant	$0
SIMPLE IRA*	$50 per Fund/per participant	$0
SAR-SEP IRA*	$50 per Fund/per participant	$0
403(b)(7) custodial account plan	$1,000 per Fund/per participant	$0
Plan Investors held through omnibus accounts-Plan Level	$0	$0
Participant Level	$0	$0
Plan Investors held through non-omnibus accounts (individual participant accounts)	$1,000 per Fund	$0

(*)	The minimums apply to existing accounts only. No new SIMPLE-IRA or SAR-SEP IRA accounts are being accepted.

Alternative Purchase Arrangements. Class A, Class C and Class R shares bear sales charges in different forms (i.e., initial, deferred and/or asset-based) and amounts and bear different levels of expenses, as described below. The alternative purchase arrangements described in this Statement of Additional Information are designed to enable a retail investor to choose between purchasing Class A shares and Class C shares based on all factors to be considered, including the amount and intended length of the investment, the particular Fund and whether the investor intends to exchange shares for shares of other Funds. Class R shares are only available to specified benefit plan investors. Generally, when making an investment decision, investors should consider the anticipated life of an intended investment in the Funds, the size of the investment, the accumulated distribution and servicing fees plus contingent deferred sales charges (CDSCs) on Class C shares, the initial sales charge plus accumulated servicing fees on Class A shares (plus a CDSC in certain circumstances), the possibility that the anticipated higher return on Class A shares due to the lower ongoing charges will offset the initial sales charge paid on such shares, and the difference in the CDSCs applicable to Class A and Class C shares.

Investors should understand that initial sales charges, servicing and distribution fees and CDSCs are all used directly or indirectly to fund the compensation of broker-dealers or other financial firms that sell or provide services with respect to Class A and Class C shares. Depending on the arrangements in place at any particular time, a financial firm may have a financial incentive for recommending a particular share class over other share classes.

Institutional Class, I-2, I-3 and Administrative Class shares are sold without sales charges and may have different distribution and service fees than Class A, Class C and Class R shares. See “Multi-Class Plan” above for information on share class eligibility and “Purchases, Exchanges and Redemptions” above for investment minimums. As a result of lower sales charges, distribution and/or service fees, and/or operating expenses, Institutional Class, I-2, I-3 and Administrative Class shares are generally expected to achieve higher investment returns than Class A, Class C or Class R shares. To obtain information about the various share classes or investment minimums please call 888.87.PIMCO.

Class A Shares. The initial sales charge alternative (Class A shares) might be preferred by investors purchasing shares of sufficient aggregate value to qualify for reductions in the initial sales charge applicable to such shares. Similar reductions are not available on the asset-based sales charge alternative (Class C shares). Class A shares are subject to a servicing fee but are not subject to a distribution fee and, accordingly, such shares are expected to pay correspondingly higher dividends on a per share basis. However, because initial sales charges are deducted at the time of purchase, not all of the purchase payment for Class A shares is invested initially. Class C shares might be preferable to investors who wish to have all purchase payments invested initially, although remaining subject to higher distribution and servicing fees and, for certain periods, being subject to a CDSC. An investor who qualifies for an elimination of the Class A shares initial sales charge should also consider whether he or she anticipates redeeming shares in a time period that will subject such shares to a CDSC as described below.

Class C Shares. The asset-based sales charge alternative (Class C shares) might be preferred by investors who intend to purchase shares that are not of sufficient aggregate value to qualify for Class A sales charges of 1% or less, who wish to have all purchase payments invested initially, or who are unsure of the intended length of their investment. Class C shares are not subject to a CDSC after they have been held for one year.

In determining whether to purchase Class A or Class C shares, a retail investor should always consider the availability of a waiver or reduction of initial sales charges or a waiver of a CDSC. See generally “Initial Sales Charge Alternative—Class A Shares” and “Waiver of Contingent Deferred Sales Charges” below.

For shares purchased or held through financial firms, the availability of sales charge waivers and discounts may depend on the particular financial firm or type of account through which the shares are purchased or held. The Funds’ sales charge waivers and discounts disclosed in this Statement of Additional Information are available for qualifying purchases made directly from the Distributor and are generally available through financial firms unless otherwise specified in Appendix B to the Fund’s Prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts). The sales charge waivers and discounts available through certain other financial firms for a Fund are set forth in Appendix B, which may differ from those available for purchases made directly from the Distributor or certain other financial firms. Please contact your financial firm for information regarding applicable sales charge waivers and discounts and the financial firm’s related policies and procedures.

The maximum purchase of Class C shares of a Fund in a single purchase is $499,999.99. If an investor intends to purchase Class C shares of a Fund and additional shares of Class C shares of another Fund in a series of transactions and the aggregate purchase amount will exceed $499,999.99, then in such event the investor should consider whether purchasing another share class may be in the investor’s best interests. The Funds may refuse any order to purchase shares.

Class R Shares. Only Class R Eligible Plans may purchase Class R shares. Class R shares are not subject to an initial sales charge or a CDSC but are subject to ongoing service fees of 0.25% of the average daily net asset value of the Class R shares per year and ongoing distribution fees of 0.25% of the average daily net asset value of the Class R shares per year. Servicing fees are used to compensate financial firms for personal services and the maintenance of shareholder accounts. Distribution fees are used to support the firm’s marketing and distribution efforts, such as compensating financial advisors and their financial firms, advertising and promotion. If Class R shares are held over time, these fees may exceed the maximum sales charge than investor would have paid as a shareholder of one of the other share classes.

For a description of the Distribution and Servicing Plans and distribution and servicing fees payable thereunder with respect to Class A, Class C and Class R shares, see “Distribution and Servicing (12b-1) Plans” in the Prospectuses.

Waiver of Contingent Deferred Sales Charges. The CDSC applicable to Class A and Class C shares is currently waived for:

(i) any partial or complete redemption in connection with (a) required minimum distributions to IRA account owners or beneficiaries or (b) distributions to participants in employer-sponsored retirement plans upon attaining age 59 1/2 or on account of death or permanent and total disability (as defined in Section 22(e) of the Internal Revenue Code) that occurs after the purchase of Class A or Class C shares;

(ii) any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan;

(iii) any complete redemption in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer’s plan and the transfer to another employer’s plan or to an IRA;

(iv) any partial or complete redemption following death or permanent and total disability (as defined in Section 22(e) of the Internal Revenue Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover an individual holding in a fiduciary capacity or as a nominee or agent, or the owners, trustees or beneficiaries of a legal entity) provided the redemption is requested within one year of the death or initial determination of disability and provided the death or disability occurs after the purchase of the shares;

(v) any redemption resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA;

(vi) up to 10% per year of the value of all Class A and Class C shares of the Funds owned by an investor and subject to an Automatic Withdrawal Plan;

(vii) redemptions by current or former Trustees, officers and employees of the Trust or PIMCO Funds, and by directors, officers and current or former employees of the Distributor, Allianz, Allianz Global Fund Management or PIMCO if the account was established while employed;

(viii) redemptions effected pursuant to a Fund’s right to involuntarily redeem a shareholder’s Fund account if the aggregate net asset value of shares held in such shareholder’s account is less than a minimum account size specified in such Fund’s prospectus;

(ix) redemptions of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction;

(x) redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a financial firm with which the Distributor has an agreement with respect to such purchases;

(xi) redemptions effected by trustees or other fiduciaries who have purchased shares for employer-sponsored plans, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor with respect to such purchases;

(xii) redemptions in connection with IRA accounts established with Form 5305-SIMPLE under the Internal Revenue Code for which the Trust is the designated financial institution;

(xiii) redemptions where the shareholder can demonstrate hardship, which shall be determined in the sole discretion of the Funds;

(xiv) an intra-fund exchange of Class A shares for Institutional Class shares where the Class A shares were purchased at NAV and no commission was paid;

(xv) exchanges from a taxable account invested in a PIMCO fund to a PIMCO fund held in an IRA or other qualified retirement plan account for the purpose of making a contribution to such IRA or other qualified retirement plan account; and

(xvi) redemptions of shares of any Fund following the public announcement of the Board’s approval of a plan of liquidation for such Fund or for Class A or Class C shares of such Fund.

The Funds may require documentation prior to waiver of the CDSC for any class, including distribution letters, certification by plan administrators, applicable tax forms, death certificates, physicians’ certificates (e.g., with respect to disabilities), etc.

Exempt Transactions. Investors will not be subject to CDSCs in the following transactions:

●

A redemption by a holder of Class A or Class C shares where, by agreement between the broker-dealer and Distributor, the Distributor did not pay at the time of purchase all or a portion of the payments (or otherwise agreed to a variation from the normal payment schedule) it normally would have paid to the broker-dealer (e.g., upfront commissions and/or advancements of distribution and/or shareholder services fees) in connection with such purchase.

Initial Sales Charge Alternative – Class A Shares. Class A shares are sold at a public offering price equal to their net asset value per share plus a sales charge. As indicated below under “Class A Deferred Sales Charge,” certain investors who purchase $1,000,000 or more of any Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of up to 1% if they redeem such shares during the first 12 months after their purchase.

PIMCO Dividend and Income, PIMCO EqS® Long/Short and PIMCO REALPATH® Blend Funds

Amount of Purchase	Sales Charge as % of Public Offering Price**		Sales Charge as % of Net Amount Invested		Discount or Commission to dealers as a % of Public Offering Price*
Under $50,000	5.50%		5.82%		4.75%
$50,000 but under $100,000	4.50%		4.71%		4.00%
$100,000 but under $250,000	3.50%		3.63%		3.00%
$250,000 but under $500,000	2.50%		2.56%		2.00%
$500,000 but under $1,000,000	2.00%		2.04%		1.75%
$1,000,000+	0.00	%(1)	0.00	%(1)	0.00	%(2)
PIMCO RAE Funds
Amount of Purchase	Sales Charge as % of Public Offering Price**		Sales Charge as % of Net Amount Invested		Discount or Commission to dealers as a % of Public

					Offering Price*
Under $100,000	3.75%		3.90%		3.25%
$100,000 but under $250,000	3.25%		3.36%		2.75%
$250,000 but under $500,000	2.25%		2.30%		2.00%
$500,000 but under $1,000,000	1.75%		1.78%		1.50%
$1,000,000+	0.00	%(1)	0.00	%(1)	0.00	%(2)

* From time to time, these discounts and commissions may be increased pursuant to special arrangements between the Distributor and certain participating brokers.

** The initial sales charge shown is a percentage of the fund’s public offering price (“POP”), or the price you pay for each share you buy. This price is rounded to the nearest penny. The actual sales charge rate will be shown on your trade confirmation or statement, which – because of rounding – could be more or less than what is shown in the table. Rounding differences could be greater for small purchases or when a fund’s NAV is higher.

(1) As shown, investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, certain purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of up to 1% if the shares are redeemed during the first 12 months after their purchase.

(2) The Distributor will pay a commission to dealers that sell amounts of $1,000,000 or more of Class A shares according to the following schedule: 1.00% of the first $4,999,999.99, and 0.50% of amounts of $5,000,000 or over. These payments are not made in connection with sales to employer-sponsored plans. The Distributor will then also pay to such dealers a Rule 12b-1 distribution fee of 0.25% beginning in the thirteenth month after purchase.

Each Fund receives the entire net asset value of its Class A shares purchased by investors (i.e., the gross purchase price minus the applicable sales charge). The Distributor receives the sales charge shown above less any applicable discount or commission “reallowed” to participating brokers in the amounts indicated in the tables above. The Distributor may, however, elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with the Distributor for any particular Fund during a particular period. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class A shares of all or selected Funds purchased to each participating broker that obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

Under the circumstances described below, investors may be entitled to pay reduced sales charges for Class A shares. These discounts and commissions may be increased pursuant to special arrangements from time to time agreed upon between the Distributor and certain participating brokers.

Right of Accumulation and Combined Purchase Privilege (Breakpoints). A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the “Combined Purchase Privilege”) by combining concurrent purchases of the Class A shares of one or more Eligible Funds (as defined below) into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sale charge on Class A shares (the “Right of Accumulation” or “Cumulative Quantity Discount”) by combining the purchase of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor. An Eligible Fund is a Fund that offers Class A shares.

The term “Qualifying Investor” refers to:

1.

an individual, such individual’s spouse or domestic partner, as recognized by applicable state law, or such individual’s children under the age of 21 years (each a “family member”) (including family trust* accounts established by such a family member); or

2.	a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved; or

3.	an employee benefit plan of a single employer.

*

For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation or Letter of Intent, a “family trust” is one in which a family member, as defined in section (1) above, or a direct lineal descendant(s) of such person is(are) the beneficiary(ies), and such person or another family member, direct lineal ancestor or sibling of such person is(are) the trustee(s).

Class A shares purchased or held through a Plan Investor or any other employer-sponsored benefit program as well as Class A shares purchased at NAV through “wrap accounts” are not counted for purposes of determining whether an investor has qualified for a reduced sales charge through the use of Rights of Accumulation.

Letter of Intent. An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intention to invest not less than $50,000 (or $100,000 in the case of those Funds with an initial breakpoint at $100,000) within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment amount allowable in a Letter of Intent is $1,000,000. Each purchase of Class A shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single purchase of the dollar amount indicated in the Letter. Please note that the value of account(s) for the shareholder(s) linked to the Letter of Intent will be included at the start date of the Letter of Intent. In making computations concerning the amount purchased for purpose of a Letter of Intent, the Right of Accumulation value of eligible accounts will be included in the computation when the Letter of Intent begins in addition to purchases made during the Letter of Intent period.

Qualifying Investors may purchase shares of the Eligible Funds (which does not include the PIMCO Government Money Market Fund, a series of PIMCO Funds) under a single Letter of Intent. A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the shares actually purchased in the event the full intended amount is not purchased. If the full amount indicated is not purchased, a sufficient amount of such escrowed shares will be involuntarily redeemed to pay the additional sales charge applicable to the amount actually purchased, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Eligible Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

If an investor wishes to enter into a Letter of Intent in conjunction with an initial investment in Class A shares of a Fund, the investor should complete the appropriate portion of the account application or contact their financial firm. A current Class A shareholder desiring to do so may obtain a form to initiate a Letter of Intent by contacting the Funds at 888.87.PIMCO or their financial firm.

Class A shares purchased or held through a Plan Investor or any other employer-sponsored benefit program as well as Class A shares purchased at NAV through “wrap accounts” are not counted for purposes of determining whether an investor has qualified for a reduced sales charge through the use of a Letter of Intent.

Reinstatement Privilege. A Class A shareholder who paid a sales charge upon the purchase of his shares and has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined. See “How Fund Shares are Priced” in the applicable Fund’s prospectus. If the redemption of Class A shares triggers the imposition of a contingent deferred sales charge (CDSC), such CDSC will be credited to the investor’s account upon reinvestment. A reinstatement pursuant to this privilege will not cancel the redemption transaction and, consequently, any gain or loss so realized may be recognized for federal tax purposes except that no loss may be recognized to the extent that the proceeds are reinvested in shares of the same Fund within 30 days. The reinstatement privilege may be utilized by a shareholder only once per year per account (per 365 days), irrespective of the number of shares redeemed, except that the privilege may be utilized without limit in connection with transactions whose sole purpose is to transfer a shareholder’s interest in a Fund to his Individual Retirement Account or other qualified retirement plan account. An investor may exercise the reinstatement privilege by written request sent to the Funds or to the investor’s financial firm. Investors who were not assessed a sales charge upon the purchase of their shares may not utilize the reinstatement privilege with respect to reinvestment of such shares following their redemption.

Sales at Net Asset Value. Each Fund may sell its Class A shares at net asset value without a sales charge to:

(i) current, retired, or former officers, trustees, directors or employees of any of the Trust (including accounts established for former employees or extended family of former employees established while employed), PIMCO Funds, Allianz Funds, or Allianz Funds Multi-Strategy Trust, Allianz, Allianz Global Investors U.S. LLC, PIMCO or the Distributor, other affiliates of Allianz Global Investors U.S. LLC and funds advised or subadvised by any such affiliates, in any case at the discretion of PIMCO or the Distributor; their spouse or domestic partner, as recognized by applicable state law, children, siblings, current brother/sister-in-laws, parents, and current father/mother-in-laws (“extended family”), or family trust account for their benefit, or any trust, profit-sharing or pension plan for the benefit of any such person;

(ii) current registered representatives and other full-time employees of broker-dealers that have selling agreements with the Distributor or such persons’ spouse or domestic partner, as recognized by applicable state law, children under 21, and family trust accounts;

(iii) trustees or other fiduciaries purchasing shares through certain group omnibus plans (such as 401(k), 403(b), Health Savings Accounts, 457, Profit Sharing/Keogh, Money Purchase Pension and Defined Benefit; not including individual participant directed accounts (i.e., accounts listed in the Fund’s records as for the benefit of a named individual), SEP-IRAs, SIMPLE IRAs, SARSEP IRAs and 403(b)7 custodial accounts) sponsored by employers, professional organizations or associations, or charitable organizations that qualify for 501(c)(3) status under the Internal Revenue Code;

(iv) investors rolling over assets from specified benefit plans to IRAs or other qualified retirement plan accounts if such assets were invested in the Funds or series of PIMCO Funds at the time of distribution;

(v) participants investing through accounts known as “wrap accounts” established with broker-dealers approved by the Distributor where such broker-dealers are paid a single, inclusive fee for brokerage and investment management services;

(vi) client accounts of broker-dealers or registered investment advisers affiliated with such broker-dealers (i) with which the Distributor or PIMCO has an agreement for the use of Class A shares of a Fund in particular investment products or programs or in particular situations in which the broker-dealer will make Class A shares available for purchase at NAV or (ii) that, prior to the conversion of Class D shares to Class A shares, offered Class D shares of a Fund in particular investment products or programs or in particular situations and that offers Class A shares of the Fund following the Class D to Class A share class conversion in such investment products or programs or in particular situations;

(vii) accounts for which the company that serves as trustee or custodian either (a) is affiliated with PIMCO or (b) has a specific agreement to serve as trustee or custodian of the account with the Distributor;

(viii) investors following the public announcement of the Board’s approval of a plan of liquidation for such Fund or for another share class of such Fund until the liquidation date;

(ix) investors exchanging proceeds of required minimum distributions from an IRA or other qualified retirement plan account invested in a PIMCO fund to a taxable account invested in a PIMCO fund;

(x) investors making an exchange from a taxable account invested in a PIMCO fund to a PIMCO fund held in an IRA or other qualified retirement plan account for the purpose of making a contribution to the IRA or other qualified retirement plan account;

(xi) investors (i) acquiring Class A shares of a Fund as a result of any automatic conversion of their shares of another class of the Fund into Class A shares; (ii) making a subsequent purchase of Class A shares following the automatic conversion of their Class D shares to Class A shares in the same account where such investors previously were able to purchase Class D shares; or (iii) making a purchase of Class A shares of any Fund in an account maintained directly with the Trust’s transfer agent where the Distributor has become the default dealer of record for such account following the prior broker-dealer of record’s resignation and the subsequent conversion of Class C shares held in the account to Class A shares, pursuant to the conversion feature described herein and for so long as the Distributor remains the default dealer of record for such account; and

(xii) any other person if the Distributor anticipates that there will be minimal cost borne by the Distributor associated with the sale, which shall be determined in the sole discretion of the Distributor.

The Distributor will only pay service fees and will not pay any initial commission or other fees to broker-dealers upon the sale of Class A shares to the purchasers described in sub-paragraphs (i) through (xii) above.

In addition, the Distributor will only pay distribution and service fees and will not pay any initial commission or other fees to broker-dealers upon the sale of Class C shares of any Fund following the public announcement of the Board’s approval of a plan of liquidation for such Fund.

Notification of Distributor. In many cases, none of the Trust, the Funds, the Distributor or the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. An investor or broker-dealer must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount, including such information as is necessary to obtain any applicable “combined treatment” of an investor’s holdings in multiple accounts. Upon such notification, the investor will receive the lowest applicable sales charge. For investors investing in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper quantity discount or reduced sales charge. The quantity discounts and commission schedules described above may be modified or terminated at any time.

Class A Deferred Sales Charge. For purchases of Class A shares of all Funds, investors who purchase $1,000,000 or more of Class A shares (and, thus, purchase such shares without any initial sales charge) may be subject to a 1% CDSC if such shares are redeemed within 12 months of their purchase. The CDSCs described in this paragraph are sometimes referred to as the “Class A CDSC.”

For Class A shares outstanding for 12 months or more, the Distributor may also pay participating brokers annual servicing fees of 0.25% of the net asset value of such shares.

Calculation of CDSCs. A CDSC may be imposed on Class A and Class C shares under certain circumstances. A CDSC is imposed on shares redeemed within a certain number of years after their purchase. When shares are redeemed, any shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either the shareholder’s original per-share purchase price or the then current net asset value of the shares being sold, whichever is lower. CDSCs will be deducted from the proceeds of the shareholder’s redemption, not from the amounts remaining in the shareholder’s account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC. Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor purchased the shares being redeemed. See the applicable Fund’s prospectus for information about any applicable CDSCs.

Class C shares of each Fund will automatically convert into Class A shares of the same Fund after they have been held for ten years. See each Fund’s prospectus for information about the conversion of Class C shares to Class A shares. The Class C CDSC is currently waived in connection with certain redemptions as described above under “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.” For more information about the Class C CDSC, call the PIMCO Equity Series at 888.87.PIMCO. For investors invested in Class C shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Except as otherwise disclosed herein or in the appropriate Prospectus(es), Class C shares of a Fund that are received in an exchange for Class C shares of another Fund will be subject to a CDSC to the same extent as the shares exchanged. In addition, Class C shares that are received in such an exchange will convert into Class A shares at the same time as the original shares would have converted into Class A shares.

Conversion of Class C Shares Purchased Through Reinvestment of Distributions. For purposes of determining the date on which Class C shares convert into Class A shares, a Class C share purchased through the reinvestment of dividends or capital gains distributions (a “Distributed Share”) will be considered to have been purchased on the purchase date (or deemed purchase date) of the Class C share through which such Distributed Share was issued.

Conversion of Class C “Free Shares”. In addition, any Class C shares for which the Transfer Agent cannot determine a holding period (commonly known as “Free Shares”) may, depending upon system settings, convert to Class A shares even if such Class C Free Shares have been held for less than ten years. Free Shares typically arise with respect to reinvested dividends not associated with purchased shares and with respect to shares from a Fund that liquidated prior to implementation of the Class C to Class A conversion policy.

Conversion of Class C shares in “Orphaned Accounts”. In addition, any Class C shares held in Orphaned Accounts (as defined below) will automatically convert into Class A shares of the same Fund. Certain shareholder accounts are maintained with the Trust’s Transfer Agent and list a broker-dealer of record (“Prior Broker-Dealer of Record”) other than the Distributor, and if, subsequently, such Prior Broker-Dealer of Record resigns from the account resulting in such account being held directly with the Trust and the Distributor becoming the default dealer of record for such account, then such account would be referred to as an “Orphaned Account.”

Asset-Based Sales Charge Alternative – Class C Shares. Class C shares are sold at their current net asset value without any initial sales charge. A CDSC is imposed if an investor redeems Class C shares within a certain time period after their purchase. When shares are redeemed, any shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either the shareholder’s original per-share purchase price or the then current net asset value of the shares being sold, whichever is lower. CDSCs will be deducted from the proceeds of the shareholder’s redemption, not from the amounts remaining in the shareholder’s account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC. All of an investor’s purchase payments are invested in shares of the Fund(s) selected.

Any CDSC imposed on redemption of Class C shares is paid to the Distributor. For investors investing in Class C shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed. The automatic conversion of Class C shares to Class A shares described above will be executed without any sales charge, fee or other charge. After the conversion takes place, the shares will be subject to all features and expenses of Class A shares.

The manner of calculating the CDSC on Class C shares is described above under “Calculation of CDSCs.” Except as described below, for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make payments to broker-dealers, at the time the shareholder purchases Class C shares of a Fund. For sales of Class C shares made to participants making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases, no payments are made at the time of purchase. Financial firms that receive distribution and/or service fees may in turn pay and/or reimburse all or a portion of these fees to their customers. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class C shares of all or selected Funds purchased to each broker-dealer that obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

In addition, after the time of shareholder purchase for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make annual payments to broker-dealers, as follows:

Fund*	Annual Service Fee**	Annual Distribution Fee**	Total
All Funds	0.25%	0.75%	1.00%

* Applies only to those Funds that commenced operations before July 31, 2011. For Funds that commenced operations on or after July 31, 2011, the Distributor may make annual payments to broker-dealers with respect to such Funds’ Class C shares up to a maximum of 1.00%, subject to: (i) a separate agreement with the broker for payment of a different amount; or (ii) such different amount as disclosed in this Statement of Additional Information from time to time.
** Paid with respect to shares outstanding for one year or more (or shorter period if the Distributor has an agreement with the broker to that effect) so long as the shares remain outstanding, and calculated as a percentage of the net asset value of such shares.

Asset-Based Sales Charge Alternative – Class R Shares. Class R shares are sold at their current net asset value without any initial sales charge. The full amount of the investor’s purchase payment will be invested in shares of the Fund(s). Class R shares are not subject to a CDSC upon redemption by an investor. For sales of Class R shares made and services rendered to Class R shareholders, the Distributor expects to make payments to broker-dealers and, with respect to servicing fees, other financial intermediaries (which may include specified benefit plans, their service providers and their sponsors), at the time the shareholder purchases Class R shares, of up to 0.50% (representing up to 0.25% distribution fees and up to 0.25% servicing fees) of the purchase.

Information for All Share Classes. Broker-dealers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients’ return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trust’s Transfer Agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

Exchange Privileges

Class A, Class C and Class R Shares. Except with respect to exchanges for shares of the Funds for which sales may be suspended to new investors or as provided in the applicable Fund’s prospectus or in this Statement of Additional Information, a shareholder may exchange Class A, Class C and Class R shares of any Fund for the same Class of shares of any other Fund in an account with identical registration on the basis of their respective net asset values. For Class R shares, specified benefit plans may also limit exchanges to Funds offered as investment options in the plan and exchanges may only be made through the plan administrator. Shares of one Class of a Fund may also be exchanged directly for shares of another Class of the same Fund (an “intra-fund exchange”), as described (and subject to the conditions and restrictions set forth) under “Distribution of Trust Shares—Purchases, Exchanges and Redemptions” in this Statement of Additional Information. There are currently no other exchange fees or charges. Exchanges are subject to any minimum initial and subsequent investment minimum requirements for each share class of each Fund, except with respect to exchanges effected through the Trust’s Automatic Exchange Plan. An exchange (other than an intra-fund exchange) will constitute a taxable sale for federal income tax purposes.

Investors who maintain their account with the Funds may exchange shares by a written exchange request sent to PIMCO Equity Series, P.O. Box 219294, Kansas City, MO 64121-9294 or, unless the investor has specifically declined telephone exchange privileges on the account application or elected in writing not to utilize telephone exchanges, by a telephone request to PIMCO Equity Series at 888.87.PIMCO. Exchanges of an amount of $10 million or more must be submitted in writing by an Authorized Person. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Trust will require a form of personal identification prior to acting on a caller’s telephone instructions, will provide written confirmations of such transactions and will record telephone instructions. To request an exchange, call 888.87.PIMCO if there will be no change in the registered name or address of the shareholder. Telephone exchanges may be made between 9:00 a.m., Eastern time and the NYSE Close on any day the Exchange is open (generally weekdays other than normal holidays).

With respect to Class C shares or Class A shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, any portion of the investment exchanged will be from the lot of shares that would incur the lowest CDSC if such shares were being redeemed rather than exchanged.

Except as otherwise disclosed in the Prospectuses, shares that are received in an exchange will be subject to the same CDSC as the shares exchanged. For example, Class C shares that have a twelve-month CDSC period received in exchange for Class A shares that have a twelve-month CDSC period will have the same CDSC period as the shares exchanged (in this case, twelve months).

Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption.

Investors may also select the Automatic Exchange Plan, which establishes automatic periodic exchanges. For further information on automatic exchanges see “How to Buy Shares – Automatic Exchange Plan” above.

Institutional Class, I-2, I-3 and Administrative Class Shares.    Except with respect to exchanges for shares of Funds for which sales may be suspended to new investors or as provided in the applicable Fund’s prospectus or in this Statement of Additional Information, a shareholder may exchange Institutional Class, I-2, I-3 and Administrative Class Shares of any Fund for the same Class of shares of any other Fund in an account with identical registration on the basis of their respective net asset values. An investor may also exchange shares of a Fund for shares of the same class of a series of PIMCO Funds. An investor may exchange Institutional Class and Administrative Class shares of a Fund by following the redemption procedure described below or, if the investor has elected the telephone redemption option, by calling the Trust at 888.87.PIMCO. Exchanges of an amount of $10 million or more must be submitted in writing by an Authorized Person (as defined below under “Written Requests – Institutional Class and Administrative Class Shares”). Eligible investors who maintain their Institutional Class share account direct with the Funds may submit a request to exchange Fund shares by accessing their account online via pimco.com/InstitutionalAccountAccess.

All Share Classes. The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of an Adviser or a Fund’s Sub-Adviser, such transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by an Adviser to be detrimental to a Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give 60 days’ advance notice to shareholders of any termination or material modification of the exchange privilege. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners. Also, the Funds do not monitor the PIMCO Funds of Funds for purposes of detecting frequent or short-term trading practices with respect to shares of the Funds. For further information about exchange privileges, contact your broker-dealer or other financial firm or call 888.87.PIMCO.

How to Sell (Redeem) Shares

Redemptions of Class A, Class C and Class R Shares. Depending on how an investor holds shares and the elections made, eligible Class A, Class C or Class R shares may be redeemed through an investor’s broker-dealer or other financial firm, or by telephone, online by submitting a written redemption request to the Funds’ Transfer Agent, through an Automatic Withdrawal Plan, or by electronic transfer to an investor’s checking or savings account through the Automated Clearing House (ACH) network, if available. Class R shares may be redeemed only through the plan administrator, and not directly by the plan participant.

A CDSC may apply to redemptions of Class A or Class C shares. See “Alternative Purchase Arrangements” above. Shares are redeemed at their net asset value next determined after a redemption request has been received as described below, less any applicable CDSC or Redemption Fee. There is no charge by the Distributor (other than an applicable CDSC or Redemption Fee) with respect to redemptions; however, a broker-dealer or other financial firm that processes a redemption for an investor may charge customary fees for its services (which may vary).

All redemption requests received by the Trust or its designee prior to the NYSE Close on a regular business day are processed at that day’s net asset value, less any applicable CDSC or Redemption Fee. However, redemption requests received by the Trust or its designee after the net asset value is determined that day from financial firms or certain retirement plans will receive such net asset value (less any applicable CDSC or Redemption Fee) if the redemption requests were received by the financial firm or retirement plan from its customer or participant prior to such net asset value determination and were transmitted to and received by the Trust or its designee prior to such time as agreed upon by the Distributor or Administrator in accordance with an agreement or as allowed by applicable law. Redemption requests will be accepted only on days on which a Fund is open for business. If a redemption request is received on a day when a Fund is not open for business, it will be processed on the next succeeding day the Fund is open for business (according to the succeeding day’s net asset value). Broker-dealers and other financial firms are obligated to transmit redemption requests promptly.

Redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency that makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

A shareholder’s original account application (if investing directly with the Trust) permits the shareholder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemptions) and to elect one or more of the additional redemption procedures described below. A shareholder may change the instructions indicated on his original account application, or may request additional redemption options, only by transmitting a written direction to the Funds’ Transfer Agent. Requests to institute or change any of the additional redemption procedures will require a signature validation.

Redemptions of an amount of $10 million or more must be submitted in writing by an Authorized Person.

Redemption proceeds of Class A, Class C and Class R shares will normally be mailed to the redeeming shareholder within three calendar days or, in the case of wire transfer or Automated Clearing House (ACH) redemptions, sent to the designated bank account within one business day, but may take up to seven days. ACH redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take at least 10 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer. Redemption proceeds of Institutional Class and Administrative Class shares will ordinarily be wired to the investor’s bank within one business day after the redemption request, but may take up to seven days. Redemption proceeds will be sent by wire only to the bank name designated on the account application. An investor may redeem (sell) I-2 or I-3 shares through the investor’s financial firm. Investors do not pay any fees or other charges to the Trust when selling I-2 or I-3 shares. Please contact the financial firm for details.

Written Requests – Class A, Class C and Class R Shares. To redeem Class A, Class C and Class R shares held in a Fund account in writing (whether or not represented by certificates), a shareholder must send the following items to the Transfer Agent, DST Asset Manager Solutions, Inc., at PIMCO Equity Series, P.O. Box 219294, Kansas City, MO 64121-9294:

(1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2) for certain redemptions described below, a validation of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Validation”; and

(3) any additional documents that may be required by the Trust or the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record.

Transfers of shares are subject to the same requirements. A signature validation is not required for a redemption requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, shareholders having any questions about these requirements should contact the Transfer Agent in writing or call PIMCO Equity Series at 888.87.PIMCO before submitting a request. Redemption or transfer requests will not be honored until all required documents have been completed by the shareholder and received by the Transfer Agent. The foregoing written request procedure does not apply to shares held in “street name” accounts. Shareholders whose shares are held in “street name” accounts must redeem through their broker-dealer or other financial intermediary. Plan Investor participants must redeem through their plan administrator.

If the proceeds of the redemption: (i) are to be paid to a person other than the record owner; (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records; or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be validated as described above.

Written Requests – Institutional Class and Administrative Class Shares. To redeem Institutional Class and Administrative Class shares held in a fund account in writing, a shareholder or its Authorized Person must send the request stating the Fund from which the shares are to be redeemed, the class of shares, the number of shares or dollar amount to be redeemed and the account number. The request must be signed by the appropriate persons designated on the Account Application (“Authorized Person”) to the following:

Facsimile:	Email:
816.421.2861	piprocess@dstsystems.com

Regular Mail:	Overnight Mail:
PIMCO Equity Series	PIMCO Equity Series
P.O. Box 219024	c/o DST Asset Manager Solutions, Inc.
Kansas City, MO 64121-9294	430 W 7th Street, STE 219024
Kansas City, MO 64105-1407

All redemptions, whether initiated by phone, mail, fax or e-mail, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below.

Telephone Redemptions. The Funds accept telephone requests for redemption of shares held in Fund accounts, except (i) for investors who have specifically declined telephone redemption privileges on the account application or elected in writing not to utilize telephone redemptions, and (ii) redemption requests for an amount of $10 million or more. The proceeds of a telephone redemption will be sent to the record shareholder at his record address. Changes in account information must be made in a written authorization with a signature validation. See “Signature Validation.” Telephone redemptions will not be accepted during the 30-day period following any change in an account’s record address. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker and will be subject to that broker’s policies and procedures for redemptions. Plan participants must redeem through their plan administrator.

By completing an account application, an investor agrees that the Funds and their agents shall not be liable for any loss incurred by the investor by reason of the Funds accepting unauthorized telephone redemption requests for his/her account if the Funds reasonably believe the instructions to be genuine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. The Funds may accept telephone redemption instructions from any person identifying himself as the owner of an account or the owner’s broker where the owner has not declined in writing to utilize this service. The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Funds will require a form of personal identification prior to acting on a caller’s telephone instructions, will provide written confirmations of such transactions and will record telephone instructions.

A shareholder making a telephone redemption should call PIMCO Equity Series at 888.87.PIMCO and state: (i) the name of the shareholder as it appears on their account statement; (ii) his/her account number with the applicable Fund; (iii) the amount to be withdrawn; and (iv) the name of the person requesting the redemption. Usually the proceeds are sent to the investor on the next business day after the redemption is effected, provided the redemption request is received prior to the NYSE Close that day. If the redemption request is received after the NYSE Close, the redemption is effected on the following business day at that day’s net asset value and the proceeds are usually sent to the investor on the second following business day. The Funds reserve the right to terminate or modify the telephone redemption service at any time. During times of severe disruptions in the securities markets, the volume of calls may make it difficult to redeem by telephone, in which case a shareholder may wish to send a written request for redemption as described under “Written Requests” above. Telephone communications may be recorded.

Redemptions through the Automated Clearing House (ACH) Privileges. If a shareholder has established ACH privileges, the shareholder may redeem shares by telephone, in writing or online (if eligible) and have the redemption proceeds sent to a designated account at a financial institution. To use ACH privileges for redemptions, call PIMCO Equity Series at 888.87.PIMCO. Subject to the limitations set forth above under “Telephone Redemptions,” the Funds or their agents, a Trust and the Transfer Agent or their agents may rely on instructions by any registered owner believed to be genuine and will not be responsible to any shareholder for any loss, damage or expense arising out of such instructions. Requests received by the Funds and their agents prior to the NYSE Close on a business day will be processed at the net asset value on that day and the proceeds (less any CDSC or Redemption Fee) will normally be sent to the designated bank account on the following business day and received by the bank on the second or third business day. If the redemption request is received after the

NYSE Close, the redemption is effected on the following business day. Shares purchased by check may not be redeemed through ACH until such shares have been owned (i.e., paid for) for at least 10 calendar days.

Changes in bank account information must be made by completing the Account Options form, signed by all owners of record of the account, with all signatures validated. See “Signature Validation.” See “Automated Clearing House (ACH) Privileges” for information on establishing the ACH privilege. The Funds may terminate the ACH privilege at any time without notice to its shareholders. This redemption option does not apply to shares held in “street name” accounts. Shareholders whose shares are held in “street name” accounts must redeem through their financial firm and will be subject to that firm’s policies and procedures for redemptions. Plan participants must redeem through their plan administrator. The ACH privilege may not be available to all Funds and/or share classes.

Expedited Wire Transfer Redemptions. If a shareholder holding shares in a Fund account has given authorization for expedited wire redemption, shares can be redeemed and the proceeds sent by federal wire transfer to a single previously designated bank account. Requests received by the Funds prior to the NYSE Close will result in shares being redeemed that day at the next determined net asset value (less any CDSC, if applicable). Normally the proceeds will be sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Funds for up to seven days if the Funds deem it appropriate under the current market and other conditions. Once authorization is on file with the Funds, they will honor requests by any person identifying himself/herself as the owner of an account or the owner’s broker by telephone at 888.87.PIMCO or by written instructions. The Funds cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. The Funds do not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder’s bank. The minimum amount that may be wired is $1,000. The Funds reserve the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until such shares have been owned (i.e., paid for) for at least 10 calendar days. Expedited wire transfer redemptions may be authorized by sending instructions to the Funds. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with signatures validated to PIMCO Equity Series, P.O. Box 219294, Kansas City, MO 64121-9294. See “Signature Validation.” This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker and will be subject to that broker’s policies and procedures for redemptions. Plan participants must redeem through their plan administrator.

Automatic Withdrawal Plan. An investor who owns or buys shares of PIMCO Funds having a net asset value of $10,000 or more may open an Automatic Withdrawal Plan and have a designated sum of money paid periodically to the investor or another person. The minimum redemption amount for an Automatic Withdrawal Plan is $50 per Fund. Such a plan may be established by completing the appropriate section of the account application, completing Account Options Form or by obtaining the appropriate form from the Trust or your financial firm. If an Automatic Withdrawal Plan is set up after the account is established providing for payment to a person other than the record shareholder or to an address other than the address of record, a signature validation is required. See “Signature Validation.” In the case of Uniform Gifts to Minors or Uniform Transfers to Minors accounts, the application must state that the proceeds will be for the beneficial interest of the minor. Shares in a plan account are redeemed at net asset value (less any applicable CDSC or Redemption Fee) to make each withdrawal payment. Any applicable CDSC or Redemption Fee may be waived for certain redemptions under an Automatic Withdrawal Plan. See “Alternative Purchase Arrangements – Waiver of Contingent Deferred Sales Charges” above.

Redemptions for the purpose of withdrawals are ordinarily made on the business day selected by the investor at that day’s closing net asset value. Checks are normally mailed on the following business day. If the date selected by the investor falls on a weekend or holiday, the Funds will normally process the redemption on the preceding business day. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with an Automatic Withdrawal Plan may result in a gain or loss for tax purposes, and may result in account closure if the redemption amount exceeds the account balance. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous to the investor because of the CDSC that may become payable on such withdrawals in the case of Class A or Class C shares and because of the initial sales charge in the case of Class A shares.

Investors should consider carefully with their own financial advisors whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Trust and the Distributor make no recommendations or representations in this regard.

Unclaimed Property Laws. These laws require investment companies, such as the Trust, to undertake various efforts, including monitoring Fund direct accounts for shareholder-initiated activity. A Fund direct account is deemed lost when there is no shareholder-initiated activity or an invalid mailing address during a statutorily-prescribed time period (generally, three or five years). If a shareholder’s Fund direct account is dormant or “lost,” the Trust may be required to transfer the account to the state in which the shareholder resides, in accordance with applicable unclaimed property (also called escheat) laws. To help protect their accounts, shareholders should keep their accounts up-to-date and active.

If a shareholder invests into a Fund direct account, it is the shareholder’s responsibility to ensure that the shareholder provides a current and valid mailing address to the Trust or Fund (as applicable). Failure to provide a current and valid address will result in an interruption of purchases, redemptions or distributions, as described herein. If the United States Post Office or another carrier returns mailings sent to the shareholder as undeliverable, future mailings will be suppressed. Further, under such circumstances, if the shareholder has elected to receive income dividends and capital gains distributions in cash, subsequent distributions will automatically be reinvested back into the shareholder’s account until the address on the account has been updated. In the event a Fund is liquidated, direct account liquidation proceeds may be withheld from distribution pending the receipt of further instructions or until required to be transferred to the applicable state pursuant to applicable unclaimed property laws.

Mail suppression, described above, and a lack of shareholder-initiated activity will impact whether a shareholder’s Fund direct account is subject to escheatment under applicable law.

Shareholders should contact their financial advisor or PIMCO at 888.87.PIMCO for further information about state unclaimed property laws and/or to update their address or to generate shareholder-initiated activity in your account(s). For general information about unclaimed property rules, shareholders should visit the National Association of Unclaimed Property Administrators website at www.unclaimed.org. Shareholders may also visit pimco.com/investments/unclaimedproperty for a brief Q&A on the topic.

Deceased Shareholders. If PIMCO receives information confirming that a Fund direct account shareholder is deceased, to protect that shareholder and his or her beneficiaries, any Automatic Investment Plan, Automatic Exchange Plan and Automatic Withdrawal Plan in the account(s) associated with the shareholder will be suspended, and future cash dividends and/or capital gain payments will be reinvested back in such account(s) until such time as the authorized beneficiary or designee provides adequate instructions to the Fund regarding such account. To determine what documentation is needed to transfer ownership of an account, shareholders should contact the transfer agent at 888.87.PIMCO. In the event a Fund is liquidated, direct account liquidation proceeds will be sent to the shareholder of record.

Custodial Risks for Shares Held Through Third-Party Financial Intermediaries

Certain share classes of the Funds are available for purchase directly through the Distributor, in which case the shareholder will be a registered owner of Fund shares as reflected on the Fund’s books and records as maintained by the Transfer Agent.

Alternatively, shares of the Funds are available through broker-dealers, banks or other financial firms that permit their customers to purchase and custody Fund shares through them under nominee arrangements (where the financial firms serve as registered owners of the Fund shares) or under arrangements in which the financial firms may open shareholder accounts and provide instructions to the Fund through the National Securities Clearing Corporation’s Fund/SERV platform. The manner in which these financial firms custody an investor’s Fund shares or the extent to which they may provide instructions to the Fund concerning an investor’s shareholder account with the Fund may vary by firm, including based on its arrangements with the Distributor or PIMCO and their level of participation on Fund/SERV. Shareholders should consult their financial firm for details.

As disclosed above, in some cases, the Distributor or PIMCO have arrangements with financial firms under which they may provide recordkeeping, shareholder services or other services with respect to the Funds, their shares and shareholders. However, these financial firms are not acting as agents of the Fund, the Trust or its Transfer Agent, the

Distributor or PIMCO when maintaining custody or control of Fund shares for their customers or providing instructions to the Fund concerning an investor’s shareholder account with the Fund, and their responsibilities are a function of their relationship to their customers and applicable law. None of the Funds, the Trust, PIMCO or the Distributor is responsible for the manner in which any financial firm maintains custody or control of Fund shares on behalf of its customers.

Securities such as Fund shares held in the custody of financial firms may be subject to risks of, among other things, misappropriation, cyber attacks or delays in the availability of such securities if the financial firm becomes subject to a bankruptcy or insolvency proceeding under the Securities Investor Protection Act or other applicable law.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Funds’ prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held in a Fund account, call PIMCO Equity Series at 888.87.PIMCO. You will receive the additional copy within 30 days after receipt of your request by PIMCO Equity Series. Alternatively, if your shares are held through a financial institution, please contact the financial institution.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

All Funds (except PIMCO RAE Funds and equity portion of the PIMCO Dividend and Income Fund)

Investment decisions for the Trust and for the other investment advisory clients of PIMCO are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Some securities considered for investments by the Funds also may be appropriate for other clients served by PIMCO. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time, including accounts in which PIMCO, its officers or employees may have a financial interest. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by PIMCO is considered at or about the same time, transactions in such securities will be allocated among the Fund and other clients pursuant to PIMCO’s trade allocation policy that is designed to ensure that all accounts, including the Funds, are treated fairly, equitably, and in a non-preferential manner, such that allocations are not based upon fee structure or portfolio manager preference.

PIMCO may acquire on behalf of its clients (including the Trust) securities or other financial instruments providing exposure to different aspects of the capital and debt structure of an issuer, including without limitation those that relate to senior and junior/subordinate obligations of such issuer. In certain circumstances, the interests of those clients exposed to one portion of the issuer’s capital and debt structure may diverge from those clients exposed to a different portion of the issuer’s capital and debt structure. PIMCO may advise some clients or take actions for them in their best interests with respect to their exposures to an issuer’s capital and debt structure that may diverge from the interests of other clients with different exposures to the same issuer’s capital and debt structure.

PIMCO may aggregate orders for the Funds with simultaneous transactions entered into on behalf of other clients of PIMCO when, in PIMCO’s reasonable judgment, aggregation may result in an overall economic benefit to the Funds and other clients in terms of pricing, brokerage commissions or other expenses. When feasible, PIMCO allocates trades prior to execution. When pre-execution allocation is not feasible, PIMCO promptly allocates trades following established and objective procedures. Allocations generally are made at or about the time of execution and before the end of the trading day. As a result, one account may receive a price for a particular transaction that is different from the price received by another account for a similar transaction on the same day. In general, trades are allocated among portfolio managers on a pro rata basis (to the extent a portfolio manager decides to participate fully in the trade), for further allocation by each portfolio manager among that manager’s eligible accounts. In allocating trades among accounts, portfolio managers generally consider a number of factors, including, but not limited to, each account’s deviation (in terms of risk exposure and/or performance characteristics) from a relevant model portfolio, each account’s investment objectives, restrictions and guidelines, its risk exposure, its available cash, and its existing holdings of similar securities. Once trades are allocated, they may be reallocated only in unusual circumstances due to recognition of specific account restrictions.

In some cases, PIMCO may sell a security on behalf of a client, including the Funds, to a broker-dealer that thereafter may be purchased for the accounts of one or more of PIMCO’s other clients, including the Funds, from that or another broker-dealer. PIMCO has adopted procedures it believes are reasonably designed to obtain the best execution for the transactions by each account.

PIMCO RAE Funds and equity portion of PIMCO Dividend and Income Fund

Parametric is responsible for effecting all portfolio transactions on behalf of the PIMCO RAE Funds and the equity portion of the PIMCO Dividend and Income Fund. Parametric has a fiduciary obligation to act, at all times, in the best interest of its clients and to seek best overall execution in client trading. The firm has the authority to execute a trade through any broker-dealer, dealer and/or exchange it deems appropriate, and may negotiate commission and similar fees and expenses. Parametric carefully monitors and evaluates transaction costs and the quality of execution across all strategies and client portfolios. Parametric utilizes the services of third-party service providers to assist with best execution analysis. In analyzing best overall execution, Parametric will consider factors, including but not limited to: specific market and trading impact, number of shares being traded, share price, trading costs, exchange costs, and other material inputs.

Parametric will always seek to effect transactions at the price and commission that provides the most favorable total overall cost or proceeds reasonably attainable given the circumstances. Parametric may consider various factors when selecting a broker-dealer, including but not limited to: the nature of the portfolio transaction; the size of the transaction; the execution, clearing and settlement capabilities of the broker-dealer; the reputation, financial strength and stability of the broker-dealer; availability of alternative trading platforms; the desired timing of the transaction; confidentiality; and, under appropriate circumstances, the availability of research and research-related services provided through such broker-dealer.

Parametric may aggregate or “block” trades if, in Parametric’s reasonable judgment, such aggregation may result in an overall economic benefit to each participating client’s account, taking into consideration the more advantageous purchase or selling price, brokerage commissions, and the execution capabilities of the selected broker-dealer. By aggregating trades for multiple client accounts into a larger, single block order, Parametric may be able to obtain a better price and more favorable trade execution for all participating client accounts.

Brokerage and Research Services

All Funds (except PIMCO RAE Funds and equity portion of PIMCO Dividend and Income Fund)

PIMCO places all orders for the purchase and sale of portfolio securities, options and futures contracts for the relevant Fund and buys and sells such securities, options and futures for the Trust through a substantial number of brokers and dealers. In so doing, PIMCO uses its best efforts to obtain for the Trust the best execution available. In seeking best execution, PIMCO, having in mind the Trust’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Changes in the aggregate amount of brokerage commissions paid by a Fund from year-to-year may be attributable to changes in the asset size of the Fund, the volume of portfolio transactions effected by the Fund, the types of instruments in which the Fund invests, or the rates negotiated by PIMCO on behalf of the Funds.

PIMCO places orders for the purchase and sale of portfolio investments for the Funds’ accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Funds, PIMCO will seek the best execution of the Funds’ orders. In doing so, a Fund may pay higher commission rates than the lowest available when PIMCO believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Trust may use broker-dealers that sell Fund shares to effect the Trust’s portfolio transactions, the Trust and PIMCO will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

There is generally no stated commission in the case of fixed income securities, which are often traded in the OTC markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. Transactions in fixed income securities on certain foreign exchanges may involve commission payments.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, PIMCO may receive research services from many broker-dealers with which PIMCO places the Trust’s portfolio transactions. These services, which in some cases also may be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Such information may be provided in the form of meetings with analysts, telephone contacts and written materials. Some of these services are of value to PIMCO in advising various of its clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fee paid by the Trust would not be reduced in the event that PIMCO and its affiliates received such services. Although PIMCO considers the research products and services it receives from broker-dealers to be supplemental to its own internal research, PIMCO would likely incur additional costs if it had to generate these research products and services through its own efforts or if it paid for these products or services itself.

As permitted by Section 28(e) of the 1934 Act, PIMCO may cause the Trust to pay a broker-dealer which provides “brokerage and research services” (as defined in the 1934 Act) to PIMCO an amount of disclosed commission or spread (sometimes called “soft dollars”) for effecting a securities transaction for the Trust in excess of the commission or spread which another broker-dealer would have charged for effecting that transaction, if PIMCO determines in good faith that the commission is reasonable given the brokerage and/or research services provided by the broker-dealer. PIMCO is typically in a position to make this necessary determination in connection with transactions in equity securities and in other circumstances where there is sufficient transparency to objectively determine the transaction price and commission (e.g., where the commission and transaction price are fully and separately disclosed on the confirmation and the transaction is reported under conditions that provide independent and objective verification of the transaction price), which generally is not the case with transactions in fixed income securities. Accordingly, the provision of brokerage and research services is not typically considered with respect to transactions by the Trust when trading in fixed income securities, although PIMCO may receive research or research-related credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Fund.

In selecting broker-dealers that provide research or brokerage services that are paid for with soft dollars, potential conflicts of interest may arise between PIMCO and the Trust because PIMCO does not produce or pay for these research or brokerage services, but rather uses brokerage commissions generated by Fund transactions to pay for them. In addition, PIMCO may have an incentive to select a broker-dealer based upon the broker-dealer’s research or brokerage services instead of the broker-dealer’s ability to achieve best execution.

As noted above, PIMCO may purchase new issues of securities for the Trust in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide PIMCO with research in addition to selling the securities (at the fixed public offering price) to the Trust or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Trust, other PIMCO clients, and PIMCO without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

PIMCO may place orders for the purchase and sale of portfolio securities with a broker-dealer that is affiliated to PIMCO where, in PIMCO’s judgment, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

Pursuant to applicable sections under the 1940 Act, a broker-dealer that is an affiliate of the Adviser may receive and retain compensation for effecting portfolio transactions for a Fund if the commissions paid to such an affiliated broker-dealer by a Fund do not exceed one per centum of the purchase or sale price of such securities.

PIMCO RAE Funds and equity portion of PIMCO Dividend and Income Fund

Parametric does not enter into soft dollar agreements to pay for research and does not otherwise allocate brokerage commissions to pay for research or other products or services. In connection with seeking best execution, Parametric will send trades to brokers that provide brokerage services that directly relate to the execution of trades and satisfy the temporal standard under Section 28(e) of the 1934 Act. These brokerage services include trading software used to route orders electronically to market centers and the provision of fixed connections used to electronically effect securities transactions. These brokerage services are provided at no cost to Parametric. These brokerage services are used for trading for any client, regardless of the selection of broker. Parametric will only continue to use such services if it is satisfied that access to the resources does not increase client costs directly or indirectly.

SEC rules require that commissions paid to an affiliated broker-dealer, or PIMCO by a Fund on exchange transactions not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Funds did not pay any commissions to affiliated brokers during the fiscal years ended June 30, 2018, 2017 and 2016.

The following table describes the compensation paid to the Distributor for the fiscal year ended June 30, 2018:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions
PIMCO Dividend and Income Fund	$ 25,372	$ 9,192	N/A
PIMCO EqS® Long/Short Fund	16,949	6,726	N/A
PIMCO RAE Emerging Markets Fund	7,529	7,391	N/A
PIMCO RAE Global Fund	668	165	N/A
PIMCO RAE Global ex-US Fund	271	329	N/A
PIMCO RAE International Fund	5,349	2,710	N/A
PIMCO RAE US Fund	3,489	1,591	N/A
PIMCO RAE US Small Fund	968	990	N/A
PIMCO REALPATH® Blend 2020 Fund	149	N/A	N/A
PIMCO REALPATH® Blend 2025 Fund	885	N/A	N/A
PIMCO REALPATH® Blend 2030 Fund	1,690	N/A	N/A
PIMCO REALPATH® Blend 2035 Fund	274	(86)	N/A
PIMCO REALPATH® Blend 2040 Fund	608	N/A	N/A
PIMCO REALPATH® Blend 2045 Fund	163	N/A	N/A
PIMCO REALPATH® Blend 2050 Fund	N/A	N/A	N/A
PIMCO REALPATH® Blend 2055 Fund	336	N/A	N/A
PIMCO REALPATH® Blend Income Fund	2,074	N/A	N/A

Brokerage Commissions Paid

For the fiscal years ended June 30, 2018, 2017 and 2016, the following amounts of brokerage commissions were paid by each operational Fund:

Fund	Year Ended 6/30/18	Year Ended 6/30/17	Year Ended 6/30/16
PIMCO Dividend and Income Fund	$ 587	$ 20,318	$ 1,076,490

PIMCO EqS® Long/Short Fund	367,991	658,238	5,371,088
PIMCO RAE Emerging Markets Fund	1,112,948	1,402,579	1,424,904
PIMCO RAE Global Fund	0	0	N/A
PIMCO RAE Global ex-US Fund	0	0	N/A
PIMCO RAE International Fund	274,591	170,388	123,604
PIMCO RAE US Fund	106,468	93,888	117,790
PIMCO RAE US Small Fund	31,613	44,288	96,562
PIMCO REALPATH® Blend Income Fund	357	6	31
PIMCO REALPATH® Blend 2020 Fund	455	6	37
PIMCO REALPATH® Blend 2025 Fund	540	6	45
PIMCO REALPATH® Blend 2030 Fund	246	0	38
PIMCO REALPATH® Blend 2035 Fund	136	0	43
PIMCO REALPATH® Blend 2040 Fund	124	0	42
PIMCO REALPATH® Blend 2045 Fund	109	0	42
PIMCO REALPATH® Blend 2050 Fund	194	0	42
PIMCO REALPATH® Blend 2055 Fund	0	0	42

Holdings of Securities of the Trust’s Regular Brokers and Dealers

The following table indicates the value of each operational Fund’s aggregate holdings, in thousands, of the securities of its regular brokers or dealers for the fiscal year ended June 30, 2018.

PIMCO Dividend and Income Fund

	HSBC Securities (USA), Inc.	$ 5,532
	JP Morgan Chase & Co.	3,550
	Banc of America Securities.	2,236
	Credit Suisse (USA), Inc.	1,780
	Barclays, Inc.	1,755
	BNP Paribas Securities Corp.	1,426
	Morgan Stanley & Co., Inc.	1,172
	Goldman Sachs & Co.	161
	Merrill Lynch, Pierce, Fenner & Smith.	14
PIMCO EqS® Long/Short Fund

	JPMorgan Chase & Co.	$ 11,462

PIMCO RAE International Fund

	HSBC Securities (USA), Inc.	$ 11,175
	Barclays, Inc.	4,784
	BNP Paribas Securities Corp.	4,356
	RBC Capital Markets Corp.	2,715
	Credit Suisse (USA), Inc.	1,641
	UBS Securities LLC	1,478

PIMCO RAE US Fund

	JP Morgan Chase & Co.	$ 16,322
	Citigroup Global Markets, Inc.	12,788
	Banc of America Securities LLC	10,796
	Goldman Sachs & Co.	2,905
	State Street Bank & Trust Co.	2,027
	Morgan Stanley & Co., Inc.	227

PIMCO RAE Emerging Markets Fund

	Barclays, Inc.	$ 9,577

Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” PIMCO manages the Funds without regard generally to restrictions on portfolio turnover. See “Taxation” below. Trading in equity securities involves the payment of brokerage commissions, which are transaction costs paid by a Fund. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which generally would be taxed at ordinary income tax rates when distributed to shareholders).

The portfolio turnover rate of a Fund is calculated by dividing: (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by; (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less and any short sales that the Fund does not intend to maintain for more than one year. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year. Portfolio turnover rates for each Fund that was operational as of the Trust’s most recent fiscal year end are provided in the Prospectuses under the caption “Financial Highlights.”

The PIMCO REALPATH® Blend Funds indirectly bear the expenses associated with the portfolio turnover of the Acquired Funds, which may have fairly high portfolio turnover rates (i.e., in excess of 100%). Shareholders in the PIMCO REALPATH® Blend Funds also bear expenses directly or indirectly through sales of securities held by the Funds and the Acquired Funds, which result in realization of taxable capital gains. To the extent such gains relate to securities held for one year or less, such gains generally will be short-term taxable gains which generally would be taxed at ordinary income tax rates when distributed to shareholders.

The PIMCO RAE Funds of Funds indirectly bear the expenses associated with the portfolio turnover of the PIMCO RAE Underlying Funds, which may have fairly high portfolio turnover rates (i.e., in excess of 100%). Shareholders in the PIMCO RAE Funds of Funds also bear expenses directly or indirectly through sales of securities held by the PIMCO RAE Funds of Funds and the PIMCO RAE Underlying Funds, which result in realization of taxable capital gains. To the extent such gains relate to securities held for one year or less, such gains generally will be short-term taxable gains subject to tax at ordinary income tax rates when distributed to shareholders.

Disclosure of Portfolio Holdings

Policies and Procedures Generally. The Trust has adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the securities holdings of the Funds (the “Disclosure Policy”). The Disclosure Policy is designed to protect the confidentiality of the Funds’ non-public portfolio holdings information, to prevent the selective disclosure of such information, and to ensure compliance by PIMCO and the Funds with the federal securities laws, including the 1940 Act and the rules promulgated thereunder and general principles of fiduciary duty. PIMCO serves as investment adviser to various funds, including exchange-traded funds, that may have investment objectives, strategies and portfolio holdings that are substantially similar to or overlap with those of the Funds, and in some cases, these funds may publicly disclose portfolio holdings on a more frequent basis than is required for the Funds. For example, portfolio holdings for PIMCO advised actively managed exchange-traded funds are required, by the terms of the applicable SEC exemptive relief, to be publicly disclosed each business day. Similarly, PIMCO serves as an investment adviser to separate accounts that may have investment objectives, strategies and portfolio holdings that are substantially similar to or overlap with those of the Funds, and the separate account holdings that are disclosed to the client or others under the terms of the client’s investment management agreement could be similar or identical to Fund holdings. As a result, it is possible that other market participants may use such information for their own benefit, which could negatively impact the Funds’ execution of purchase and sale transactions.

Monitoring and Oversight. The Trust’s Chief Compliance Officer (“CCO”) is responsible for ensuring that PIMCO has adopted and implemented policies and procedures reasonably designed to ensure compliance with the Disclosure Policy and, to the extent the CCO considers necessary, the CCO shall monitor PIMCO’s compliance with its policies and procedures.

Any exceptions to the Disclosure Policy may be made only if approved by the CCO upon determining that the exception is in the best interests of the Fund. The CCO must report any exceptions made to the Disclosure Policy to the Trust’s Board of Trustees at its next regularly scheduled meeting.

Quarterly Disclosure. The Funds will publicly disclose the complete schedule of each Fund’s holdings, as reported on a fiscal quarter-end basis, by making the information publicly available in a manner consistent with requirements established by the SEC. You may view a Fund’s complete schedule of portfolio holdings for the most recently completed quarter online at www.pimco.com/investments, or obtain a copy of the schedule by calling PIMCO at 1-800-927-4648. With respect to the PIMCO REALPATH® Blend Funds and the PIMCO RAE Funds, this information will be available no earlier than the day on which it is transmitted to shareholders in the Funds’ annual and semi-annual reports, or filed with the SEC on Form N-Q, which will occur on or about the sixtieth (60th) day after a fiscal quarter’s end. With respect to the Funds other than the PIMCO REALPATH® Blend Funds and the PIMCO RAE Funds, this information may be made publicly available beginning on the tenth (10th) business day after the Funds’ fiscal quarter end.

The Funds file their complete schedules of securities holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Disclosure of Ten Largest Holdings. Each Fund (except the PIMCO EqS® Long/Short Fund and the PIMCO REALPATH® Blend Funds) will publish a list of its ten largest holdings in terms of total Fund assets invested as of the last calendar day of each month, but not earlier than the tenth business day of the subsequent month (the “Top Ten List”). Newly initiated Fund holdings will not be eligible for inclusion in the Top Ten List for an initial period of 60 days. Upon the approval of the CCO, a Fund may choose to remove or not to update the Top Ten List at any given time upon the determination that doing so would not be in the best interests of the Fund. You may view the most recent available version of the Top Ten List online at www.pimco.com/investments.

Defaulted/Distressed Securities. PIMCO may, in its discretion, publicly disclose portfolio holdings information at any time with respect to securities held by the Funds that are in default or experiencing a negative credit event. Any such disclosure will be broadly disseminated via PIMCO’s website at www.pimco.com/investments, the Distributor’s website at www.pimco.com/investments, or by similar means.

Confidential Dissemination of Portfolio Holdings Information. No disclosure of non-public portfolio holdings information may be made to any unaffiliated third party except as set forth in the Disclosure Policy. This prohibition does not apply to information sharing with the Funds’ service providers, such as the Funds’ investment adviser, sub-adviser (if any), portfolio implementer (if any), distributor, custodian, transfer agent, administrator, sub-administrator (if any), accountant, counsel, securities class action claims services administrator, financial printer, proxy voting agent, lender, service providers to PIMCO or to PIMCO affiliates who may perform services or assist PIMCO in the performance of services for or on behalf of a Fund and other select third party service providers (collectively, the “Service Providers”), who generally need access to such information in the performance of their contractual duties and responsibilities. Such Service Providers are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.

Each Fund or PIMCO may, to the extent permitted under applicable law, distribute non-public information regarding a Fund, including portfolio holdings information, more frequently to (i) certain third parties that have a legitimate business purpose in receiving such information, including, but not limited to, mutual fund analysts and rating and ranking organizations, pricing information vendors, analytical service providers, certain platform providers and potential Service Providers, or (ii) a redeeming shareholder effecting a redemption-in-kind from one of the Funds as may be permitted by PIMCO from time to time; provided, however, that any recipient of non-public information pursuant to this paragraph shall be subject to a confidentiality agreement meeting the requirements of the Disclosure Policy.

The distribution of non-public information must be authorized by an officer of the Trust after determining the requested disclosure is in the best interests of the Fund and its shareholders and after consulting with and receiving approval from PIMCO’s legal department. The Disclosure Policy does not require a delay between the date of the information and the date on which the information is disclosed; however, any recipient of non-public information will be subject to a confidentiality agreement that contains, at a minimum, provisions specifying that: (1) the Funds’ non-public information provided is the confidential property of the Funds and may not be used for any purpose except in connection with the provision of services to the Funds or for an agreed-upon legitimate business purpose and, in particular, that such information may not be traded upon; (2) except to the extent contemplated by the Disclosure Policy, the recipient of the non-public information agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential; and (3) upon written request from the Funds or PIMCO, the recipient of the non-public information shall promptly return or destroy the information, except as otherwise required by applicable law or such recipient’s record retention policies and procedures. Neither the Funds nor PIMCO may receive compensation or consideration in connection with the distribution of non-public portfolio holdings information.

Non-Specific Information. Under the Disclosure Policy, the Funds or PIMCO may distribute non-specific information about the Funds and/or summary information about the Funds at any time. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality or character of a Fund’s holdings.

Required Disclosures. No provision of the Disclosure Policy is intended to restrict or prevent the disclosure of portfolio holdings information as may be required by applicable state or federal law, which are requested by governmental authorities or in connection with litigation involving a Fund’s current or past portfolio holdings.

Large Trade Notifications

A Fund or its agent may from time to time receive notice that a current or prospective shareholder will place, or that a financial intermediary has received, an order for a large trade in a Fund’s shares. The Fund may determine to enter into portfolio transactions in anticipation of that order, even though the order will not be placed or processed until the following business day, as applicable. This practice provides for a closer correlation between the time shareholders place trade orders and the time a Fund enters into portfolio transactions based on those orders, and permits the Fund to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate its investment positions, in the case of redemption orders. On the other hand, the current or prospective shareholder or financial intermediary, as applicable, may not ultimately place or process the order. In this case, a Fund may be required to borrow assets to settle the portfolio transactions entered into in anticipation of that order, and would therefore incur borrowing costs. The Funds may also suffer investment losses on those portfolio transactions. Conversely, the Funds would benefit from any earnings and investment gains resulting from such portfolio transactions.

NET ASSET VALUE

Net asset value is determined as indicated under “How Fund Shares Are Priced” in the Prospectuses. A Fund’s net asset value will not be determined on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

A Fund’s portfolio securities and other assets for which market quotations are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales prices are reported, as is the case for most securities traded OTC, on the basis of either: (i) the mean between representative bid and ask quotations obtained from a quotation reporting system or from established market makers; or (ii) prices (including evaluated prices) supplied by a Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). For exchange-traded securities, market value also may be determined on the basis of the exchange’s Official Closing Price or Settlement instead of the last reported sales prices. Certain exchange-traded equity options may be valued using evaluations from Pricing Services. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or prices provided by Pricing Services, which may take into account appropriate factors such as, without limitation, institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

Each Fund’s liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class’s distribution and/or servicing fees (if any) and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in the Fund’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s “net asset value” per share. Under certain circumstances, the per share net asset value of Class C shares of the Funds that do not declare regular income dividends on a daily basis may be lower than the per share net asset value of Class A shares as a result of the daily expense accruals of the distribution fee applicable to Class C shares. Generally, when Funds pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund’s classes.

TAXATION

The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds. The discussion is based upon current provisions of the Internal Revenue Code, existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Internal Revenue Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax-exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

Each Fund intends to qualify annually and either has elected or will elect to be treated as a regulated investment company under the Internal Revenue Code. To qualify and be subject to tax as a regulated investment company, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income Test”); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of certain controlled issuers in the same or similar trades or businesses, or the securities of one or more “qualified publicly traded partnerships”; and (c) distribute in each taxable year dividends of an amount at least equal to the sum of (i) 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses), determined without regard to any deduction for dividends paid, and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities. To date, such regulations have not been issued.

If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, a Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and reduced rates of taxation on qualified dividend income in the case of individuals. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) reported by the Fund as capital gain dividends, if any, that it distributes as dividends to its shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, a Fund must distribute dividends in respect of each calendar year to its shareholders of an amount at least equal to the sum of (1) 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) generally for the twelve -month period ending on October 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years and on which the Fund paid no U.S. federal income tax. To avoid application of the excise tax, each Fund generally intends, to the extent necessary, to make its distributions in accordance with the calendar year distribution requirement. However, each Fund reserves the right to retain a portion of its earnings and be subject to excise tax on such earnings. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

U.S. federal tax reform legislation, commonly known as the Tax Cuts and Jobs Act (the “Act”), was recently enacted in December 2017. The Act permanently reduces the maximum federal corporate income tax rate beginning after December 31, 2017 and temporarily reduces the maximum individual income tax rate (effective for taxable years 2018 through 2025).

Among other highlights, the Act limits the deductibility of business interest expense, changes the rules regarding both the calculation of net operating loss and carryforward deductions that may be used to offset taxable income, amends the constructive ownership rules of the U.S. controlled foreign corporation regime, reduces the dividends received deduction exclusion of income for corporations, and requires certain accrual basis taxpayers to recognize income for tax purposes no later than the taxable year in which such income is recognized for financial reporting purposes.

The application of the provisions of the Act is uncertain, and any changes in the Act may have indirect and direct effects on a Fund, its investments, and its shareholders, which cannot be predicted. In addition, legislative and regulatory changes could be enacted at any time, which could have either a prospective or retroactive effect. Respective shareholders should consult their tax advisors regarding the implications of the Act on their investments in the Funds.

Distributions

In years when a Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder’s basis in the shares. Although all or a portion of the dividends paid by certain Funds may qualify for the deduction for dividends received by certain U.S. corporations and/or the reduced tax rate for individuals and other non-corporate taxpayers on certain “qualified dividend income,” it is not expected that any such portion would be significant. Dividends paid by certain other Funds generally are not expected to qualify for the deduction for dividends received by corporations and/or the reduced tax rate for individuals and other non-corporate taxpayers on certain “qualified dividend income.” Distributions of net capital gains, if any, reported as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held a Fund’s shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund’s investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any Fund’s participation in a securities lending transaction may affect the amount, timing, and character of distributions derived from such transaction to shareholders. In this case, amounts derived by a Fund in place of dividends earned on a security during the period that such security was not directly held by the Fund may not give rise to qualified dividend income or the deduction for dividends received by certain corporations.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The tax treatment of income, gains and losses attributable to foreign currencies (and derivatives on such currencies), and various other special tax rules applicable to certain financial transactions and instruments could affect the amount, timing and character of a Fund’s distributions. In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions and may also possibly cause all, or a portion, of prior distributions to be reclassified as returns of capital for tax purposes.

Sales of Shares

Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. Additionally, any loss realized upon the sale or exchange of Fund shares with a tax holding period of six months or less may be disallowed to the extent of any distributions treated as exempt interest dividends with respect to such shares. If a Fund redeems a shareholder in-kind rather than in cash, the shareholder would realize the same gain or loss as if the shareholder had been redeemed in cash. Further, the shareholder’s basis in the securities received in the in-kind redemption would be the securities’ fair market value on the date of the in-kind redemption.

Your financial intermediary or the Funds (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the IRS. This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the applicable Fund in writing that you want to use another available method for cost basis reporting (for example, First In, First Out (“FIFO”), Last In, First Out (“LIFO”), Specific Lot Identification (“SLID”) or High Cost, First Out (“HIFO”)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals made after January 1, 2012. Your cost basis election method will be applied to all fund positions for all of your accounts as well as to all future funds added, unless otherwise indicated by you.

Mutual fund shares acquired prior to January 1, 2012, are not covered by cost basis regulations.    When available, average cost will be reported to investors who will be solely responsible for calculating and reporting gains and losses realized on the sale of non-covered securities. This information is not reported to the IRS. All non-covered shares will be depleted before the covered shares, starting with the oldest shares first.

When transferring the ownership of covered shares, you must provide account information for the recipient/account receiving shares and the reason the transfer is taking place (i.e., re-registration, inheritance through death, or gift). If a reason is not provided, the transfer will be defaulted as a transfer due to gift. If the recipient’s existing account or new account will use the Average Cost accounting method, they must accept the shares being transferred at fair market value on the date of the gift or settlement if the shares should be transferred at a loss. For transfers due to Inheritance on accounts with Joint Tenants with Rights of Survivorship (JWROS), unless you instruct us otherwise by indicating the ownership percentage of each party, the shares will be split equally with the basis for the decedents portion determined using the fair market value of the date of death and the other portions maintaining the current cost basis.

If a shareholder is a corporation and has not instructed the applicable Fund that it is a C corporation in its account application or by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

Backup Withholding

A Fund may be required to withhold up to 24% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Internal Revenue Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal tax liability.

Options, Futures and Forward Contracts, and Swap Agreements

Some of the options, futures contracts, forward contracts, and swap agreements used by the Funds may be considered “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“60/40”) although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed in the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in “straddles” for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the amount, timing and character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the Fund’s taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which generally would be taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which generally will be taxed to shareholders either as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. The Trust intends to monitor developments in this area.

Certain requirements that must be met under the Internal Revenue Code in order for a Fund to qualify as a regulated investment company, including the qualifying income and diversification requirements applicable to a Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.

In addition, the use of swaps or other derivatives could adversely affect the character (capital gain vs. ordinary income) of the income recognized by the Funds for federal income tax purposes, as well as the amount and timing of such recognition, as compared to a direct investment in underlying securities, and could result in a Fund’s recognition of income prior to the receipt of any corresponding cash. As a result of the use of swaps and derivatives, a larger portion of the Fund’s distributions may be treated as ordinary income than would have been the case if the Fund did not enter into such swaps or derivatives. The tax treatment of swap agreements and other derivatives may also be affected by future legislation or Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions made by the Fund.

Short Sales

The Funds may make short sales of securities. In general, gain or loss on a short sale is recognized when a Fund closes the short sale by delivering the borrowed securities to the lender, not when the borrowed securities are sold. Short sales may increase the amount of short-term capital gain realized by a Fund, which generally would be taxed as ordinary income when distributed to shareholders. In addition, these rules may terminate the holding period of “substantially identical property” held by these Funds. Moreover, a loss recognized by a Fund on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. A Fund generally will not be permitted to deduct payments made to reimburse a lender of securities for dividends paid on borrowed securities if the short sale is closed on or before the 45th day after the Fund enters into the short sale. Short sales also may be subject to the “Constructive Sales” rules, discussed below.

Passive Foreign Investment Companies

The Funds may invest in the stock of foreign corporations which may be classified under the Internal Revenue Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to stockholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

Each Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances (i.e., a “qualified electing fund” or “QEF” election), a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given taxable year. If a Fund made a QEF election with respect to a PFIC, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. However, under proposed Treasury Regulations, certain income derived by a Fund from a PFIC with respect to which the Fund has made a QEF election would generally constitute income under the Qualifying Income Test for purposes of determining the Fund’s ability to be subject to tax as a RIC only to the extent the PFIC makes distributions of that income to the Fund. As such, each Fund may be restricted in its ability to make QEF elections with respect to its investments in issuers that could be treated as PFICs in order to limit its tax liability or maximize its after-tax return from these investments.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and generally will be taxed to shareholders either as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Foreign Currency Transactions

Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments or contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the instrument, security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Internal Revenue Code as “section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Fund of Funds Structure

The PIMCO REALPATH® Blend Funds will not be able to offset gains realized by one Acquired Fund in which the PIMCO REALPATH® Blend Funds invest against losses realized by another Acquired Fund in which the PIMCO REALPATH® Blend Funds invest. Redemptions of shares in an Acquired Fund could also result in a gain and/or income to the PIMCO REALPATH® Blend Funds. The PIMCO REALPATH® Blend Funds’ use of the fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders. Redemptions of shares in an Acquired Fund could also cause additional distributable gains to shareholders.

The PIMCO RAE Funds of Funds will not be able to offset gains realized by one PIMCO RAE Underlying Fund in which the PIMCO RAE Funds of Funds invest against losses realized by another PIMCO RAE Underlying Fund in which the PIMCO RAE Funds of Funds invest. Redemptions of shares in a PIMCO RAE Underlying Fund could also result in a gain and/or income to the PIMCO RAE Funds of Funds. The PIMCO RAE Funds of Funds’ use of the fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders. Redemptions of shares in a PIMCO RAE Underlying Fund could also cause additional distributable gains to shareholders.

Foreign Taxation

Income and gains recognized by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, PIMCO intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations or foreign governments, the Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by the Fund. Funds that have at least 50% of their assets invested in other regulated investment companies at the end of each quarter (“Fund of Funds”) may also be eligible to make this election. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and the shareholder may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the Fund’s taxable year whether any foreign income or related foreign taxes paid by the Fund will “pass-through” for that taxable year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders of the Trust. With respect to such Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. Furthermore, any amounts received by a Fund in place of dividends earned and any related withholding taxes incurred on a security while such security was subject to a securities loan, respectively, will not qualify as foreign income and will not qualify as a foreign tax paid by such Fund and, therefore, will not be able to be passed through to shareholders even if the Fund satisfies the requirements described above. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Various other limitations, including a minimum holding period requirement, apply to limit the credit and/or deduction for foreign taxes for purposes of regular federal tax and/or alternative minimum tax.

Original Issue Discount and Market Discount

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of such income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of such income.

A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Investments in REITs and REMICs

Some of the Funds may invest in REITs. Such investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

As discussed above, a Fund or some of the REITs in which a Fund may invest may be permitted to hold senior or residual interests in REMICs or debt or equity interests in TMPs. Under Treasury regulations not yet issued, but that may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Internal Revenue Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are expected to provide that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by shareholders, with the same consequences as if shareholders held the related REMIC residual or TMP interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

If at any time during any taxable year a “disqualified organization” (as defined in the Internal Revenue Code) is a record holder of a share in a regulated investment company earning excess inclusion income, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. It is not expected that a substantial portion of a Fund’s assets will be residual interests in REMICs. Additionally, the Funds do not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

Under recent tax legislation, individuals (and certain other noncorporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs and certain taxable income from publicly traded partnerships. Currently, there is not a mechanism for regulated investment companies to pass through the 20% deduction to shareholders although it is possible that a legislative or regulatory approach to do so may be provided in the future. As a result, in comparison, investors investing directly in REITs or publicly traded partnerships would generally be eligible for the 20% deduction for such taxable income from these investments while investors investing in REITs or publicly traded partnerships indirectly through a Fund would not be eligible for the 20% deduction for their share of such taxable income. In addition, under the recent tax legislation, REITs as well as other corporations will be subject to certain leverage limitations regarding the deductibility of interest expense. The recent tax legislation also may, pending further regulatory guidance, require REITs and a Fund to accrue market discount currently or recognize de minimis market discount or original issue discount income, which may affect the taxability of REIT distributions received by a Fund and the amount of taxable distributions paid by a Fund to shareholders. The effects of these and other provisions of the tax legislation on REITs’ operations, on master limited partnerships, or on a Fund, is uncertain at this time.

Uncertain Tax Consequences

A Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Funds to the extent necessary in order to seek to ensure that they distribute sufficient income that they do not become subject to U.S. federal income or excise tax.

Constructive Sales

Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be subject to tax on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Internal Revenue Code.

IRAs and Other Retirement Plans

If you invest in a Fund through an IRA or other retirement plan, you should consult with your own tax adviser on the applicable rules for such IRA or retirement plan with respect to plan qualification requirements, limits on contributions and distributions, and required distributions from IRAs and retirement plans. As an example, there could be tax penalties on distributions from an IRA or retirement plan prior to age 59 1/2. Certain minimum distribution requirements may also apply to IRAs or retirement plans by April 1 of the year following the calendar year in which you reach age 70 1/2. Failure to follow these requirements and other applicable requirements may result in significant additional taxes and penalties. It is your responsibility to ensure that you comply with these and other requirements.

Non-U.S. Shareholders

Withholding of Income Tax on Dividends: Under U.S. federal tax law, dividends paid on shares beneficially held by a person who is a “foreign person” within the meaning of the Internal Revenue Code, are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which may, in some cases, be reduced by an applicable tax treaty. However, if the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will generally be subject to U.S. federal net income taxation at regular income tax rates. Distributions of long-term net realized capital gains generally will not be subject to withholding of U.S. federal income tax.

A Fund may invest in the securities of corporations that invest in U.S. real property, including U.S. REITs. The sale or other disposition of a U.S. real property interest (“USRPI”) by a Fund, a U.S. REIT, or a U.S. real property holding corporation in which the Fund invests may trigger special tax consequences to the Fund’s non-U.S. shareholders. The Foreign Investment in Real Property Tax Act, as amended (“FIRPTA”), makes non-U.S. persons subject to U.S. tax on the sale or other disposition of a USRPI as if such person was a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Internal Revenue Code provides a look-through rule for distributions of FIRPTA gain by certain regulated investment companies received from U.S. REITs. Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in USRPIs, each Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and any related tax withholding.

The Funds are generally able to report certain distributions to non-U.S. shareholders as being derived from certain net interest income or net short-term capital gains where such reported distributions are generally not subject to U.S. tax withholding. However, distributions that are derived from other sources, such as dividends on corporate stock, foreign currency gains, foreign source interest, and ordinary income from swaps or investments in PFICs, would still be subject to U.S. tax withholding when distributed to non-U.S. shareholders. Moreover, in the case of Fund shares held through an intermediary, the intermediary may have withheld amounts even if a Fund reported all or a portion of a distribution as exempt from U.S. tax withholding. Affected non-U.S. shareholders should contact their intermediaries regarding the application of these rules to their accounts. There can be no assurance as to the amount of distributions that would not be subject to U.S. tax withholding when paid to non-U.S. shareholders.

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Income Tax on Sale of a Fund’s Shares: Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of such shares unless: (i) the shares in question are effectively connected with a permanent establishment in the United States of the beneficial holder and such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States; or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

State and Local Tax: A beneficial holder of shares who is a foreign person may be subject to state and local tax in addition to the federal tax on income referred above.

Estate and Gift Taxes: Upon the death of a beneficial holder of shares who is a foreign person, such shares will be deemed to be property situated within the United States and may be subject to U.S. federal estate tax. If at the time of death the deceased holder is a resident of a foreign country and not a citizen or resident of the United States, such tax will be imposed at graduated rates from 18% to 40% on the total value (less allowable deductions and allowable credits) of the decedent’s property situated within the United States. In general, there is no gift tax on gifts of shares by a beneficial holder who is a foreign person.

The availability of reduced U.S. taxation pursuant to any applicable treaties depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S. domestic tax law and such treaties.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (“qualifying federal obligations”). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of a Fund’s dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

OTHER INFORMATION

Capitalization

The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

Under Delaware law, shareholders are not personally liable for the obligations of the Trust. In addition, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust.

Voting Rights

Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board of Trustees if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee at any shareholder meeting. The Trustees are required to call a meeting of shareholders if requested in writing to do so by the holders of not less than ten percent of the outstanding shares of the Trust.

The Trust’s shares do not have cumulative voting rights, so that the holder of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class. In addition, to the extent the Funds own shares of a money market fund or short-term bond fund pursuant to the November 19, 2001 SEC exemptive order discussed above, the Funds will vote such shares in proportion to the votes of all other shareholders of the respective money market or short-term bond fund. If such money market or short-term bond fund has no other shareholders except the Funds and other PIMCO-advised funds, the Funds will vote such shares in proportion to the votes of the respective Fund’s shareholders on the proposal, or if such Fund’s shareholders are not solicited for their vote on the same proposal, such Fund will vote such shares in proportion to the votes of all other shareholders of the respective money market or short-term bond fund.

Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in the Prospectuses or this Statement of Additional Information, the phrase “vote of a majority of the outstanding shares” of a Fund (or the Trust) means the vote of the lesser of: (i) 67% of the shares of the Fund (or the Trust) present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (ii) more than 50% of the outstanding shares of the Fund (or the Trust).

Code of Ethics

The Trust, PIMCO, Research Affiliates, Parametric and the Distributor each has adopted a Code of Ethics pursuant to the requirements of the 1940 Act and the Advisers Act. These Codes of Ethics permit personnel, subject to the Codes of Ethics, to invest in securities, including securities that may be purchased or held by a Fund.

Custodian, Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company (“State Street”), 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for assets of a Fund. Under the custody agreement, State Street may hold the foreign securities at its principal office at 225 Franklin Street, Boston, Massachusetts 02110, and at State Street’s branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

Pursuant to rules adopted under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Trust assets. The Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust. No assurance can be given that the Trustees’ appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of a Fund will not occur, and shareholders bear the risk of losses arising from these or other events.

DST Asset Manager Solutions, Inc., P.O. Box 219024, Kansas City, Missouri 64121-9094 serves as transfer agent and dividend disbursing agent for the Institutional Class, I-2, I-3 and Administrative Class shares of the Funds. DST Asset Manager Solutions, Inc., P.O. Box 219294, Kansas City, MO 64121-9294 serves as transfer agent and dividend disbursing agent for the Class A, Class C and Class R shares of the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, Missouri 64106-2197, serves as the independent registered public accounting firm for the Funds. PricewaterhouseCoopers LLP provides audit services, tax assistance and consultation in connection with review of SEC and IRS filings.

Legal Counsel

Dechert LLP, 1900 K Street, NW, Washington, DC 20006-1110, passes upon certain legal matters in connection with the shares offered by the Trust, and also acts as legal counsel to the Trust.

Registration Statement

This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

Audited financial statements for the Trust as of June 30, 2018, including the notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated herein by reference from the Trust’s June 30, 2018 Annual Report. In addition, the unaudited financial statements for the Trust, as of December 31, 2018, including the notes thereto, are incorporated by reference from the Trust’s unaudited December 31, 2018 Semi-Annual Reports. The information for the semi-annual period ended December 31, 2018 includes all adjustments, consisting of normal recurring adjustments, that the Trust considers necessary for a fair presentation of such information.

PIMCO Equity Series Statement of Additional Information (SAI)	PES000SAI_061019